UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 5, 2020 (March 1, 2020)

Date of Report (Date of earliest event reported)

Mobile Mini, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12804	86-0748362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4646 E. Van Buren Street, Suite 400

Phoenix, Arizona 85008

(Address of Principal Executive Offices) (Zip Code)

(480) 894-6311

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value Preferred Share Purchase Rights	MINI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Overview

On March 1, 2020, Mobile Mini, Inc., a Delaware corporation (the “Company” or “Mobile Mini”), WillScot Corporation, a Delaware corporation (“WillScot” and following the Merger, the “Combined Company”) and Picasso Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of WillScot (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain customary closing conditions, Merger Sub will be merged with and into Mobile Mini, with Mobile Mini surviving as a wholly-owned subsidiary of WillScot (the “Merger”). Prior to the closing of the Merger, the Company and WillScot will agree on the name and ticker symbol of the Combined Company to be effective as of the Effective Time (as defined below). The Merger Agreement is further described below.

In connection with the Merger Agreement, on March 1, 2020, WillScot entered into a commitment letter (the “Commitment Letter”) pursuant to which certain financial institutions have committed to provide a senior secured asset based revolving credit facility (the “New ABL Facility”) in an aggregate principal amount of $2.4 billion to finance the Merger. The proceeds of the New ABL Facility will be available (x) to refinance the existing ABL credit agreements of WillScot and Mobile Mini and to redeem the existing senior notes of Mobile Mini, and (y) to pay the fees, costs and expenses incurred in connection with the Merger and the related transactions, subject to customary conditions.

Concurrently with the execution and delivery of the Merger Agreement, Mobile Mini entered into a voting agreement (the “Voting Agreement”) with TDR Capital LLP (“TDR Capital”), TDR Capital II Holdings L.P. (“TDR Holdings”), and Sapphire Holding S.à r.l. (“Sapphire Holdings”), an affiliate of the investment funds managed by TDR Capital (together with TDR Capital and TDR Holdings, the “TDR Parties”) whereby Sapphire Holdings has agreed, among other things, to vote all of its shares of WillScot’s Class A common stock, par value $0.0001 per share (the “WillScot Class A Common Stock”) and WillScot’s Class B common stock, par value $0.0001 per share (the “WillScot Class B Common Stock”) in favor of the WillScot Proposals (as defined below) and the TDR Parties have agreed not to solicit an alternative acquisition proposal or participate in discussions or negotiations regarding an alternative acquisition proposal, except as authorized by WillScot’s Board of Directors in certain circumstances. The shares of WillScot Class A Common Stock and WillScot Class B Common Stock subject to the Voting Agreement represent approximately 48.2% of the issued and outstanding shares of WillScot as of March 1, 2020. The Voting Agreement is further described below.

The Merger Agreement and the Voting Agreement further provide that Sapphire Holdings will exchange all of its shares of common stock, par value $0.0001 per share (“WSHC Stock”), of William Scotsman Holdings Corp., a direct subsidiary of WillScot (“Holdings”), immediately prior to the Effective Time, for shares of WillScot Class A Common Stock, at an exchange ratio of 1.3261 times (the “Share Exchange”), without any subsequent adjustment, and, at the Effective Time, all issued and outstanding shares of WillScot Class B Common Stock (which are held by Sapphire Holdings), will be cancelled (the “WillScot Class B Cancellation”) and each of the existing shareholders agreement of Holdings and the exchange agreement of Holdings will automatically terminate and be of no further force and effect. At the effective time of the Merger (the “Effective Time”), and as a result of the WillScot Class B Cancellation and the adoption by WillScot of an amended and restated certificate of incorporation as set forth in the Merger Agreement, the Combined Company will have a single series of its common stock, par value $0.0001 per share, outstanding (the “Combined Company Common Stock”). The Merger Agreement and Voting Agreement also further provide that, at the closing of the Merger, each of the TDR Parties will enter into a shareholders agreement with Parent in the form attached to the Merger Agreement and Voting Agreement (the “Shareholders Agreement”) which is further described below.

Merger Agreement

Merger Structure

At the Effective Time, each share of Mobile Mini common stock, par value $0.01 per share (“Mobile Mini Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares held by Mobile Mini as treasury stock or held by its subsidiaries), will be converted into the right to receive 2.4050 shares of the Combined Company Common Stock (the “Merger Consideration”). Immediately thereafter, as contemplated by the Merger Agreement and the amended and restated WillScot certificate of incorporation to be filed at the Effective Time, all outstanding shares of WillScot Class A Common Stock will be converted into shares of the Combined Company Common Stock.

Treatment of Equity Awards

At the Effective Time, each outstanding and unexercised option to purchase shares of Mobile Mini Common Stock will be assumed by the Combined Company and become an option to purchase shares of the Combined Company Common Stock, on the same terms and conditions as applied to each such option immediately prior to the Effective Time, except that (A) the number of shares of the Combined Company Common Stock subject to such option will equal the product of (i) the number of shares of Mobile Mini Common Stock that were subject to such option immediately prior to the Effective Time multiplied by (ii) 2.4050, rounded down to the nearest whole share and (B) the per-share exercise price will equal the quotient of (1) the exercise price per share of Mobile Mini Common Stock at which such option was exercisable immediately prior to the Effective Time, divided by (2) 2.4050, rounded up to the nearest whole cent.

At the Effective Time, each unvested outstanding restricted stock award with respect to shares of Mobile Mini Common Stock shall become vested as of immediately prior to the Effective Time, by virtue of the Merger, and in accordance with its terms will be converted into the right to receive the Merger Consideration in respect of each underlying share of Mobile Mini Common Stock.

Governance

The Merger Agreement provides that, as of the Effective Time, Bradley L. Soultz, the Chief Executive Officer (the “CEO”) of WillScot, will serve as the CEO of the Combined Company, and Kelly Williams, the President and CEO of Mobile Mini, will be appointed to serve as the President and Chief Operating Officer of the Combined Company, in each case for an initial term of 24 months. The Merger Agreement further provides that Timothy D. Boswell, the Chief Financial Officer (the “CFO”) of WillScot, will serve as the CFO of the Combined Company, Christopher J. Miner, the General Counsel (“GC”) of Mobile Mini, will be appointed to serve as the GC of the Combined Company and Hezron T. Lopez, the GC of WillScot, will be appointed to serve as the Chief Human Resources Officer of the Combined Company. The Merger Agreement also provides that, as of the Effective Time, the Board of Directors of the Combined Company will consist of eleven members, which will be comprised of (i) six directors designated by WillScot (the “Continuing WillScot Directors”), two of whom will be designated by Sapphire Holdings and (ii) five directors designated by Mobile Mini (the “Continuing Mobile Mini Directors”). The Continuing WillScot Directors are Mark S. Bartlett, Gerard E. Holthaus, Gary Lindsay, Stephen Robertson, Jeff Sagansky and Bradley L. Soultz with Messrs. Lindsay and Robertson having been designated by Sapphire Holdings. The Continuing Mobile Mini Directors are Sara R. Dial, Jeffrey S. Goble, Kimberly J. McWaters, Erik Olsson and Michael W. Upchurch. The Merger Agreement also provides that the Combined Company’s headquarters will be in Phoenix, Arizona as of the Effective Time.

Representations, Warranties and Covenants

WillScot and Mobile Mini have each made customary representations, warranties and covenants in the Merger Agreement with respect to each party’s business, including covenants by each party, subject to certain exceptions, to conduct its business in all material respects in the ordinary course during the interim period between the execution of the Merger Agreement and the consummation of the Merger.

Closing Conditions

The completion of the Merger is subject to certain conditions, including: (i) the approval of the Merger and the Merger Agreement by Mobile Mini’s stockholders; (ii) the approval by WillScot’s stockholders of the issuance of the Merger Consideration in connection with the Merger and the adoption of an amended and restated certificate of incorporation for WillScot, effective upon consummation of the Merger (the “Charter Amendment” and together with the issuance of Merger Consideration, the “WillScot Proposals”); (iii) entry into definitive agreements with respect to that certain debt financing contemplated by the Commitment Letter; (iv) the termination or expiration of any applicable waiting period or periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) without the imposition of a “Regulatory Adverse Effect” (as defined in the Merger Agreement); (v) in the case of Mobile Mini, the completion of the Share Exchange; (vi) the delivery of certain tax opinions by counsel to each of WillScot and Mobile Mini that the Merger will be treated as a reorganization within Section 368(a) of the Internal Revenue Code of 1986, as amended; (vii) the absence of any law, injunction, judgment, order, decree or other legal restraint or prohibition preventing the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement and the ancillary agreements; (viii) the effectiveness of WillScot’s registration statement on Form S-4, registering the Merger Consideration; (ix) compliance by WillScot and Mobile Mini in all material respects with their respective obligations under the Merger Agreement; and (x) subject in most cases to exceptions that do not rise to the level of a “Company Material Adverse Effect” or “Parent Material Adverse Effect” (each as defined in the Merger Agreement), as applicable, the accuracy of representations and warranties made by Mobile Mini and WillScot, respectively.

Stockholder Meetings; Non-Solicitation; Intervening Events

The Merger Agreement requires each of WillScot and Mobile Mini to convene a stockholders meeting for purposes of obtaining the necessary stockholder approvals required in connection with the Merger. In addition, subject to certain exceptions and the exercise of certain fiduciary duties, as required under applicable law, each of WillScot and Mobile Mini has agreed (i) not to solicit alternative transactions or enter into discussions concerning, or provide information in connection with, any alternative transaction and (ii) that its Board of Directors will recommend that its stockholders approve and adopt the WillScot Proposals, the Merger and the Merger Agreement, as applicable.

Prior to the approval of the WillScot Proposals by WillScot’s stockholders or the approval and adoption of the Merger and the Merger Agreement by Mobile Mini’s stockholders, as applicable, the Board of Directors of WillScot or the Board of Directors of Mobile Mini, as applicable, may, in connection with (i) the receipt of a “Parent Superior Proposal” or a “Company Superior Proposal” (each as defined in the Merger Agreement), respectively, or (ii) a “Parent Intervening Event” or a “Company Intervening Event” (each as defined in the Merger Agreement), respectively, change its recommendation in favor of the WillScot Proposals or the Merger and the Merger Agreement, respectively, and, in the case of (i), enter into a definitive agreement implementing such Parent Superior Proposal or a Company Superior Proposal, as applicable, in each case, if the failure to do so would be inconsistent with its fiduciary duties subject to complying with applicable notice requirements and other specified conditions, including giving the other party the opportunity to propose changes to the Merger Agreement in response to such Parent Superior Proposal, Company Superior Proposal, Parent Intervening Event or Company Intervening Event, as applicable.

Termination; Termination Fees

The Merger Agreement may be terminated by WillScot and Mobile Mini by mutual agreement. Furthermore, either party may terminate the Merger Agreement, among other things, if (i) subject to limited exceptions, the Merger has not been consummated on or before December 1, 2020 (as extended subject to the following proviso, the “End Date”), subject to certain rights to extend such date to March 1, 2021, in order to obtain approval under the HSR Act, (ii) if there is in effect a law enacted after the date of the signing of the Merger Agreement that permanently enjoins, prevents and prohibits the consummation of the Merger and transactions contemplated by the Merger Agreement and ancillary agreements and which, in the case of a judgment, order or decree, has become final and non-appealable, (iii) the required vote of Mobile Mini’s stockholders is not obtained or (iv) the required vote of WillScot’s stockholders is not obtained.

In the event of a termination of the Merger Agreement under certain circumstances, WillScot or Mobile Mini may be required to pay a termination fee to the other.

Mobile Mini would be required to pay WillScot a termination fee of $57,086,000 if the Merger Agreement is terminated (i) by WillScot prior to receipt of Mobile Mini’s stockholder approval as a result of a change in the recommendation of the Mobile Mini Board of Directors, (ii) by WillScot due to Mobile Mini’s willful breach of the provisions of the Merger Agreement relating to non-solicitation of alternative transactions or (iii) by WillScot or Mobile Mini if Mobile Mini’s stockholder approval is not obtained and, at the time of termination, the Merger Agreement was terminable under clause (i) or (ii) above. In addition, Mobile Mini would be required to pay to WillScot a termination fee of $57,086,000 if prior to receipt of Mobile Mini’s stockholder approval, the Mobile Mini Board of Directors authorizes Mobile Mini to enter into a definitive agreement with respect to a Company Superior Proposal, subject to certain conditions and limitations. Furthermore, Mobile Mini would be required to pay WillScot a termination fee of $57,086,000 if (w) the required vote of Mobile Mini’s stockholders is not obtained, (x) prior to such vote, an alternative acquisition of Mobile Mini was publicly disclosed or announced or made known to the management or Mobile Mini’s Board of Directors and was not timely withdrawn, (y) the Merger Agreement is terminated by either party and (z) within twelve months after such termination, Mobile Mini consummates such alternative transaction or enters into an agreement for such alternative transaction (and such alternative transaction is subsequently consummated within or after twelve months of such termination). Lastly, Mobile Mini would be required to pay a termination fee of $57,086,000 if (A) WillScot or Mobile Mini terminates the Merger Agreement on the basis the Merger has not been consummated on or prior to the End Date and the required vote of Mobile Mini’s stockholders has not been obtained at a meeting of Mobile Mini’s stockholders at the time of termination, (B) at or prior to the time of termination, an acquisition of Mobile Mini was publicly proposed or announced or made known to the management or Board of Directors of Mobile Mini and was not timely withdrawn and (C) within twelve months after such termination, Mobile Mini consummates such alternative transaction or enters into an agreement for such alternative transaction (and such alternative transaction is subsequently consummated within or after twelve months of such termination).

WillScot would be required to pay Mobile Mini a termination fee of $66,600,000 if the Merger Agreement is terminated (i) by Mobile Mini prior to receipt of WillScot’s stockholder approval as a result of a change in the recommendation of the WillScot Board of Directors, (ii) by Mobile Mini due to WillScot’s willful breach of the provisions of the Merger Agreement relating to non-solicitation of alternative transactions or any of the TDR Parties’ willful breach of the provisions of the Voting Agreement relating to non-solicitation of alternative transactions or (iii) by WillScot or Mobile Mini if WillScot’s stockholder approval is not obtained and, at the time of termination, the Merger Agreement was terminable under clause (i) or (ii) above. In addition, WillScot would be required to pay Mobile Mini a termination fee of $66,600,000 if prior to receipt of WillScot’s stockholder approval, the WillScot Board of Directors authorizes WillScot to enter into a definitive agreement with respect to a Parent Superior Proposal, subject to certain conditions and limitations. Furthermore, WillScot would be required to pay Mobile Mini a termination fee of $66,600,000 if (w) the required vote of WillScot’s stockholders is not obtained, (x) prior to such vote, an alternative acquisition of WillScot was publicly disclosed or announced or made known to the management or WillScot’s Board of Directors and was not timely withdrawn, (y) the Merger Agreement is terminated by either party and (z) within twelve months after such termination, WillScot consummates such alternative transaction or enters into an agreement for such alternative transaction (and such alternative transaction is subsequently consummated within or after twelve months of such termination). Lastly, WillScot would be required to pay a termination fee of $66,600,000 if (A) WillScot or Mobile Mini terminates the Merger Agreement on the basis the Merger has not been consummated on or prior to the End Date and the required vote of WillScot’s stockholders has not been obtained at a meeting of WillScot’s stockholders at the time of termination, (B) at or prior to the time of termination, an acquisition of WillScot was publicly proposed or announced or made known to the management or Board of Directors of WillScot and was not timely withdrawn and (C) within twelve months after such termination, WillScot consummates such alternative transaction or enters into an agreement for such alternative transaction (and such alternative transaction is subsequently consummated within or after twelve months of such termination).

Voting Agreement

The Voting Agreement requires (i) Sapphire Holdings to vote all of its shares of the WillScot Class A Common Stock and WillScot Class B Common Stock, (A) in favor of the WillScot Proposals, (B) against any competing transaction and, in the event of any adverse recommendation by the Board of Directors of WillScot to its stockholders involving or related to a Parent Intervening Event (as defined in the Merger Agreement), in the same proportion as the votes cast by the other WillScot stockholders and (C) against any corporate action which would prevent or materially delay the transactions contemplated by the Merger Agreement or otherwise result in a material breach of any of WillScot’s or Sapphire Holdings’ obligations under the Merger Agreement and Voting Agreement, as applicable, (ii) that Sapphire Holdings not transfer its shares of its WillScot Class A Common Stock, WillScot Class B Common Stock or WSHC Stock without the prior written consent of Mobile Mini, with certain limited exceptions, and (iii) that each of the TDR Parties not solicit an alternative acquisition transaction or participate in discussions or negotiations regarding an alternative acquisition transaction, except as authorized by the Board of Directors of WillScot in certain circumstances. The Voting Agreement will terminate upon the earliest of the Effective Time and termination of the Merger Agreement in accordance with its terms. In addition, Sapphire Holding may terminate the Voting Agreement following an adverse recommendation of the WillScot’s Board of Directors involving or relating to a Parent Superior Proposal, any change to the merger consideration that is adverse to Sapphire Holding or any other amendment to the Merger Agreement that is adverse to Sapphire Holding in any material respect.

Shareholders Agreement

The Shareholders Agreement will be entered into at closing of the merger and provides for, as of the closing, (a) Sapphire Holding’s right to nominate (i) two directors to the Combined Company’s Board of Directors for so long as the TDR Parties beneficially own at least 15% of the outstanding the Combined Company Common Stock and (ii) one director to the Combined Company’s Board of Directors for so long as the TDR Parties beneficially own at least 5%, but less than 15%, of the outstanding the Combined Company Common Stock, (b) certain standstill obligations of Sapphire Holding and its affiliates for so long as TDR Holdings beneficially owns at least 5% of the outstanding the Combined Company Common Stock, (c) certain transfer restrictions on the TDR Parties, including a lock-up period of six months after the closing of the Merger (the “Lock-up Period”) and restrictions on the volume of shares that can be transferred after the lock-up period expires, as further described below and (d) certain confidentiality obligations of the TDR Parties. Following the Lock-up Period, Sapphire Holdings will be (i) prohibited from transferring (x) more than 50% of its Combined Company Common Stock for a period of one year following the Lock-up Period, (y) its Combined Company Common Stock to any person or group who beneficially owns more than, or as a result of such transfer, would beneficially own more than, 5% of the Combined Company Common Stock, (z) until such time that Sapphire Holdings beneficially owns less than 5% of the Combined Company Common Stock, more than 2.5% of its Combined Company Common Stock in any 90-day period in an open market sale or block trade, subject to certain exceptions, and (ii) required to transfer its Combined Company Common Stock in accordance with the terms of the Combined Company’s securities trading policy, as may be in effect.

Description of Merger Agreement, Voting Agreement and Shareholders Agreement Not Complete

The foregoing description of the Merger Agreement, the Voting Agreement and the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement (and Shareholders Agreement in the form attached as Exhibit F to the Merger Agreement) and the Voting Agreement, as applicable, copies of which are attached hereto as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

A copy of the Merger Agreement, the Voting Agreement and the Shareholders Agreement have been included to provide WillScot’s stockholders, Mobile Mini’s stockholders and other security holders with information regarding such agreements terms and is not intended to provide any factual information about WillScot or Mobile Mini. The representations, warranties and covenants contained in the Merger Agreement, the Voting Agreement and the Shareholders Agreement have been made (or, in the case of the Shareholders Agreement, will be made) solely for the purposes of the Merger Agreement. the Voting Agreement and the Shareholders Agreement, as applicable, and as of specific dates; were made (or, in the case of the Shareholders Agreement, will be made) solely for the benefit of the parties to the Merger Agreement, the Voting Agreement and the Shareholders Agreement, as applicable; are not intended as statements of fact to be relied upon by WillScot’s stockholders, Mobile Mini’s stockholders or other security holders, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, the Voting Agreement and the Shareholders Agreement, as applicable, which disclosures are not reflected in the Merger Agreement itself, the Voting Agreement itself or the Shareholders Agreement itself, as applicable; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by WillScot’s stockholders, Mobile Mini’s stockholders or other security holders. WillScot’s stockholders, Mobile Mini’s stockholders and other security holders are not third-party beneficiaries under the Merger Agreement (except, following the Effective Time, with respect to Mobile Mini’s stockholders’ right to receive the Merger Consideration and the right of holders of Mobile Mini equity awards to receive the consideration provided for such equity awards pursuant to the Merger Agreement), the Voting Agreement and the Shareholders Agreement, as applicable, and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of WillScot, Mobile Mini, Merger Sub or TDR Parties, as applicable. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, the Voting Agreement and the Shareholders Agreement, as applicable, which subsequent information may or may not be fully reflected in WillScot’s or Mobile Mini’s public disclosures. The Company acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading. The Merger Agreement, the Voting Agreement and the Shareholders Agreement should not be read alone but should instead be read in conjunction with the other information regarding the Merger Agreement, the Voting Agreement, the Shareholders Agreement, the Merger, WillScot, Mobile Mini, their respective affiliates and their respective businesses, that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of WillScot and Mobile Mini and a prospectus of WillScot, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of WillScot and Mobile Mini make with the SEC.

Cautionary Statement

This report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “estimates,” “expects,” “anticipates,” “believes,” “forecasts,” “projects,” “plans,” “intends,” “may,” “will,” “should,” “could,” “shall,” “continue,” “outlook”

and variations of these words and similar expressions (or the negative thereof) identify forward-looking statements, which are generally not historical in nature. Certain of these forward-looking statements relate to the proposed business combination (the “Proposed Transaction”) involving WillScot and Mobile Mini, including: expected scale; operating efficiency; stockholder, employee and customer benefits; key assumptions; timing of closing; the amount and timing of revenue and expense synergies; future financial benefits and operating results; and integration spend, which reflects management’s beliefs, expectations and objectives as of the date hereof. Achievement of the expressed beliefs, expectations and objectives is subject to risks and uncertainties that could cause actual results to differ materially from those beliefs, expectations or objectives. These forward-looking statements are only estimates, assumptions and projections, and involve known and unknown risks and uncertainties, many of which are beyond the control of WillScot and Mobile Mini.

Important Proposed Transaction-related factors that may cause such differences include, but are not limited to: the risk that expected revenue, expense and other synergies from the Proposed Transaction may not be fully realized or may take longer to realize than expected; the parties are unable to successfully implement their integration strategies; the inherent uncertainty associated with financial or other projections; failure of the parties to satisfy the closing conditions in the merger agreement in a timely manner or at all, including stockholder and regulatory approvals; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that the Proposed Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and disruptions to the parties’ businesses and financial condition as a result of the announcement and pendency of the Proposed Transaction. Other important factors include: the parties’ ability to manage growth and execute their business plan; their estimates of the size of the markets for their products; the rate and degree of market acceptance of their products; the success of other competing modular space and portable storage solutions that exist or may become available; rising costs adversely affecting their profitability (including cost increases resulting from tariffs); general economic and market conditions impacting demand for their products and services; the value of WillScot’s shares to be issued in the Proposed Transaction; the parties’ capital structure, levels of indebtedness and availability of credit; expected financing transactions undertaken in connection with the Proposed Transaction; third party contracts containing consent and/or other provisions that may be triggered by the Proposed Transaction; the ability to retain and hire key personnel and uncertainties arising from leadership changes; the response of business partners as a result of the announcement and pendency of the Proposed Transaction; the diversion of management attention from business operations to the Proposed Transaction; the ability to implement and maintain an effective system of internal controls; potential litigation and regulatory matters involving the combined company; implementation of tax reform; the intended qualification of the Proposed Transaction as a tax-free reorganization; the changes in political conditions in the U.S. and other countries in which the parties operate, including U.S. trade policies or the U.K.’s withdrawal from the European Union; and such other risks and uncertainties described in the periodic reports WillScot and Mobile Mini file with the SEC from time to time including WillScot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020 and Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020, both of which are available through the SEC’s EDGAR system at www.sec.gov.

Investors are cautioned not to place undue reliance on these forward-looking statements as the information in this report speaks only as of the date of this report or such earlier date as specified herein. WillScot and Mobile Mini disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. All subsequent written and oral forward-looking statements attributable to WillScot, Mobile Mini or any person acting on behalf of either party are expressly qualified in their entirety by the cautionary statements referenced above.

Important Information About the Proposed Transaction

Additional Information

In connection with the Proposed Transaction, WillScot will file a registration statement on Form S-4, which will include a document that serves as a prospectus of WillScot and a joint proxy statement of WillScot and Mobile Mini (the “joint proxy statement/prospectus”), and each party will file other documents regarding the Proposed Transaction with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS

SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED TRANSACTION. A definitive joint proxy statement/prospectus will be sent to WillScot’s stockholders and Mobile Mini’s stockholders. Investors and security holders will be able to obtain these documents (if and when available) free of charge from the SEC’s website at www.sec.gov. The documents filed by WillScot with the SEC may also be obtained free of charge from WillScot by requesting them by mail at WillScot Corporation, 901 S. Bond Street, Suite 600, Baltimore, Maryland 21231. The documents filed by Mobile Mini may also be obtained free of charge from Mobile Mini by requesting them by mail at Mobile Mini, Inc. 4646 E. Van Buren Street, Suite 400, Phoenix, Arizona 85008.

Participants in the Solicitation

WillScot, Mobile Mini, their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transaction. Information about WillScot’s directors and executive officers is available in WillScot’s proxy statement, dated April 30, 2019 for the 2019 Annual Meeting, WillScot’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on March 2, 2020, and WillScot’s Current Reports on Form 8-K filed with the SEC on May 17, 2019 and June 19, 2019. Information about Mobile Mini’s directors and executive officers is available in Mobile Mini’s proxy statement, dated March 12, 2019 for its 2019 Annual Meeting of Stockholders and Mobile Mini’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 3, 2020. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Proposed Transaction when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC, WillScot or Mobile Mini as indicated above.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

2.1*	Agreement and Plan of Merger, dated as of March 1, 2020, by and among WillScot Corporation, Picasso Merger Sub, Inc. and Mobile Mini, Inc.

10.1	Voting Agreement, dated as of March 1, 2020, by and between Mobile Mini, Inc, TDR Capital LLP, TDR Capital II Holdings L.P. and Sapphire Holding S.à r.l.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of March 1, 2020, by and among WillScot Corporation, Picasso Merger Sub, Inc. and Mobile Mini, Inc.

10.1	Voting Agreement, dated as of March 1, 2020, by and between Mobile Mini, Inc, TDR Capital LLP, TDR Capital II Holdings L.P. and Sapphire Holding S.à r.l.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2020

Mobile Mini, Inc.

By:	/s/ Christopher J. Miner
Name:	Christopher J. Miner
Title:	Senior Vice President and General Counsel

Exhibit 2.1

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

DATED AS OF MARCH 1, 2020

BY AND AMONG

WILLSCOT CORPORATION

PICASSO MERGER SUB, INC.

and

MOBILE MINI, INC.

4.27	No Ownership of Parent Common Stock	38
4.28	No Rights Plan	38
4.29	No Other Company Representations and Warranties	38
5. Representations and Warranties of Parent		39
5.1	Corporate Existence and Power	39
5.2	Corporate Authorization	39
5.3	Governmental Authorization	40
5.4	Non-contravention	41
5.5	Capitalization	41
5.6	Subsidiaries	43
5.7	Regulatory Reports, SEC Filings and the Sarbanes-Oxley Act	44
5.8	Financial Statements and Financial Matters	45
5.9	Disclosure Documents	45
5.10	Absence of Certain Changes	46
5.11	No Undisclosed Material Liabilities	46
5.12	Litigation	46
5.13	Permits	46
5.14	Compliance with Applicable Laws	47
5.15	Material Contracts	48
5.16	Taxes	50
5.17	Employees and Employee Benefit Plans	51
5.18	Labor Matters	53
5.19	Intellectual Property and Information Technology	53
5.20	Environmental Matters	54
5.21	Insurance	55
5.22	Properties	55
5.23	Transactions with Affiliates	55
5.24	Antitakeover Statutes	56
5.25	Opinion of Financial Advisor	56
5.26	Finders’ Fees	56
5.27	No Ownership of Company Common Stock	56
5.28	Financing	56
5.29	No Other Parent Representations and Warranties	57
6. Covenants of the Company		58
6.1	Conduct of the Company	58
6.2	Access to Information; Confidentiality	61
6.3	No Solicitation by the Company	62
7. Covenants of Parent		65
7.1	Conduct of Parent	65
7.2	No Solicitation by Parent	69
7.3	Obligations of Merger Sub and the Surviving Corporation	73
7.4	Director and Officer Liability	73
7.5	Employee Matters	74
7.6	Access to Information; Confidentiality	76
8. Covenants of Parent and the Company		76
8.1	Reasonable Best Efforts	76
8.2	Certain Filings; SEC Matters	79
8.3	Stockholder Meetings	80
8.4	Financing and Financing Cooperation	81

8.5	Redemptions of Company Notes	85
8.6	Public Announcements	85
8.7	Notices of Certain Events	86
8.8	Section 16 Matters	86
8.9	Transaction Litigation	86
8.10	Stock Exchange Delisting	87
8.11	Governance Matters	87
8.12	Post-Closing Contribution	88
8.13	State Takeover Statutes	89
8.14	Tax Matters	89
9. Conditions to the Merger		89
9.1	Conditions to the Obligations of Each Party	89
9.2	Conditions to the Obligations of Parent and Merger Sub	90
9.3	Conditions to the Obligations of the Company	91
10. Termination		92
10.1	Termination	92
10.2	Effect of Termination	94
10.3	Termination Fees	94
11. Miscellaneous		97
11.1	Notices	97
11.2	Survival	98
11.3	Amendments and Waivers	98
11.4	Expenses	98
11.5	Disclosure Schedule References and SEC Document References	99
11.6	Binding Effect; Benefit; Assignment	99
11.7	Governing Law	99
11.8	Jurisdiction/Venue	100
11.9	WAIVER OF JURY TRIAL	101
11.10	Counterparts; Effectiveness	101
11.11	Entire Agreement	101
11.12	Severability	101
11.13	Specific Performance	102
11.14	No Recourse; Limitation of Liability	102

Exhibits

Exhibit A	Amended and Restated Certificate of Incorporation of the Surviving Corporation
Exhibit B	Parent Charter Amendment
Exhibit C	Amended and Restated Bylaws of Parent
Exhibit D	Certificate of Merger
Exhibit E	Form of Voting Agreement
Exhibit F	Shareholders Agreement
Exhibit G-1	Audit Committee Charter
Exhibit G-2	Compensation Committee Charter
Exhibit G-3	Nominating and Corporate Governance Committee Charter
Exhibit G-4	Related Party Transaction Committee Charter
Exhibit G-5	Securities Trading Policy

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of March 1, 2020, is by and among WillScot Corporation, a Delaware corporation (“Parent”), Picasso Merger Sub, Inc., a Delaware corporation and a wholly owned direct Subsidiary of Parent (“Merger Sub”), and Mobile Mini, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Board of Directors of the Company has unanimously (a) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company’s stockholders; (b) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); (c) directed that the approval and adoption of this Agreement (including the Merger) be submitted to a vote at a meeting of the Company’s stockholders; and (d) recommended the approval and adoption of this Agreement (including the Merger) by the Company’s stockholders;

WHEREAS, the Board of Directors of Parent, acting upon the unanimous recommendation of a special committee of the Board of Directors of Parent consisting only of independent and disinterested directors of Parent (the “Parent Special Committee”), has unanimously (a) determined that this Agreement and the Transactions (including the Parent Share Issuance and the Parent Charter Amendment) are fair to and in the best interests of Parent’s stockholders; (b) approved, adopted and declared advisable this Agreement and the Transactions (including the Parent Share Issuance and the Parent Charter Amendment); (c) directed that the Parent Share Issuance and the Parent Charter Amendment be submitted to a vote at a meeting of Parent’s stockholders; and (d) recommended the approval of the Parent Share Issuance and the Parent Charter Amendment by Parent’s stockholders;

WHEREAS, the Board of Directors of Merger Sub has unanimously (a) determined that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the sole stockholder of Merger Sub; (b) approved, adopted and declared advisable this Agreement and the Transactions (including the Merger); (c) directed that this Agreement (including the Merger) be submitted for approval and adoption by the sole stockholder of Merger Sub; and (d) recommended the approval and adoption of this Agreement (including the Merger) by the sole stockholder of Merger Sub;

WHEREAS, the parties intend that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Code and the treasury regulations promulgated thereunder (the “Treasury Regulations”) and that this Agreement be, and hereby is, adopted as a “plan of reorganization” for purposes of Section 368 of the Code and the Treasury Regulations thereunder;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the Company to enter into this Agreement, Sapphire Holding S.à r.l., a Luxembourg société à responsabilité limitée (the “Significant Stockholder”) is entering into a voting agreement with the Company in the form attached hereto as Exhibit E (the “Voting Agreement”) pursuant to which, among other things, the Significant Stockholder is agreeing, subject to the terms of the Voting Agreement, to vote all shares of Parent Common Stock owned by such Significant Stockholder in favour of the Parent Share Issuance and the Parent Charter Amendment;

WHEREAS, as a condition to the willingness of the parties to enter into this Agreement, Parent and the Significant Stockholder shall enter into a shareholders agreement at Closing in the form attached hereto as Exhibit F (the “Shareholders Agreement”) setting forth certain rights and obligations of Significant Stockholder and Parent;

WHEREAS, concurrently with the execution and delivery of this Agreement, and as a condition to the willingness of the parties to enter into this Agreement, certain executive officers of Parent and the Company are respectively entering into employment agreements with Parent, to be effective as of the Closing Date; and

WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements specified in this Agreement in connection with the Merger and to prescribe certain conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

1.	DEFINITIONS

1.1	Definitions.

As used in this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with such Person.

“Ancillary Agreements” means the Voting Agreement and the Shareholders Agreement.

“Anti-Bribery Legislation” means all and any of the following: the FCPA; the Organisation for Economic Co-operation and Development Convention on Combating Bribery of Foreign Public Officials in International Business Transactions and related implementing legislation; the relevant common law or legislation in England and Wales relating to bribery and/or corruption, including the Public Bodies Corrupt Practices Act 1889, the Prevention of Corruption Act 1906 as supplemented by the Prevention of Corruption Act 1916 and the Anti-Terrorism, Crime and Security Act 2001, the Bribery Act 2010, the Proceeds of Crime Act 2002, and any other applicable anti-bribery or anti-corruption related provisions in criminal and anti-competition Laws and/or other Applicable Laws relating to bribery or corruption.

“Antitrust Laws” shall mean the Sherman Act of 1890, the Clayton Act of 1914, the Federal Trade Commission Act of 1914, the HSR Act and all other federal, state and foreign Applicable Laws in effect from time to time that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade.

“Applicable Law(s)” means, with respect to any Person, any Law that is binding upon or applicable to such Person or any of such Person’s properties or assets. References to “Applicable Law” or “Applicable Laws” shall be deemed to include Antitrust Laws.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Applicable Law to close.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collective Bargaining Agreement” means any written or oral agreement, memorandum of understanding or other contractual obligation between the Company or Parent or any of their Subsidiaries, as applicable, and any labor organization or other authorized employee representative representing Company Service Providers or Parent Service Providers, as applicable.

“Company Acquisition Proposal” means (A) any proposal or offer for or with respect to a merger, consolidation, business combination, recapitalization, binding share exchange, joint venture, scheme of arrangement or other similar transaction involving the Company or any of its Subsidiaries with respect to assets that, taken together, constitute more than 20% of the Company’s consolidated assets, (B) any proposal or offer (including tender or exchange offers) to acquire in any manner, directly or indirectly, in one or more transactions, more than 20% of the issued and outstanding Company Common Stock or securities of the Company representing more than 20% of the voting power of the Company or (C) any proposal or offer to acquire in any manner (including the acquisition of equity securities in any Subsidiary of the Company), directly or indirectly, in one or more transactions, assets or businesses of the Company or its Subsidiaries, including pursuant to a joint venture, representing more than 20% of the consolidated assets, revenues or net income of the Company, in each case, other than the Transactions.

“Company Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of December 31, 2019, and the footnotes to such consolidated balance sheet, in each case set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019.

“Company Balance Sheet Date” means December 31, 2019.

“Company Common Stock” means the common stock, par value $0.01, of the Company.

“Company Credit Agreement” means that certain Second Amended and Restated ABL Credit Agreement among the Company, the other borrowers and guarantors party thereto, the various lenders party thereto and Deutsche Bank AG New York Branch, as administrative agent, dated as of March 22, 2019.

“Company Disclosure Schedule” means the Company Disclosure Schedule delivered to Parent on the date of this Agreement.

“Company Employee Plan” means any Employee Plan (a) that is sponsored, maintained, administered, contributed to or entered into by the Company or any of its Subsidiaries for the current or future benefit of any Company Service Provider, or (b) for which the Company or any of its Subsidiaries has any direct or indirect liability.

“Company Equity Awards” means Company Stock Options and Company Restricted Stock Awards.

“Company International Plan” means any Company Employee Plan that is not a Company U.S. Plan.

“Company IT Systems” means any and all Software, hardware, servers, networks and other information technology and data communications infrastructure, equipment, systems and services that are owned, leased, licensed or used by the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any event, circumstance, development, occurrence, change or effect that, individually or in the aggregate, is or would reasonably be expected to result in a material adverse effect on (x) the condition (financial or otherwise), assets, liabilities, business or results of operations of the Company and its Subsidiaries, taken as a whole, or (y) the ability of the Company and its Subsidiaries to consummate the Closing (including the Merger) on the terms set forth herein by the End Date, or to perform their agreements or covenants hereunder; provided that no event, circumstance, development, occurrence, change or effect to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Company Material Adverse Effect, or whether a Company Material Adverse Effect would reasonably be expected to occur: (a) any changes after the date hereof in general United States or global economic conditions, including changes in United States or global securities, credit, financial, debt or other capital markets; (b) any changes after the date hereof in conditions generally affecting the industry in which the Company and its Subsidiaries operate; (c) changes in national or international political conditions (including any outbreak or escalation of hostilities, any acts of war or terrorism or any other national or international calamity, crisis or emergency) or in general economic, business, regulatory, political or market conditions or in national or international financial markets; (d) natural disasters or calamities; (e) any decline, in and of itself, in the market price or trading volume of the Company Common Stock (it being understood and agreed that the foregoing shall not preclude Parent from asserting that any facts or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Company Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect); (f) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood and agreed that the foregoing shall not preclude Parent from asserting that any facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Company Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect); (g) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement (it being understood and agreed that the foregoing shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution and delivery of this Agreement or the public announcement or the pendency of this Agreement); (h) any changes after the date hereof in any Applicable Law or GAAP; (i) any action required by a Governmental Authority pursuant to Antitrust Laws in connection with the Transactions that does not constitute a Regulatory Adverse Effect; or (j) any action or omission taken by the Company pursuant to the written consent or request of Parent, except in the case of each of clause (a), (b), (c), (d) or (h), to the extent that any such event, circumstance, development, occurrence, change or effect has a materially disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the adverse effect such event, circumstance, development, occurrence, change or effect has on other companies operating in the industry in which the Company and its Subsidiaries operate.

“Company Notes Indenture” means the indenture, dated as of May 9, 2016, by and among the Company, the guarantors party thereto and Deutsche Bank Trust Company Americas as trustee.

“Company Owned IP” means all Registered Company IP and all other material Intellectual Property owned or purported to be owned by the Company or its Subsidiaries.

“Company Service Provider” means any director, officer, employee or individual independent contractor of the Company or any of its Subsidiaries.

“Company Stock Plans” means the Company 1999 Stock Option Plan and the Company Amended and Restated Equity Incentive Plan, as amended from time to time.

“Company U.S. Plan” means any Company Employee Plan that covers Company Service Providers located primarily within the United States.

“Consent” means any consent, approval, waiver, license, permit, variance, exemption, franchise, clearance, authorization, acknowledgment, Order or other confirmation.

“Contract” means any written or oral contract, agreement, obligation, understanding or instrument, lease or license.

“Employee Plan” means any (a) “employee benefit plan” as defined in Section 3(3) of ERISA (whether or not subject to ERISA); (b) compensation, employment, consulting, severance, termination protection, change in control, transaction bonus, retention or similar plan, agreement, arrangement, program or policy; or (c) other plan, agreement, arrangement, program or policy providing for compensation, bonuses, profit-sharing, equity or equity-based compensation or other forms of incentive or deferred compensation, vacation benefits, insurance (including any self-insured arrangement), medical, dental, vision, prescription or fringe benefits, life insurance, relocation or expatriate benefits, perquisites, disability or sick leave benefits, employee assistance program, workers’ compensation, supplemental unemployment benefits or post-employment or retirement benefits (including compensation, pension, health, medical or insurance benefits), in each case whether or not written.

“Environmental Claims” means any and all administrative, regulatory, judicial or arbitral suits, actions, claims, other proceedings, demands, investigations, judgments, penalties, directives, Liens or notices of noncompliance or violation by or from any Person alleging Environmental Liability or otherwise related to Environmental Law or Hazardous Substances.

“Environmental Law” means any Applicable Law relating to (a) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (b) worker health and safety or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, Release or disposal of Hazardous Substances.

“Environmental Liability” means any obligation, liability, fine, penalty, judgment, award, settlement, loss, damage, cost, fee (including attorneys’ and consultants’ fees), expense, or disbursement that is related to: exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production. Release or disposal of, Hazardous Substances or (b) any Environmental Laws or any Order, consent, decree, writ, injunction or judgment issued or otherwise imposed by any Governmental Entity under Environmental Law.

“Environmental Permits” means all permits, licenses, franchises, consents (including consents required by Contract), variances, exemptions, Orders, certificates, approvals and other similar authorizations of Governmental Authorities required by or issued pursuant to Environmental Law.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means, with respect to any entity, any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

“FCPA” means the U.S. Foreign Corrupt Practices Act of 1977.

“Filing” means any registration, petition, statement, application, schedule, form, declaration, notice, notification, report, submission or other filing.

“Financing” means debt financing contemplated by the Commitment Letter.

“Financing Sources” means the Persons, including each agent, arranger, Lender and other entities that have committed to provide or have otherwise entered into agreements (including any Commitment Letter or Financing Document), in each case, in connection with all or any part of the Financing or any Alternative Financing or other financing in connection with the Transactions, including the parties to any commitment letters, engagement letters, joinder agreements, indentures, credit agreements or loan agreements relating thereto, including the Lenders, together with their respective Affiliates and each officer, director, employee, partner, controlling person, advisor, attorney, agent and representative of each such Person or Affiliate and their respective successors and assigns; it being understood that Parent, Merger Sub, Company and/or any of their respective Affiliates shall not be Financing Sources for any purposes hereunder.

“GAAP” means United States generally accepted accounting principles in effect from time to time.

“Government Official” means any public or elected official or officer, employee (regardless of rank), or person acting on behalf of a national, provincial, or local Governmental Authority, including a department, agency, instrumentality, state-owned or state-controlled company, public international organization (e.g., the United Nations, World Bank), or non-U.S. political party, non-U.S. party official or any candidate for political office. Officers, employees (regardless of rank), or Persons acting on behalf of an entity that is financed in large measure through public appropriations, is widely perceived to be performing government functions, or has its key officers and directors appointed by a government.

“Governmental Authority” means any transnational, domestic or foreign federal, state or local governmental, regulatory or administrative authority, department, court, agency, instrumentality or commission, including any political subdivision thereof, or any non-governmental self-regulatory agency, commission or authority, including any arbitrator.

“Group” means a “group” as defined in Section 13(d) of the Securities Exchange Act.

“Hazardous Substance” means any substance, material or waste that is listed, defined, designated, classified or regulated as hazardous, toxic, radioactive, dangerous or a “pollutant” or “contaminant” or words of similar meaning under any Applicable Law relating to the environment or natural resources, including petroleum or any derivative or by product thereof, radon, radioactive material, asbestos or asbestos-containing material, urea formaldehyde, foam insulation or polychlorinated biphenyls.

“Holdings” means Williams Scotsman Holdings Corp., a Delaware corporation.

“Holdings Exchange Agreement” means that certain Exchange Agreement dated as of November 29, 2017 by and among Parent, Holdings, Algeco Scotsman Global S.à r.l., a Luxembourg société à responsabilité limitée and Algeco Scotsman Holdings Kft., a Hungarian limited liability company, and, pursuant to that certain Joinder Agreement dated as of December 6, 2017, the Significant Stockholder (as permitted transferee of each of Algeco Scotsman Global S.à r.l. and Algeco Scotsman Holdings Kft.).

“Holdings Shareholders Agreement” means that certain Shareholders Agreement dated as of November 29, 2017 by and among Parent, Holdings, Algeco Scotsman Global S.à r.l., a Luxembourg société à responsabilité limitée and Algeco Scotsman Holdings Kft., a Hungarian limited liability company, and, pursuant to that certain Joinder Agreement dated as of December 6, 2017, the Significant Stockholder (as permitted transferee of each of Algeco Scotsman Global S.à r.l. and Algeco Scotsman Holdings Kft.).

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Indebtedness” means, with respect to a Person, as at a specified date, without duplication, all (a) obligations for borrowed money of such Person and its Subsidiaries, if applicable, including with respect to Parent, the Parent Credit Agreement and with respect to the Company, the Company Credit Agreement; (b) long or short-term obligations evidenced by notes (including, in the case of the Company, the Company Notes), bonds, debentures or other similar instruments; (c) obligations under any interest rate, currency swap or other hedging agreement or arrangement; (d) capital lease obligations; (e) obligations under any letter of credit, performance bonds, banker’s acceptance or similar credit transactions; (f) customer deposits; (g) guaranties of all or any part of the indebtedness of the type referred to in the foregoing clauses (a) through (f) of any other Person; and (h) any unpaid interest, prepayment penalties, premiums, costs and fees that would arise or become due as a result of the prepayment of any of the obligations referred to in the foregoing clauses (a) through (g).

“Intellectual Property” means any and all of the following, whether or not registered, and all rights therein, arising in the United States or any other jurisdiction throughout the world: (a) trademarks, service marks, trade names, certification marks, logos, trade dress, brand names, corporate names, Internet account names (including social networking and media names) and other indicia of origin, together with all goodwill associated therewith or symbolized thereby, and all registrations and applications relating to the foregoing; (b) patents and pending patent applications and all divisions, continuations, continuations-in-part, reissues, reexaminations, and any extensions thereof; (c) registered and unregistered copyrights (including those in software), all registrations and applications to register the same, and all renewals, extensions, reversions and restorations thereof; (d) trade secrets and rights in confidential technology and information (including know-how, inventions, schematics, drawings, techniques, protocols, improvements, processes, formulae, models, methodologies, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals) (collectively, “Trade Secrets”); (e) rights in databases and data collections (including knowledge databases, and customer databases); (f) Internet domain name registration; (g) other similar types of proprietary or intellectual property; and (h) claims or causes of action arising out of or related to any past, present and future infringement, misappropriation or other violation of any of the foregoing.

“IRS” means the Internal Revenue Service.

“knowledge” of any Person that is not an individual means the knowledge, after reasonable inquiry, of those officers of the Company or Parent, as the case may be, set forth in Section 1.1(a) of the Company Disclosure Schedule or Section 1.1(a) of the Parent Disclosure Schedule, as applicable.

“Law” means any U.S. or non-U.S. federal, state or local law (statutory, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, policy, guideline, executive order, Order or other similar requirement enacted, adopted, promulgated or applied by a Governmental Authority, in each case as amended or supplemented from time to time and including any rules, regulations or interpretations promulgated thereunder.

“Lenders” means each of Bank of America, N.A., BofA Securities, Inc., Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc. and JPMorgan Chase Bank, N.A.

“Lien” means, with respect to any property or asset, any mortgage, lien, license, pledge, charge, security interest, encumbrance or other adverse claim of any kind in respect of such property or asset.

“NASDAQ” means The NASDAQ Stock Market LLC, or any successor thereto.

“OFAC” means the Office of Foreign Asset Control of the U.S. Department of the Treasury or any successor thereto.

“Order” means any order, writ, decree, judgment, award, injunction, ruling, settlement or stipulation issued, promulgated, made, rendered or entered into by or with any Governmental Authority or arbitrator (in each case, whether temporary, preliminary or permanent).

“Parent Acquisition Proposal” means (A) any proposal or offer for or with respect to a merger, consolidation, business combination, recapitalization, binding share exchange, joint venture, scheme of arrangement or other similar transaction involving Parent or any of its Subsidiaries with respect to assets that, taken together, constitute more than 20% of Parent’s consolidated assets, (B) any proposal or offer (including tender or exchange offers) to acquire in any manner, directly or indirectly, in one or more transactions, more than 20% of the issued and outstanding Parent Common Stock or securities of Parent representing more than 20% of the voting power of Parent or (C) any proposal or offer to acquire in any manner (including the acquisition of equity securities in any Subsidiary of Parent), directly or indirectly, in one or more transactions, assets or businesses of Parent or its Subsidiaries, including pursuant to a joint venture, representing more than 20% of the consolidated assets, revenues or net income of Parent, in each case, other than the Transactions.

“Parent Balance Sheet” means the consolidated balance sheet of Parent and its Subsidiaries as of December 31, 2019, and the footnotes to such consolidated balance sheet, in each case set forth in the draft of the Parent’s annual report on Form 10-K for the year ended December 31, 2019 set forth on Section 1.1(b) of the Parent Disclosure Schedule.

“Parent Balance Sheet Date” means December 31, 2019.

“Parent Class A Common Stock” means the Class A common stock, par value $0.0001, of Parent.

“Parent Class B Common Stock” means the Class B common stock, par value $0.0001, of Parent.

“Parent Common Stock” means, (a) prior to the effectiveness of the Parent Charter Amendment, the Parent Class A Common Stock and the Parent Class B Common Stock and, (b) after the effectiveness of the Parent Charter Amendment, the common stock, par value $0.0001, of Parent.

“Parent Credit Agreement” means that certain ABL Credit Agreement, dated November 29, 2017 (as amended by: First Amendment to the ABL Credit Agreement, dated as of July 9, 2018, Second Amendment to the ABL Agreement, dated as of July 24, 2018, and Third Amendment to the ABL Credit Agreement, dated as of July 9, 2018), among Williams Scotsman International, Inc., Williams Scotsman, Inc., WillScot Equipment II, LLC, Williams Scotsman of Canada, Inc., Acton Mobile Holdings, LLC, New Acton Mobile Industries LLC, Onsite Space LLC, Modular Space, LLC, ModSpace Government Financial Service, LLC, and Resun ModSpace, LLC, as borrowers and guarantors, Resun Chippewa, LLC as guarantors, Holdings, the lenders party thereto from time to time, and Bank of America, N.A. as administrative agent and collateral agent.

“Parent Disclosure Schedule” means the Parent Disclosure Schedule delivered to the Company on the date of this Agreement.

“Parent Employee Plan” means any Employee Plan (a) that is sponsored, maintained, administered, contributed to or entered into by Parent or any of its Subsidiaries for the current or future benefit of any Parent Service Provider, or (b) for which Parent or any of its Subsidiaries has any direct or indirect liability.

“Parent International Plan” means any Parent Employee Plan that is not a Parent U.S. Plan.

“Parent IT Systems” means any and all Software, hardware, servers, networks and other information technology and data communications infrastructure, equipment, systems and services that are owned, leased, licensed or used by Parent or any of its Subsidiaries.

“Parent Material Adverse Effect” means any event, circumstance, development, occurrence, change or effect that, individually or in the aggregate, is or would reasonably be expected to result in a material adverse effect on (x) the condition (financial or otherwise), assets, liabilities, business or results of operations of Parent and its Subsidiaries, taken as a whole, or (y) the ability of Parent and its Subsidiaries to consummate the Closing (including the Merger) on the terms set forth herein by the End Date, or to perform their agreements or covenants hereunder; provided that no event, circumstance, development, occurrence, change or effect to the extent resulting from, arising out of, or relating to any of the following shall be deemed to constitute, or shall be taken into account in determining whether there has been, a Parent Material Adverse Effect, or whether a Parent Material Adverse Effect would reasonably be expected to occur: (a) any changes after the date hereof in general United States or global economic conditions, including changes in United States or global securities, credit, financial, debt or other capital markets; (b) any changes after the date hereof in conditions generally affecting the industry in which Parent and its Subsidiaries operate; (c) changes in national or international political conditions (including any outbreak or escalation of hostilities, any acts of war or terrorism or any other national or international calamity, crisis or emergency) or in general economic, business, regulatory, political or market conditions or in national or international financial markets; (d) natural disasters or calamities; (e) any decline, in and of itself, in the market price or trading volume of Parent Common Stock (it being understood and agreed that the foregoing shall not preclude the Company from asserting that any facts or occurrences giving rise to or contributing to such decline that are not otherwise excluded from the definition of Parent Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Material Adverse Effect); (f) any failure, in and of itself, by Parent or any of its Subsidiaries to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics for any period (it being understood and agreed that the foregoing shall not preclude the Company from asserting that any facts or occurrences giving rise to or contributing to such failure that are not otherwise excluded from the definition of Parent Material Adverse Effect should be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Parent Material Adverse Effect); (g) the execution and delivery of this Agreement, the public announcement or the pendency of this Agreement (it being understood and agreed that the foregoing shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution and delivery of this Agreement or the public announcement or the pendency of this Agreement); (h) any changes after the date hereof in any Applicable Law or GAAP; (i) any action required by a Governmental Authority pursuant to Antitrust Laws in connection with the Transactions that does not constitute a Regulatory Adverse Effect; or (j) any action or omission taken by Parent pursuant to the written consent or request of the Company, except in the case of each of clause (a), (b), (c), (d) or (h), to the extent that any such event, circumstance, development, occurrence, change or effect has a materially disproportionate adverse effect on Parent and its Subsidiaries, taken as a whole, relative to the adverse effect such event, circumstance, development, occurrence, change or effect has on other companies operating in the industry in which Parent and its Subsidiaries operate.

“Parent Notes” means, collectively, all of Williams Scotsman International Inc.’s outstanding (i) 7.875 % senior notes due 2022 and (ii) 6.875% senior notes due 2023.

“Parent Notes Permitted Refinancing” means, a refinancing, in whole or in part, of the Parent Notes with new debt securities issued by Williams Scotsman International Inc., in each case undertaken in consultation with the Company, and which additionally satisfies each of the following requirements: (i) the principal amount of such debt securities issued shall not exceed the outstanding principal amount of the Parent Notes refinanced by the proceeds thereof plus an amount equal to the accrued interest on the Parent Notes refinanced and the fees and expenses of the offering of any such new debt securities (subject to the other limitations of this definition), (ii) the weighted average annual interest cost of such debt securities issued shall not exceed the weighted average annual interest cost of the Parent Notes refinanced by the proceeds thereof, (iii) the fees paid to the underwriters and/or initial purchasers of such debt securities (and/or Persons acting in equivalent roles), in aggregate, shall not exceed 1.50% of the principal amount of such debt securities issued, (iv) such debt securities shall have a maturity date of not less than 5 years from the date of issuance, (v) the covenants (and other material terms and conditions not expressly addressed in this definition) contained in the applicable indenture(s), shall in no respect be less favorable, taken as a whole, to Williams Scotsman International Inc. and its Subsidiaries than the covenants contained in the existing Parent Notes (as in effect on the date hereof), (vi) the terms and conditions, including all covenants contained in the applicable indenture(s) shall in all respects permit the consummation of all transactions contemplated by this Agreement, including the consummation of the Merger and the incurrence of the Financing (including on the terms contemplated on the date hereof), (vii) the debt securities shall not be issued at a discount to par greater than 200 basis points; (viii) the “no call” period for such new debt securities shall be no greater than (A) 2 years (from the date of issuance), in the case of debt securities with a maturity of 5 years or less, (B) 3 years (from the date of issuance), in the case of debt securities with a maturity date greater than 5 years and less than 10 years or (C) 5 years (from the date of issuance) in the case of debt securities with a maturity date of 10 years (and in each case shall permit the redemption of such debt securities during such “no call” period subject to a customary make-whole premium, with the spread over comparable treasury applicable thereto not greater than 50 bps); and (ix) the initial prepayment premium applicable to such new debt securities after the expiration of the “no call” period shall not be in excess of 50% of the stated interest rate of such new debt securities.

“Parent Owned IP” means all Registered Parent IP and all other material Intellectual Property owned or purported to be owned by Parent or its Subsidiaries.

“Parent Service Provider” means any director, officer, employee or individual independent contractor of Parent or any of its Subsidiaries.

“Parent Stock Plans” means the Parent 2017 Incentive Award Plan, as amended from time to time.

“Parent U.S. Plan” means any Parent Employee Plan that covers Parent Service Providers located primarily within the United States.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Permitted Lien” means (a) Liens for Taxes not yet due and payable or which are being contested in good faith by appropriate proceedings and, in each case, with respect to which adequate reserves have been established in accordance with GAAP; (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other similar Liens, in each case, arising in the ordinary course of business and that are (i) not yet due or delinquent or (ii) being contested in good faith by appropriate proceedings; (c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation, in each case, arising in the ordinary course of business; (d) easements, rights-of-way, covenants, restrictions and other encumbrances incurred in the ordinary course of business that do not, individually or in the aggregate, materially detract from the value or the use of the property subject thereto; (e) statutory landlords’ Liens and liens granted to landlords under any lease; (f) any Liens that are disclosed on the Company Balance Sheet (in the case of Liens applicable to the Company or any of its Subsidiaries) or the Parent Balance Sheet (in the case of Liens applicable to Parent or any of its Subsidiaries), or the notes thereto; (g) any Liens that are not, individually or in the aggregate, materially adverse to the Company and its Subsidiaries or Parent and its Subsidiaries, as applicable, or (h) any non-exclusive license with respect to Intellectual Property granted in the ordinary course of business.

“Person” means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality of such government or political subdivision.

“Personal Information” means any personal information regulated or protected by any Applicable Laws.

“Proceeding” means any legal, administrative, arbitral or other proceedings (including disciplinary proceedings), claims, suits, actions or governmental or regulatory investigations or written inquiries of any nature.

“Related Party” means any (a) executive officer or director of the Company or Parent, as applicable, (b) record or, to the knowledge of the Company or Parent, as applicable, beneficial owner of five percent (5%) or more of the voting securities of the Company or Parent, as applicable, (c) affiliate (as such term is defined in Rule 12b-2 promulgated under the Securities Exchange Act) or “associates” (or members of any of their “immediate family”) (as such terms are respectively defined in Rule 12b-2 and Rule 16a-1 of the Securities Exchange Act) of any such executive officer, director or beneficial owner or (d) portfolio company of any investment fund affiliated with, controlled or managed by such beneficial owner.

“Related Party Contract” means any Contracts or other transactions with any Related Party.

“Release” means any actual or threatened release, spill, leak, discharge, emission, abandonment, disposal, pumping, pouring, emitting, emptying, injecting, leaching, dumping, depositing, dispersing, escape or migration into or through the environment or within any building, structure, facility or fixture.

“Sanctioned Jurisdiction” means a country, territory, or region that is the target of comprehensive, country-wide or territory-wide Sanctions broadly prohibiting and restricting dealings in and with such country or territory (including, as of the date hereof, the Crimea region of Ukraine, Cuba, Iran, North Korea, and Syria).

“Sanctioned Person” means any Person that is (a) identified on, or directly or indirectly owned or controlled (as such terms are defined by the relevant Sanctions Authority) by any Person identified on, any Sanctions List, (b) resident, domiciled, or located in, or organized or incorporated under the Laws of, a Sanctioned Jurisdiction, (c) a Governmental Authority of any Sanctioned Jurisdiction, (d) otherwise a target of Sanctions (where “target of Sanctions” refers to any Person with whom a Person subject to the jurisdiction of a Sanctions Authority would be prohibited or restricted by the Sanctions Authority from doing business).

“Sanctions” means any economic, trade or financial sanctions Laws, embargoes or restrictive measures issued, administered, or enforced by any Sanctions Authority.

“Sanctions Authority” means the United States of America, the United Nations Security Council, the European Union, the United Kingdom, or any Governmental Entity of the foregoing, including, without limitation, OFAC, the U.S. Department of State, the Council of the European Union, and Her Majesty’s Treasury.

“Sanctions List” means OFAC’s List of Specially Designated Nationals and Blocked Persons, the Consolidated List of Financial Sanctions Targets maintained by Her Majesty’s Treasury, the Consolidated List of Persons and Entities subject to Financial Sanctions maintained by the European Commission, and any similar list maintained by, or public announcement of a Sanctions designation made by, any Sanctions Authorities, each as amended, supplemented or substituted from time to time.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933.

“Securities Exchange Act” means the Securities Exchange Act of 1934.

“Significant Subsidiary” means, with respect to any Person, each Subsidiary of such Person that is a “significant subsidiary” (as defined in Regulation S-X) of such Person.

“Software” means any and all (a) computer programs, software, firmware, middleware and other code (including operating systems, platforms, applications and interfaces), in each case, in source code, object code or any other form; (b) data files and databases; and (c) documentation related to the foregoing (including protocols, specifications and flow charts).

“Subsidiary” means, when used with reference to a Person, (a) any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other governing body or Persons performing similar functions, or more than 50% of the issued and outstanding voting securities of which, are owned, directly or indirectly, by such first Person or (b) any other Person with respect to which such first Person controls the management. For purposes of this Agreement, a Subsidiary shall be considered a “wholly owned Subsidiary” of a Person as long as such Person directly or indirectly owns all of the securities or other ownership interests (excluding any securities or other ownership interests held by an individual director or officer required to hold such securities or other ownership interests pursuant to Applicable Law) of such Subsidiary.

“Tax” means any income, gross receipts, franchise, sales, use, ad valorem, property, payroll, withholding, excise, severance, transfer, employment, estimated, alternative or add-on minimum, value added, stamp, occupation, premium, environmental or windfall profits taxes, and any other taxes, charges, fees, levies, imposts, customs, duties, licenses or other assessments, together with any interest, penalties and additions to tax (including penalties for failure to file or late filing of any tax return or other Filing, and any interest in respect of such penalties, additions to tax or additional amounts imposed by any federal, state, local, non-U.S. or other Taxing Authority).

“Tax Counsel” means (i) with respect to Parent, Allen & Overy LLP, (ii) with respect to the Company, Davis Polk & Wardwell LLP, or (iii) in either case, such other nationally recognized Tax counsel reasonably satisfactory to the other party, as the case may be.

“Tax Return” means any report, return, document, statement, declaration or other information or Filing required to be supplied to any Taxing Authority with respect to Taxes, including information returns, claims for refunds, any documents with respect to or accompanying payments of estimated Taxes or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

“Tax Sharing Agreement” means any existing agreement binding any Person or any of its Subsidiaries that provides for the allocation, apportionment, sharing or assignment of any Tax liability or benefit, or the transfer or assignment of income, revenues, receipts, or gains for the purpose of determining any Person’s Tax liability, other than agreements entered into in the ordinary course of business that do not have as a principal purpose addressing Tax matters.

“Taxing Authority” means any Governmental Authority responsible for the imposition or collection of any Tax.

“Third Party” means any Person or Group, other than the Company, Parent, any of their respective Subsidiaries or Affiliates or the Representatives of any such Persons acting in such capacity.

“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements (including the Merger and the Financing).

“WARN” means the Worker Adjustment and Retraining Notification Act and any comparable foreign, state or local Law.

Affected Employees	7.5(a)
Agreement	Preamble
Alternative Financing	8.4(a)
Assumed Stock Option	2.5(a)
Bankruptcy and Equity Exceptions	4.2(a)
Benefits Continuation Period	7.5(a)
Board Designees	8.11(b)
Borrowers	5.28
Certificate	2.3(d)
Certificate of Merger	2.2(a)
Closing	2.1

Closing Date	2.1
Collection Expenses	10.3(d)
Company	Preamble
Company Adverse Recommendation Change	6.3(a)
Company 401(k) Plan	7.5(e)
Company Board Recommendation	4.2(b)
Combined Business	8.1(e)
Commitment Letter	5.28
Company Acceptable Confidentiality Agreement	6.3(b)

Company Approval Time	6.3(b)
Company Annual Meeting	8.3(c)
Company Board Designees	8.11(b)
Company Governmental Authorizations	4.3
Company Indemnified Parties	7.4(a)
Company Insurance Policies	4.21
Company Intervening Event	6.3(g)
Company Material Contract	4.15(a)
Company Notes	8.5
Company Organizational Documents	4.1
Company Permits	4.13
Company Preferred Stock	4.5(a)
Company Restricted Stock Award	2.5(b)
Company Restricted Stock Award Consideration	2.5(b)
Company SEC Documents	4.7(b)
Company Securities	4.5(a)
Company Stock Option	2.5(a)
Company Stockholder Approval	4.2(a)
Company Stockholder Meeting	8.3(a)
Company Superior Proposal	6.3(f)
Company Termination Fee	10.3(a)
Confidentiality Agreement	6.2(a)
DGCL	2.2(a)
Double Eagle	7.1(c)
Discharge	8.5
Discharge Instructions	8.5
Effective Time	2.2(a)
Eligibility Criteria	8.11(c)
End Date	10.1(b)(i)
Exchange Agent	2.4(a)
Exchange Fund	2.4(a)
Exchange Ratio	2.3(a)
Excluded Shares	2.3(a)
Financing Documents	8.4(a)
internal controls	4.7(f)
Joint Proxy Statement/Prospectus	8.2(a)
Merger	2.2(b)
Merger Consideration	2.3(a)
Merger Sub	Preamble
Parent	Preamble
Parent Acceptable Confidentiality Agreement	7.2(b)
Parent Adverse Recommendation Change	7.2(a)
Parent Annual Meeting	8.3(c)

Parent Approval Time	7.2(b)
Parent Board Recommendation	5.2(b)
Parent Charter Amendment	3.3
Parent Equity Awards	5.5(a)
Parent Governmental Authorizations	5.3
Parent Insurance Policies	5.21
Parent Intervening Event	7.2(g)
Parent Material Contract	5.15(a)
Parent Board Designees	8.11(b)
Parent Organizational Documents	5.1
Parent Permits	5.13
Parent Plan	7.5(b)
Parent Preferred Stock	5.5(a)
Parent PSU Awards	5.5(a)
Parent Restricted Stock Awards	5.5(a)
Parent RSU Awards	5.5(a)
Parent SEC Documents	5.7(a)
Parent Securities	5.5(a)
Parent Share Issuance	5.2(a)
Parent Special Committee	Recitals
Parent Stock Options	5.5(a)
Parent Stockholder Approval	5.2(a)
Parent Stockholder Meeting	8.3(b)
Parent Superior Proposal	7.2(f)
Parent Termination Fee	10.3(b)
Premium Cap	7.4(b)
principal executive officer	4.7(e)
principal financial officer	4.7(e)
Redemption Notices	8.5
Registered Company IP	4.19(a)
Registered Parent IP	5.19(a)
Registration Statement	8.2(a)
Regulation S-K	4.11
Regulation S-X	6.1(m)
Regulatory Adverse Effect	8.1(e)
Representatives	6.3(a)
Shareholders Agreement	Recitals
Significant Stockholder	Recitals
Significant Stockholder Share Exchange	3.4
Surviving Corporation	2.2(b)
Trade Secrets	1.1
Transaction Litigation	8.9
Treasury Regulations	Recitals
Uncertificated Share	2.3(d)
Voting Agreement	Recitals

1.2	Other Definitional and Interpretative Provisions

The following rules of interpretation shall apply to this Agreement: (a) the words “hereof,” “hereby,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (b) the table of contents and captions in this Agreement are included for convenience of reference only and shall be ignored in the construction or interpretation hereof; (c) references to Articles, Sections and Exhibits are to Articles, Sections and Exhibits of this Agreement unless otherwise specified; (d) all Exhibits and schedules annexed to this Agreement or referred to in this Agreement, including the Company Disclosure Schedule and the Parent Disclosure Schedule, are incorporated in and made a part of this Agreement as if set forth in full in this Agreement; (e) any capitalized term used in any Exhibit, the Company Disclosure Schedule or the Parent Disclosure Schedule but not otherwise defined therein shall have the meaning set forth in this Agreement; (f) any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular, and references to any gender shall include all genders; (g) whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” whether or not they are in fact followed by those words or words of like import; (h) “writing,” “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form; (i) references to any Contract or Laws are to that Contract or Laws as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any Contract listed on any schedule hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule; (j) references to any Person include the successors and permitted assigns of that Person; (k) references “from” or “through” any date mean, unless otherwise specified, “from and including” or “through and including,” respectively; (l) references to “dollars” and “$” means U.S. dollars; (m) the term “made available” and words of similar import mean that the relevant documents, instruments or materials were (i) posted and made available to the other party on the Intralinks, Inc. due diligence data site, with respect to the Company, or on the Merrill DatsiteOne due diligence data site, with respect to Parent, as applicable, maintained by such party in connection with the Transactions, in each case, prior to the date hereof; (ii) provided via electronic mail or in person prior to the date hereof; or (iii) filed or furnished to the SEC and publicly available on the SEC’s EDGAR reporting system prior to the date hereof; (n) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; and (o) the parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

2.	CLOSING; MERGER

2.1	Closing.

The closing of the Merger (the “Closing”) shall take place remotely via the electronic exchange of documents and signatures or in New York City at the offices of Allen & Overy LLP, 1221 Avenue of the Americas, New York, New York, 10020 at 10:00 a.m., Eastern time, on the fifth Business Day after the date the conditions set forth in Article 9 (other than conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted by Applicable Law, waiver of such conditions by the party or parties entitled to the benefit thereof at the Closing) have been satisfied or, to the extent permitted by Applicable Law, waived by the party or parties entitled to the benefit thereof, or at such other place, at such other time or on such other date as Parent and the Company may mutually agree in writing (the date on which the Closing occurs, the “Closing Date”).

2.2	The Merger.

(a)

As soon as practicable following the Closing on the Closing Date, the Company shall file a certificate of merger (the “Certificate of Merger”) with the Delaware Secretary of State and make all other Filings or recordings required by the General Corporation Law of the State of Delaware (the “DGCL”) in connection with the Merger. The Merger shall become effective at such time (the “Effective Time”) as the Certificate of Merger is duly filed with the Delaware Secretary of State (or at such later time as Parent and the Company shall agree and is specified in the Certificate of Merger).

(b)

At the Effective Time, Merger Sub shall be merged (the “Merger”) with and into the Company in accordance with the DGCL, whereupon the separate existence of Merger Sub shall cease, and the Company shall be the surviving corporation (the “Surviving Corporation”).

(c)

From and after the Effective Time, the Surviving Corporation shall possess all the rights, powers, privileges and franchises and be subject to all of the obligations, liabilities, restrictions and disabilities of the Company and Merger Sub, all as provided under the DGCL.

2.3	Conversion of Shares.

At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company or the holders of the Company Common Stock:

(a)

each share of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than shares of Company Common Stock to be cancelled pursuant to Section 2.3(b) (the “Excluded Shares”), shall be converted into the right to receive 2.4050 (the “Exchange Ratio”) fully paid and nonassessable shares of Parent Common Stock (subject to the following sentence, the “Merger Consideration”). For the avoidance of doubt, shares of Company Common Stock held by the Company as treasury stock or owned by any Subsidiary of the Company will not be considered to be “issued and outstanding” for purposes of this Section 2.3(a);

(b)

each share of Company Common Stock held immediately prior to the Effective Time by the Company as treasury stock or owned by any Subsidiary of the Company shall be cancelled, and no consideration shall be paid with respect thereto;

(c)

all of the shares of common stock of Merger Sub outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding share of capital stock of the Surviving Corporation; and

(d)

all outstanding shares of Company Common Stock and common stock of Merger Sub shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and (i) each share of Company Common Stock that was immediately prior to the Effective Time represented by a certificate (each, a “Certificate”) and (ii) each uncertificated share of Company Common Stock (an “Uncertificated Share”) that immediately prior to the Effective Time was registered to a holder on the stock transfer books of the Company (other than Excluded Shares) shall thereafter represent only the right to receive the Merger Consideration and the right to receive any dividends pursuant to Section 2.4(f) and any cash in lieu of any fractional shares of Parent Common Stock pursuant to Section 2.7, in each case to be issued or paid in accordance with Section 2.4, without interest.

2.4	Surrender and Payment.

(a)

Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company (the “Exchange Agent”) and enter into an exchange agent agreement with the Exchange Agent for the purpose of exchanging (i) Certificates and (ii) Uncertificated Shares for the Merger Consideration payable in respect of the shares of Company Common Stock. As of or prior to the Effective Time, Parent shall deposit with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Section 2.4 through the Exchange Agent, evidence of shares in book-entry form representing the aggregate amount of shares of Parent Common Stock issuable pursuant to Section 2.3(a) in exchange for issued and outstanding shares of Company Common Stock. Parent agrees to make available, directly or indirectly, to the Exchange Agent from time to time as needed cash sufficient to pay any dividends to which such holders are entitled pursuant to Section 2.4(f) and cash in lieu of any fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 2.7. Promptly after the Effective Time (but in any event, within five days), Parent shall send, or shall cause the Exchange Agent to send, to each holder of shares of Company Common Stock represented by a Certificate or Uncertificated Shares at the Effective Time a letter of transmittal and instructions that shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Exchange Agent for use in such exchange. All evidence of shares in book-entry form, any dividends with respect thereto and cash deposited with the Exchange Agent pursuant to this Section 2.4 shall be referred to in this Agreement as the “Exchange Fund.” Parent shall cause the Exchange Agent to deliver the Merger Consideration (and any dividends pursuant to Section 2.4(f) and any cash in lieu of any fractional shares of Parent Common Stock pursuant to Section 2.7) contemplated to be issued or paid pursuant to this Article 2 out of the Exchange Fund. The Exchange Fund shall not be used for any other purpose. The Exchange Agent shall invest any cash included in the Exchange Fund as directed by Parent; provided that no such investment or losses thereon shall affect the dividends to which holders of Company Common Stock are entitled pursuant to Section 2.4(f) or cash in lieu of fractional interests to which holders of Company Common Stock are entitled pursuant to Section 2.7. Any interest and other income resulting from such investments shall be the property of, and paid to, Parent upon termination of the Exchange Fund.

(b)

Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive, upon (i) in the case of each share of Company Common Stock represented by Certificate, surrender to the Exchange Agent of a Certificate, together with a properly completed letter of transmittal, or (ii) in the case of each Uncertificated Share, receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request) (A) the Merger Consideration and (B) cash in lieu of any fractional shares of Parent Common Stock and any dividends with respect thereto as contemplated by Section 2.7 and Section 2.4(f)). The shares of Parent Common Stock constituting part of such Merger Consideration shall be in uncertificated book-entry form, unless a physical certificate is required under Applicable Law.

(c)

If any portion of the Merger Consideration (or cash in lieu of any fractional shares of Parent Common Stock or any dividends with respect thereto contemplated by Section 2.7 or Section 2.4(f)) is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Exchange Agent any transfer or similar Taxes required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Exchange Agent that such transfer or similar Taxes have been paid or are not payable.

(d)

Upon the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock thereafter on the records of the Surviving Corporation. If, after the Effective Time, Certificates or Uncertificated Shares are presented to Parent, the Surviving Corporation or the Exchange Agent for any reason, they shall be cancelled and exchanged for the Merger Consideration (and cash in lieu of any fractional shares of Parent Common Stock and any dividends with respect to the Merger Consideration as contemplated by Section 2.7 and Section 2.4(f)) with respect thereto in accordance with the procedures set forth in, or as otherwise contemplated by, this Article 2.

(e)

Any portion of the Exchange Fund that remains unclaimed by the holders of shares of Company Common Stock twelve (12) months following the Closing Date shall be delivered to Parent or as otherwise instructed by Parent, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 2.4 prior to that time shall thereafter look only to Parent for payment of the Merger Consideration (and cash in lieu of any fractional shares of Parent Common Stock and any dividends with respect thereto as contemplated by Section 2.7 and Section 2.4(f)), without any interest thereon. Notwithstanding the foregoing, Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) shall not be liable to any holder of shares of Company Common Stock for any amounts properly paid to a public official in compliance with applicable abandoned property, escheat or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by Applicable Law, the property of Parent free and clear of any claims or interest of any Person previously entitled thereto.

(f)

Following the surrender of any Certificates or the transfer of any Uncertificated Shares as provided in this Section 2.4, Parent shall pay, or cause to be paid, without interest, to the Person in whose name the shares of Parent Common Stock constituting the Merger Consideration have been registered, (i) in connection with the payment of the Merger Consideration, (A) the amount of any cash payable in lieu of fractional shares to which such Person is entitled pursuant to Section 2.7, and (B) the aggregate amount of all dividends payable with respect to such shares of Parent Common Stock with a record date on or after the Effective Time that were paid prior to the time of such surrender or transfer, and (ii) at the appropriate payment date after the payment of the Merger Consideration, the amount of all dividends payable with respect to whole shares of Parent Common Stock constituting the Merger Consideration with a record date on or after the Effective Time and prior to the time of such surrender or transfer and with a payment date subsequent to the time of such surrender or transfer. No dividends or other distributions with respect to shares of Parent Common Stock constituting the Merger Consideration, and no cash payment in lieu of fractional shares pursuant to Section 2.7, shall be paid to the holder of any Certificates not surrendered or of any Uncertificated Shares not transferred until such Certificates or Uncertificated Shares are surrendered or transferred, as the case may be, as provided in this Section 2.4.

(g)

The payment of any transfer, documentary, sales, use, stamp, registration, value added and other Taxes and fees (including any penalties and interest) incurred solely by a holder of Company Common Stock in connection with the Merger, and the filing of any related Tax Returns and other documentation with respect to such Taxes and fees, shall be the sole responsibility of such holder.

2.5	Company Equity Awards

(a)

Company Stock Options. Each stock option to purchase shares of Company Common Stock under any Company Stock Plan that is outstanding and unexercised immediately prior to the Effective Time (each, a “Company Stock Option”) shall, by virtue of the Merger and without further action on the part of the Company, Parent or the holder thereof, be converted, as of the Effective Time, into an option (an “Assumed Stock Option”) to purchase, on the same terms and conditions (including applicable exercise and expiration provisions) as applied to each such Company Stock Option immediately prior to the Effective Time, shares of Parent Common Stock, except that (i) the number of shares of Parent Common Stock subject to such Assumed Stock Option shall equal the product of (A) the number of shares of Company Common Stock that were subject to such Company Stock Option immediately prior to the Effective Time, multiplied by (B) the Exchange Ratio, rounded down to the nearest whole share of Parent Common Stock, and (ii) the per-share exercise price shall equal the quotient of (A) the exercise price per share of Company Common Stock at which such Company Stock Option was exercisable immediately prior to the Effective Time, divided by (B) the Exchange Ratio, rounded up to the nearest whole cent; provided that each Company Stock Option (x) that is an “incentive stock option” (as defined in Section 422 of the Code) shall be adjusted in accordance with the foregoing, subject to such adjustments as are necessary in order to satisfy the requirements of Section 424 of the Code and (y) shall be adjusted in a manner that complies with Section 409A of the Code.

(b)

Company Restricted Stock. Each restricted stock award with respect to shares of Company Common Stock that is outstanding under any Company Stock Plan as of immediately prior to the Effective Time (each, a “Company Restricted Stock Award”), shall, by virtue of the Merger and without further action on the part of the Company, Parent or the holder thereof, be vested as of immediately prior to the Effective Time in accordance with the terms of the Company Stock Plans and applicable award agreements thereunder, and subject to Section 2.8, each holder thereof shall be entitled to receive, in full satisfaction of the rights with respect to such Company Restricted Stock Award (subject to adjustments provided herein), the consideration the holder thereof would be entitled to receive pursuant to Section 2.3(a) in respect of the total number of shares of Company Common Stock that were subject to such Company Restricted Stock Award as of immediately prior to the Effective Time (with the number of shares of Company Common Stock earned with respect to any Company Restricted Stock Award subject to performance-based vesting to be determined based on the target level performance), rounded to the nearest whole share (the “Company Restricted Stock Award Consideration”).

(c)

Fractional Shares. All adjustments to Company Equity Awards pursuant to this Section 2.5 shall be in accordance with, and no amounts shall be payable with respect thereto, as applicable, prior to the time permissible under, the requirements under Section 409A of the Code. All rounding described in this Section 2.5 shall be done on an aggregate basis per vesting tranche of each Company Equity Award and any holder of a Company Equity Award the adjustment of which results in fractional shares shall be entitled to a cash payment as provided under Section 2.7 in respect of such fractional share.

(d)

Reservation of Shares. On or prior to the Closing Date, Parent shall file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the issuance of the shares of Parent Common Stock subject to the Assumed Stock Options and shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements (and maintain the current status of the prospectus or prospectuses contained therein) for so long as the Assumed Stock Options remain outstanding.

(e)

Board Actions. Prior to the Effective Time, the Board of Directors of the Company and the Board of Directors of Parent shall adopt such resolutions as are necessary to give effect to the transactions contemplated by this Section 2.5.

2.6	Adjustments.

Without limiting or affecting any of the provisions of Section 6.1 or Section 7.1, if, during the period between the date of this Agreement and the Effective Time, any change in the issued and outstanding shares of capital stock of the Company or Parent shall occur as a result of any reclassification, recapitalization, stock split (including reverse stock split), merger, combination, exchange, consolidation, subdivision or readjustment of shares, subdivision or other similar transaction, or any stock dividend thereon (including any dividend or distribution of securities convertible into the Company Common Stock or Parent Common Stock, as applicable) with a record date during such period, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to eliminate the effect of such event on the Merger Consideration or any such other amounts payable pursuant to this Agreement.

2.7	Fractional Shares.

Notwithstanding anything in this Agreement to the contrary, no fractional shares of Parent Common Stock shall be issued in the Merger. All fractional shares of Parent Common Stock that a holder of shares of Company Common Stock would otherwise be entitled to receive as a result of the Merger shall be aggregated and, if a fractional share results from such aggregation, such holder shall be entitled to receive, in lieu thereof, from Parent an amount in cash (rounded to the nearest cent), without interest, determined by multiplying the fraction of such fractional share of Parent Common Stock by the arithmetic average of the closing price (rounded to the nearest one ten thousandth) of Parent Common Stock on NASDAQ on the last five trading days preceding the Closing Date.

2.8	Withholding Rights.

Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as it is required to deduct and withhold with respect to the making of such payment under any provision of any Applicable Law, including federal, state, local or non-U.S. Tax Law. If the Exchange Agent, Parent or the Surviving Corporation, as the case may be, so withholds and pays over all amounts so withheld to the appropriate Taxing Authority within the period required under Applicable Law, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Exchange Agent, Parent or the Surviving Corporation, as the case may be, made such deduction and withholding. The Exchange Agent, Parent or the Surviving Corporation, as applicable, shall pay, or shall cause to be paid, all amounts so deducted or withheld to the appropriate Taxing Authority within the period required under Applicable Law.

2.9	Lost Certificates.

If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a customary bond issued for lost, stolen or destroyed stock certificates, in such amount as the Surviving Corporation may direct, as indemnity against any claim that may be made against the Surviving Corporation with respect to such Certificate, the Exchange Agent will issue, in exchange for such lost, stolen or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock represented by such Certificate, as contemplated by this Article 2 (and any dividends or other distributions pursuant to Section 2.4(f) and any cash in lieu of any fractional shares of Parent Common Stock pursuant to Section 2.7).

2.10	Further Assurances.

At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company, any of its Subsidiaries or Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company, any of its Subsidiaries or Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

3.	ORGANIZATIONAL DOCUMENTS; DIRECTORS AND OFFICERS

3.1	Certificate of Incorporation and Bylaws of the Surviving Corporation.

At the Effective Time, the certificate of incorporation of the Company shall be amended and restated so that it reads in its entirety as set forth on Exhibit A. From and after the Effective Time, the certificate of incorporation of the Company as so amended and restated shall be the certificate of incorporation of the Surviving Corporation until thereafter amended as provided therein or by Applicable Law. The bylaws of the Company, as in effect immediately prior to the Effective Time, shall be amended and restated to conform to the bylaws of Merger Sub in effect immediately prior to the Effective Time, except that the name of the corporation reflected therein shall be “Mobile Mini, Inc.” From and after the Effective Time, the bylaws of the Company as so amended and restated shall be the bylaws of the Surviving Corporation until thereafter amended as provided therein or in the Certificate of Incorporation or by Applicable Law.

3.2	Directors and Officers of the Surviving Corporation.

From and after the Effective Time, until their respective successors are duly elected or appointed and qualified in accordance with Applicable Law, the parties will take such action so that (a) the persons set forth on Section 3.2 of the Company Disclosure Schedule shall be the directors of the Surviving Corporation and (b) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation.

3.3	Certificate of Incorporation, Bylaws, Name and Ticker Symbol of Parent.

Immediately prior to the Effective Time, the certificate of incorporation of Parent shall be amended and restated so that it reads in its entirety as set forth on Exhibit B (the “Parent Charter Amendment”) and the bylaws of Parent shall be amended so that they read in their entirety as set forth on Exhibit C. The parties shall cause the name and ticker symbol of Parent to be changed as shall be mutually agreed upon by the Company and Parent prior to or as of the Effective Time.

3.4	Significant Stockholder Shares.

Immediately prior to the Effective Time, (a) each issued and outstanding share of common stock of Holdings owned by the Significant Stockholder shall be exchanged for 1.3261 shares of newly issued Parent Class A Common Stock in accordance with the Holdings Exchange Agreement and that certain Side Letter between the Significant Stockholder and Parent dated as of the date hereof, and such exchange ratio shall not be subject to any amendment or adjustment, irrespective of the occurrence of any Dilution Protection Event (as defined in the Exchange Agreement), and (b) upon the exchange thereof and immediately prior to the Effective Time, all outstanding shares of Parent Class B Common Stock shall be automatically cancelled for no consideration (such exchange and cancellation, the “Significant Stockholder Share Exchange”). Upon completion of the Significant Stockholder Share Exchange, Parent shall cause the Holdings Exchange Agreement and the Holdings Shareholders Agreement to be terminated in accordance with their respective terms.

4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Subject to Section 11.5, except (x) as disclosed in any publicly available Company SEC Document filed at least two (2) Business Days prior to the date of this Agreement (other than any disclosure contained in any part of any Company SEC Document entitled “Risk Factors” or “Cautionary Statement about Forward Looking Statements” or any other disclosures in any Company SEC Document that are cautionary, predictive or forward-looking in nature) or (y) as set forth in the Company Disclosure Schedule, the Company represents and warrants to Parent that:

4.1	Corporate Existence and Power.

The Company is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all corporate powers required to own or lease all of its properties or assets and to carry on its business as now conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Prior to the date of this Agreement, the Company has made available to Parent true and complete copies of the certificate of incorporation and bylaws of the Company as in effect on the date of this Agreement (the “Company Organizational Documents”).

4.2	Corporate Authorization.

(a)

Assuming the accuracy of the representations in Section 5.27, the execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is a party, and the consummation by the Company of the Transactions, are within the corporate powers of the Company and, except for the Company Stockholder Approval, have been duly authorized by all necessary corporate action on the part of the Company. Assuming the accuracy of the representations in Section 5.27, the affirmative vote of the holders of a majority of the issued and outstanding shares of Company Common Stock entitled to vote approving and adopting this Agreement is the only vote of the holders of any of the Company’s capital stock necessary in connection with the consummation of the Merger (collectively, the “Company Stockholder Approval”). This Agreement has been duly executed and delivered by the Company, and each of the Ancillary Agreements to which the Company is a party, has been (or will be) duly executed and delivered by the Company and (assuming due authorization, execution and delivery by the other parties hereto and thereto) each constitutes (or will constitute) a valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) (collectively, the “Bankruptcy and Equity Exceptions”)).

(b)

At a meeting duly called and held, the Board of Directors of the Company unanimously adopted resolutions (i) determining that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the Company’s stockholders; (ii) approving, adopting and declaring advisable this Agreement and the Transactions (including the Merger); (iii) directing that the approval and adoption of this Agreement be submitted to a vote at a meeting of the Company’s stockholders; and (iv) recommending approval and adoption of this Agreement (including the Merger) by the Company’s stockholders (such recommendation, the “Company Board Recommendation”). Except as permitted by Section 6.3, the Board of Directors of the Company has not subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

4.3	Governmental Authorization.

The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is or is specified to be a party, and the consummation by the Company of the Transactions, require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) the filing of the Certificate of Merger with the Delaware Secretary of State, and appropriate documents with the relevant authorities of other states in which the Company is qualified to do business; (b) compliance with any applicable requirements of the HSR Act; (c) compliance with any applicable requirements of the Securities Act, the Securities Exchange Act and any other applicable U.S. state or federal securities Laws or pursuant to the listing requirements of NASDAQ; (d) the Consents set forth on Section 4.3 of the Company Disclosure Schedule; and (e) any other actions, Consents or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (clauses (a) through (e), collectively “Company Governmental Authorizations”).

4.4	Non-contravention.

The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements to which it is or is specified to be a party, and the consummation of the Transactions, do not and will not (a) assuming receipt of the receipt of the Company Stockholder Approval, contravene, conflict with, or result in any violation or breach of any provision of the Company Organizational Documents; (b) assuming compliance with the matters referred to in Section 4.3 and receipt of the Company Stockholder Approval, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law; (c) assuming compliance with the matters referred to in Section 4.3 and receipt of the Company Stockholder Approval, require any Consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which the Company or any of its Subsidiaries is entitled under, any provision of any Contract binding upon the Company or any of its Subsidiaries or any governmental Consents (including Consents required by Contract) affecting, or relating in any way to, the Company or any of its Subsidiaries or any of its or their respective assets or businesses, or (d) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, with such exceptions, in the case of each of clauses (b) through (d), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.5	Capitalization.

(a)

The authorized capital stock of the Company consists of (x) 95,000,000 shares of Company Common Stock and (y) 20,000,000 shares of preferred stock, par value $0.01 (“Company Preferred Stock”). As of February 28, 2020, there were issued and outstanding (i) 43,939,526 shares of Company Common Stock (none of which is subject to vesting conditions or is treasury stock or is owned by the Company or any of its Subsidiaries); (ii) no shares of Company Preferred Stock; (iii) Company Stock Options to purchase an aggregate of 3,092,698 shares of Company Common Stock; (iv) 444,876 shares of Company Common Stock were subject to outstanding Company Restricted Stock Awards (of which 195,323 shares were subject to outstanding Company Restricted Stock Awards subject to performance-based vesting, determined assuming target performance levels were achieved); and (v) 836,071 additional shares of Company Common Stock were reserved for issuance pursuant to the Company Stock Plans. Except as set forth in this Section 4.5(a) and for changes since February 28, 2020 resulting from (A) the exercise or vesting and settlement of Company Equity Awards outstanding on such date or (B) the issuance of Company Equity Awards after such date, in each case as and to the extent permitted by Section 6.1, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of, or other ownership interest in, the Company, (ii) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, the Company, (iii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, deliver, sell, repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for capital stock or other voting securities of, or other ownership interests in, the Company, or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of the Company or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, the Company (the items in clauses (i) through (iv) being referred to collectively as the “Company Securities”).

(b)

All outstanding shares of capital stock of the Company have been, and all shares that may be issued pursuant to any Company Stock Plan will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. No Subsidiary of the Company owns any shares of capital stock of the Company. The Company has furnished to Parent a true and complete list of all outstanding Company Equity Awards as of February 28, 2020, including with respect to each such equity award, the holder, date of grant, vesting schedule, whether subject to performance conditions, number of shares of Company Common Stock subject to such award (assuming target performance levels were achieved, if applicable), and, for Company Stock Options, the applicable exercise price, expiration date and whether it is an incentive stock option. Five (5) Business Days prior to the Closing Date, the Company shall provide Parent with a revised version of the foregoing list, updated as of such date. There are no outstanding bonds, debentures, notes or other Indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company may vote. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities. Neither the Company nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Company Securities.

(c)

There are no shareholders agreements, voting trusts, registration rights agreements or other similar agreements or understandings to which the Company or any Subsidiary of the Company is a party with respect to the capital stock or other equity interests of the Company. None of the Company or any Subsidiaries of the Company has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its shares or shares of capital stock (as applicable) that are in effect.

4.6	Subsidiaries.

(a)

Each Subsidiary of the Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers, as applicable, required to carry on its business as now conducted, except for those jurisdictions where failure to be so organized, validly existing and in good standing or to have such power has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Section 4.6(a) of the Company Disclosure Schedule sets forth a true and complete list of each Significant Subsidiary of the Company as of the date of this Agreement, and its jurisdiction of incorporation or organization.

(b)

All of the issued and outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of the Company are owned by the Company, directly or indirectly, free and clear of any Lien. There are no issued, reserved for issuance or outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company; (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries, or other obligations of the Company or any of its Subsidiaries to issue, deliver, sell, repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company; or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of the Company or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company. There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of the Company or any securities described in the foregoing clauses (i) through (iii) of this Section 4.6(b). Except for the capital stock or other voting securities of, or other ownership interests in, its Subsidiaries and publicly traded securities held for investment that do not exceed 5% of the outstanding securities of any entity, the Company does not own, directly or indirectly, any capital stock or other voting securities of, or other ownership interests in, any Person.

4.7	Regulatory Reports, SEC Filings and the Sarbanes-Oxley Act.

(a)

The Company and each of its Subsidiaries have timely filed with or furnished all material reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed with the SEC under the Securities Act or the Exchange Act since January 1, 2018 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Company SEC Documents”) with the SEC, and have paid all material fees and assessments due and payable in connection therewith.

(b)

As of its filing date, each Company SEC Document filed since January 1, 2018 prior to the date of this Agreement complied, and each Company SEC Document filed subsequent to the date of this Agreement (assuming, in the case of the Joint Proxy Statement/Prospectus, that the representation and warranty set forth in Section 5.9 is true and correct) will comply, in all material respects with the applicable requirements of NASDAQ, the Securities Act, the Securities Exchange Act, the Sarbanes-Oxley Act and any other applicable rules and regulations promulgated by the SEC, as the case may be.

(c)

As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Company SEC Document filed since January 1, 2018 prior to the date of this Agreement did not, and each Company SEC Document filed subsequent to the date of this Agreement (assuming, in the case of the Joint Proxy Statement/Prospectus, that the representation and warranty set forth in Section 5.9 is true and correct) will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC or SEC investigation with respect to any Company SEC Documents.

(d)

The Company is, and since January 1, 2018 has been, in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ.

(e)

The Company and its Subsidiaries have established and maintain disclosure controls and procedures (as defined in Rule 13a-15 under the Securities Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Securities Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting the Company’s principal executive officer and principal financial officer to material information required to be included in the Company’s periodic and current reports required under the Securities Exchange Act. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act.

(f)

The Company and its Subsidiaries have established and maintain a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Securities Exchange Act) (“internal controls”). Such internal controls are sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting and the preparation of the Company’s financial statements for external purposes in accordance with GAAP. The Company’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Board of Directors of the Company (i) all significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. The Company has made available to Parent prior to the date of this Agreement a true and complete summary of any disclosure of the type described in the preceding sentence made by the Company’s principal executive officer and principal financial officer to the Company’s auditors and audit committee of the Board of Directors of the Company since January 1, 2018.

(g)

The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act) utilized by the Company are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of the Company, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of the Company to make the certifications required under the Securities Exchange Act with respect to such reports.

(h)

Since January 1, 2018, each of the principal executive officer and principal financial officer of the Company (or each former principal executive officer and principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Securities Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and NASDAQ, and the statements contained in any such certifications are true and complete.

4.8	Financial Statements and Financial Matters.

(a)

The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included or incorporated by reference in the Company SEC Documents complied as to form, when filed, in all material respects with the rules and regulations of the SEC with respect thereto, present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal, recurring and immaterial year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared from, and are in accordance with, the books and records of the Company and its Subsidiaries.

(b)

From January 1, 2018 to the date of this Agreement, the Company has not received written notice from the SEC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Authority.

(c)

Any other financial statements delivered by the Company pursuant to Section 8.4(a) shall be deemed “financial statements” of the Company for purposes of this Agreement, will present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company and its Subsidiaries as of the respective dates thereof and for the periods covered thereby and will be prepared in accordance with GAAP applied on a consistent basis during the periods involved, with reasonable care and attention, on a basis consistent with the audited consolidated financial statements included in the Company SEC Documents.

4.9	Disclosure Documents.

The information relating to the Company and its Subsidiaries that is provided by the Company, any of its Subsidiaries or any of their respective Representatives for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus will not (a) in the case of the Registration Statement, at the time the Registration Statement or any amendment or supplement thereto becomes effective and at the time of the Company Stockholder Meeting and the Parent Stockholder Meeting, and (b) in the case of the Joint Proxy Statement/Prospectus, at the time the Joint Proxy Statement/Prospectus or any amendment or supplement thereto is first mailed to the stockholders of the Company and Parent and at the time of the Company Stockholder Meeting and the Parent Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

4.10	Absence of Certain Changes.

(a)

Since the Company Balance Sheet Date through the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practice and (ii) there has not been any event, change, effect, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)

Since the Company Balance Sheet Date through the date of this Agreement, there has not been any action taken by the Company or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without Parent’s consent, would constitute a breach of Section 6.1.

4.11	No Undisclosed Material Liabilities.

There are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed and provided for in the Company Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the Company Balance Sheet Date, (c) liabilities arising in connection with the Transactions and (d) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K promulgated under the Securities Act (“Regulation S-K”) that have not been so described in the Company SEC Documents.

4.12	Litigation.

There is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any of its Subsidiaries, any present or former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties of the Company or any of its Subsidiaries, before (or, in the case of threatened Proceedings, that would be before) any Governmental Authority, that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the Transactions. There is no Order outstanding or threatened against or affecting the Company, any of its Subsidiaries, any present or former officers, directors or employees of the Company or any of its Subsidiaries in their respective capacities as such, or any of the respective properties of any of the Company or any of its Subsidiaries, that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or that would, or would reasonably be expected to, prevent, enjoin, alter or materially delay any of the Transactions.

4.13	Permits.

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries hold all governmental Consents necessary for the operation of their respective businesses (the “Company Permits”). All Company Permits are in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries are and since January 1, 2018, have been in compliance with the terms of the Company Permits, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There is no Proceeding pending, or, to the knowledge of the Company, threatened that seeks, or, to the knowledge of the Company, any existing condition, situation or set of circumstances that would reasonably be expected to result in, the revocation, cancellation, termination, non-renewal or adverse modification of any Company Permit except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.14	Compliance with Applicable Laws.

(a)

The Company and each of its Subsidiaries are, and since January 1, 2018 have been, in compliance in all material respects with all Applicable Laws and are not in default under or in violation of any Applicable Laws. None of the Company nor any of its Subsidiaries has been debarred, suspended or otherwise made ineligible from doing business with the United States government or any government contractor.

(b)

Neither the Company nor any of its Subsidiaries is a party to any agreement or settlement with any Governmental Authority with respect to any actual or alleged violation of any Applicable Law, except for agreements and settlements that are not material to the Company or any of its Subsidiaries.

(c)	Except as set forth in Section 4.14(c) of the Company Disclosure Schedule, to the knowledge of the Company:

(i)

the Company, each of its Subsidiaries, and each of their respective directors, officers, employees, and agents, representatives, sales intermediaries or any other Third Party acting on their behalf, has, since November 29, 2017, complied with and is in compliance with the FCPA and all other applicable Anti-Bribery Legislation;

(ii)

neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers or employees is, or since January 1, 2018 has been, subject to any actual, pending or threatened civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, Proceedings, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving the Company or any of its Subsidiaries, in any way relating to the FCPA or any other applicable Anti-Bribery Legislation;

(iii)

neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees, or agents, representatives, sales intermediaries or any other Third Party acting on their behalf is a Sanctioned Person;

(iv)

neither the Company nor any of its Subsidiaries, nor any of their respective directors, officers, employees, or agents, representatives, sales intermediaries or any other Third Party acting on their behalf, has, since January 1, 2018, or is currently, engaged in any dealings, transactions, activity or conduct with, involving or for the benefit of, any Sanctioned Person in violation of applicable Sanctions; and

(v)	no officer, director or employee of the Company or any of its Subsidiaries is a Government Official.

(d)

The Company and its Subsidiaries and Affiliates have in place policies, procedures and controls that are reasonably designed to promote and ensure compliance with the FCPA and any other applicable Anti-Bribery Legislation.

4.15	Material Contracts.

(a)

Section 4.15(a) of the Company Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts to which the Company or any of its Subsidiaries is a party or by which it is bound (each such Contract listed or required to be so listed, and each of the following Contracts to which the Company or any of its Subsidiaries becomes a party or by which it becomes bound after the date of this Agreement, a “Company Material Contract”):

(i)	any Contract that is a “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K;

(ii)

any Contract that (A) limits or purports to limit, in any material respect, the freedom of the Company or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the freedom of the Surviving Corporation, Parent, the Company or any of their respective Affiliates after the Effective Time, (B) contains any material exclusivity or “most favored nation” obligations or restrictions or similar provisions that are binding on the Company or any of its Subsidiaries (or, after the Effective Time, that would be binding on the Surviving Corporation, Parent or any of their respective Affiliates) or (C) otherwise limits or restricts, in any material respect, the Company or any of its Subsidiaries (or, after the Effective Time, the Surviving Corporation, Parent or any of their respective Affiliates) from hiring or soliciting any Person for employment;

(iii)

promissory notes, loan agreements, indentures, evidences of Indebtedness or other instruments providing for or relating to the lending of money, including any sale and leaseback transactions, capitalized leases and other similar financing arrangements or that provides for the guarantee, support, indemnification, assumption or endorsement by the Company or any of its Subsidiaries of, or any similar commitment by the Company or any of its Subsidiaries with respect to the obligations, liabilities or Indebtedness of any other Person, in each case in a principal amount in excess of $1,000,000;

(iv)	any Contract restricting the payment of dividends or the making of distributions to stockholders of the Company or the repurchase of stock or other equity of the Company;

(v)	any Contract that would require the disposition of any material assets or line of business of the Company or its Subsidiaries as a result of the consummation of the Merger;

(vi)	any material joint venture, profit-sharing, partnership, strategic alliance, collaboration or other similar agreements;

(vii)

any Contract pursuant to which the Company or any of its Subsidiaries receives from any Third Party a license or similar right to any Intellectual Property that is material to the Company or any of its Subsidiaries, other than licenses with respect to non-customized Software that is generally available and licensed pursuant to standard commercial terms;

(viii)

any Contract pursuant to which the Company or any of its Subsidiaries grant to any Third Party a license or similar right to any Intellectual Property that is material to the Company or any of its Subsidiaries, other than non-exclusive licenses granted in the ordinary course of business;

(ix)

Contracts with (A) the top ten (10) customers of the Company based on revenues for the year ended December 31, 2019 and (B) the top ten (10) vendors of the Company based on costs for the year ending December 31, 2019;

(x)	any Related Party Contract;

(xi)

any Contract involving the settlement of any action or threatened action (or series of related actions) that will (A) involve payments after the date hereof in excess of $100,000 or (B) impose material monitoring or reporting obligations outside the ordinary course of business consistent with past practice;

(xii)	any Contract that is a lease of real property to which the Company or any of its Subsidiaries is a party, as lessee and which provides for annual lease payments in excess of $500,000;

(xiii)	any Collective Bargaining Agreement;

(xiv)

any Contract that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of the Company or any of its Subsidiaries (other than any such Contracts that are terminable by the Company or any of its Subsidiaries on ninety (90) days or less notice without any required material payment or other material conditions, other than the condition of notice); and

(xv)

any Contract that relates to the acquisition or disposition of any Person, business or asset (other than any Contract or arrangement that provides solely for the acquisition of equipment or products in the ordinary course of business) and under which the Company or its Subsidiaries have a material continuing obligation, including any material “earn-out” or similar contingent payment obligation.

(b)

All of the Company Material Contracts are, subject to the Bankruptcy and Equity Exceptions, valid and binding obligations of the Company or a Subsidiary of the Company (as the case may be) and, to the knowledge of the Company, each of the other parties thereto, and in full force and effect and enforceable in accordance with their respective terms against the Company or its Subsidiaries (as the case may be) and, to the knowledge of the Company, each of the other parties thereto (except for such Company Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms; provided that if such termination is at the option of the Company or any of its Subsidiaries, such termination must be in the ordinary course of business), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, no Person is seeking to terminate or challenge the validity or enforceability of any Company Material Contract, except such terminations or challenges that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries, nor to the knowledge of the Company, any of the other parties thereto has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither the Company nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Company Material Contract, except for those violations and defaults (or potential defaults) that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

4.16	Taxes.

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a)

All Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, the Company or any of its Subsidiaries have been filed when due (giving effect to all extensions) in accordance with all Applicable Law, and all such Tax Returns are true, correct and complete.

(b)

The Company and each of its Subsidiaries has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable, or (i) where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual or (ii) where payment is being contested in good faith pursuant to appropriate procedures, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate reserve, in each case for all Taxes through the end of the last period for which the Company and its Subsidiaries ordinarily record items on their respective books and records.

(c)

All federal income Tax Returns of the affiliated group of which the Company is the common parent through the Tax year ended December 31, 2015 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under Applicable Law, after giving effect to extensions or waivers, has expired.

(d)

There is no Proceeding (including an audit) pending or, to the knowledge of the Company, threatened in writing against or with respect to the Company or its Subsidiaries in respect of any Tax or Tax asset.

(e)	There are no requests for rulings or determinations in respect of any Tax or Tax asset pending between the Company or any of its Subsidiaries and any Taxing Authority.

(f)

During the two (2)-year period ending on the date of this Agreement, the Company was not a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(g)	There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of the Company or any of its Subsidiaries.

(h)

No claim has been made in writing by any Taxing Authority in a jurisdiction where the Company and/or the Company’s Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(i)

Neither the Company nor any of its Subsidiaries (1) has been a member of an affiliated, consolidated, combined or unitary group other than one of which the Company or any of its Subsidiaries was the common parent, (2) is party to any Tax Sharing Agreement (other than any such agreement solely between the Company and its Subsidiaries), or (3) has any liability for the Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or any Tax Sharing Agreement or as a transferee or successor.

(j)

Neither the Company nor any of its Subsidiaries has taken or agreed to take any action or has knowledge of any fact or circumstance that could reasonably be expected to prevent (1) the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or (2) the delivery of the tax opinions referenced in Section 9.2(f) and Section 9.3(g).

4.17	Employees and Employee Benefit Plans.

(a)

Section 4.17 of the Company Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Company Employee Plan and specifies whether each such Company Employee Plan is a Company U.S. Plan or a Company International Plan. For each material Company Employee Plan and each Company Employee Plan that is subject to ERISA, the Company has made available to Parent a copy of such plan (or a description, if such plan is not written) and all amendments thereto, together with a copy of (if applicable) (i) each trust, insurance or other funding arrangement; (ii) each summary plan description and summary of material modifications; (iii) the most recently filed IRS Forms 5500; (iv) the most recent favorable determination or opinion letter from the IRS; (v) the most recently prepared actuarial reports and financial statements in connection with each such Company Employee Plan; (vi) all material documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the IRS or any other Governmental Authority during the past year; and (vii) all current employee handbooks, manuals and policies.

(b)

Neither the Company nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has since January 1, 2013, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA.

(c)

Each Company Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of the Company, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the IRS Closing Agreement Program if discovered during an IRS audit or investigation. Each trust created under any such Company Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.

(d)

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since January 1, 2018, each Company Employee Plan has been maintained in compliance with its terms and all Applicable Law, including ERISA and the Code. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to the knowledge of the Company, is threatened against or reasonably expected to involve, any Company Employee Plan before any court or any Governmental Authority, including the IRS, the Department of Labor or the PBGC. To the knowledge of the Company, since January 1, 2018, no events have occurred with respect to any Company Employee Plan that would reasonably be expected to result in the assessment of any excise taxes or penalties against the Company or any of its Subsidiaries, except for events that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(e)

Except as provided in Section 2.5, with respect to each current or former Company Service Provider, the consummation of the Transactions will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit; (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Company Employee Plan; or (iii) limit or restrict the right of the Company or any of its Subsidiaries or, after the Closing, Parent or the Surviving Corporation to merge, amend or terminate any Company Employee Plan.

(f)

Neither the Company nor any of its Subsidiaries has any current or projected liability for, and no Company Employee Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any current or former Company Service Provider (other than coverage mandated by Applicable Law).

(g)

There has been no amendment to, written interpretation of or announcement (whether or not written) by the Company or any of its Affiliates relating to, or making a change in employee participation or coverage under, any Company Employee Plan that would materially increase the expense of maintaining such plan above the level of expense incurred in respect thereof for the fiscal year ended on the Company Balance Sheet Date, except as required in order to comply with Applicable Law.

(h)

Without limiting the generality of Section 4.17(f), no amount paid or payable (whether in cash, in property, or in the form of benefits) by the Company or any of its Subsidiaries in connection with the Transactions (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Company Service Provider for any tax incurred by such individual, including under Sections 409A, 457A or 4999 of the Code.

(i)

Each Company Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Sections 409A or 457A of the Code has been timely amended (if applicable) to comply and has been operated in compliance with, and the Company and its Subsidiaries have complied in practice and operation with, all applicable requirements of Sections 409A and 457A of the Code in all material respects.

(j)

With respect to any Company Employee Plan covered by Subtitle B, Part 4 of Title I of ERISA or Section 4975 of the Code, no non-exempt prohibited transaction has occurred that has caused or would reasonably be expected to cause the Company or any of its Subsidiaries to incur any material liability under ERISA or the Code.

(k)

Each Company International Plan (i) has been maintained in compliance with its terms and Applicable Law, except for failures that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (ii) if intended to qualify for special tax treatment, meets all the requirements for such treatment, and (iii) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles.

4.18	Labor Matters.

(a)

Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and its Subsidiaries are, and since January 1, 2018 have been, in compliance with all Applicable Laws relating to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, sexual misconduct, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes.

(b)

Since January 1, 2018, (i) no allegations of sexual harassment or other sexual misconduct have been made against any officer of the Company or its Subsidiaries who manages or supervises or, at any time, managed or supervised two (2) or more employees, and (ii) there are no Proceedings pending or, to the knowledge of the Company, threatened related to any allegations of sexual harassment or other sexual misconduct by any officer of the Company or its Subsidiaries. Since January 1, 2018, neither the Company nor any of its Affiliates have entered into any settlement agreements related to allegations of sexual harassment or other sexual misconduct by any officer of the Company or its Subsidiaries who manages or supervises or, at any time, managed or supervised two (2) or more employees.

(c)

Neither the Company nor any of its Subsidiaries is, or since January 1, 2018 has been, a party to or subject to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement, and there have not been any, and to the knowledge of the Company there are no threatened, organizational campaigns, card solicitations, petition or other unionization activity seeking recognition of a collective bargaining unit relating to any Company Service Provider. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there are no unfair labor practice complaints pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving any Company Service Provider with respect to the Company or its Subsidiaries. There is no labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries. The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the Transactions.

(d)

The Company and each of its Subsidiaries is, and has been since January 1, 2018, in material compliance with WARN and has no material liabilities or other obligations thereunder. Neither the Company nor any of its Subsidiaries has taken any action that would reasonably be expected to cause Parent or any of its Affiliates or the Surviving Corporation or its Affiliates to have any material liability or other obligation following the Closing Date under WARN.

4.19	Intellectual Property and Information Technology.

(a)

Section 4.19(a) of the Company Disclosure Schedule sets forth all patents, registered trademarks, registered copyrights, Internet domain name registrations and pending applications for any patents, trademarks and copyrights owned by the Company or any of its Subsidiaries (“Registered Company IP”). The Registered Company IP is subsisting and, excluding any pending applications contained therein, to the knowledge of the Company, is valid and enforceable. The Company and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of all Trade Secrets material to their respective businesses.

(b)

The Company or its Subsidiaries solely own, free and clear of all Liens (other than Permitted Liens), or have the rights to use, all Company Owned IP and Company IT Systems material to the conduct of their respective businesses as currently conducted. The foregoing representation and warranty is not intended to be a representation or warranty regarding the absence of infringement, misappropriation or other violation of Intellectual Property, which is addressed in Section 4.19(e) below.

(c)

(i) There are no pending or, to the knowledge of the Company, threatened written claims against the Company or any of its Subsidiaries alleging any infringement, misappropriation or other violation of the Intellectual Property of any Person by the Company or any of its Subsidiaries, and, to the knowledge of the Company, the operations of the businesses (including the products and services) of the Company and its Subsidiaries do not infringe, misappropriate or otherwise violate the Intellectual Property of any Person; and (ii) there are no pending or threatened written claims by the Company or any of its Subsidiaries alleging any infringement, misappropriation or other violation by any Person of any material Company Owned IP and to the knowledge of the Company, no Third Party has since January 1, 2018, infringed, misappropriated or otherwise violated any material Company Owned IP.

(d)

To the knowledge of the Company, since January 1, 2018, the Company IT Systems have not suffered any material security breach or failure (including any malfunction, cyber-attacks or other material disruption or impairment). The Company and each of its Subsidiaries have taken commercially reasonable actions, consistent with industry standards, to monitor and protect the confidentiality, integrity, availability, operation and security of the Company IT Systems, including implementing and maintaining appropriate backup, business continuity and disaster recovery policies, procedures and facilities, and Software support arrangements.

(e)

The Company and each of its Subsidiaries is in material compliance with (i) all of its binding policies relating to privacy, data protection or the collection, use, storage, processing, transfer or disclosure of Personal Information; (ii) all Applicable Laws relating to privacy, data breach notification, or the protection, security, use, destruction or transfer of Personal Information; and (iii) all applicable payment card industry data security standards. There are no pending or, to the knowledge of the Company, threatened written claims against the Company or any of its Subsidiaries by any Person or Governmental Entity alleging a material violation of any of the foregoing and to the knowledge of the Company, there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any such claim.

4.20	Environmental Matters.

The Company has made available all material, non-privileged audits, investigations and sampling or similar reports with respect to the Company or its Subsidiaries that are in its possession or control relating to Environmental Laws or the Release of, or exposure to, Hazardous Substances. Except (x) as set forth in Section 4.20 of the Company Disclosure Schedule or (y) as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(a)	the Company and each of its Subsidiaries is, and has been since January 1, 2018, in compliance with all Environmental Laws;

(b)

the Company and each of its Subsidiaries possesses and is, and has been since January 1, 2018, in compliance with all applicable Environmental Permits and all such Environmental Permits are valid and in good standing;

(c)	there are no Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or their respective properties or operations;

(d)

there has been no Release or threatened Release of any Hazardous Substance at, on, under, to, in or from any real property currently owned, leased or operated by the Company or any of its Subsidiaries, or, to the knowledge of the Company, any real property formerly owned, leased or operated by, or any property or facility to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, the Company or any of its Subsidiaries; and

(e)

neither the Company nor any of its Subsidiaries has (i) treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, Released or (ii) to the knowledge of the Company, exposed any Person to, or designed, manufactured, sold, marketed, installed, repaired, or distributed products containing any Hazardous Substances, in the case of each of clauses (i) and (ii), in a manner or fashion that would reasonably be expected to result in an Environmental Claim or Environmental Liability related to the Company or any of its Subsidiaries.

4.21	Insurance.

The Company has made available to Parent, prior to the date of this Agreement, a list and summaries of all material insurance policies and fidelity bonds for which the Company or any of its Subsidiaries is a policyholder or that covers the business, operations, employees, officers, directors or assets of the Company or any of its Subsidiaries (the “Company Insurance Policies”). The Company and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as the Company reasonably believes, based on past experience, is adequate for the businesses and operations of the Company and its Subsidiaries (taking into account the cost and availability of such insurance). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company Insurance Policies (i) are sufficient for compliance by the Company and its Subsidiaries with all Company Material Contracts and (ii) will not terminate or lapse by their terms by reason of the consummation of the Transactions. Section 4.21 of the Company Disclosure Schedule sets forth the amount per annum the Company paid in its last full fiscal year ending prior to the date of this Agreement for the Company’s existing directors’ and officers’ insurance policies.

4.22	Properties.

Schedule 4.22 sets forth the address of each real property owned by the Company or any of its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) the Company and each of its Subsidiaries has good, valid and marketable fee simple title to, or valid leasehold interests in, as the case may be, each parcel of real property of the Company or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens and (b) each lease, sublease or license under which the Company or any of its Subsidiaries leases, subleases or licenses any real property is a valid and binding agreement of the Company or of its Subsidiaries, as the case may be, and is in full force and effect, and neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any other party thereto is in default or breach under the terms of any such lease, sublease or license.

4.23	Transactions with Affiliates.

To the knowledge of the Company, since January 1, 2018, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the Company SEC Documents filed prior to the date hereof.

4.24	Antitakeover Statutes.

Assuming the accuracy of the representations and warranties set forth in Section 5.27, neither the restrictions on business combinations set forth in Section 203 of the DGCL nor any other “control share acquisition,” “fair price,” “moratorium” or other antitakeover Laws enacted under U.S. state or federal Laws apply to this Agreement, any Ancillary Agreement or any of the Transactions.

4.25	Opinion of Financial Advisors.

The Board of Directors of the Company has received an opinion from each of Barclays Capital Inc. and Goldman, Sachs & Co. LLC to the effect that, as of the date of such opinion and subject to the assumptions, qualifications, limitations and other matters set forth in the written opinion, the Exchange Ratio pursuant to this Agreement is fair, from a financial point of view, to the holders of Company Common Stock (other than, as applicable, Parent and its Affiliates and holders of Excluded Shares).

4.26	Finders’ Fees.

Except for Barclays Capital Inc. and Goldman Sachs & Co. LLC, a copy of whose engagement agreement has been provided to Parent prior to the date of this Agreement, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who might be entitled to any fee or commission from the Company or any of its Subsidiaries in connection with the Transactions.

4.27	No Ownership of Parent Common Stock.

Neither the Company nor any of its Subsidiaries (a) beneficially owns, directly or indirectly, any shares of Parent Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Parent Common Stock or (b) has any rights to acquire any shares of Parent Common Stock. There are no voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interest of Parent or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is an “interested stockholder” of Parent nor Merger Sub (with the meaning of each foregoing word in quotation marks as defined in Section 203 of the DGCL).

4.28	No Rights Plan.

As of the date of this Agreement, there is no stockholder rights plan, “poison pill,” antitakeover plan or similar device in effect to which the Company or any of its Subsidiaries is subject or a party or by which the Company or any of its Subsidiaries is otherwise bound.

4.29	No Other Company Representations and Warranties.

Except for the representations and warranties made by the Company in this Article 4 (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with Section 11.5 and the introduction to this Article 4) (but without limiting any representations and warranties in any Ancillary Agreement), neither the Company nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms”, “virtual data rooms”, management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transactions. The Company and its Subsidiaries disclaim any other representations or warranties, whether made by the Company or any of its Subsidiaries or any of their respective Affiliates or Representatives. The Company acknowledges and agrees that, except for the representations and warranties made by Parent in Article 5 (as qualified by the applicable items disclosed in the Parent Disclosure Schedule in accordance with Section 11.5 and the introduction to

Article 5) (but without limiting any representations and warranties in any Ancillary Agreement), neither Parent nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Subsidiaries, or the accuracy or completeness of any information regarding Parent or its Subsidiaries or any other matter furnished or provided to Parent or made available to the Company in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the Transactions. The Company specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that Parent and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Notwithstanding the foregoing, this Section 4.29 shall not limit Parent’s, Merger Sub’s or the Company’s remedies in the case of fraud with respect to the representations and warranties made in this Agreement.

5.	REPRESENTATIONS AND WARRANTIES OF PARENT

Subject to Section 11.5, except (x) as disclosed in any publicly available Parent SEC Document filed at least two (2) Business Days prior to the date of this Agreement (other than any disclosure contained in any part of any Parent SEC Document entitled “Risk Factors” or “Cautionary Note Regarding Forward Looking Statements” or any other disclosures in any Parent SEC Document that are cautionary, predictive or forward-looking in nature) or (y) as set forth in the Parent Disclosure Schedule, Parent represents and warrants to the Company that:

5.1	Corporate Existence and Power.

Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. Each of Parent and Merger Sub has all corporate powers required to own or lease all of its properties or assets and to carry on its business as now conducted. Each of Parent and Merger Sub is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Prior to the date of this Agreement, Parent has made available to the Company true and complete copies of the certificate of incorporation and bylaws of each of Parent and Merger Sub, in each case, as in effect on the date of this Agreement (the “Parent Organizational Documents”). Since the date of its incorporation, Merger Sub has not engaged in any activities other than in connection with or as contemplated by this Agreement.

5.2	Corporate Authorization.

(a)

The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which such Person is a party, and the consummation by Parent and Merger Sub of the Transactions, are within the corporate powers of each of Parent and Merger Sub and, except for the Parent Stockholder Approval (as defined below) and the required approval and adoption of the Merger Agreement by Parent in its capacity as the sole stockholder of Merger Sub, have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub. The affirmative vote of (i) the holders of a majority of the issued and outstanding shares of Parent Common Stock entitled to vote at a duly called and held meeting of Parent’s stockholders at which a quorum is present (in person or represented by proxy) approving the issuance of shares of Parent Common Stock in connection with the Merger (the “Parent Share Issuance”) and (ii) the holders of (a) a majority of the issued and outstanding shares of Parent Common Stock that are entitled to vote, (b) a majority of the issued and outstanding shares of Parent Class A Common Stock, voting as a separate class, and (c) a majority of the issued and outstanding shares of Parent Class B Common Stock, voting as a separate class, approving the Parent Charter Amendment are the only votes of the holders of any of Parent’s capital stock necessary in connection with the consummation of the Merger (collectively, the “Parent Stockholder Approval”). This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and each of the Ancillary Agreements to which Parent or Merger Sub is a party has been (or will be) duly executed and delivered by such Person, and (assuming due authorization, execution and delivery by the other parties hereto and thereto) each constitutes (or will constitute) a valid and binding agreement of such Person enforceable against such Person in accordance with its terms (subject to the Bankruptcy and Equity Exceptions).

(b)

At a meeting duly called and held, the Board of Directors of Parent, acting upon the unanimous recommendation of the Parent Special Committee, unanimously adopted resolutions (i) determining that this Agreement and the Transactions (including the Parent Share Issuance and the Parent Charter Amendment) are fair to and in the best interests of Parent’s stockholders; (ii) approving, adopting and declaring advisable this Agreement and the Transactions (including the Parent Share Issuance and the Parent Charter Amendment); (iii) directing that the Parent Share Issuance and the Parent Charter Amendment be submitted to a vote at a meeting of Parent’s stockholders; and (iv) recommending approval of the Parent Share Issuance and the Parent Charter Amendment by Parent’s stockholders (such recommendation, the “Parent Board Recommendation”). The Board of Directors of Merger Sub has unanimously adopted resolutions (i) determining that this Agreement and the Transactions (including the Merger) are fair to and in the best interests of the sole stockholder of Merger Sub; (ii) approving, adopting and declaring advisable this Agreement and the Transactions (including the Merger); (iii) directing that this Agreement be submitted for approval and adoption by the sole stockholder of Merger Sub; and (iv) recommending approval and adoption of this Agreement (including the Merger) by the sole stockholder of Merger Sub. Except as permitted by Section 7.2, the Board of Directors of neither Parent nor Merger Sub has subsequently rescinded, modified or withdrawn any of the foregoing resolutions.

5.3	Governmental Authorization.

The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which such Person is or is specified to be a party, and the consummation by each of Parent and Merger Sub of the Transactions, require no action by or in respect of, Consents of, or Filings with, any Governmental Authority other than (a) the filing of each of the Certificate of Merger and Parent Charter Amendment with the Delaware Secretary of State, and appropriate documents with the relevant authorities of other states in which Parent or Merger Sub is qualified to do business; (b) compliance with any applicable requirements of the HSR Act; (c) compliance with any applicable requirements of the Securities Act, the Securities Exchange Act and any other applicable U.S. state or federal securities Laws or pursuant to the listing requirements of NASDAQ; (d) the Consents set forth on Section 5.3 of the Parent Disclosure Schedule; and (e) any other actions, Consents or Filings the absence of which has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect (clauses (a) – (e), collectively the “Parent Governmental Authorizations”).

5.4	Non-contravention.

The execution, delivery and performance by each of Parent and Merger Sub of this Agreement and the Ancillary Agreements to which such Person is or is specified to be a party, and the consummation of the Transactions, do not and will not (a) assuming receipt of the Parent Stockholder Approval and approval of Parent in its capacity as sole stockholder of Merger Sub, contravene, conflict with, or result in any violation or breach of any provision of the Parent Organizational Documents; (b) assuming compliance with the matters referred to in Section 5.3 and receipt of the Parent Stockholder Approval and approval of Parent in its capacity as sole stockholder of Merger Sub, contravene, conflict with or result in any violation or breach of any provision of any Applicable Law; (c) assuming compliance with the matters referred to in Section 5.3 and receipt of the Parent Stockholder Approval and approval of Parent in its capacity as sole stockholder of Merger Sub, require any Consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under, any provision of any Contract binding upon Parent or any of its Subsidiaries or any governmental Consents (including Consents required by Contract) affecting, or relating in any way to, Parent or any of its Subsidiaries or any of its or their respective assets or businesses; or (d) result in the creation or imposition of any Lien on any asset of Parent or any of its Subsidiaries, with such exceptions, in the case of each of clauses (b) through (d), as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.5	Capitalization.

(a)

The authorized capital stock of Parent as of the date hereof consists of (x) 400,000,000 shares of Parent Class A Common Stock, (y) 100,000,000 shares of Parent Class B Common Stock and (z) 1,000,000 shares or preferred stock, par value $0.0001 (“Parent Preferred Stock”). As of the Closing Date, following the Parent Charter Amendment, the authorized capital stock of Parent shall consist of 500,000,000 shares of Parent Common Stock and 1,000,000 shares of Parent Preferred Stock. As of February 27, 2020, there were issued and outstanding (i) 110,316,368 shares of Parent Class A Common Stock; (ii) 8,024,419 shares of Parent Class B Common Stock; (iii) no shares of Parent Preferred Stock; (iv) options to purchase shares of Parent Class A Common Stock (“Parent Stock Options”) with respect to an aggregate of 400,642 shares of Parent Class A Common Stock (of which options to purchase an aggregate of 133,546 shares of Parent Common Stock were exercisable and 400,642 were incentive stock options); (v) restricted stock awards with respect to 52,755 shares of Parent Class A Common Stock (“Parent Restricted Stock Awards”); (vi) restricted stock units with respect to an aggregate of 1,065,305 shares of Parent Class A Common Stock (“Parent RSU Awards”); (vii) performance-based restricted stock units with respect to an aggregate of 288,281 shares of Parent Class A Common Stock (“Parent PSU Awards,” together with Parent Stock Options, Parent Restricted Stock Awards, Parent RSU Awards and any other equity or equity-linked awards granted after February 27, 2020, “Parent Equity Awards”), determined assuming maximum performance levels were achieved; (viii) 1,478,666 additional shares of Parent Class A Common Stock were reserved for issuance pursuant to the Parent Stock Plans; (ix) (A) 24,367,867 warrants exercisable for 12,183,933 shares of Parent Class A Common Stock at an exercise price of $11.50 per whole share and (B) 9,999,579 warrants exercisable for 9,999,579 shares of Parent Class A Common Stock at an exercise price of $15.50 per whole share. The shares of Parent Common Stock to be issued as part of the Merger Consideration have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable and the issuance thereof will be free of preemptive right. Except for the shares of common stock of Holdings owned by the Significant Stockholder, as otherwise set forth in this Section 5.5(a) and for changes since February 27, 2020 resulting from (A) the exercise or vesting and settlement of Parent Equity Awards outstanding on such date or (B) the issuance of Parent Equity Awards after such date, in each case as and to the extent permitted by Section 7.1, there are no issued, reserved for issuance or outstanding (i) shares of capital stock or other voting securities of, or other ownership interest in, Parent, (ii) securities of Parent or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, Parent, (iii) warrants, calls, options or other rights to acquire from Parent or any of its Subsidiaries, or other obligations of Parent or any of its Subsidiaries to issue, deliver, sell, repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, or securities convertible into or exchangeable for capital stock or other voting securities of, or other ownership interests in, Parent, or (iv) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of Parent or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, Parent (the items in clauses (i) through (iv) being referred to collectively as the “Parent Securities”). Parent owns all of the issued and outstanding capital stock of Merger Sub.

(b)

All outstanding shares of capital stock of Parent have been, and all shares that may be issued pursuant to any Parent Stock Plan will be, when issued in accordance with the respective terms thereof, duly authorized and validly issued, fully paid and nonassessable and free of preemptive rights. Parent has furnished to the Company a true and complete list of all outstanding Parent Equity Awards as of February 5, 2020, including with respect to each such equity award, the holder, date of grant, vesting schedule, whether subject to performance conditions, number of shares of Parent Common Stock subject to such award (assuming maximum performance levels were achieved, if applicable), and, for Parent Stock Options, the applicable exercise price, expiration date and whether it is an incentive stock option. Five (5) Business Days prior to the Closing Date, Parent shall provide the Company with a revised version of the foregoing list, updated as of such date. No Subsidiary of Parent owns any shares of capital stock of Parent. Neither Parent nor any of its Subsidiaries is a party to any agreement with respect to the voting of any Parent Securities.

(c)

Except for the Holdings Shareholders Agreement and Holdings Exchange Agreement, which shall respectively terminate upon the Significant Stockholder Share Exchange, there are no shareholders agreements, voting trusts, registration rights agreements or other similar agreements or understandings to which Parent or any Subsidiary of Parent is a party with respect to the capital stock or other equity interests of Parent. Except for the Holdings Shareholders Agreement and Holdings Exchange Agreement, which shall respectively terminate upon the Significant Stockholder Share Exchange, none of Parent, Merger Sub or any other Subsidiaries of Parent has granted any preemptive rights, anti-dilutive rights or rights of first refusal, registration rights or similar rights with respect to its shares or shares of capital stock (as applicable) that are in effect.

(d)

The shares of Parent Common Stock owned by the Significant Stockholder and subject to the Voting Agreement represent approximately 48.2% of the issued and outstanding shares of Parent Common Stock as of the date hereof, based on the total number of shares of Parent Common Stock issued and outstanding on the date hereof as set forth in Section 5.5(a) of this Agreement.

(e)

Immediately prior to the Effective Time, each issued and outstanding share of common stock of Holdings owned by the Significant Stockholder shall be exchanged for 1.3261 shares of newly issued Parent Class A Common Stock in accordance with the Holdings Exchange Agreement and that certain Side Letter between the Significant Stockholder and Parent dated as of the date hereof, and such exchange ratio shall not be subject to any amendment or adjustment, irrespective of the occurrence of any Dilution Protection Event (as defined in the Exchange Agreement).

5.6	Subsidiaries.

(a)

Each Subsidiary of Parent is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization and has all corporate or other organizational powers, as applicable, required to carry on its business as now conducted, except for those jurisdictions where failure to be so organized, validly existing and in good standing or to have such power has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Each such Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where such qualification is necessary, except for those jurisdictions where failure to be so qualified has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Section 5.6(a) of the Parent Disclosure Schedule sets forth a true and complete list of each Significant Subsidiary of Parent as of the date of this Agreement, and its jurisdiction of incorporation or organization.

(b)

Except as set forth on Section 5.6(b) of the Parent Disclosure Schedule, all of the outstanding capital stock or other voting securities of, or ownership interests in, each Subsidiary of Parent are owned by Parent, directly or indirectly, free and clear of any Lien. There are no issued, reserved for issuance or outstanding (i) securities of Parent or any of its Subsidiaries convertible into or exchangeable for shares of capital stock or other voting securities of, or other ownership interests in, any Subsidiary of Parent; (ii) warrants, calls, options or other rights to acquire from Parent or any of its Subsidiaries, or other obligations of Parent or any of its Subsidiaries to issue, deliver, sell, repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, or any securities convertible into or exchangeable for any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of Parent; or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights issued by or with the approval of Parent or any of its Subsidiaries that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of Parent. There are no outstanding obligations of Parent or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock or other voting securities of, or other ownership interests in, any Subsidiary of Parent or any securities described in the foregoing clauses (i) through (iii) of this Section 5.6(b). Except for the capital stock or other voting securities of, or other ownership interests in, its Subsidiaries and publicly traded securities held for investment that do not exceed 5% of the outstanding securities of any entity, Parent does not own, directly or indirectly, any capital stock or other voting securities of, or other ownership interests in, any Person.

5.7	Regulatory Reports, SEC Filings and the Sarbanes-Oxley Act.

(a)

Parent and each of its Subsidiaries have timely filed with or furnished all material reports, schedules, forms, statements, registration statements, prospectuses and other documents required to be filed with the SEC under the Securities Act or the Exchange Act since January 1, 2018 (collectively, together with any exhibits and schedules thereto and other information incorporated therein, the “Parent SEC Documents”) with the SEC, and have paid all material fees and assessments due and payable in connection therewith.

(b)

As of its filing date, each Parent SEC Document filed since January 1, 2018 prior to the date of this Agreement complied, and each Parent SEC Document filed subsequent to the date of this Agreement (assuming, in the case of the Joint Proxy Statement/Prospectus, that the representation and warranty set forth in Section 4.9 is true and correct) will comply, in all material respects with the applicable requirements of NASDAQ, the Securities Act, the Securities Exchange Act, the Sarbanes-Oxley Act and any other applicable rules and regulations promulgated by the SEC, as the case may be.

(c)

As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseding filing), each Parent SEC Document filed since January 1, 2018 prior to the date of this Agreement did not, and each Parent SEC Document filed subsequent to the date of this Agreement (assuming, in the case of each of the Registration Statement and the Joint Proxy Statement/Prospectus, that the representation and warranty set forth in Section 4.9 is true and correct) will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC or SEC investigation with respect to any Parent SEC Documents.

(d)

Parent is, and since January 1, 2018 has been, in compliance in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act and (ii) the applicable listing and corporate governance rules and regulations of NASDAQ.

(e)

Parent and its Subsidiaries have established and maintain disclosure controls and procedures (as defined in Rule 13a-15 under the Securities Exchange Act). Such disclosure controls and procedures are designed to ensure that material information relating to Parent, including its consolidated Subsidiaries, is made known to Parent’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Securities Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting Parent’s principal executive officer and principal financial officer to material information required to be included in Parent’s periodic and current reports required under the Securities Exchange Act.

(f)

Parent and its Subsidiaries have established and maintain a system of internal controls. Such internal controls are sufficient to provide reasonable assurance regarding the reliability of Parent’s financial reporting and the preparation of Parent’s financial statements for external purposes in accordance with GAAP. Parent’s principal executive officer and principal financial officer have disclosed, based on their most recent evaluation of such internal controls prior to the date of this Agreement, to Parent’s auditors and the audit committee of the Board of Directors of Parent (i) all significant deficiencies and material weaknesses in the design or operation of internal controls that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls. Parent has made available to the Company prior to the date of this Agreement a true and complete summary of any disclosure of the type described in the preceding sentence made by Parent’s principal executive officer and principal financial officer to Parent’s auditors and audit committee of the Board of Directors of Parent since January 1, 2018.

(g)

The “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act) utilized by Parent are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by Parent in the reports that it files or submits under the Securities Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC and that all such information required to be disclosed is accumulated and communicated to the management of Parent, as appropriate, to allow timely decisions regarding required disclosure and to enable the chief executive officer and chief financial officer of Parent to make the certifications required under the Securities Exchange Act with respect to such reports.

(h)

Since January 1, 2018, each of the principal executive officer and principal financial officer of Parent (or each former principal executive officer and principal financial officer of Parent, as applicable) has made all certifications required by Rule 13a-14 and 15d-14 under the Securities Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act and any related rules and regulations promulgated by the SEC and NASDAQ, and the statements contained in any such certifications are true and complete.

5.8	Financial Statements and Financial Matters.

(a)

The audited consolidated financial statements and unaudited consolidated interim financial statements of Parent included or incorporated by reference in the Parent SEC Documents complied as to form, when filed, in all material respects with the rules and regulations of the SEC with respect thereto, present fairly in all material respects, in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of Parent and its Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject to normal, recurring and immaterial year-end audit adjustments in the case of any unaudited interim financial statements). Such consolidated financial statements have been prepared from, and are in accordance with, the books and records of Parent and its Subsidiaries.

(b)

From January 1, 2018 to the date of this Agreement, Parent has not received written notice from the SEC or any other Governmental Authority indicating that any of its accounting policies or practices are or may be the subject of any review, inquiry, investigation or challenge by the SEC or any other Governmental Authority.

5.9	Disclosure Documents.

The information relating to Parent and its Subsidiaries that is provided by Parent, any of its Subsidiaries or any of their respective Representatives for inclusion or incorporation by reference in the Registration Statement or the Joint Proxy Statement/Prospectus will not (a) in the case of the Registration Statement, at the time the Registration Statement or any amendment or supplement thereto becomes effective and at the time of the Company Stockholder Meeting and the Parent Stockholder Meeting, and (b) in the case of the Joint Proxy Statement/Prospectus, at the time the Joint Proxy Statement/Prospectus or any amendment or supplement thereto is first mailed to the stockholders of the Company and Parent and at the time of the Company Stockholder Meeting and the Parent Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.10	Absence of Certain Changes.

(a)

Since the Parent Balance Sheet Date through the date of this Agreement, (i) the business of Parent and its Subsidiaries has been conducted in all material respects in the ordinary course of business consistent with past practice and (ii) there has not been any event, change, effect, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(b)

Since the Parent Balance Sheet Date through the date of this Agreement, there has not been any action taken by Parent or any of its Subsidiaries that, if taken during the period from the date of this Agreement through the Effective Time without the Company’s consent, would constitute a breach of Section 7.1.

5.11	No Undisclosed Material Liabilities.

There are no liabilities or obligations of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than (a) liabilities or obligations disclosed and provided for in the Parent Balance Sheet or in the notes thereto, (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice since the Parent Balance Sheet Date, (c) liabilities arising in connection with the Transactions and (d) other liabilities or obligations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. There are no off-balance sheet arrangements of any type pursuant to any off-balance sheet arrangement required to be disclosed pursuant to Item 303(a)(4) of Regulation S-K that have not been so described in the Parent SEC Documents.

5.12	Litigation.

There is no Proceeding pending or, to the knowledge of Parent, threatened against or affecting Parent, any of its Subsidiaries, any present or former officers, directors or employees of Parent or any of its Subsidiaries in their respective capacities as such or any of the respective properties of Parent or any of its Subsidiaries, before (or, in the case of threatened Proceedings, that would be before) any Governmental Authority, that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or that in any manner challenges or seeks to prevent, enjoin, alter or materially delay any of the Transactions. There is no Order outstanding or threatened against or affecting Parent, any of its Subsidiaries, any present or former officers, directors or employees of Parent or any of its Subsidiaries in their respective capacities as such or any of the respective properties of any of Parent or any of its Subsidiaries, that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect or that would, or would reasonably be expected to, prevent, enjoin, alter or materially delay any of the Transactions.

5.13	Permits.

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and each of its Subsidiaries hold all governmental Consents necessary for the operation of their respective businesses (the “Parent Permits”). All Parent Permits are in full force and effect, except where the failure to be in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and each of its Subsidiaries are and since January 1, 2018, have been in compliance with the terms of Parent Permits, except for failures to comply that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. There is no Proceeding pending, or, to the knowledge of Parent, threatened that seeks, or, to the knowledge of Parent, any existing condition, situation or set of circumstances that would reasonably be expected to result in, the revocation, cancellation, termination, non-renewal or adverse modification of any Parent Permit except where such revocation, cancellation, termination, non-renewal or adverse modification has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.14	Compliance with Applicable Laws.

(a)

Parent and each of its Subsidiaries are, and since January 1, 2018, have been, in compliance in all material respects with all Applicable Laws and are not in default under or in violation of any Applicable Laws. None of Parent nor any of its Subsidiaries has been debarred, suspended or otherwise made ineligible from doing business with the United States government or any government contractor.

(b)

Neither Parent nor any of its Subsidiaries is a party to any agreement or settlement with any Governmental Authority with respect to any actual or alleged violation of any Applicable Law, except for agreements and settlements that are not material to Parent and its Subsidiaries.

(c)	Except as set forth in Section 5.14(c) of the Parent Disclosure Schedules, to the knowledge of Parent:

(i)

Parent, each of its Subsidiaries, and each of their respective directors, officers, employees, and agents, representatives, sales intermediaries and any other Third Party acting on their behalf, has, since January 1, 2018, complied with and is in compliance with the FCPA and all other applicable Anti-Bribery Legislation;

(ii)

neither Parent nor any of its Subsidiaries, nor any of their respective directors, officers or employees is, or since January 1, 2018 has been, subject to any actual, pending or threatened civil, criminal or administrative actions, suits, demands, claims, hearings, notices of violation, investigations, Proceedings, demand letters, settlements or enforcement actions, or made any voluntary disclosures to any Governmental Entity, involving Parent or any of its Subsidiaries, in any way relating to the FCPA or any other applicable Anti-Bribery Legislation;

(iii)

neither Parent nor any of its Subsidiaries, nor any of their respective directors, officers, employees, or any of its agents, representatives, sales intermediaries or any other Third Party acting on their behalf is a Sanctioned Person;

(iv)

neither Parent nor any of its Subsidiaries, nor any of their respective directors, officers, employees, nor agents, representatives, sales intermediaries or any other Third Party acting on their behalf, has, since January 1, 2018, or is currently, engaged in any dealings, transactions, activity or conduct with, involving or for the benefit of, any Sanctioned Person in violation of applicable Sanctions; and

(v)	no officer, director or employee of Parent or any of its Subsidiaries is a Government Official.

(d)

Parent and its Subsidiaries and Affiliates have in place policies, procedures and controls that are reasonably designed to promote compliance with the FCPA and any other applicable Anti-Bribery Legislation.

5.15	Material Contracts.

(a)

Section 5.15 of the Parent Disclosure Schedule sets forth a list as of the date of this Agreement of each of the following Contracts to which Parent or any of its Subsidiaries is a party or by which it is bound (each such Contract listed or required to be so listed, and each of the following Contracts to which Parent or any of its Subsidiaries becomes a party or by which it becomes bound after the date of this Agreement, a “Parent Material Contract”):

(i)	any Contract that is a “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K;

(ii)

any Contract that (A) limits or purports to limit, in any material respect, the freedom of Parent or any of its Subsidiaries to engage or compete in any line of business or with any Person or in any area or that would so limit or purport to limit, in any material respect, the freedom of the Surviving Corporation, Parent or any of their respective Affiliates after the Effective Time, (B) contains any material exclusivity or “most favored nation” obligations or restrictions or similar provisions that are binding on Parent or any of its Subsidiaries (or, after the Effective Time, that would be binding on the Surviving Corporation or any of its Affiliates) or (C) otherwise limits or restricts, in any material respect, Parent or any of its Subsidiaries (or, after the Effective Time, the Surviving Corporation or any of its Affiliates) from hiring or soliciting any Person for employment;

(iii)

promissory notes, loan agreements, indentures, evidences of Indebtedness or other instruments providing for or relating to the lending of money, including any sale and leaseback transactions, capitalized leases and other similar financing arrangements or that provides for the guarantee, support, indemnification, assumption or endorsement by Parent or any of its Subsidiaries of, or any similar commitment by Parent or any of its Subsidiaries with respect to the obligations, liabilities or Indebtedness of any other Person, in each case in a principal amount in excess of $1,000,000, which shall include, for the avoidance of doubt, the Parent Notes;

(iv)	any Contract restricting the payment of dividends or the making of distributions to stockholders of Parent or the repurchase of stock or other equity of Parent;

(v)	any Contract that would require the disposition of any material assets or line of business of Parent or its Subsidiaries as a result of the consummation of the Merger;

(vi)	any material joint venture, profit-sharing, partnership, strategic alliance, collaboration or other similar agreements;

(vii)

any Contract pursuant to which Parent or any of its Subsidiaries receives from any Third Party a license or similar right to any Intellectual Property that is material to Parent or any of its Subsidiaries, other than licenses with respect to non-customized Software that is generally available and licensed pursuant to standard commercial terms;

(viii)

any Contract pursuant to which the Parent or any of its Subsidiaries grants to any Third Party a license or similar right to any Intellectual Property that is material to Parent or any of its Subsidiaries, other than non-exclusive licenses granted in the ordinary course of business;

(ix)

Contracts with (A) the top ten (10) customers of Parent based on revenues for the year ending December 31, 2019 and (B) the top ten (10) vendors of Parent based on costs for the year ending December 31, 2019;

(x)	any Related Party Contract;

(xi)

any Contract involving the settlement of any action or threatened action (or series of related actions) that will (A) involve payments after the date hereof in excess of $100,000 or (B) impose material monitoring or reporting obligations outside the ordinary course of business consistent with past practice;

(xii)	any Contract that is a lease of real property to which Parent or any of its Subsidiaries is a party, as lessee and which provides for annual lease payments in excess of $500,000;

(xiii)	any Collective Bargaining Agreement;

(xiv)

any Contract that grants any right of first refusal, right of first offer or similar right with respect to any material assets, rights or properties of Parent or any of its Subsidiaries (other than any such Contracts that are terminable by Parent or any of its Subsidiaries on ninety (90) days or less notice without any required material payment or other material conditions, other than the condition of notice); and

(xv)

any Contract that relates to the acquisition or disposition of any Person, business or asset (other than any Contract or arrangement that provides solely for the acquisition of equipment or products in the ordinary course of business) and under which Parent or its Subsidiaries have a material continuing indemnification obligation, including a material “earn-out” or similar contingent payment obligations.

(b)

All of the Parent Material Contracts are, subject to the Bankruptcy and Equity Exceptions, valid and binding obligations of Parent or a Subsidiary of Parent (as the case may be) and, to the knowledge of Parent, each of the other parties thereto, and in full force and effect and enforceable in accordance with their respective terms against Parent or its Subsidiaries (as the case may be) and, to the knowledge of Parent, each of the other parties thereto (except for such Parent Material Contracts that are terminated after the date of this Agreement in accordance with their respective terms; provided that if such termination is at the option of Parent or any of its Subsidiaries, such termination must be in the ordinary course of business), except where the failure to be valid and binding obligations and in full force and effect and enforceable has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent, no Person is seeking to terminate or challenge the validity or enforceability of any Parent Material Contract, except such terminations or challenges that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Neither Parent nor any of its Subsidiaries, nor to the knowledge of Parent, any of the other parties thereto has violated any provision of, or committed or failed to perform any act that (with or without notice, lapse of time or both) would constitute a default under any provision of, and neither Parent nor any of its Subsidiaries has received written notice that it has violated or defaulted under, any Parent Material Contract, except for those violations and defaults (or potential defaults) that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

5.16	Taxes.

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

(a)

All Tax Returns required by Applicable Law to be filed with any Taxing Authority by, or on behalf of, Parent or any of its Subsidiaries have been filed when due (giving effect to all extensions) in accordance with all Applicable Law, and all such Tax Returns are true, correct and complete.

(b)

Parent and each of its Subsidiaries has paid (or has had paid on its behalf) or has withheld and remitted to the appropriate Taxing Authority all Taxes due and payable, or (i) where payment is not yet due, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate accrual or (ii) where payment is being contested in good faith pursuant to appropriate procedures, has established (or has had established on its behalf and for its sole benefit and recourse) in accordance with GAAP an adequate reserve, in each case for all Taxes through the end of the last period for which Parent and its Subsidiaries ordinarily record items on their respective books and records.

(c)

All federal income Tax Returns of the affiliated group of which Parent is the common parent through the Tax year ended December 31, 2015 have been examined and closed or are Tax Returns with respect to which the applicable period for assessment under Applicable Law, after giving effect to extensions or waivers, has expired.

(d)	There is no Proceeding (including an audit) pending or, to the knowledge of Parent, threatened in writing against or with respect to Parent or its Subsidiaries in respect of any Tax or Tax asset.

(e)	There are no requests for rulings or determinations in respect of any Tax or Tax asset pending between Parent or any of its Subsidiaries and any Taxing Authority.

(f)

During the two (2)-year period ending on the date of this Agreement, Parent was not a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.

(g)	There are no Liens for Taxes (other than Permitted Liens) upon any of the assets of Parent or any of its Subsidiaries.

(h)

No claim has been made in writing by any Taxing Authority in a jurisdiction where Parent and/or Parent’s Subsidiaries do not file Tax Returns that Parent or any of its Subsidiaries is or may be subject to taxation by, or required to file any Tax Return in, that jurisdiction.

(i)

Neither Parent nor any of its Subsidiaries (i) has been a member of an affiliated, consolidated, combined or unitary group other than one of which Parent or any of its Subsidiaries was the common parent, (ii) is party to any Tax Sharing Agreement (other than any such agreement solely between Parent and its Subsidiaries), or (iii) has any liability for the Taxes of any Person (other than Parent or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) or any Tax Sharing Agreement or as a transferee or successor.

(j)

Neither Parent nor any of its Subsidiaries has taken or agreed to take any action or has knowledge of any fact or circumstance that could reasonably be expected to prevent (1) the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or (2) the delivery of the tax opinions referenced in Section 9.2(f) and Section 9.3(g).

5.17	Employees and Employee Benefit Plans.

(a)

Section 5.17 of the Parent Disclosure Schedule sets forth a true and complete list as of the date of this Agreement of each material Parent Employee Plan, and specifies whether each such Parent Employee Plan is a Parent U.S. Plan or a Parent International Plan. For each material Parent Employee Plan and each Parent Employee Plan that is subject to ERISA, Parent has made available to the Company a copy of such plan (or a description, if such plan is not written) and all amendments thereto, together with a copy of (if applicable) (i) each trust, insurance or other funding arrangement; (ii) each summary plan description and summary of material modifications; (iii) the most recently filed IRS Forms 5500; (iv) the most recent favorable determination or opinion letter from the IRS; (v) the most recently prepared actuarial reports and financial statements in connection with each such Parent Employee Plan; (vi) all material documents and correspondence relating thereto received from or provided to the Department of Labor, the PBGC, the IRS or any other Governmental Authority during the past year; and (vii) all current employee handbooks, manuals and policies.

(b)

Neither Parent nor any of its ERISA Affiliates (nor any predecessor of any such entity) sponsors, maintains, administers or contributes to (or has any obligation to contribute to), or has since January 1, 2013, sponsored, maintained, administered or contributed to (or had any obligation to contribute to), any plan subject to Title IV of ERISA, including any multiemployer plan, as defined in Section 3(37) of ERISA.

(c)

Each Parent Employee Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS or has applied to the IRS for such a letter within the applicable remedial amendment period or such period has not expired and, to the knowledge of Parent, no circumstances exist that would reasonably be expected to result in any such letter being revoked or not being reissued or a penalty under the IRS Closing Agreement Program if discovered during an IRS audit or investigation. Each trust created under any such Parent Employee Plan is exempt from Tax under Section 501(a) of the Code and has been so exempt since its creation.

(d)

Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, since January 1, 2018, each Parent Employee Plan has been maintained in compliance with its terms and all Applicable Law, including ERISA and the Code. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, no Proceeding (other than routine claims for benefits) is pending against or involves or, to the knowledge of Parent, is threatened against or reasonably expected to involve, any Parent Employee Plan before any court or any Governmental Authority, including the IRS, the Department of Labor or the PBGC. To the knowledge of Parent, since January 1, 2018, no events have occurred with respect to any Parent Employee Plan that would reasonably be expected to result in the assessment of any excise taxes or penalties against Parent or any of its Subsidiaries, except for events that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

(e)

With respect to each current or former Parent Service Provider, the consummation of the Transactions will not, either alone or together with any other event: (i) entitle any such individual to any payment or benefit, including any bonus, retention, severance, retirement or job security payment or benefit; (ii) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, or increase the amount payable or trigger any other obligation under, any Parent Employee Plan; or (iii) limit or restrict the right of Parent or any of its Subsidiaries or, after the Closing, the Surviving Corporation to merge, amend or terminate any Parent Employee Plan.

(f)

Neither Parent nor any of its Subsidiaries has any current or projected liability for, and no Parent Employee Plan provides or promises, any post-employment or post-retirement medical, dental, disability, hospitalization, life or similar benefits (whether insured or self-insured) to any current or former Parent Service Provider (other than coverage mandated by Applicable Law).

(g)

There has been no amendment to, written interpretation of or announcement (whether or not written) by Parent or any of its Affiliates relating to, or making a change in employee participation or coverage under, any Parent Employee Plan that would materially increase the expense of maintaining such plan above the level of expense incurred in respect thereof for the fiscal year ended on the Parent Balance Sheet Date, except as required in order to comply with Applicable Law.

(h)

Without limiting the generality of Section 5.17(f), no amount paid or payable (whether in cash, in property, or in the form of benefits) by Parent or any of its Subsidiaries in connection with the Transactions (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an “excess parachute payment” within the meaning of Section 280G of the Code. Neither Parent nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any current or former Parent Service Provider for any Tax incurred by such individual, including under Sections 409A, 457A or 4999 of the Code.

(i)

Each Parent Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Sections 409A or 457A of the Code has been timely amended (if applicable) to comply and has been operated in compliance with, and Parent and its Subsidiaries have complied in practice and operation with, all applicable requirements of Sections 409A and 457A of the Code in all material respects.

(j)

With respect to any Parent Employee Plan covered by Subtitle B, Part 4 of Title I of ERISA or Section 4975 of the Code, no non-exempt prohibited transaction has occurred that has caused or would reasonably be expected to cause Parent or any of its Subsidiaries to incur any material liability under ERISA or the Code.

(k)

Each Parent International Plan (i) has been maintained in compliance with its terms and Applicable Law, except for failures that have not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, (ii) if intended to qualify for special tax treatment, meets all the requirements for such treatment, and (iii) if required, to any extent, to be funded, book-reserved or secured by an insurance policy, is fully funded, book-reserved or secured by an insurance policy, as applicable, based on reasonable actuarial assumptions in accordance with applicable accounting principles.

5.18	Labor Matters.

(a)

Except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, Parent and its Subsidiaries are, and since January 1, 2018 have been, in compliance with all Applicable Laws relating to labor and employment, including those relating to labor management relations, wages, hours, overtime, employee classification, discrimination, sexual harassment, sexual misconduct, civil rights, affirmative action, work authorization, immigration, safety and health, information privacy and security, workers compensation, continuation coverage under group health plans, wage payment and the payment and withholding of Taxes.

(b)

Since January 1, 2018, (i) no allegations of sexual harassment or other sexual misconduct have been made against any officer of Parent or its Subsidiaries who manages or supervises or, at any time, managed or supervised two (2) or more employees, and (ii) there are no Proceedings pending or, to the knowledge of Parent, threatened related to any allegations of sexual harassment or other sexual misconduct by any officer of Parent or its Subsidiaries. Since January 1, 2018, neither Parent nor any of its Affiliates have entered into any settlement agreements related to allegations of sexual harassment or other sexual misconduct by any officer of Parent or its Subsidiaries who manages or supervises or, at any time, managed or supervised two (2) or more employees.

(c)

Except as otherwise set forth on Section 5.15(a)(xiii) of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries is, or since January 1, 2018 has been, a party to or subject to, or is currently negotiating in connection with entering into, any Collective Bargaining Agreement, and there have not been any, and to the knowledge of Parent there are no threatened, organizational campaigns, card solicitations, petition or other unionization activity seeking recognition of a collective bargaining unit relating to any Parent Service Provider. Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there are no unfair labor practice complaints pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries before the National Labor Relations Board or any other Governmental Authority or any current union representation questions involving any Parent Service Provider with respect to Parent or its Subsidiaries. There is no labor strike, slowdown, stoppage, picketing, interruption of work or lockout pending or, to the knowledge of Parent, threatened against or affecting Parent or any of its Subsidiaries. The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for Parent to enter into this Agreement or to consummate any of the Transactions.

(d)

Parent and each of its Subsidiaries is, and has been since January 1, 2018, in material compliance with WARN and has no material liabilities or other obligations thereunder. Neither Parent nor any of its Subsidiaries has taken any action that would reasonably be expected to cause the Surviving Corporation or any of its Affiliates or the Surviving Corporation or its Affiliates to have any material liability or other obligation following the Closing Date under WARN.

5.19	Intellectual Property and Information Technology.

(a)

Section 5.19(a) of the Parent Disclosure Schedule sets forth all patents, registered trademarks, registered copyrights, Internet domain name registrations and pending applications for any patents, trademarks and copyrights owned by Parent or any of its Subsidiaries (“Registered Parent IP”). The Registered Parent IP is subsisting and, excluding any pending applications contained therein, to the knowledge of Parent, is valid and enforceable. Parent and its Subsidiaries have taken commercially reasonable steps to maintain the confidentiality of all Trade Secrets material to their respective businesses.

(b)

Parent or its Subsidiaries solely own, free and clear of all Liens (other than Permitted Liens), or have the rights to use, all Parent Owned IP and Parent IT Systems material to the conduct of their respective businesses as currently conducted. The foregoing representation and warranty is not intended to be a representation or warranty regarding the absence of infringement, misappropriation or other violation of Intellectual Property, which is addressed in Section 5.19(e) below.

(c)

(i) There are no pending or, to the knowledge of Parent, threatened written claims against Parent or any of its Subsidiaries alleging any infringement, misappropriation or other violation of the Intellectual Property of any Person by Parent or any of its Subsidiaries, and, to the knowledge of Parent, the operations of the businesses (including the products and services) of Parent and its Subsidiaries do not infringe, misappropriate or otherwise violate the Intellectual Property of any Person; and (ii) there are no pending or threatened written claims by Parent or any of its Subsidiaries alleging any infringement, misappropriation or other violation by any Person of any material Parent Owned IP and to the knowledge of Parent, no Third Party has since January 1, 2018, infringed, misappropriated or otherwise violated any material Parent Owned IP.

(d)

To the knowledge of Parent, since January 1, 2018, the Parent IT Systems have not suffered any material security breach or failure (including any malfunction, cyber attacks or other material disruption or impairment). Parent and each of its Subsidiaries have taken commercially reasonable actions, consistent with industry standards, to monitor and protect the confidentiality, integrity, availability, operation and security of the Parent IT Systems, including implementing and maintaining appropriate backup, business continuity and disaster recovery policies, procedures and facilities, and Software support arrangements.

(e)

Parent and each of its Subsidiaries is in material compliance with (i) all of its binding policies relating to privacy, data protection or the collection, use, storage, processing, transfer or disclosure of Personal Information; (ii) all Applicable Laws relating to privacy, data breach notification, or the protection, security, use, destruction or transfer of Personal Information; and (iii) all applicable payment card industry data security standards. There are no pending or, to the knowledge of Parent, threatened written claims against Parent or any of its Subsidiaries by any Person or Governmental Entity alleging a material violation of any of the foregoing and to the knowledge of Parent, there are no facts, circumstances or conditions that would reasonably be expected to form the basis for any such claim.

5.20	Environmental Matters.

Parent has made available all material non-privileged audits, investigations and sampling or similar reports with respect to Parent and its Subsidiaries that are in its possession or control relating to Environmental Laws or the Release of, or exposure to, Hazardous Substances. Except (x) as set forth in Section 5.20 of the Parent Disclosure Schedule or (y) as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

(a)	Parent and each of its Subsidiaries is, and has been since January 1, 2018, in compliance with all Environmental Laws;

(b)

Parent and each of its Subsidiaries possesses and is, and has been since January 1, 2018, in compliance with all applicable Environmental Permits and all such Environmental Permits are valid and in good standing;

(c)	there are no Environmental Claims pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries or their respective properties or operations;

(d)

there has been no Release or threatened Release of any Hazardous Substance at, on, under, to, in or from any real property currently owned, leased or operated by Parent or any of its Subsidiaries, or, to the knowledge of Parent, any real property formerly owned, leased or operated by, or any property or facility to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, Parent or any of its Subsidiaries; and

(e)

neither Parent nor any of its Subsidiaries has (i) treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, Released or (ii) to the knowledge of Parent, exposed any Person to, or designed, manufactured, sold, marketed, installed, repaired, or distributed products containing any Hazardous Substances, in the case of each of clauses (i) and (ii), in a manner or fashion that would reasonably be expected to result in an Environmental Claim or Environmental Liability related to Parent or any of its Subsidiaries.

5.21	Insurance.

Parent has made available to the Company, prior to the date of this Agreement, a list and summaries of all material insurance policies and fidelity bonds for which Parent or any of its Subsidiaries is a policyholder or that covers the business, operations, employees, officers, directors or assets of Parent or any of its Subsidiaries (the “Parent Insurance Policies”). Parent and its Subsidiaries maintain insurance coverage with reputable insurers in such amounts and covering such risks as Parent reasonably believes, based on past experience, is adequate for the businesses and operations of Parent and its Subsidiaries (taking into account the cost and availability of such insurance). Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, the Parent Insurance Policies (i) are sufficient for compliance by Parent and its Subsidiaries with all Parent Material Contracts and (ii) will not terminate or lapse by their terms by reason of the consummation of the Transactions. Section 5.21 of the Parent Disclosure Schedule sets forth the amount per annum Parent paid in its last full fiscal year ending prior to the date of this Agreement for Parent’s existing directors’ and officers’ insurance policies.

5.22	Properties.

Schedule 5.22 sets forth the address of each real property owned by Parent or any of its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, (a) Parent and each of its Subsidiaries has good, valid and marketable fee simple title to, or valid leasehold interests in, as the case may be, each parcel of real property of Parent or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens and (b) each lease, sublease or license under which Parent or any of its Subsidiaries leases, subleases or licenses any real property is a valid and binding agreement of Parent or of its Subsidiaries, as the case may be, and is in full force and effect, and neither Parent nor any of its Subsidiaries nor, to the knowledge of Parent, any other party thereto is in default or breach under the terms of any such lease, sublease or license.

5.23	Transactions with Affiliates.

To the knowledge of Parent, since January 1, 2018, there have been no transactions, or series of related transactions, agreements, arrangements or understandings in effect, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, that would be required to be disclosed under Item 404 of Regulation S-K that have not been otherwise disclosed in the Parent SEC Documents filed prior to the date hereof.

5.24	Antitakeover Statutes.

Assuming the accuracy of the representations set forth in Section 4.27, neither the restrictions on business combinations set forth in Section 203 of the DGCL nor any other “control share acquisition,” “fair price,” “moratorium” or other antitakeover Laws enacted under U.S. state or federal Laws apply to this Agreement, any Ancillary Agreement or any of the Transactions.

5.25	Opinion of Financial Advisor.

Parent has received the written opinion of Morgan Stanley & Co. LLC, financial advisor to Parent, and the Parent Special Committee has received the written opinion of Stifel Financial Corp., financial advisor to the Parent Special Committee, in each case, to the effect that, as of the date of such opinion and subject to the assumptions, qualifications, limitations and other matters considered in connection with the preparation of such opinion, the Exchange Ratio is fair, from a financial point of view, to Parent.

5.26	Finders’ Fees.

Except for Morgan Stanley & Co. LLC, Stifel Financial Corp., Rothschild & Co. Inc., J.P. Morgan Securities LLC, BofA Securities, Inc. and Deutsche Bank Securities Inc., copies of whose engagement agreements have been provided to the Company prior to the date of this Agreement, there is no investment banker, broker, finder or other intermediary that has been retained by or is authorized to act on behalf of Parent or any of its Subsidiaries who might be entitled to any fee or commission from Parent or any of its Subsidiaries in connection with the Transactions.

5.27	No Ownership of Company Common Stock.

Neither Parent nor any of its Subsidiaries (a) beneficially owns, directly or indirectly, any shares of Company Common Stock or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock or (b) has any rights to acquire any shares of Company Common Stock. There are no voting trusts or other agreements or understandings to which Parent or any of its Subsidiaries is a party with respect to the voting of the capital stock or other equity interest of the Company or any of its Subsidiaries. None of Parent nor any of its Subsidiaries is an “interested stockholder” of the Company (with the meaning of each foregoing word in quotation marks as defined in Section 203 of the DGCL).

5.28	Financing.

Concurrently with the execution of this Agreement, Parent has obtained and delivered to the Company a true, complete and fully executed debt commitment letter, dated as of the date hereof (such letter, together with all annexes and exhibits attached thereto and the executed fee letter, dated as of the date hereof, as amended, modified, waived, supplemented, extended or replaced in accordance with the terms therein and herein, collectively, the “Commitment Letter”), pursuant to which the Financing Sources have committed, subject solely to the terms and conditions expressly set forth in the Commitment Letter, to lend to the Subsidiaries of Parent named therein (the “Borrowers”) the amounts set forth therein for, among other things, the purposes of the Financing. As of the date hereof, the Commitment Letter, in the form so delivered, is in full force and effect in accordance with the terms thereof and is the legal, valid and binding obligation of Parent and, to the knowledge of Parent, the other parties thereto, subject to the

Bankruptcy and Equity Exceptions. As of the date of this Agreement, to the knowledge of Parent, no such commitment provided for in the Commitment Letter has been withdrawn, terminated, repudiated, rescinded, amended, supplemented or modified, in any respect, and no such withdrawal, termination, repudiation, rescission, amendment, supplement or modification is contemplated other than as set forth in the Commitment Letter with respect to the Parent’s ability to add additional arrangers thereunder. Neither Parent, nor, to the knowledge of Parent, any other counterparty thereto has committed any material breach of any of its covenants or other obligations set forth in, or is in default under, the Commitment Letter, and, as of the date of this Agreement, to the knowledge of Parent, no event has occurred or circumstance exists that, with or without notice, lapse of time or both, would or would reasonably be expected to (a) constitute or result in a material breach or default on the part of any Person under the Commitment Letter, (b) constitute or result in a failure to satisfy any of the terms or conditions set forth in the Commitment Letter, (c) make any of the assumptions or any of the statements set forth in the Commitment Letter inaccurate in any material respect or (d) otherwise result in any portion of the Financing not being available. As of the date of this Agreement, assuming satisfaction or waiver of the conditions set forth in Section 9.1 and Section 9.2 and the compliance in all material respects by the Company with Section 8.4, Parent has no reason to believe (both before and after giving effect to any “flex” provisions contained in the Commitment Letter) that Parent will be unable to satisfy, on a timely basis, any term or condition to be satisfied by it contained in the Commitment Letter or that the full amounts committed pursuant to the Commitment Letter will not be available as of the Closing if the terms or conditions to be satisfied by them contained in the Commitment Letter are satisfied. There are no conditions precedent (directly or indirectly) or other conditions related to the Financing and the funding thereof other than the terms thereof expressly set forth in the Commitment Letter. Other than the Commitment Letter and the fee letter contemplated therein, there are no other contracts or written agreements (or other arrangements or agreements that are material) entered into by the Parent or any Affiliate thereof that are materially related to the funding of the Financing (except for (i) customary engagement letters, true and correct copies of which have been provided to the Company and (ii) customary non-disclosure agreements which do not impact the conditionality of the Financing).

5.29	No Other Parent Representations and Warranties.

Except for the representations and warranties made by Parent in this Article 5 (as qualified by the applicable items disclosed in the Parent Disclosure Schedule in accordance with Section 11.5 and the introduction to this Article 5) (but without limiting any representations and warranties in any Ancillary Agreement), neither Parent nor any other Person makes or has made any representation or warranty, expressed or implied, at law or in equity, with respect to or on behalf of Parent or its Subsidiaries, or the accuracy or completeness of any information regarding Parent or its Subsidiaries or any other matter furnished or provided to the Company or made available to the Company in any “data rooms”, “virtual data rooms”, management presentations or in any other form in expectation of, or in connection with, this Agreement or the Transactions. Parent and its Subsidiaries disclaim any other representations or warranties, whether made by Parent or any of its Subsidiaries or any of their respective Affiliates or Representatives. Parent acknowledges and agrees that, except for the representations and warranties made by the Company in Article 4 (as qualified by the applicable items disclosed in the Company Disclosure Schedule in accordance with Section 11.5 and the introduction to Article 4) (but without limiting any representations and warranties in any Ancillary Agreement), neither the Company nor any other Person is making or has made any representations or warranty, expressed or implied, at law or in equity, with respect to or on behalf of the Company or its Subsidiaries, or the accuracy or completeness of any information regarding the Company or its Subsidiaries or any other matter furnished or provided to Parent or made available to Parent in any “data rooms,” “virtual data rooms,” management presentations or in any other form in expectation of, or in connection with, this Agreement, or the Transactions. Parent specifically disclaims that it is relying upon or has relied upon any such other representations or warranties that may have been made by any Person, and acknowledges and agrees that the Company and its Affiliates have specifically disclaimed and do hereby specifically disclaim any such other representations and warranties. Notwithstanding the foregoing, this Section 5.29 shall not limit Parent’s, Merger Sub’s or the Company’s remedies in the case of fraud with respect to the representations and warranties made in this Agreement.

6.	COVENANTS OF THE COMPANY

The Company agrees that:

6.1	Conduct of the Company.

From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 6.1 of the Company Disclosure Schedule or (z) as otherwise required or expressly permitted by this Agreement, unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and in compliance in all material respects with all Applicable Laws and use its and their commercially reasonable efforts to (i) preserve intact its business organization and relationships with customers, suppliers, licensors, licensees, Governmental Authorities with jurisdiction over the Company’s operations and other Third Parties having material business relationships with the Company and its Subsidiaries; (ii) keep available the services of the present directors, officers and employees of the Company or its Subsidiaries; and (iii) maintain in effect all material Company Permits; provided that neither the Company nor any of its Subsidiaries shall take any action to comply with the foregoing that would breach any of Sections 6.1(a) through 6.1(s). Without limiting the generality of the foregoing, except (A) as required by Applicable Law, (B) as set forth in Section 6.1 of the Company Disclosure Schedule or (C) as otherwise required or expressly permitted by this Agreement, without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause each of its Subsidiaries not to:

(a)

adopt or propose any change to its certificate of incorporation, bylaws or other organizational documents (whether by merger, consolidation or otherwise) (including the Company Organizational Documents);

(b)

(i) merge or consolidate with any other Person; (ii) acquire (including by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, securities or property, other than (A) acquisitions in the ordinary course of business consistent with past practice in an amount not to exceed $10 million individually or $50 million in the aggregate for all such acquisitions; provided that no transaction otherwise permitted under this clause (A) shall be permitted if it, individually or in the aggregate, would, or would reasonably be expected to, prevent, enjoin, alter or materially delay the Transactions, or (B) transactions (1) solely among the Company and one or more of its wholly owned Subsidiaries or (2) solely among the Company’s wholly owned Subsidiaries; or (iii) adopt or publicly propose a plan of complete or partial liquidation, dissolution, recapitalization or restructuring, or resolutions providing for or authorizing such a liquidation, dissolution, recapitalization or restructuring;

(c)

(i) split, combine or reclassify any shares of its capital stock (other than transactions (A) solely among the Company and one or more of its wholly owned Subsidiaries or (B) solely among the Company’s wholly owned Subsidiaries); (ii) amend any term or alter any rights of any of its outstanding equity securities; (iii) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any shares of its capital stock or other securities, other than (A) in the case of the Company, regular cash dividends in the ordinary course of business consistent with past practice (including with respect to record and payment dates) in an amount not to exceed $0.303 per share of Company Common Stock per quarter (appropriately adjusted to reflect any stock dividends, subdivisions, splits, combinations or other similar events relating to Company Common Stock), or (B) dividends or distributions by a Subsidiary of the Company to the Company or a wholly owned Subsidiary of the Company; or (iv) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any securities of the Company or any Subsidiary of the Company or any rights, warrants or options to acquire any such shares or other securities, other than repurchases of shares of Company Common Stock in connection with the exercise of Company Stock Options or the vesting or settlement of Company Restricted Stock Awards, in each case outstanding as of the date of this Agreement in accordance with the present terms of the Company Stock Plans and applicable award agreements of such Company Stock Options and Company Restricted Stock Awards;

(d)

(i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants, options to acquire or other derivative instruments with respect to, any such capital stock or any such convertible securities, other than the issuance of any shares of Company Common Stock upon the exercise of Company Stock Options or the vesting or settlement of shares of Company Restricted Stock Awards that are outstanding on the date of this Agreement in accordance with the present terms of the Company Stock Plans and applicable award agreements of such Company Stock Options and Company Restricted Stock Awards or (ii) enter into any agreement with respect to the voting of any of its capital stock;

(e)

authorize, make or incur any capital expenditures or obligations or liabilities in connection therewith, other than (i) as set forth in Section 6.1(e) of the Company Disclosure Schedule and (ii) any other capital expenditures not to exceed $150,000,000 in the aggregate;

(f)

transfer, sell, lease or otherwise dispose of any Subsidiary or any division thereof or of the Company or any assets, securities or property, other than (i) transfers, sales, leases or other dispositions in the ordinary course of business consistent with past practice in an amount not to exceed $25 million in the aggregate for all such dispositions; or (ii) transactions (A) solely among the Company and one or more of its wholly owned Subsidiaries or (B) solely among the Company’s wholly owned Subsidiaries;

(g)

sell, assign, transfer or otherwise dispose of, license or sublicense (other than pursuant to non-exclusive licenses or sublicenses granted to Third Parties in the ordinary course of business consistent with past practice), abandon, allow to lapse, or otherwise fail to take any action necessary to maintain any material Company Owned IP;

(h)

(i) make any material loans, advances or capital contributions to any other Person, other than loans, advances or capital contributions (A) by the Company to one or more of its wholly owned Subsidiaries or (B) by any Subsidiary of the Company to the Company or any wholly owned Subsidiary of the Company or (ii) incur, assume, guarantee, repay or repurchase any Indebtedness other than (x) pursuant to the Financing or (y) the incurrence and/or repayment of loans (or issuance or terminations of letters of credit or similar instruments) pursuant to the

Company Credit Agreement (A) in the ordinary course of business consistent with past practice and/or (B) in connection with the consummation of acquisitions or investments otherwise permitted hereunder, but in an amount not to exceed $50,000,000 in the aggregate for all such incurrences pursuant to this clause (B).

(i)	create or incur any Lien (except for a Permitted Lien) on any material asset (including any Company Owned IP);

(j)

(i) enter into any Company Material Contract (including by amendment of any Contract that is not a Company Material Contract such that such Contract becomes a Company Material Contract), other than in the ordinary course of business consistent with past practice; (ii) terminate, renew, extend or amend in any material respect any Company Material Contract or waive any material right thereunder, other than in the ordinary course of business consistent with past practice; or (iii) enter into, terminate, renew, extend or amend or waive any right under any Related Party Contract;

(k)	terminate, suspend, abrogate, amend or modify any material Company Permit in a manner material and adverse to the Company and its Subsidiaries, taken as a whole;

(l)

except as required by (x) Applicable Law or (y) the terms of any Company Employee Plan as in effect as of the date hereof, (i) grant any change in control, retention, severance or termination pay to (or amend any existing arrangement with) any of the current or former Company Service Providers; (ii) enter into any employment, offer letter, term sheet, deferred compensation, consulting, bonus, change in control, severance or other similar agreement (or any amendment to any such existing agreement) with any of the current or former Company Service Providers; (iii) establish, adopt, amend or enter into any Company Employee Plan or Collective Bargaining Agreement; (iv) grant or amend any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Company Service Provider; or (v) increase the compensation, bonus or other benefits payable to any current or former Company Service Provider (other than increases in base compensation of not more than 4% in the aggregate to management or high-level employees and in each case in the ordinary course of business consistent with past practice);

(m)

make any material change in any method of accounting or accounting principles or practice, except for any such change required by GAAP or Regulation S-X under the Securities Exchange Act (“Regulation S-X”), as approved by its independent public accountants;

(n)

(i) make or change any material Tax election, (ii) change any annual Tax accounting period, (iii) adopt or change any material method of Tax accounting, (iv) enter into any material closing agreement with respect to Taxes or (v) settle or surrender any material Tax claim, audit or assessment;

(o)

except as set forth in Section 6.1(o) of the Company Disclosure Schedule, settle or compromise, or propose to settle or compromise, any claim, action, suit, investigation, or Proceeding, pending or threatened, and involving or against the Company or any of its Subsidiaries, other than those involving only a monetary payment by the Company or any of its Subsidiaries not to exceed $250,000 individually and $2,000,000 in the aggregate; provided that in no event shall the Company or any of its Subsidiaries settle or compromise, or propose to settle or compromise, without Parent’s prior written consent, (i) any class action or collective action claims or (ii) any other claim, action, suit, investigation, regulatory examination or Proceeding (A) that relates to the Transactions, (B) that seeks injunctive or other equitable relief, or (C) that relates to or asserts (1) infringement, misappropriation or other violation by the Company or any of its Subsidiaries of any Person’s Intellectual Property or (2) infringement, misappropriation or other violation by any Person of any Company Owned IP;

(p)	enter into any transaction between the Company or any of its Subsidiaries, on the one hand, and any of the Company’s Affiliates (other than the Company and its Subsidiaries), on the other hand;

(q)

knowingly and intentionally take any action that would reasonably be expected to make any representation or warranty of the Company hereunder inaccurate in any respect at, or immediately prior to, the Effective Time;

(r)

write up, write down or write off the book value of any of its assets, other than (i) in the ordinary course of business and consistent with past practice or (ii) as may be consistent with the Company’s financial accounting policies and procedures and GAAP as determined in consultation with the Company’s outside auditor; or

(s)	agree, commit or publicly propose to do any of the foregoing.

6.2	Access to Information; Confidentiality.

(a)

Upon reasonable notice and subject to Applicable Law, the Company shall, and shall cause its Subsidiaries to, afford to Parent and its Representatives, reasonable access, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement, to all of its properties, books, contracts and records, and, during such period, the Company shall, and shall cause its Subsidiaries to, make available to Parent all other information concerning its businesses, properties and personnel as Parent may reasonably request, and instruct its Representatives to reasonably cooperate with Parent in its investigation. All information furnished pursuant to this Agreement shall be subject to the mutual confidentiality agreement, dated as of April 30, 2019, between Parent and the Company (the “Confidentiality Agreement”); provided, however, notwithstanding anything to the contrary contained herein, Parent and the Company consent and agree that all information referenced in Section 8.4 may be shared with and delivered to the Financing Sources (subject to customary confidentiality arrangements). No information or knowledge obtained in any investigation pursuant to this Section 6.2 shall affect or be deemed to modify any representation or warranty made by the Company or Parent pursuant to this Agreement.

(b)

Notwithstanding anything to the contrary in this Section 6.2, Section 8.1 or Section 8.2, neither the Company nor any of its Subsidiaries shall be required to provide access to its properties, books, contracts, records or personnel if such access would unreasonably disrupt its operations, or provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of the Company or any of its Subsidiaries or contravene any Applicable Law or binding agreement entered into prior to the date of this Agreement; provided that the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including redacting such information (i) to remove references concerning valuation, (ii) as necessary to comply with contractual arrangements in effect on or after the date hereof and (iii) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns); provided, however, that in no event shall Parent have access to individual performance or evaluation records, medical histories or other similar information that the disclosure of which, in the reasonable opinion of the Company, would reasonably be expected to subject the Company or any of its Subsidiaries to risk of liability.

6.3	No Solicitation by the Company.

(a)

From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except as otherwise set forth in this Section 6.3, the Company shall not, and shall cause its Subsidiaries, controlled Affiliates and its and their respective officers, directors and employees not to, and shall use reasonable best efforts to cause its and their respective investment bankers, attorneys, accountants, consultants and other agents, advisors and representatives (collectively, “Representatives”) not to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate (including by way of providing non-public information) or knowingly encourage or induce the submission of any Company Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to a Company Acquisition Proposal; (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party (excluding Affiliates) that the Company knows, or should reasonably be expected to know, is considering, seeking to make, or has made, a Company Acquisition Proposal or any inquiry or proposal that may reasonably be expected to lead to a Company Acquisition Proposal; (iii) (A) fail to make, withdraw or qualify, amend or modify, in each case, in any manner adverse to Parent, the Company Board Recommendation, (B) fail to include the Company Board Recommendation in the Joint Proxy Statement/Prospectus, (C) recommend, adopt or approve any Company Acquisition Proposal, (D) enter into or approve, recommend or declare advisable for the Company or any of its Subsidiaries to execute or enter into, any agreement, letter of intent, understanding, agreement in principle or other similar arrangement (other than a Company Acceptable Confidentiality Agreement) in connection with any Company Acquisition Proposal (any of the foregoing in this clause (iii), a “Company Adverse Recommendation Change”); (iv) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover Laws and regulations of the State of Delaware, including Section 203 of the DGCL, inapplicable to any Third Party or any Company Acquisition Proposal; or (v) resolve, propose or agree to do any of the foregoing.

(b)

Notwithstanding the foregoing, if at any time prior to the receipt of the Company Stockholder Approval (the “Company Approval Time”) (and in no event after the Company Approval Time), the Board of Directors of the Company receives a bona fide written Company Acquisition Proposal made after the date hereof that was not solicited in breach of, and does not otherwise result in a violation of this Section 6.3, the Board of Directors of the Company (or committee thereof) may, subject to compliance with this Section 6.3(b), Section 6.3(c) and Section 6.3(e), and to the determination of the Board of Directors of the Company in good faith, after consultation with the Company’s financial advisor and outside legal counsel, that the failure to take such actions would be inconsistent with its fiduciary duties under Applicable Law, (i) engage in negotiations or discussions with any Third Party that, subject to the Company’s compliance with Section 6.3(a), has made after the date of this Agreement an unsolicited bona fide written Company Acquisition Proposal that the Board of Directors of the Company determines in good faith, after consultation with its financial advisor and outside legal counsel, is or is reasonably likely to lead to a Company Superior Proposal; (ii) furnish to such Third Party and its Representatives and financing sources non-public information relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement with terms no less favorable to the Company than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not include any standstill terms and shall not provide such person with any exclusive right to negotiate with the Company) (a “Company Acceptable Confidentiality Agreement”), a copy of which shall be provided substantially concurrently with its execution, to Parent for informational purposes; provided that all such non-public information (to the extent that such information has not been previously provided or made available to Parent) is provided or made available to Parent, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party; provided further that no Company Acceptable Confidentiality Agreement shall contain Section 3 of the Confidentiality Agreement and upon entry into any Company Acceptable Confidentiality Agreement, the Company and Parent hereby agree that the Confidentiality Agreement shall be amended to remove and replace Section 3 thereof with “[Reserved]”; and (iii) following receipt of a Company Superior Proposal after the date of this Agreement, (A) make a Company Adverse Recommendation Change and/or (B) terminate this Agreement pursuant to Section 10.1(d)(iii) and simultaneously enter into a definitive agreement implementing such Company Superior Proposal (provided, however, that the Company shall not terminate this Agreement pursuant to the foregoing clause (B), and any purported termination of this Agreement pursuant to the foregoing clause (B) shall be void and of no force and effect, unless concurrently with such termination the Company pays the Company Termination Fee to Parent and otherwise complies with the provisions of Sections 10.1 and 10.3). Nothing contained herein shall prevent the Board of Directors of the Company from (x) complying with Rule 14e-2(a) under the Securities Exchange Act with regard to a Company Acquisition Proposal, so long as any action taken or statement made to so comply is consistent with this Section 6.3; or (y) making any required disclosure to the stockholders of the Company if the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with Applicable Law; provided that any Company Adverse Recommendation Change involving or relating to a Company Acquisition Proposal may only be made in accordance with the provisions of this Section 6.3(b), Section 6.3(c) and Section 6.3(e) and even if permitted by this section, shall have the consequences set forth in this Agreement. For the avoidance of doubt, a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Securities Exchange Act shall not be a Company Adverse Recommendation Change.

(c)

In addition to the requirements set forth in Section 6.3(b) and subject to compliance with Section 6.3(d) and Section 6.3(e), the Board of Directors of the Company shall not take any of the actions referred to in clauses (i) through (iii) of Section 6.3(b) unless the Company shall have first delivered to Parent written notice advising Parent that the Company intends to take the action referred to in Section 6.3(b)(i). In addition, the Company shall notify Parent promptly (but in no event later than twenty-four (24) hours) after receipt by the Company (or any of its Representatives) of any Company Acquisition Proposal (including material modifications thereto) or any request for information relating to the Company or any of its Subsidiaries or for access to the business, properties, assets, books or records of the Company or any of its Subsidiaries by any Third Party that, to the knowledge of the Company or any member of its Board of Directors, is considering making a Company Acquisition Proposal, which notice shall be provided in writing and shall include a written summary of (i) any material correspondence relating thereto and (ii) the material terms and conditions of such Company Acquisition Proposal (including material modifications thereto) subject, in each case, to the terms of any Company Acceptable Confidentiality Agreement.

(d)

Notwithstanding anything in this Agreement to the contrary, at any time prior to the Company Approval Time (and in no event after the Company Approval Time), and after giving effect to the rights offered to Parent in this Section 6.3(d), the Board of Directors of the Company may effect a Company Adverse Recommendation Change involving or relating to a Company Intervening Event if the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law; provided that prior to effecting any such Company Adverse Recommendation Change (i) the Company shall (A) promptly notify Parent in writing of its intention to take such action at least four (4) Business Days before taking such action and (B) negotiate in good faith with Parent for four (4) Business Days following such notice regarding revisions, if any, to the terms of this Agreement proposed by Parent, and (ii) the Board of Directors of the Company shall not effect any Company Adverse Recommendation Change involving or relating to a Company Intervening Event unless, after the four (4) Business Day period described in the foregoing clause (B), the Board of Directors of the Company determines in good faith taking into account any proposal by Parent to amend the terms of this Agreement, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

(e)

Without limiting or affecting Section 6.3(a), Section 6.3(b) or Section 6.3(c), the Board of Directors of the Company shall not make a Company Adverse Recommendation Change involving or relating to a Company Superior Proposal or terminate this Agreement to accept a Company Superior Proposal unless (i) the Company promptly notifies Parent, in writing at least four (4) Business Days before taking such action, that the Company intends to take such action, which notice attaches the most current version of any proposed agreement and a detailed written summary of all material terms of such Company Superior Proposal and the identity of the offeror; (ii) if requested by Parent, during such four (4) Business Day period, the Company and its Representatives have discussed and negotiated in good faith with Parent regarding any proposal by Parent to amend the terms of this Agreement in response to such Company Superior Proposal; and (iii) after such four (4) Business Day period, the Board of Directors of the Company determines in good faith, after consultation with its outside legal counsel and financial advisor, taking into account any proposal by Parent to amend the terms of this Agreement, that such Company Acquisition Proposal continues to constitute a Company Superior Proposal (it being understood and agreed that in the event of any amendment to the financial terms or other material terms of any such Company Superior Proposal (including any change to the exchange ratio or merger consideration), a new written notification from the Company consistent with that described in clause (i) of this Section 6.3(e) shall be required and a new notice period under clause (i) of this Section 6.3(e) shall commence, during which notice period the Company shall be required to comply with the requirements of this Section 6.3(e) anew, except that such new notice period shall be for two (2) Business Days (as opposed to four (4) Business Days)).

(f)

“Company Superior Proposal” means any bona fide, written Company Acquisition Proposal (other than a Company Acquisition Proposal that has resulted from a violation of this Section 6.3) (with all references to “20%” in the definition of Company Acquisition Proposal being deemed to be references to “50%”) on terms that the Board of Directors of the Company determines in good faith, after consultation with its financial advisor and outside legal counsel, and taking into account all the terms and conditions of the Company Acquisition Proposal that the Board of Directors of the Company considers to be appropriate (including the identity of the Person making the Company Acquisition Proposal and the expected timing and likelihood of consummation, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to consummation and availability of necessary financing), would result in a transaction (i) that, if consummated, is more favorable to the Company’s stockholders from a financial point of view than the Merger (taking into account any proposal by Parent to amend the terms of this Agreement); (ii) that is reasonably capable of being completed on the terms proposed, taking into account the identity of the Person making the Company Acquisition Proposal, any approval requirements and all other financial, regulatory, legal and other aspects of such Company Acquisition Proposal; and (iii) for which financing, if a cash transaction (whether in whole or in part), is then fully committed or reasonably determined to be available by the Board of Directors of the Company.

(g)

“Company Intervening Event” means any material event, change, effect, development or occurrence that (i) was not known or the material consequences of which were not known in each case to the Board of Directors of the Company as of the date of this Agreement, and (ii) does not relate to or involve any Company Acquisition Proposal.

(h)

The Company shall, and shall cause its Subsidiaries, controlled affiliates and its and their respective officers, directors and employees to, and shall use reasonable best efforts to cause its and their respective Representatives to: (i) immediately cease and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Company Acquisition Proposal and instruct any such Third Party (or its agents or advisors) in possession of confidential, non-public information or documents or material incorporating non-public information about the Company that was furnished by or on behalf of the Company to return or destroy all such information and (ii) other than with respect to Parent and its Representatives, terminate access to any virtual data room established for or used in connection with any actual or potential Company Acquisition Proposal.

(i)

Notwithstanding (i) any Company Adverse Recommendation Change, (ii) the making of any Company Acquisition Proposal or (iii) anything in this Agreement to the contrary, until termination of this Agreement (x) in no event may the Company or any of its Subsidiaries enter into any legally binding, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting a Company Acquisition Proposal (other than a Company Acceptable Confidentiality Agreement) and (y) the Company shall otherwise remain subject to all of its obligations under this Agreement, including, for the avoidance of doubt, the obligation to hold the Company Stockholder Meeting.

7.	COVENANTS OF PARENT

Parent agrees that:

7.1	Conduct of Parent.

From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement, except (x) as required by Applicable Law, (y) as set forth in Section 7.1 of the Parent Disclosure Schedule or (z) as otherwise required or expressly permitted by this Agreement, unless the Company shall otherwise consent in writing (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course of business consistent with past practice and in compliance in all material respects with all Applicable Laws and use its and their commercially reasonable efforts to (i) preserve intact its business organization and relationships with customers, suppliers, licensors, licensees, Governmental Authorities with jurisdiction over Parent’s operations and other Third Parties having material business relationships with Parent and its Subsidiaries; (ii) keep available the services of the present directors, officers and employees of Parent and its Subsidiaries; and (iii) maintain in effect all material Parent Permits; provided that neither Parent nor any of its Subsidiaries shall take any action to comply with the foregoing that would breach any of Sections 7.1(a) through 7.1(s). Without limiting the generality of the foregoing, except (A) as required by Applicable Law, (B) as set forth in Section 7.1 of the Parent Disclosure Schedule or (C) as otherwise required or expressly permitted by this Agreement, without the Company’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed), Parent shall not, and shall cause each of its Subsidiaries not to:

(a)

adopt or propose any change to its certificate of incorporation, bylaws or other organizational documents (whether by merger, consolidation or otherwise) (including the Parent Organizational Documents);

(b)

(i) merge or consolidate with any other Person; (ii) acquire (including by merger, consolidation, or acquisition of stock or assets) any interest in any corporation, partnership, other business organization or any division thereof or any assets, securities or property, other than (A) acquisitions in the ordinary course of business consistent with past practice in an amount not to exceed $10 million individually or $50 million in the aggregate for all such acquisitions; provided that no transaction otherwise permitted under this clause (A) shall be permitted if it, individually or in the aggregate, would, or would reasonably be expected to, prevent, enjoin, alter or materially delay the Transactions, or (B) transactions (1) solely among Parent and one or more of its wholly owned Subsidiaries or (2) solely among Parent’s wholly owned Subsidiaries; or (iii) adopt or publicly propose a plan of complete or partial liquidation, dissolution, recapitalization or restructuring, or resolutions providing for or authorizing such a liquidation, dissolution, recapitalization or restructuring;

(c)

(i) split, combine or reclassify any shares of its capital stock (other than transactions (A) solely among Parent and one or more of its wholly owned Subsidiaries or (B) solely among Parent’s wholly owned Subsidiaries); (ii) amend any term or alter any rights of any of its outstanding equity securities; (iii) declare, set aside or pay any dividend or make any other distribution (whether in cash, stock, property or any combination thereof) in respect of any shares of its capital stock or other securities, other than dividends or distributions by a Subsidiary of Parent to Parent or a wholly owned Subsidiary of Parent; or (iv) redeem, repurchase, cancel or otherwise acquire or offer to redeem, repurchase, or otherwise acquire any securities of Parent or any Subsidiary of Parent or any rights, warrants or options to acquire any such shares or other securities, other than (A) repurchases of shares of Parent Common Stock in connection with the exercise of Parent Stock Options or the vesting or settlement of Parent Restricted Stock Awards, Parent RSU Awards or Parent PSU Awards, in each case outstanding as of the date of this Agreement in accordance with the present terms of the Parent Stock Plans and applicable award agreements of such Parent Stock Options, Parent Restricted Stock Awards, Parent RSU Awards and Parent PSU Awards or (B) the completion of Parent’s previously announced redemption of all of its outstanding warrants to purchase shares of Parent Common Stock that were issued under the Warrant Agreement, dated September 10, 2015, by and between Double Eagle Acquisition Corp. (“Double Eagle”) and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold in Double Eagle’s initial public offering;

(d)

(i) issue, deliver or sell, or authorize the issuance, delivery or sale of, any shares of its capital stock or any securities convertible into or exercisable for, or any rights, warrants, options to acquire or other derivative instruments with respect to, any such capital stock or any such convertible securities, other than the issuance of any shares of Parent Common Stock upon the exercise of Parent Stock Options, the vesting or settlement of shares of Parent Restricted Stock Awards, Parent RSU Awards or Parent PSU Awards that are outstanding on the date of this Agreement in accordance with the present terms of the Parent Stock Plans and applicable award agreements of such Parent Stock Options, Parent Restricted Stock Awards, Parent RSU Awards and Parent PSU Awards or (ii) enter into any agreement with respect to the voting of any of its capital stock;

(e)

authorize, make or incur any capital expenditures or obligations or liabilities in connection therewith, other than (i) as set forth in Section 7.1(e) of the Parent Disclosure Schedule and (ii) any other capital expenditures not to exceed $150,000,000 in the aggregate;

(f)

except for the real property noted as listed for sale in Section 5.22 of the Parent Disclosure Schedule, transfer, sell, lease or otherwise dispose of any Subsidiary or any division thereof or of Parent or any assets, securities or property, other than (i) transfers, sales, leases or other dispositions in the ordinary course of business consistent with past practice in an amount not to exceed $10 million in the aggregate for all such dispositions; or (ii) transactions (A) solely among Parent and one or more of its wholly owned Subsidiaries or (B) solely among Parent’s wholly owned Subsidiaries;

(g)

sell, assign, transfer or otherwise dispose of, license or sublicense (other than pursuant to non-exclusive licenses or sublicenses granted to Third Parties in the ordinary course of business consistent with past practice), abandon, allow to lapse, or otherwise fail to take any action necessary to maintain, enforce or protect, any material Parent Owned IP;

(h)

(i) make any material loans, advances or capital contributions to any other Person, other than loans, advances or capital contributions (A) by Parent to one or more of its wholly owned Subsidiaries or (B) by any Subsidiary of Parent to Parent or any wholly owned Subsidiary of Parent, or (ii) incur, assume, guarantee, repay or repurchase any Indebtedness, other than (w) any optional redemption by Williams Scotsman International, Inc. of up to 10% of the aggregate principal amount of its outstanding 6.875% Senior Secured Notes due 2023 in accordance with Section 3.7(e) of the Indenture, dated August 6, 2018, by and between Mason Finance Sub, Inc., as escrow issuer, and Deutsche Bank Trust Company Americas, as trustee and collateral agent, as supplemented from time to time, (x) pursuant to the Financing, (y) the incurrence or repayment of loans (or issuance or terminations of letters of credit or similar instruments) pursuant to the Parent Credit Agreement (A) in the ordinary course of business consistent with past practice and/or (B) in connection with the consummation of acquisitions or investments otherwise permitted hereunder or to fund the redemption contemplated by clause (w) above, but in an amount not to exceed $50,000,000 in aggregate for all such incurrences pursuant to this clause (y)(B) and/or (z) the issuance of debt securities pursuant to a Parent Notes Permitted Refinancing;

(i)	other than in connection with the Financing, create or incur any Lien (except for a Permitted Lien) on any material asset (including any Parent Owned IP);

(j)

other than in connection with the Financing, (i) enter into any Parent Material Contract (including by amendment of any Contract that is not a Parent Material Contract such that such Contract becomes a Parent Material Contract), other than in the ordinary course of business consistent with past practice; (ii) terminate, renew, extend or amend in any material respect any Parent Material Contract or waive any material right thereunder, other than in the ordinary course of business consistent with past practice; or (iii) enter into, terminate, renew, extend or amend or waive any right under any Related Party Contract (including, for the avoidance of doubt, the Shareholders Agreement and the Holdings Shareholders Agreement);

(k)	terminate, suspend, abrogate, amend or modify any material Parent Permit in a manner material and adverse to Parent and its Subsidiaries, taken as a whole;

(l)

except as required by (x) Applicable Law or (y) the terms of any Parent Employee Plan as in effect as of the date hereof including the grant of annual equity-based awards in the ordinary course of business consistent with past practice, with the aggregate grant date fair value of such awards not to exceed an aggregate grant date fair value of $9.9 million: (i) grant any change in control, retention, severance or termination pay to (or amend any existing arrangement with) any of the current or former Parent Service Providers; (ii) enter into any employment, offer letter, term sheet, deferred compensation, consulting, bonus, change in control, severance or other similar agreement (or any amendment to any such existing agreement) with any of the current or former Parent Service Providers; (iii) establish, adopt, amend or enter into any Parent Employee Plan or Collective Bargaining Agreement; (iv) grant or amend any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any such awards held by, any current or former Parent Service Provider; or (v) increase the compensation, bonus or other benefits payable to any current or former Parent Service Providers (other than increases in base compensation of not more than 4% in the aggregate to management or high-level employees and in each case in the ordinary course of business consistent with past practice);

(m)

make any material change in any method of accounting or accounting principles or practice, except for any such change required by GAAP or Regulation S-X, as approved by its independent public accountants;

(n)

(i) make or change any material Tax election, (ii) change any annual Tax accounting period, (iii) adopt or change any material method of Tax accounting, (iv) enter into any material closing agreement with respect to Taxes or (v) settle or surrender any material Tax claim, audit or assessment;

(o)

except as set forth in Section 7.1(o) of the Parent Disclosure Schedule, settle or compromise, or propose to settle or compromise, any claim, action, suit, investigation, or Proceeding, pending or threatened, and involving or against Parent or any of its Subsidiaries, other than those involving only a monetary payment by Parent or any of its Subsidiaries not to exceed $250,000 individually and $2,000,000 in the aggregate; provided that in no event shall Parent or any of its Subsidiaries settle or compromise, or propose to settle or compromise, without the Company’s prior written consent, (i) any class action or collective action claims or (ii) any other claim, action, suit, investigation, regulatory examination or Proceeding (A) that relates to the Transactions, (B) that seeks injunctive or other equitable relief, or (C) that relates to or asserts (1) infringement, misappropriation or other violation by Parent or any of its Subsidiaries of any Person’s Intellectual Property or (2) infringement, misappropriation or other violation by any Person of any Parent Owned IP;

(p)	enter into any transaction between Parent or any of its Subsidiaries, on the one hand, and any of Parent’s Affiliates (other than Parent and its Subsidiaries), on the other hand;

(q)

knowingly and intentionally take any action that would reasonably be expected to make any representation or warranty of Parent hereunder inaccurate in any respect at, or immediately prior to, the Effective Time;

(r)

write up, write down or write off the book value of any of its assets, other than (i) in the ordinary course of business and consistent with past practice or (ii) as may be consistent with Parent’s financial accounting policies and procedures and GAAP as determined in consultation with Parent’s outside auditor; or

(s)	agree, commit or publicly propose to do any of the foregoing.

7.2	No Solicitation by Parent.

(a)

From the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, except as otherwise set forth in this Section 7.2, Parent shall not, and shall cause its Subsidiaries, controlled Affiliates and its and their respective officers, directors and employees not to, and shall use reasonable best efforts to cause its and their respective Representatives (which shall include, in the case of Parent, the members of, and advisors to, the Parent Special Committee) not to, directly or indirectly, (i) solicit, initiate or take any action to knowingly facilitate (including by way of providing non-public information) or knowingly encourage or induce the submission of any Parent Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to a Parent Acquisition Proposal; (ii) enter into or participate in any discussions or negotiations with, furnish any information relating to Parent or any of its Subsidiaries or afford access to the business, properties, assets, books or records of Parent or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party (excluding Affiliates) that Parent knows, or should reasonably be expected to know, is considering, seeking to make, or has made, a Parent Acquisition Proposal or any inquiry or proposal that may reasonably be expected to lead to a Parent Acquisition Proposal; (iii) (A) fail to make, withdraw or qualify, amend or modify, in each case, in any manner adverse to the Company, the Parent Board Recommendation, (B) fail to include the Parent Board Recommendation in the Joint Proxy Statement/Prospectus, (C) recommend, adopt or approve any Parent Acquisition Proposal, (D) enter into or approve, recommend or declare advisable for Parent or any of its Subsidiaries to execute or enter into, any agreement, letter of intent, understanding, agreement in principle or other similar arrangement (other than a Parent Acceptable Confidentiality Agreement) in connection with any Parent Acquisition Proposal (any of the foregoing in this clause (iii) a “Parent Adverse Recommendation Change”); (iv) take any action to make any “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar anti-takeover Laws and regulations of the State of Delaware, including Section 203 of the DGCL, inapplicable to any Third Party or any Parent Acquisition Proposal; or (v) resolve, propose or agree to do any of the foregoing.

(b)

Notwithstanding the foregoing, if at any time prior to the receipt of the Parent Stockholder Approval (the “Parent Approval Time”) (and in no event after the Parent Approval Time), the Board of Directors of Parent receives a bona fide written Parent Acquisition Proposal made after the date hereof that was not solicited in breach of, or otherwise result in a violation of this Section 7.2, the Board of Directors of Parent (or committee thereof) (including the Parent Special Committee) may, subject to compliance with this Section 7.2(b), Section 7.2(c) and Section 7.2(e), and to the determination of the Board of Directors of Parent in good faith, after consultation with Parent’s financial advisor and outside legal counsel, that the failure to take such actions would be inconsistent with its fiduciary duties under Applicable Law, (i) engage in negotiations or discussions with any Third Party that, subject to Parent’s compliance with Section 7.2(a), has made after the date of this Agreement an unsolicited bona fide written Parent Acquisition Proposal that the Board of Directors of Parent (or Parent Special Committee) determines in good faith, after consultation with its financial advisor and outside legal counsel, is or is reasonably likely to lead to a Parent Superior Proposal; (ii) furnish to such Third Party and its Representatives and financing sources nonpublic information relating to Parent or any of its Subsidiaries pursuant to a confidentiality agreement with terms no less favorable to Parent than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not include any standstill terms and shall not provide such person with any exclusive right to negotiate with Parent) (a “Parent Acceptable Confidentiality Agreement”), a copy of which shall be provided substantially concurrently with its execution, to the Company for informational purposes; provided that all such non-public information (to the extent that such information has not been previously provided or made available to the Company) is provided or made available to the Company, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party; provided further that no Parent Acceptable Confidentiality Agreement shall contain Section 3 of the Confidentiality Agreement and upon entry into any Parent Acceptable Confidentiality Agreement or Shareholder Acceptable Confidentiality Agreement (as defined in the Voting Agreement), the parties hereby agree that the Confidentiality Agreement shall be amended to remove and replace Section 3 thereof with “[Reserved]”; and (iii) following receipt of a Parent Superior Proposal after the date of this Agreement, (A) make (at the recommendation of the Parent Special Committee) a Parent Adverse Recommendation Change and/or (B) terminate this Agreement pursuant to Section 10.1(c)(iii) and simultaneously enter into a definitive agreement implementing such Parent Superior Proposal (provided, however, that Parent shall not terminate this Agreement pursuant to the foregoing clause (B), and any purported termination of this Agreement pursuant to the foregoing clause (B) shall be void and of no force and effect, unless concurrently with such termination Parent pays the Parent Termination Fee to the Company and otherwise complies with the provisions of Sections 10.1 and 10.3). Nothing contained herein shall prevent the Board of Directors of Parent from (x) complying with Rule 14e-2(a) under the Securities Exchange Act with regard to a Parent Acquisition Proposal, so long as any action taken or statement made to so comply is consistent with this Section 7.2; or (y) making any required disclosure to the stockholders of Parent if the Board of Directors of Parent (or Parent Special Committee) determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with Applicable Law; provided that any Parent Adverse Recommendation Change involving or relating to a Parent Acquisition Proposal may only be made in accordance with the provisions of this Section 7.2(b), Section 7.2(c) and Section 7.2(e) and even if permitted by this section, shall have the consequences set forth in this Agreement. For the avoidance of doubt, a “stop, look and listen” disclosure or similar communication of the type contemplated by Rule 14d-9(f) under the Securities Exchange Act shall not be a Parent Adverse Recommendation Change.

(c)

In addition to the requirements set forth in Section 7.2(b) and subject to compliance with Section 7.2(d) and Section 7.2(e), neither the Board of Directors of Parent nor the Parent Special Committee shall take any of the actions referred to in clauses (i) through (iii) of Section 7.2(b) unless Parent shall have first delivered to the Company written notice advising the Company that Parent intends to take the action referred to in Section 7.2(b)(i). In addition, Parent shall notify the Company promptly (but in no event later than twenty-four (24) hours) after receipt by Parent (or any of its Representatives) of any Parent Acquisition Proposal (including material modifications thereto) or any request for information relating to Parent or any of its Subsidiaries or for access to the business, properties, assets, books or records of Parent or any of its Subsidiaries by any Third Party that, to the knowledge of Parent or any member of its Board of Directors, is considering making or has made a Parent Acquisition Proposal, which notice shall be provided in writing and shall include a summary of (i) any material correspondence relating thereto and (ii) the material terms and conditions of such Parent Acquisition Proposal (including material modifications thereto) subject, in each case, to the terms of any Parent Acceptable Confidentiality Agreement.

(d)

Notwithstanding anything in this Agreement to the contrary, at any time prior to the Parent Approval Time (and in no event after the Parent Approval Time), and after giving effect to the rights offered to the Company in this Section 7.2(d), the Board of Directors of Parent may effect a Parent Adverse Recommendation Change involving or relating to a Parent Intervening Event if the Board of Directors of Parent or the Parent Special Committee determines in good faith, after consultation with its outside legal counsel, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law; provided that prior to effecting any such Parent Adverse Recommendation Change (i) Parent shall (A) promptly notify the Company in writing of its intention to take such action at least four (4) Business Days before taking such action and (B) negotiate in good faith with the Company for four (4) Business Days following such notice regarding revisions, if any, to the terms of this Agreement proposed by the Company, and (ii) the Board of Directors of Parent shall not effect any Parent Adverse Recommendation Change involving or relating to a Parent Intervening Event unless, after the four (4) Business Day period described in the foregoing clause (B), the Board of Directors of Parent determines in good faith taking into account any proposal by the Company to amend the terms of this Agreement, after consultation with its outside legal counsel and financial advisor, that the failure to take such action would be inconsistent with its fiduciary duties under Applicable Law.

(e)

Without limiting or affecting Section 7.2(a), Section 7.2(b) or Section 7.2(c), the Board of Directors of Parent shall not make a Parent Adverse Recommendation Change involving or relating to a Parent Superior Proposal or terminate this Agreement to accept a Parent Superior Proposal unless (i) Parent promptly notifies the Company, in writing at least four (4) Business Days before taking such action, that Parent intends to take such action, which notice attaches the most current version of any proposed agreement, a detailed written summary of all material terms of such Parent Superior Proposal and the identity of the offeror; (ii) if requested by the Company, during such four (4) Business Day period, Parent and its Representatives have discussed and negotiated in good faith with the Company regarding any proposal by the Company to amend the terms of this Agreement in response to such Parent Superior Proposal; and (iii) after such four (4) Business Day period, the Board of Directors of Parent or the Parent Special Committee determines in good faith, after consultation with its outside legal counsel and financial advisor, taking into account any proposal by the Company to amend the terms of this Agreement, that such Parent Acquisition Proposal continues to constitute a Parent Superior Proposal (it being understood and agreed that in the event of any amendment to the financial terms or other material terms of any such Parent Superior Proposal (including any change to the exchange ratio or merger consideration), a new written notification from Parent consistent with that described in clause (i) of this Section 7.2(e) shall be required and a new notice period under clause (i) of this Section 7.2(e) shall commence, during which notice period Parent shall be required to comply with the requirements of this Section 7.2(e) anew, except that such new notice period shall be for two (2) Business Days (as opposed to four (4) Business Days)).

(f)

“Parent Superior Proposal” means any bona fide, written Parent Acquisition Proposal (other than a Parent Acquisition Proposal that has resulted from a violation of this Section 7.2) (with all references to “20%” in the definition of Parent Acquisition Proposal being deemed to be references to “50%”) on terms that the Board of Directors of Parent or the Parent Special Committee determines in good faith, after consultation with their respective financial advisors and outside legal counsel, and taking into account all the terms and conditions of the Parent Acquisition Proposal that the Board of Directors of Parent or the Parent Special Committee, as applicable, considers to be appropriate (including the identity of the Person making the Parent Acquisition Proposal and the expected timing and likelihood of consummation, any governmental or other approval requirements (including divestitures and entry into other commitments and limitations), break-up fees, expense reimbursement provisions, conditions to consummation and availability of necessary financing), would result in a transaction (i) that, if consummated, is more favorable to Parent’s stockholders from a financial point of view than the Merger (taking into account any proposal by the Company to amend the terms of this Agreement); (ii) that is reasonably capable of being completed on the terms proposed, taking into account the identity of the Person making the Parent Acquisition Proposal, any approval requirements and all other financial, regulatory, legal and other aspects of such Parent Acquisition Proposal; and (iii) for which financing, if a cash transaction (whether in whole or in part), is then fully committed or reasonably determined to be available by the Board of Directors of Parent or the Parent Special Committee, as applicable.

(g)

“Parent Intervening Event” means any material event, change, effect, development or occurrence that (i) was not known or the material consequences of which were not known in each case to the Board of Directors of Parent as of the date of this Agreement, and (ii) does not relate to or involve any Parent Acquisition Proposal.

(h)

Parent shall, and shall cause its Subsidiaries, controlled affiliates and its and their respective officers, directors and employees to, and shall use reasonable best efforts to cause its and their respective Representatives to: (i) immediately cease and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Parent Acquisition Proposal and instruct any such Third Party (or its agents or advisors) (other than Significant Stockholder or its Affiliates) in possession of confidential, non-public information or documents or material incorporating non-public information about the Company that was furnished by or on behalf of the Company to return or destroy all such information and (ii) other than with respect to the Company and its Representatives, terminate access to any virtual data room established for or used in connection with any actual or potential Parent Acquisition Proposal.

(i)

Notwithstanding (i) any Parent Adverse Recommendation Change, (ii) the making of any Parent Acquisition Proposal or (iii) anything in this Agreement to the contrary, until termination of this Agreement (x) in no event may Parent or any of its Subsidiaries enter into any legally binding merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement constituting a Parent Acquisition Proposal (other than a Parent Acceptable Confidentiality Agreement) and (y) Parent shall otherwise remain subject to all of its obligations under this Agreement, including, for the avoidance of doubt, the obligation to hold the Parent Stockholder Meeting.

7.3	Obligations of Merger Sub and the Surviving Corporation.

Until the Effective Time, Parent shall at all times be the direct owner of all of the issued and outstanding shares of capital stock of Merger Sub. Parent shall take all action necessary to cause Merger Sub and, after the Effective Time, the Surviving Corporation to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. Promptly following the execution of this Agreement, Parent shall execute and deliver a written consent as sole stockholder of Merger Sub adopting this Agreement in accordance with the DGCL and provide a copy of such written consent to the Company, and thereafter neither Parent nor any of its Subsidiaries shall amend, modify or withdraw such consent.

7.4	Director and Officer Liability.

(a)

From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, (i) indemnify and hold harmless and shall advance expenses as incurred, in each case to the same extent (subject to Applicable Law) such Persons are indemnified as of the date of this Agreement by the Company pursuant to the Company Organizational Documents, the governing or organizational documents of any Subsidiary of the Company and any indemnification agreements in existence as of the date hereof, each present and former director, officer or employee of the Company and its Subsidiaries (in each case, when acting in such capacity) (collectively, the “Company Indemnified Parties”) against any fees, costs or expenses (including reasonable attorneys’ fees), judgments, inquiries, claims, fines, losses, damages or liabilities incurred in connection with any threatened or actual Proceeding, whether civil, criminal, administrative or investigative, whether arising before or after the Effective Time, arising out of the fact that such Person is or was a director, officer or employee of the Company or any of its Subsidiaries or pertaining to matters existing or occurring at or prior to the Effective Time, including the Transactions; provided that in the case of advancement of expenses, any Company Indemnified Party to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Company Indemnified Party is not entitled to indemnification; and (ii) cooperate in the defense of any such matter until it is determined that such Company Indemnified Party is not eligible for indemnification.

(b)

For a period of six (6) years after the Effective Time, Parent shall cause to be maintained in effect the current policies of directors’ and officers’ liability insurance maintained by the Company (provided that Parent may substitute therefor policies with a substantially comparable insurer of at least the same coverage and amounts containing terms and conditions that are no less advantageous to the insured) with respect to claims arising from facts or events that occurred at or before the Effective Time; provided, however, that the Surviving Corporation shall not be obligated to expend, on an aggregate basis, an amount in excess of 300% of the current annual premium paid as of the date hereof by the Company for such insurance (the “Premium Cap”), and if such premiums for such insurance would at any time exceed the Premium Cap or such coverage is not otherwise available, then Parent shall cause to be maintained policies of insurance that, in Parent’s good faith determination, provide the maximum coverage available at an aggregate premium equal to the Premium Cap. In lieu of the foregoing, the Company may (and at the request of Parent, the Company shall use its reasonable best efforts to) obtain at or prior to the Effective Time a six (6)-year “tail” policy under the Company’s existing directors’ and officers’ insurance policy providing equivalent coverage to that described in the preceding sentence if and to the extent that the same may be obtained for an amount that, in the aggregate, does not exceed the Premium Cap.

(c)

The provisions of this Section 7.4 shall survive the Effective Time and are intended to be for the benefit of, and shall be enforceable by, each Company Indemnified Party and his or her heirs and representatives. If Parent, the Surviving Corporation, or any of their respective successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving entity of such consolidation or merger, or (ii) transfers all or substantially all of its assets to any other Person or engages in any similar transaction, then in each such case, Parent and/or the Surviving Corporation, as applicable, will cause proper provision to be made so that the successors and assigns of Parent and/or the Surviving Corporation, as applicable, will expressly assume the obligations set forth in this Section 7.4.

7.5	Employee Matters.

(a)

From the Closing Date through December 31, 2021 (the “Benefits Continuation Period”), the Surviving Corporation shall provide, and Parent shall cause the Surviving Corporation to provide, to the individuals who are employed by the Company and its Subsidiaries immediately prior to the Effective Time and to the extent they continue as employees of the Surviving Corporation, Parent or any of Parent’s Subsidiaries (including Subsidiaries of the Surviving Corporation) during all or a portion of the Benefits Continuation Period (the “Affected Employees”) (i) base salaries or base wage rates that are no less favorable than the base salary or wage rate provided to such Affected Employee by the Company and its Subsidiaries immediately prior to the Effective Time; (ii) target cash bonus and other annual cash incentive compensation opportunities that are no less favorable than the target cash bonus and other annual cash incentive compensation opportunities provided to such Affected Employee by the Company and its Subsidiaries immediately prior to the Effective Time; (iii) to the extent applicable, a target annual equity incentive opportunity that is no less favorable than the target annual equity incentive opportunity that was provided to such Affected Employee by the Company and its Subsidiaries immediately prior to the Effective Time; provided that, for the avoidance of doubt, equity or equity-based benefits will be provided to the Affected Employee in the form of equity or equity-based benefits under the Parent Stock Plans; and (iv) employee benefits that are substantially comparable in the aggregate to the employee benefits (including health and welfare benefits, severance, vacation and paid time-off and charity support) provided to such Affected Employee by the Company and its Subsidiaries immediately prior to the date of this Agreement; provided that, for purposes of each of the foregoing, defined benefit pension plan benefits, retiree medical benefits and retention or change in control payments or awards shall not be taken into account.

(b)

In the event any Affected Employee becomes eligible to participate under any employee benefit plan, program, policy or arrangement of Parent or any of its Subsidiaries (each, a “Parent Plan”) following the Effective Time, Parent shall, or shall cause its Affiliates (including the Surviving Corporation) to, use commercially reasonable best efforts to: (i) waive, or cause to be waived, any preexisting conditions, limitations, exclusions, actively-at-work requirements and waiting periods with respect to participation and coverage requirements applicable to such Affected Employee under any Parent Plan providing health and welfare benefits to the same extent such preexisting conditions, limitations, exclusions, actively-at-work requirements and waiting periods would have been waived or satisfied under the applicable Company Employee Plan such Affected Employee participated in immediately prior to the Effective Time and (ii) provide, or cause to be provided, such Affected Employee with credit for any copayments, deductibles and similar expenses incurred by such Affected Employee under a Company Employee Plan during the calendar year in which the Effective Time occurs, to the same extent such credit was given under the Company Employee Plan such Affected Employee participated in immediately prior to the Effective Time, in satisfying such year’s applicable copayment, deductible or out-of-pocket requirements under such Parent Plan; provided that nothing herein shall result in the duplication of any benefits.

(c)

As of the Effective Time, Parent shall, or shall cause its Affiliates (including the Surviving Corporation) to, recognize all service of each Affected Employee prior to the Effective Time with the Company and its Subsidiaries and their respective predecessors for all purposes, including for purposes of determining vesting, eligibility to participate, level of benefits and benefit plan accruals (other than benefit accrual under a defined benefit pension plan), under any Parent Employee Plan in which any Affected Employee is eligible to participate on or after the Effective Time. In no event shall anything contained in this Section 7.5(c) result in any duplication of benefits for the same period of service.

(d)

Parent shall, or shall cause its Affiliates (including the Surviving Corporation) to, pay annual cash incentive payments to Affected Employees in respect of services performed in 2020 in accordance with the terms of the Company’s annual incentive plans.

(e)

From the Closing Date through at least December 31, 2020, the Surviving Corporation shall continue to maintain and administer the Mobile Mini Profit Sharing Plan and Trust (the “Company 401(k) Plan”) and Affected Employees shall continue to participate in the Company 401(k) Plan in accordance with its terms as of the date hereof.

(f)

Without limiting Section 2.5, prior to the Closing Date, the Company shall take all actions that are necessary to cause the Company Stock Plans to terminate as of the Effective Time, pursuant to resolutions of the Company’s Board of Directors that are reasonably satisfactory to Parent. Notwithstanding the foregoing, the Company shall not terminate the Company Stock Plans if, not later than five Business Days prior to the Closing Date, Parent requests that the Company not terminate the Company Stock Plans. For a minimum period of at least from the Closing Date through December 31, 2020, each Company Employee Plan, other than the Company Stock Plans pursuant to this Section 7.5(f), shall remain in effect for the Company Service Providers.

(g)

Without limiting the generality of Section 11.6, nothing contained in this Section 7.5 or elsewhere in this Agreement, express or implied (i) shall cause either Parent or any of its Affiliates (including the Surviving Corporation) to be obligated to continue to employ or engage any Person, including any Affected Employees, for any period of time following the Effective Time; (ii) shall prevent Parent or its Affiliates (including the Surviving Corporation) from revising, amending or terminating any Company Employee Plan or any other employee benefit plan, program or policy in effect from time to time that is assumed, established, sponsored or maintained by any of them; (iii) shall establish or be construed as an amendment, termination or modification of, or an undertaking to establish, amend, terminate or modify, any Company Employee Plan or Parent Plan; or (iv) is intended to or shall create any third-party beneficiary rights in any Person other than the parties hereto, including any present or former Company Service Provider (including any beneficiary or dependent of such individual), except as provided in Section 7.4.

7.6	Access to Information; Confidentiality.

(a)

Upon reasonable notice and subject to Applicable Law, Parent shall, and shall cause its Subsidiaries to, afford to the Company and its Representatives, reasonable access, during normal business hours during the period from the date of this Agreement to the earlier of the Effective Time or the termination of this Agreement, to all of its properties, books, contracts and records, and, during such period, Parent shall, and shall cause its Subsidiaries to, make available to the Company all other information concerning its businesses, properties and personnel as the Company may reasonably request, and instruct its Representatives to reasonably cooperate with the Company in its investigation. All information furnished pursuant to this Agreement shall be subject to the Confidentiality Agreement; provided, however, notwithstanding anything to the contrary contained herein, Parent and the Company consent and agree that all information referenced in Section 8.4 may be shared with and delivered to the Financing Sources. No information or knowledge obtained in any investigation pursuant to this Section 7.6 shall affect or be deemed to modify any representation or warranty made by Parent or the Company pursuant to this Agreement.

(b)

Notwithstanding anything to the contrary in this Section 7.6, Section 8.1 or Section 8.2, neither Parent nor any of its Subsidiaries shall be required to provide access to its properties, books, contracts, records or personnel if such access would unreasonably disrupt its operations, or provide access to or to disclose information where such access or disclosure would jeopardize the attorney-client privilege of Parent or any of its Subsidiaries or contravene any Applicable Law or binding agreement entered into prior to the date of this Agreement; provided that Parent shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to make appropriate substitute disclosure arrangements under circumstances in which such restrictions apply (including redacting such information (i) to remove references concerning valuation, (ii) as necessary to comply with contractual arrangements in effect on or after the date hereof and (iii) as necessary to address reasonable attorney-client or other privilege or confidentiality concerns); provided, however, that in no event shall the Company have access to individual performance or evaluation records, medical histories or other similar information that the disclosure of which, in the reasonable opinion of Parent, would reasonably be expected to subject Parent or any of its Subsidiaries to risk of liability.

8.	COVENANTS OF PARENT AND THE COMPANY

Parent and the Company hereby agree that:

8.1	Reasonable Best Efforts.

(a)

Subject to the terms and conditions of this Agreement, each of the Company, Merger Sub and Parent shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable the Transactions (including (i) preparing and filing as promptly as practicable, but in no event later than 20 Business Days from the date hereof, with any Governmental Authority or other Third Party all documentation to effect all necessary Filings (and, absent the prior written consent of the other party, not withdrawing any such Filings) and resubmitting any such Filings as soon as is reasonably practicable in the event such Filings are rejected for any reason whatsoever by the relevant Governmental Authority and (ii) using reasonable best efforts to obtain all Consents required to be obtained from any Governmental Authority or other Third Party that are necessary, proper or advisable to consummate the Transactions). To the extent permitted by Applicable Law, the Company and Parent shall deliver as promptly as practicable to the appropriate Governmental Authorities any additional information and documentary material that may be requested by any Governmental Authority in connection with the Transactions. The filing fees and other costs associated with making any Filings and obtaining approval under the HSR Act or other Antitrust Laws shall be borne equally by Parent and the Company.

(b)

Each of the Company and Parent shall, to the extent permitted by Applicable Law (i) promptly notify the other party of any written communication made or received by the Company or Parent, as applicable, with any Governmental Authority relating to Antitrust Law (or any other Filings made pursuant to Section 8.1(a)) and regarding this Agreement, the Ancillary Agreements, the Merger or any of the other Transactions, and, if permitted by Applicable Law and reasonably practical, permit the other party to review in advance any proposed written communication to any such Governmental Authority and incorporate such other party’s (and any of their respective outside counsel’s) reasonable comments to such proposed written communication; (ii) not agree to participate in any in-person meeting or substantive discussion with any Governmental Authority in respect of any Filing, investigation or inquiry relating to Antitrust Law (or any other Filings made pursuant to Section 8.1(a)) and regarding this Agreement, the Ancillary Agreements or any of the Transactions unless, to the extent reasonably practicable, it consults with such other party in advance and, to the extent permitted by such Governmental Authority, gives such other party the opportunity to attend or participate, as applicable; and (iii) promptly furnish the other party with copies of all correspondence, Filings and written communications between it and its Affiliates and Representatives, on the one hand, and such Governmental Authority or its respective staff, on the other hand, with respect to this Agreement, the Ancillary Agreements and the Transactions. Any materials exchanged in connection with this Section 8.1 may be redacted or withheld as necessary to address reasonable privilege or confidentiality concerns, and to remove references concerning the valuation of the Company or other competitively sensitive material; provided that the parties may, as they deem advisable and necessary, designate any materials provided to the other under this Section 8.1 as “outside counsel only.”

(c)	No party shall take any action or enter into any transaction that would reasonably be expected to have the effect of materially delaying, materially impeding or preventing consummation of the Merger.

(d)

In furtherance of and not in limitation of the foregoing, each party hereto agrees to (i) as promptly as practicable, file, or cause to be filed, any notification and report forms and related material that it may be required to file with United States Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act; (ii) use reasonable best efforts to obtain an early termination of the applicable waiting period; (iii) make any further Filings or information submissions pursuant thereto that may be necessary, proper or advisable; and (iv) use reasonable best efforts to obtain any government clearances or approvals required for Closing under the HSR Act and to contest and resist any action and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order that restricts, prevents or prohibits the consummation of the Transactions under the HSR Act.

(e)

The Parties further agree that “reasonable best efforts” required by this Section 8.1 shall include (i) promptly complying with any requests for additional information by any Governmental Authority; (ii) if necessary to obtain clearance by any Governmental Authority before the End Date, offering, negotiating, committing to, taking and effecting, by consent order, the sale, divestiture, license or other disposition of any assets of Parent, the Company or any of their respective direct and indirect Subsidiaries (as used in this paragraph, the “Combined Business”); (iii) creating, terminating, or divesting relationships, ventures, contractual rights or obligations of Parent, the Company or any of their respective Subsidiaries; and (iv) contesting, defending and appealing any lawsuit or other legal Proceeding, whether judicial or administrative, threatened or pending, preliminary or permanent injunction or other Order, decree or ruling or statute, rule, regulation or executive order that would adversely affect the ability of any Party to consummate the transactions contemplated hereby and taking any and all other actions to prevent the entry, enactment or promulgation thereof; provided that, notwithstanding the foregoing, (x) no party to this Agreement or their respective Affiliates or Representatives shall be obligated to take any action set forth in this Section 8.1(e) unless such action is conditioned upon the consummation of the Merger and (y) in no event shall any party to this Agreement or their respective Affiliates or Representatives be obligated to agree to or commit to any actions that individually or in the aggregate would, or could reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), assets, liabilities, business or results of operations of the Combined Business, taken as a whole (a “Regulatory Adverse Effect”).

(f)

In the event any Proceeding by any Governmental Authority or other Third Party is commenced that questions the validity or legality of, or otherwise challenges, the Transactions, or seeks damages in connection therewith, Parent and the Company shall, subject to the provisions set forth in this Section 8.1(f), reasonably cooperate and use reasonable best efforts to defend against such Proceeding, and, if an injunction or other Order is issued in any such Proceeding, to use reasonable best efforts to have such injunction or other Order lifted or extinguished, and to cooperate reasonably regarding any other impediment to the consummation of the Transactions.

(g)

Parent and the Company shall consult and cooperate with one another, and consider in good faith the views of one another, regarding the form and content of any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either party in connection with Proceedings under or relating to any Antitrust Law prior to their submission. The Company and Parent shall jointly (i) control the strategy for obtaining any waiting period expirations or terminations, consents, clearances, waivers, licenses, Orders, registrations, approvals, permits and authorizations for the Transactions; (ii) control the overall development of the positions to be taken and the regulatory actions to be requested in any Filing with a Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, a Governmental Authority relating to the Transactions, including any investigation relating to the applicability of any Antitrust Law to the Transactions, and of all other regulatory matters incidental thereto; and (iii) shall be responsible for negotiating with any Governmental Authority with respect to the obligations necessary to satisfy its reasonable best efforts described in this Section 8.1, including the nature and scope of any assets to be sold, licensed, divested or otherwise disposed of pursuant to Section 8.1(e).

(h)

The Company and Parent shall reasonably cooperate with each other and their respective Representatives in obtaining any other Consents that may be required in connection with the Transactions. Notwithstanding anything to the contrary in this Agreement, nothing herein shall obligate or be construed to obligate the Company or any of its Affiliates or Parent or any of its Affiliates to, and without Parent’s prior written consent neither the Company nor any of its controlled Affiliates shall, make, or to cause to be made, any payment or other accommodation to any Third Party in order to obtain the Consent of such Third Party under any Material Contract.

8.2	Certain Filings; SEC Matters.

(a)

As promptly as practicable following the date of this Agreement, (i) the Company and Parent shall jointly prepare and file with the SEC a proxy statement relating to the Company Stockholder Meeting and the Parent Stockholder Meeting (together with all amendments and supplements thereto, the “Joint Proxy Statement/Prospectus”) in preliminary form, and (ii) Parent shall prepare and file with the SEC a Registration Statement on Form S-4 that shall include the Joint Proxy Statement/Prospectus (together with all amendments and supplements thereto, the “Registration Statement”) relating to the registration of the shares of Parent Common Stock to be issued to the stockholders of the Company pursuant to the Parent Share Issuance. The Joint Proxy Statement/Prospectus and Registration Statement shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Securities Exchange Act and other Applicable Law.

(b)

Each of the Company and Parent shall use its reasonable best efforts to have the Joint Proxy Statement/Prospectus cleared by the SEC as promptly as practicable after each of the Parent Annual Meeting and the Company Annual Meeting, and Parent shall use its reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after its filing and keep the Registration Statement effective for so long as necessary to consummate the Merger. Each of the Company and Parent shall, as promptly as practicable after the receipt thereof, provide the other party with copies of any written comments and advise the other party of any oral comments with respect to the Joint Proxy Statement/Prospectus and the Registration Statement received by such party from the SEC, including any request from the SEC for amendments or supplements to the Joint Proxy Statement/Prospectus and the Registration Statement, and shall provide the other with copies of all material or substantive correspondence between it and its Representatives, on the one hand, and the SEC, on the other hand. Notwithstanding the foregoing, prior to filing the Registration Statement or mailing the Joint Proxy Statement/Prospectus or responding to any comments of the SEC with respect thereto, each of the Company and Parent shall provide the other party and its counsel a reasonable opportunity to review such document or response (including the proposed final version of such document or response) and consider in good faith the comments of the other party in connection with any such document or response. None of the Company, Parent or their respective Representatives shall agree to participate in any material or substantive meeting or conference (including by telephone) with the SEC, or any member of the staff thereof, in respect of the Registration Statement or the Joint Proxy Statement/Prospectus unless it consults with the other party in advance and, to the extent permitted by the SEC, allows the other party to participate. Parent shall advise the Company, promptly after receipt of notice thereof, of the time of effectiveness of the Registration Statement, and the issuance of any stop order relating thereto or the suspension of the qualification of shares of Parent Common Stock for offering or sale in any jurisdiction, and each of the Company and Parent shall use its reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated. Each of the Company and Parent shall use its reasonable best efforts to take any other action required to be taken by it under the Securities Act, the Securities Exchange Act, DGCL and the rules of NASDAQ in connection with the filing and distribution of the Joint Proxy Statement/Prospectus and the Registration Statement, and the solicitation of proxies from the stockholders of each of the Company and Parent thereunder. Subject to Section 6.3, the Joint Proxy Statement Prospectus shall include the Company Board Recommendation, and, subject to Section 7.2, the Joint Proxy Statement/Prospectus shall include the Parent Board Recommendation.

(c)

Parent shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do or cause to be done all things, necessary, proper or advisable under Applicable Laws and the rules and policies of NASDAQ and the SEC to enable the listing of the Parent Common Stock being registered pursuant to the Registration Statement on NASDAQ no later than the Effective Time, subject to official notice of issuance. Parent shall also use its reasonable best efforts to obtain all necessary state securities Law or “blue sky” permits and approvals required to carry out the Transactions (provided that in no event shall Parent be required to qualify to do business in any jurisdiction in which it is not now so qualified or file a general consent to service of process).

(d)

Each of the Company and Parent shall, upon request, furnish to the other all information concerning itself, its Subsidiaries, directors, officers and (to the extent reasonably available to the applicable party) stockholders and such other matters as may be reasonably necessary or advisable in connection with any statement, Filing, notice or application made by or on behalf of the Company, Parent or any of their respective Subsidiaries, to the SEC or NASDAQ in connection with the Transactions, including the Registration Statement and the Joint Proxy Statement/Prospectus. In addition, each of the Company and Parent shall use its reasonable best efforts to provide information concerning it necessary to enable the Company and Parent to prepare required pro forma financial statements and related footnotes in connection with the preparation of the Registration Statement and/or the Joint Proxy Statement/Prospectus.

(e)

If at any time prior to the later of the Company Approval Time and the Parent Approval Time, any information relating to the Company or Parent, or any of their respective Affiliates, officers or directors, should be discovered by the Company or Parent that should be set forth in an amendment or supplement to either of the Registration Statement or the Joint Proxy Statement/Prospectus, so that either of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party that discovers such information shall promptly notify the other party hereto and an appropriate amendment or supplement describing such information shall promptly be prepared and filed with the SEC and, to the extent required under Applicable Law, disseminated to the stockholders of each of the Company and Parent.

8.3	Stockholder Meetings.

(a)

Following the execution of this Agreement, the Company shall, in consultation with Parent, set a record date for the Company Stockholder Meeting, which record date shall be prior to the date of effectiveness of the Registration Statement, and commence a broker search pursuant to Section 14a-13 of the Securities Exchange Act in respect thereof at least twenty (20) Business Days prior thereto. As promptly as practicable following the effectiveness of the Registration Statement, the Company shall, in consultation with Parent, in accordance with Applicable Law and the Company Organizational Documents, (i) duly call and give notice of a special meeting of the stockholders of the Company entitled to vote on the Merger (the “Company Stockholder Meeting”) at which meeting the Company shall seek the Company Stockholder Approval; (ii) cause the Joint Proxy Statement/Prospectus (and all other proxy materials for the Company Stockholder Meeting) to be mailed to its stockholders; and (iii) duly convene and hold the Company Stockholder Meeting. Subject to Section 6.3, the Company shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part to cause the Company Stockholder Approval to be received at the Company Stockholder Meeting or any adjournment or postponement thereof, and shall comply with all legal requirements applicable to the Company Stockholder Meeting.

(b)

Following the execution of this Agreement, Parent shall, in consultation with the Company, set a record date for the Parent Stockholder Meeting, which record date shall be prior to the date of effectiveness of the Registration Statement, and commence a broker search pursuant to Section 14a-13 of the Securities Exchange Act in respect thereof at least twenty (20) Business Days prior thereto. As promptly as practicable following the effectiveness of the Registration Statement, the Parent shall, in consultation with the Company, in accordance with Applicable Law and the Parent Organizational Documents, (i) duly call and give notice of a special meeting of the stockholders of Parent entitled to vote on the Parent Share Issuance and the Parent Charter Amendment (the “Parent Stockholder Meeting”) at which meeting Parent shall seek the Parent Stockholder Approval; (ii) cause the Joint Proxy Statement/Prospectus (and all other proxy materials for the Parent Stockholder Meeting) to be mailed to its stockholders; and (iii) duly convene and hold the Parent Stockholder Meeting on the same date and at the same time as the Company Stockholder Meeting. Subject to Section 7.2, Parent shall use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, necessary, proper or advisable on its part to cause the Parent Stockholder Approval to be received at the Parent Stockholder Meeting or any adjournment or postponement thereof, and shall comply with all legal requirements applicable to the Parent Stockholder Meeting.

(c)

Following the execution of this Agreement, Parent and the Company shall each set a record date for their respective annual meetings of stockholders (respectively, the “Parent Annual Meeting” and “Company Annual Meeting”) and shall use commercially reasonable efforts to duly call, give notice of and hold such annual meetings of stockholders as soon as is reasonably practicable following the date hereof, and in any event prior to May 15, 2020.

(d)

Each of the Company and Parent shall coordinate with the other regarding the record date and the meeting date for the Company Stockholder Meeting and the Parent Stockholder Meeting, it being the intention of the Company and Parent that the record date and meeting date for each such meeting of stockholders shall be the same.

(e)

Notwithstanding (i) any Company Adverse Recommendation Change or Parent Adverse Recommendation Change; or (ii) the public proposal or announcement or other submission to the Company or any of its Representatives of a Company Acquisition Proposal or the public proposal or announcement or other submission to Parent or any of its Representatives of a Parent Acquisition Proposal, unless this Agreement is terminated in accordance with its terms and subject to the fiduciary duties of the Board of Directors of the Company and the Board of Directors of Parent, as applicable, under Applicable Law, the obligations of the Company and Parent under Section 8.2 and this Section 8.3 shall continue in full force and effect.

8.4	Financing and Financing Cooperation.

(a)

Parent shall, and shall cause the Borrowers and its and their Subsidiaries and Representatives, in each case to, use commercially reasonable efforts to take (or cause to be taken) all actions, and to do (or cause to be done) all things necessary, proper or advisable such that prior to the Closing, Parent may consummate the Financing, including by using commercially reasonable efforts to (i) negotiate and enter into definitive agreements with respect to the Financing (the “Financing Documents”) (in each case on terms and conditions taken as a whole not less favorable than those described in the Commitment Letter on the date hereof); (ii) satisfy (or, if deemed advisable by both Parent and the Company, seek a waiver of) on a timely basis all conditions in any Financing Documents that are within its control and otherwise comply with all of its obligations thereunder; (iii) maintain in effect the Commitment Letter and any Financing

Documents until the Financing is consummated or this Agreement is terminated in accordance with its terms; (iv) assuming that all conditions contained in the Commitment Letter have been satisfied, consummate the Financing; and (v) enforce Parent’s rights under the Commitment Letter and/or any Financing Documents (as applicable) in the event of a breach by any counterparty thereto that would reasonably be expected to prevent the refinancing of the Company Credit Agreement, Parent Credit Agreement and Company Notes at the Closing. Parent shall give the Company prompt oral and written notice of any material breach or default by any party to any Financing Documents or any Alternative Financing (as defined below), in each case of which it has become aware, and any purported termination or repudiation by any party to any Financing Documents or any Alternative Financing, in each case of which it has become aware, or upon receipt of written notice of any material dispute or disagreement between or among the parties to any Financing Documents or any Alternative Financing or any Financing Source. Neither Parent, nor any Subsidiary of Parent, shall amend, waive or modify any material provision of the Commitment Letter (or the terms of the Financing referred to therein) without the consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. Furthermore, notwithstanding the foregoing, in no event shall Parent (or any Subsidiary of Parent) amend, supplement, terminate, waive or otherwise modify the Commitment Letter, in any manner, if such amendment, supplement, termination, waiver or other modification shall (A) reduce (or have the effect of reducing) the aggregate amount of available financing, (B) impose new or additional conditions precedent or expand upon the conditions precedent to the Financing as set forth in the existing Commitment Letter in a manner that would reasonably be expected to delay or prevent the Closing, (C) shorten the length of the commitment period provided in any Commitment Letter and/or (D) change the fees, interest rates, maturity date and/or eligibility and/or availability criteria, in each case, without the written consent of the Company. In the event any portion of the Financing becomes unavailable on the terms and conditions contemplated in any Financing Documents (or such other terms reasonably satisfactory to each of Parent and the Company), each of Parent and the Company shall use commercially reasonable efforts to promptly arrange to obtain alternative financing in the form of an ABL credit facility (“Alternative Financing”) from alternative sources in an equivalent amount (on terms and conditions taken as a whole no less favorable to Parent and the Company (and their respective Subsidiaries) than the terms and conditions under the Commitment Letter (as in effect on the date hereof)). In such event (except as otherwise set forth herein, and except for purposes of Section 5.28), the term “Financing” as used in this Agreement shall be deemed to include any Alternative Financing and the term “Commitment Letter” as used in this Agreement shall be deemed to include any amendment to the Commitment Letter entered into in accordance with the terms hereof and any commitment letters entered into with respect to any Alternative Financing.

(b)

From and after the date of this Agreement until the Closing, the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide Parent with all cooperation reasonably requested by Parent in connection with the Financing (for the avoidance of doubt, except as otherwise permitted by Section 8.4(d) below (on account of such mutual consent), solely in the form of an ABL credit facility), in each case including using such commercially reasonable efforts to (i) provide to Parent pertinent and customary financial and other information regarding the Company and its Subsidiaries (in each case, to the extent readily obtainable from the existing books and records of the Company or consistent with information required to be delivered pursuant to the Parent Credit Agreement) and to cause the Company’s senior management to participate in a reasonable number of meetings (upon reasonable advance notice and at times and locations to be mutually agreed) to discuss any such information; (ii) provide to Parent all of the financial statements (and related audit reports) described in paragraph 9 of Exhibit C of the Commitment Letter as in effect as of the date hereof and all customary and reasonably requested financial information and data readily available from the historical books and records of the Company and its Subsidiaries that is required or advisable to permit Parent and Merger Sub to prepare the pro forma financial statements required pursuant to paragraph 8 of Exhibit C of the Commitment Letter as in effect as of the date hereof; provided that Parent shall be responsible for the preparation of any pro forma financial statements and pro forma adjustments giving effect to the Transactions for use in connection with the offering of the Financing, it being understood that the Company shall cooperate with Parent in the preparation of such pro forma information to the extent its cooperation relates to customary and reasonably requested financial information and data readily available from the Company’s historical books and records; (iii) participate in and to cause the Company’s senior management to participate in a reasonable number of meetings (including customary one-on-one meetings with the parties acting as lead arrangers or agents for and prospective lenders for the Financing), conference calls, presentations, due diligence sessions and sessions with actual and prospective Financing Sources, prospective lenders and rating agencies; (iv) provide reasonable assistance in the preparation of those sections of any information memoranda or other customary materials for the syndication of an ABL credit facility that relate to the Company and its Subsidiaries and the business of the Company and its Subsidiaries; (v) assist Parent, the Borrowers and the Financing Sources with their marketing efforts with respect to the Financing, including in the preparation of materials for rating agency presentations, lender presentations, bank information memoranda or other marketing documents customarily used to arrange the Financing contemplated by the Commitment Letter (and identifying any portion of information provided that constitutes material non-public information) and to execute and deliver customary representation/authorization letters for the syndication of an ABL credit facility consistent with the requirements of the Commitment Letter as in effect on the date hereof; (vi) execute and deliver, as of the Closing (but in no event prior thereto), any definitive financing documents, including any credit agreements, guarantees, pledge agreements, security agreements, mortgages, deeds of trust and other security documents or other certificates, documents and instruments relating to guarantees, or any amendments thereto, the pledge of collateral and other customary matters ancillary to the Financing as may be reasonably requested by any Financing Sources in connection with the applicable Financing and otherwise reasonably facilitating the pledging of collateral to the extent required by the terms of the Financing, as applicable; (vii) assist Parent and the Borrowers in obtaining customary payoff letters, Lien terminations and instruments of discharge to allow for the payoff, discharge, release and termination of all Indebtedness and release of all related Liens and guarantees, in each case in respect of the Company Credit Agreement; and (viii) provide to Parent at least three (3) Business Days prior to the Closing Date all documentation and other information with respect to the Company and their Subsidiaries as shall have been reasonably requested in writing by Parent at least five (5) Business Days prior to the Closing Date that is required in connection with the Financing by U.S. and Canadian regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the Patriot Act, and the requirements of 31 CFR § 1010.230 and that are required by paragraph 5 of Exhibit C of the Commitment Letter; (ix) assisting with the preparation of a customary borrowing base certificate, including relating to the borrowing base contemplated by the Commitment Letter, delivering applicable supporting information and documentation and assisting with, and providing access and cooperation with respect to, customary appraisals and field exams (in each case, solely to the extent required by the terms of the Financing); (x) take all corporate or equivalent actions necessary (in each case to the extent customary and contingent on the Closing) to permit the consummation of the Financing and to permit the gross proceeds thereof to be made available to fund the Financing; and (xi) subject to the receipt of necessary approvals or consents (but without requiring any

Person to pay fees or expenses or incur liabilities in connection therewith) provide copies of field exams and appraisals prepared in connection with the Company Credit Agreement, provided that such exams and appraisals were otherwise completed prior to Closing in the ordinary course of business with respect to the Company Credit Agreement.

(c)

Notwithstanding the foregoing, nothing in this Section 8.4 shall require the Company or any of its Subsidiaries to (i) take any action in respect of the Financing to the extent that such action would cause any condition to Closing set forth herein to fail to be satisfied by the required time or otherwise result in a breach of this Agreement by the Company; (ii) take any action in respect of the Financing that would violate the Company’s or any of its Subsidiaries’ organizational documents or any Applicable Law, in each case in a manner that would have a Company Material Adverse Effect, or result in a non de-minimis breach of, or non de-minimis default under, any Material Contract to which the Company or any of its Subsidiaries is a party to the extent such Material Contract is with a Third Party that is unaffiliated with the Company; (iii) take any action to the extent such action would (A) unreasonably interfere with the business or operations of the Company or its Subsidiaries or (B) cause significant competitive harm to the Company or its Subsidiaries if the transactions contemplated by this Agreement are not consummated; (iv) execute and deliver any letter, agreement, document or certificate in connection with the Financing or take any corporate action that is not contingent on, or that would be effective prior to, the occurrence of the Closing; (v) pay any commitment fee or other fee or payment to obtain consent or incur any liability with respect to, or cause or permit any Lien to be placed on, any of their respective assets in connection with the Financing prior to the Closing Date; (vi) provide access to or disclose information where the Company determines that such access or disclosure would reasonably be expected to jeopardize the attorney-client privilege (but the Company or such Subsidiary shall use commercially reasonable efforts to grant such access or provide such disclosure in a manner which would not jeopardize such privilege); (vii) subject any of the Company’s or its Subsidiaries’ respective directors, managers, officers or employees to any actual or potential personal liability; (viii) cause the directors and managers of the Company or any of its Subsidiaries to adopt resolutions approving the agreements, documents and instruments pursuant to which the Financing is obtained unless such resolutions are contingent upon the occurrence of, or only effective as of, the Closing or some other date following the Closing upon which such directors and managers are or will still be directs and managers of such Company or such Subsidiary; (viii) waive or amend any terms of this Agreement or any other Contract to which the Company or any of its Subsidiaries is party; or (ix) (A) take any action that would subject it to actual or potential liability, (B) bear any cost or expense or (C) make any other payment or agree to provide any indemnity in connection with the Commitment Letter, the definitive documents related to the Financing, the Financing or any information utilized in connection therewith (in each case except following the Closing).

(d)

Notwithstanding the foregoing, if Parent and the Company mutually agree in writing (each in its sole discretion) to effect an offering of debt securities in lieu of obtaining a portion of the Financing contemplated by the Commitment Letter, then each of Parent and the Company and their respective Subsidiaries may take such actions as thereafter mutually agreed to effectuate the foregoing, and no party hereto shall be in breach of the provisions of Section 8.4(a) and/or Section 8.4(b) (as applicable) for failing to pursue (or cooperate in respect of) such portion of the Financing for which such debt securities will be substituted. Nothing in this Section 8.4 shall limit the ability of the Parent to pursue a refinancing of the Parent Notes as permitted by Section 7.1(h) pursuant to a Parent Notes Permitted Refinancing. For the avoidance of doubt, entry by Parent or its Affiliates into any engagement letter in connection with the execution of the Commitment Letter (or otherwise) shall not in any manner be inferred to be consent by the Company to any debt securities financing in connection with the Transactions.

(e)

The Company hereby consents to the use of the logos of the Company and/or each of its Subsidiaries by Parent, Merger Sub and the Borrowers, to the extent applicable, in connection with the Financing; provided that Parent, Merger Sub and the Borrowers shall ensure that such logos are used solely in a manner that is not intended to harm or disparage the Company or any of its Subsidiaries.

8.5	Redemptions of Company Notes.

Concurrently with the Closing, the Company shall, and shall cause its Subsidiaries to, reasonably cooperate with Parent to, and use commercially reasonable efforts to, take such actions as are necessary to effect the applicable satisfaction and discharge (the “Discharge”) on the Closing Date of all outstanding 5.875% senior notes due July 1, 2024 (the “Company Notes”) and Company Notes Indenture (including a concurrent delivery of a redemption notice with respect to the Company Notes). The Company shall, at Parent’s reasonable written request, (w) assist the Buyer in preparing notices of redemption (“Redemption Notices”) or irrevocable instructions relating to the Discharge (“Discharge Instructions”) with respect to the Company Notes pursuant to the requisite provisions of the Company Notes Indenture; (x) use its commercially reasonable efforts to give, or request the trustee under the Company Notes Indenture to give, to holders of the Company Notes on the Company’s behalf, any such Redemption Notices or Discharge Instructions on the Closing Date in accordance with the Company Notes Indenture, and shall provide the trustee with any officer’s certificate or opinion required by the Company Notes Indenture in connection therewith; (y) reasonably cooperate with Parent pursuant to the terms of the Company Notes Indenture to facilitate the Discharge on the Closing Date of the Company Notes Indenture, to the extent such Discharge is permitted by the Company Notes Indenture; and (z) use its commercially reasonable efforts to cause the trustee of the Company Notes to cooperate with Parent to facilitate such redemptions and/or Discharge. Notwithstanding the above, nothing in this Section 8.5 shall require the Company or any of its Subsidiaries to (i) pay or deposit any amounts required to redeem or Discharge the Company Notes except to the extent such amounts have been previously provided by Parent to the Company or its Subsidiaries, as applicable, in accordance with this Agreement (which amounts, for the avoidance of doubt, shall take into account the redemption prices set forth in the Indenture and shall include interest accrued through the date of the redemption), or (ii) issue any Redemption Notices prior to the Closing.

8.6	Public Announcements.

The initial press release concerning this Agreement, the Ancillary Agreements and the Transactions shall be a joint press release to be agreed upon by the Company and Parent. Following such initial press release, Parent and the Company shall consult with each other before issuing any additional press release, making any other public statement or scheduling any press conference, conference call or meeting with investors or analysts with respect to this Agreement or the Transactions and, except as may be required by Applicable Law or any listing agreement with or rule of any national securities exchange or association, shall not issue any such press release, make any such other public statement or schedule any such press conference, conference call or meeting before such consultation (and, to the extent applicable, shall reasonably in advance provide copies of any such press release, statement or agreement (or any scripts for any conference calls) to the other party and shall consider in good faith the comments of the other party); provided that the restrictions set forth in this Section 8.6 shall not apply to any release or public statement (a) made or proposed to be made by the Company in compliance with Section 6.3 with respect to the matters contemplated by Section 6.3, (b) made or proposed to be made by Parent in compliance with Section 7.2 with respect to the matters contemplated by Section 7.2, or (c) in connection with any dispute between the parties regarding this Agreement, any Ancillary Agreement or the Transactions.

8.7	Notices of Certain Events.

Each of the Company and Parent shall promptly advise the other of (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; (b) any notice or other communication from any Governmental Authority in connection with the Transactions; (c) any Proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to the consummation of the Transactions; (d) any change, event or fact that has had or would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect, in the case of the Company, or a Parent Material Adverse Effect, in the case of Parent; or (e) any change, event or fact that it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants contained in this Agreement; provided that no such notification shall affect the representations, warranties, covenants or agreements of the parties (or remedies with respect thereto) or the conditions to the obligations of the parties under this Agreement; provided, further, that a failure to comply with this Section 8.7 shall not constitute the failure of any condition set forth in Article 9 to be satisfied unless the underlying change or event would independently result in the failure of a condition set forth in Article 9 to be satisfied.

8.8	Section 16 Matters.

Prior to the Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under Applicable Law) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of Parent Common Stock (including derivative securities with respect to Parent Common Stock) resulting from the Transactions by each individual who is subject to the reporting requirements of Section 16(a) of the Securities Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Securities Exchange Act.

8.9	Transaction Litigation.

Each of the Company and Parent shall promptly notify the other of any stockholder demands, litigations, arbitrations or other similar Proceedings (including derivative claims) commenced against it and/or its respective directors or officers relating to this Agreement, any Ancillary Agreement or any of the Transactions or any matters relating thereto (collectively, “Transaction Litigation”) and shall keep the other party informed regarding any Transaction Litigation. Each of the Company and Parent shall cooperate with the other in the defense or settlement of any Transaction Litigation, and shall give the other party the opportunity to consult with it regarding the defense or settlement of such Transaction Litigation and shall give the other party’s advice due consideration with respect to such Transaction Litigation. Prior to the Effective Time, none of Parent, the Company nor any of their respective Subsidiaries shall settle or offer to settle any Transaction Litigation without the prior written consent of, in the case of Parent and its Subsidiaries, the Company, and, in the case of the Company and its Subsidiaries, Parent (which consent shall not be unreasonably withheld, conditioned or delayed).

8.10	Stock Exchange Delisting.

Each of the Company and Parent agrees to cooperate with the other party in taking, or causing to be taken, all actions necessary to delist the Company Common Stock from NASDAQ and terminate its registration under the Securities Exchange Act; provided that such delisting and termination shall not be effective until the Effective Time.

8.11	Governance Matters.

(a)

Parent shall take all actions necessary to cause each individual who is a member of the Board of Directors of Parent as of the date hereof to deliver to Parent concurrently with the execution by the parties hereto of this Agreement (and each other individual appointed or elected to the Board of Directors of Parent prior to the Effective Time to deliver to Parent concurrently with such appointment or election) an executed letter of resignation, such resignation to become effective as of the Effective Time.

(b)

Parent shall, and shall cause the Board of Directors of Parent to, take all necessary action (including by passing the appropriate resolutions) to cause (i) the size of the Board of Directors to be fixed at 11 as of the Effective Time and (ii) (A) six individuals designated by Parent (each such individual and her successors, a “Parent Board Designee”), three of whom shall meet applicable independence standards, and (B) five individuals designated by the Company (each such individual and her successors, a “Company Board Designee” and, together with the Parent Board Designees, the “Board Designees”)), four of whom shall meet applicable independence standards, to be appointed to the Board of Directors of Parent as of the Effective Time, including, to the extent necessary, by increasing the size of the Board of Directors of Parent and appointing the New Board Designees to fill the resulting vacancies. Subject to Section 8.11(c), (x) the Parent Board Designees shall be Gerard E. Holthaus (as lead director), Mark S. Bartlett, Gary Lindsay, Stephen Robertson, Jeff Sagansky and Bradley L. Soultz and (y) the Company Board Designees shall be Sara R. Dial, Jeffrey S. Goble, Kimberly J. McWaters, Erik Olsson and Michael W. Upchurch. Parent shall, and shall cause the Board of Directors of Parent to, take all necessary action (including by passing the appropriate resolutions) to cause that Erik Olsson be appointed as chairman of the Board of Directors of Parent as of the Effective Time.

(c)

Each of the Company Board Designees shall meet the director qualification and eligibility criteria of the Nominating and Corporate Governance Committee of the Board of Directors of Parent and shall otherwise be reasonably acceptable to the Nominating and Corporate Governance Committee of the Board of Directors of Parent (the “Company Eligibility Criteria”) and each of the Parent Board Designees shall meet the director qualification and eligibility criteria of the Nominating and Corporate Governance Committee of the Board of Directors of, and shall otherwise be reasonably acceptable to the Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Parent Eligibility Criteria” and together with the Company Eligibility Criteria, the “Eligibility Criteria”). If the Board of Directors of Parent or the Board of Directors of the Company, determine prior to the Effective Time, after consultation in good faith with the Company and Parent that any Company Board Designee or Parent Board Designee, respectively, does not meet the applicable Eligibility Criteria or any Board Designee is unwilling or unable to serve on the Board of Directors of Parent commencing on the Closing Date, Parent or the Company, as applicable, may propose another individual as a Board Designee, who must satisfy the applicable Eligibility Criteria. Each of Parent and the Company acknowledges and agrees that, as of the date hereof, it does not have any reason to believe that the Board Designees set forth in Section 8.11(b) do not satisfy the applicable Eligibility Criteria as in effect as of the date hereof.

(d)

The New Board Designees shall be divided into three classes at the direction of Parent as follows: (i) the class of directors that will stand for election at the 2021 annual shareholders meeting shall consist of and Sara R. Dial, Gerard E. Holthaus, Gary Lindsay and Kimberly J. McWaters; (ii) the class of directors that will stand for election at the 2022 annual shareholders meeting shall consist of and Jeffrey S. Goble, Stephen Robertson and Jeff Sagansky; and (iii) the class of directors that will stand for election at the 2023 annual shareholders meeting shall consist of Mark S. Bartlett, Erik Olsson, Bradley L. Soultz and Michael W. Upchurch.

(e)

Parent shall, and shall cause the Board of Directors of Parent, to take all necessary actions to have the following four committees of the Board of Parent as of the Effective Time: (i) Audit Committee, (ii) Compensation Committee, (iii) Nominating and Corporate Governance Committee and (iv) Related Party Transactions Committee. Parent shall, and shall cause the Board of Directors of Parent, to take all necessary actions to cause effective as of the Effective Time, (x) the charters for Parent’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to be automatically amended and restated to reflect the charter for each such committee attached hereto in Exhibit G-1, Exhibit G-2 and Exhibit G-3, respectively, and (y) the Related Party Transactions Committee to be governed by the charter for such committee attached hereto in Exhibit G-4. Until the 2023 annual shareholders meeting, Parent shall cause the Board of Directors of Parent to appoint Board Designees to the committees as follows: (x) each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee shall include only two Parent Board Designees and two Company Board Designees; (y) the Related Party Transactions Committee shall include three Parent Board Designees and only three Company board Designees; and (z) any other committee formed by the Board of Directors of Parent following the Closing shall include only an equal number of Parent Board Designees and Company Board Designees, in each case, to hold office in accordance with the Parent Organizational Documents.

(f)

Parent shall, and shall cause the Board of Directors of Parent to, take all necessary action to cause that the following individuals be appointed as officers of Parent effective as of the Effective Time: (i) Bradley L. Soultz as Chief Executive Officer, (ii) Kelly Williams as Chief Operating Officer and President, (iii) Tim Boswell as Chief Financial Officer, (iv) Chris Miner as SVP General Counsel and (v) Hezron Timothy Lopez as Chief Human Resources Officer. Prior to the Closing, Parent and the Company shall cooperate and reasonably agree on additional individuals to be appointed officers of Parent following the Effective Time, and Parent shall, and shall cause the Board of Directors of Parent to, take all necessary action to cause that each such individual be so appointed.

(g)	Parent and the Company agree that effective as of the Effective Time the headquarters of Parent will be moved to the Company’s existing facilities in Phoenix, Arizona.

8.12	Post-Closing Contribution.

Immediately following the Effective Time, Parent shall, and shall cause its Subsidiaries to, contribute the shares in the Surviving Corporation to Williams Scotsman, Inc.

8.13	State Takeover Statutes.

Each of Parent, Merger Sub and the Company shall (a) take all action necessary so that no “moratorium,” “control share acquisition,” “fair price,” “supermajority,” “affiliate transactions” or “business combination statute or regulation” or other similar state anti-takeover Laws or regulations, or any similar provision of the Company Organizational Documents or the Parent Organizational Documents is or becomes applicable to this Agreement, the Merger or any of the other Transactions, and (b) if any such anti-takeover Law, regulation or provision is or becomes applicable to this Agreement, the Merger or any other Transactions, cooperate and grant such approvals and take such actions as are reasonably necessary so that this Agreement, the Merger or the Transactions may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the Transactions.

8.14	Tax Matters.

(a)

Each of Parent and the Company shall (i) provide customary representations reasonably requested by counsel in order to deliver the tax opinions described under Section 9.2(f) and Section 9.3(g) and any tax opinions required in connection with the Joint Proxy Statement Prospectus and the Registration Statement and (ii) use commercially reasonable efforts (A) to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code with respect to which Parent and the Company will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code and (B) not to, and not permit or cause any of its respective Subsidiaries or Affiliates to, take or cause to be taken any action reasonably likely to cause the Merger to fail to qualify as a “reorganization” under Section 368(a) of the Code or prevent delivery of the tax opinions described under Section 9.2(f) and Section 9.3(g).

(b)

Parent and the Company intend to report the Merger for U.S. federal tax purposes as a reorganization within the meaning of Section 368(a) of the Code. Notwithstanding any provision in this Agreement to the contrary, none of Parent, the Company or any Subsidiary of either thereof shall have any liability or obligation to any holder of Company Common Stock should the Merger fail to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

9.	CONDITIONS TO THE MERGER

9.1	Conditions to the Obligations of Each Party.

The obligations of the Company, Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver) of the following conditions:

(a)	the Company Stockholder Approval shall have been obtained;

(b)	the Parent Stockholder Approval shall have been obtained;

(c)	the Financing shall have been obtained;

(d)	any applicable waiting period or periods under the HSR Act shall have expired or been terminated without the imposition of a Regulatory Adverse Effect;

(e)

no Order issued by any Governmental Authorities or other legal restraint or prohibition preventing the consummation of the Merger or any of the other Transactions shall be in effect, and no Applicable Law shall have been enacted, entered, promulgated or enforced by any Governmental Authority or otherwise be in effect that prohibits or makes illegal consummation of the Merger or any of the other Transactions;

(f)	the Registration Statement shall have been declared effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall be in effect;

(g)	the shares of Parent Common Stock to be issued in the Parent Share Issuance shall have been approved for listing on NASDAQ subject to official notice of issuance; and

(h)	the Parent Charter Amendment shall have been filed with the Secretary of State of the State of Delaware and shall have become effective.

9.2	Conditions to the Obligations of Parent and Merger Sub.

The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by Parent) of the following further conditions:

(a)	the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

(b)

(i) the representations and warranties of the Company contained in Section 4.5(a) shall be true and correct in all respects, subject only to de minimis exceptions, at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of the Company contained in Section 4.1 (other than the third sentence thereof), Section 4.2, Section 4.4(a), Sections 4.5(b) and 4.5(c), Section 4.6(b), Section 4.24, Section 4.25, Section 4.26 and Section 4.28 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (iii) the representations and warranties of the Company contained in Section 4.10(a)(ii) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of the Company contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Company Material Adverse Effect, shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(c)

since the date of this Agreement, there shall not have occurred any event, change, effect, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(d)	Parent shall have received a certificate from an executive officer of the Company confirming the satisfaction of the conditions set forth in Section 9.2(a), Section 9.2(b) and Section 9.2(c);

(e)	the Company Annual Meeting shall have occurred; and

(f)

Parent shall have received an opinion of Tax Counsel, in form and substance reasonably satisfactory to Parent, dated as of the Closing Date, to the effect that, on the basis of certain facts, representations and assumptions set forth in such opinion, the Merger will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code (and, in rendering such opinion, such counsel may require and rely upon representations contained in certificates of officers of Parent and the Company, reasonably satisfactory in form and substance to such counsel).

9.3	Conditions to the Obligations of the Company.

The obligations of the Company to consummate the Merger are subject to the satisfaction (or, to the extent permitted by Applicable Law, waiver by the Company) of the following further conditions:

(a)	each of Parent and Merger Sub shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

(b)

(i) the representations and warranties of Parent contained in Section 5.5(a) shall be true and correct in all respects, subject only to de minimis exceptions, at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (ii) the representations and warranties of Parent contained in Section 5.1 (other than the third sentence thereof), Section 5.2, Section 5.4(a), Section 5.5(b) and 5.5(c), Section 5.6(b), Section 5.24, Section 5.25 and Section 5.26 shall be true and correct in all material respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date); (iii) the representations and warranties of Parent contained in Section 5.10(a)(ii) shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing; and (iv) the other representations and warranties of Parent contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Parent Material Adverse Effect, shall be true and correct at and as of the date of this Agreement and at and as of the Closing as if made at and as of the Closing (or, if such representations and warranties are given as of another specific date, at and as of such date), except, in the case of this clause (iv) only, where the failure of such representations and warranties to be true and correct has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

(c)

since the date of this Agreement, there shall not have occurred any event, change, effect, development or occurrence that has had or would reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect;

(d)	the Significant Stockholder Share Exchange shall have occurred;

(e)

the Company shall have received a certificate from an executive officer of Parent confirming the satisfaction of the conditions set forth in Section 9.3(a), Section 9.3(b), Section 9.3(c) and Section 9.3(d);

(f)	the Parent Annual Meeting shall have occurred; and

(g)

the Company shall have received an opinion of Tax Counsel, in form and substance reasonably satisfactory to the Company, dated as of the Closing Date, to the effect that, on the basis of certain facts, representations and assumptions set forth in such opinion, the Merger will be treated for federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Code (and, in rendering such opinion, such counsel may require and rely upon representations contained in certificates of officers of Parent and the Company, reasonably satisfactory in form and substance to such counsel).

10.	TERMINATION

10.1	Termination.

This Agreement may be terminated and the Merger and the other Transactions may be abandoned at any time prior to the Effective Time (notwithstanding receipt of the Company Stockholder Approval, the Parent Stockholder Approval or Voting Agreement, except in the case of Section 10.1(c)(i) and Section 10.1(d)(i)), in which case, at any time prior to the Company Stockholders Meeting and Parent Stockholder Meeting, as applicable):

(a)	by mutual written agreement of the Company and Parent;

(b)	by either the Company or Parent, if:

(i)

the Merger has not been consummated on or before the date that is nine months after the date of this Agreement (as such date may be extended pursuant to the following proviso, the “End Date”); provided that, if on such date, one or more of the conditions to the Closing set forth in (A) Section 9.1(d) or (B) Section 9.1(e) (if, in the case of clause (B), the Order or Applicable Law relates to the matter referenced in Section 9.1(d)) shall not have been satisfied, but all other conditions to the Closing shall have been satisfied (or in the case of conditions that by their terms are to be satisfied at the Closing, shall be capable of being satisfied or waived on such date) or waived, then the End Date shall be extended for an additional three months if either the Company or Parent notifies the other party in writing on or prior to 5:00 pm New York time on the date that is nine months after the date of this Agreement, of its election to so extend the End Date; provided that the right to terminate this Agreement or extend the End Date pursuant to this Section 10.1(b)(i) shall not be available to any party whose breach of any provision of this Agreement primarily causes or results in the failure of the Merger to be consummated by such time;

(ii)

there shall be in effect any Applicable Law enacted after the date hereof in the United States or any of its territories that permanently enjoins, prevents or prohibits the consummation of the Transactions (including the Merger) and, if such Applicable Law is an Order, such Order shall have become final and non-appealable; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(ii) shall not be available to any party who has failed to perform its obligations under this Agreement, including its obligations under Section 8.1;

(iii)	the Company Stockholder Approval shall not have been obtained upon a vote taken thereon at the Company Stockholder Meeting (including any adjournment or postponement thereof); or

(iv)	the Parent Stockholder Approval shall not have been obtained upon a vote taken thereon at the Parent Stockholder Meeting (including any adjournment or postponement thereof).

(c)	by Parent, if:

(i)	a Company Adverse Recommendation Change shall have occurred at any time prior to the Company Stockholder Meeting;

(ii)

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.2(a) or Section 9.2(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by the Company within thirty (30) days following written notice to the Company from Parent of such breach or failure to perform, but Parent may terminate this Agreement under this Section 10.1(c)(ii) only so long as Parent is not then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by Parent would cause any condition set forth in Section 9.3(a) or Section 9.3(b) not to be satisfied;

(iii)

prior to receipt of the Parent Stockholder Approval, the Board of Directors of Parent authorizes Parent to enter into a definitive agreement with respect to a Parent Superior Proposal; provided that Parent shall not be entitled to terminate the Agreement under this Section 10.1(c)(iii) unless Parent has complied in all material respects with all of its obligations under Section 7.2 with respect to such Parent Superior Proposal (including with respect to the Parent Acquisition Proposal underlying or leading to such Parent Superior Proposal); provided further that prior to or concurrently with such termination Parent pays, or causes to be paid, to the Company the Parent Termination Fee due under Section 10.3(b); or

(iv)

the Company shall have willfully breached any of its obligations under Section 6.3; provided that in no event shall Parent be entitled to terminate this Agreement pursuant to this Section 10.1(c)(iv) following the receipt of the Company Stockholder Approval.

(d)	by the Company, if:

(i)	a Parent Adverse Recommendation Change shall have occurred at any time prior to the Parent Stockholder Meeting;

(ii)

a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred that would cause any condition set forth in Section 9.3(a) or Section 9.3(b) not to be satisfied, and such breach or failure to perform (A) is incapable of being cured by the End Date or (B) has not been cured by Parent or Merger Sub, as applicable, within thirty (30) days following written notice to Parent from the Company of such breach or failure to perform, but the Company may terminate this Agreement under this Section 10.1(d)(ii) only so long as the Company is not then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement, which breach by the Company would cause any condition set forth in Section 9.2(a) or Section 9.2(b) not to be satisfied;

(iii)

prior to receipt of the Company Stockholder Approval, the Board of Directors of the Company authorizes the Company to enter into a definitive agreement with respect to a Company Superior Proposal; provided that the Company shall not be entitled to terminate the Agreement under this Section 10.1(d)(iii) unless the Company has complied in all material respects with all of its obligations under Section 6.3 with respect to such Company Superior Proposal (including with respect to the Company Acquisition Proposal underlying or leading to such Company Superior Proposal); provided further that prior to or concurrently with such termination the Company pays, or causes to be paid, to Parent the Company Termination Fee due under Section 10.3(a); or

(iv)

Parent shall have willfully breached any of its obligations under Section 7.2 and/or the Significant Stockholder shall have willfully breached any of its obligations under Section 4.03 of the Voting Agreement; provided that in no event shall the Company be entitled to terminate this Agreement pursuant to this Section 10.1(d)(iv) following the receipt of the Parent Stockholder Approval.

The party desiring to terminate this Agreement pursuant to this Section 10.1 (other than pursuant to Section 10.1(a)) shall give written notice of such termination to the other party.

10.2	Effect of Termination.

If this Agreement is terminated pursuant to Section 10.1, this Agreement shall become void and of no effect without liability of any party (or any stockholder or Representative of such party) to the other party hereto, except as provided in Section 10.3; provided that, (i) subject to Section 10.3(d), neither Parent nor the Company shall be released from any liabilities or damages arising out of any (a) fraud by any party or (b) the willful breach by any party of any provision set forth in this Agreement and (ii) any payment of the Company Termination Fee or the Parent Termination Fee shall not relieve either party from any liability or obligation under Section 11.4. The provisions of this Section 10.2, Section 10.3 and Article 11 (other than Section 11.13) shall survive any termination hereof pursuant to Section 10.1. In addition, the termination of this Agreement shall not affect the parties’ respective obligations under the Confidentiality Agreement.

10.3	Termination Fees.

(a)	If this Agreement is terminated:

(i)

by Parent pursuant to Section 10.1(c)(i) or Section 10.1(c)(iv) or by the Company or Parent pursuant to Section 10.1(b)(iii) at a time when this Agreement was terminable by Parent pursuant to Section 10.1(c)(i) or Section 10.1(c)(iv);

(ii)	by the Company pursuant to Section 10.1(d)(iii);

(iii)

by the Company or Parent pursuant to Section 10.1(b)(iii) and: (A) at or prior to the Company Stockholder Meeting a Company Acquisition Proposal shall have been publicly disclosed or announced or made known to the management or board of directors of the Company and not withdrawn at least three (3) days in advance of the Company Stockholder Meeting; and (B) on or prior to the first (1st) anniversary of such termination of this Agreement, (1) a transaction relating to such Company Acquisition Proposal is consummated or (2) a definitive agreement relating to such Company Acquisition Proposal is entered into by the Company (and such Company Acquisition Proposal is subsequently consummated before or after the first (1st) anniversary of such termination of this Agreement); or

(iv)

by the Company or Parent pursuant to Section 10.1(b)(i) (without the Company Stockholder Approval having been obtained) and: (A) at or prior to the time of termination of this Agreement, a Company Acquisition Proposal shall have been publicly disclosed or announced or made known to the management or board of directors of the Company and not withdrawn at least three (3) days in advance of the End Date; and (B) on or prior to the first (1st) anniversary of such termination of this Agreement, (1) a transaction relating to such Company Acquisition Proposal is consummated or (2) a definitive agreement relating to such Company Acquisition Proposal is entered into by the Company (and such Company Acquisition Proposal is subsequently consummated before or after the first (1st) anniversary of such termination of this Agreement).

then, in each case, the Company shall pay to Parent, in cash at the time specified in the following sentence, a fee in the amount of $57,086,000 (the “Company Termination Fee”). The Company Termination Fee shall be paid as follows: (x) in the case of clause (i) of this Section 10.3(a), within three (3) Business Days after the date of termination of this Agreement; (y) in the case of clause (ii) of this Section 10.3(a), immediately prior to or concurrently with such termination; or (z) in the case of clause (iii) or (iv) of this Section 10.3(a), within three (3) Business Days after the consummation of the applicable transaction. For purposes of clauses (iii)(B) and (iv)(B) of this Section 10.3(a), “Company Acquisition Proposal” shall have the meaning assigned thereto in Section 1.1 except that references in the definition to “20%” shall be replaced by “50%”.

(b)	If this Agreement is terminated:

(i)

by the Company pursuant to Section 10.1(d)(i) or Section 10.1(d)(iv) or by Parent or the Company pursuant to Section 10.1(b)(iv) at a time when this Agreement was terminable by the Company pursuant to Section 10.1(d)(i) or Section 10.1(d)(iv);

(ii)	by Parent pursuant to Section 10.1(c)(iii);

(iii)

by the Company or Parent pursuant to Section 10.1(b)(iv), and: (A) at or prior to the Parent Stockholder Meeting a Parent Acquisition Proposal shall have been publicly disclosed or announced or made known to the management or board of directors of Parent and not withdrawn at least three (3) days in advance of the Parent Stockholder Meeting; and (B) on or prior to the first (1st) anniversary of such termination of this Agreement, (1) a transaction relating to such Parent Acquisition Proposal is consummated or (2) a definitive agreement relating to such Parent Acquisition Proposal is entered into by Parent (and such Parent Acquisition Proposal is subsequently consummated before or after the first (1st) anniversary of such termination of this Agreement); or

(iv)

by the Company or Parent pursuant to Section 10.1(b)(i) (without the Parent Stockholder Approval having been obtained) and: (A) at or prior to the time of termination of this Agreement, a Parent Acquisition Proposal shall have been publicly disclosed or announced or made known to the management or board of directors of

Parent and not withdrawn at least three (3) days in advance of the End Date; and (B) on or prior to the first (1st) anniversary of such termination of this Agreement, (1) a transaction relating to such Parent Acquisition Proposal is consummated or (2) a definitive agreement relating to such Parent Acquisition Proposal is entered into by Parent (and such Parent Acquisition Proposal is subsequently consummated before or after the first (1st) anniversary of such termination of this Agreement).

then, in each case, Parent shall pay to the Company, in cash at the time specified in the following sentence, a fee in the amount of $66,600,000 (the “Parent Termination Fee”). The Parent Termination Fee shall be paid as follows: (x) in the case of clause (i) of this Section 10.3(b), within three (3) Business Days after the date of termination of this Agreement; (y) in the case of clause (ii) of this Section 10.3(b), immediately prior to or concurrently with such termination; or (z) in the case of clause (iii) or (iv) of this Section 10.3(b), within three (3) Business Days after the consummation of the applicable transaction. For purposes of clauses (iii)(B) and (iv)(B) of this Section 10.3(b), “Parent Acquisition Proposal” shall have the meaning assigned thereto in Section 1.1 except that references in the definition to “20%” shall be replaced by “50%”.

(c)

Any payment of the Company Termination Fee or the Parent Termination Fee shall be made by wire transfer of immediately available funds to an account designated in writing by Parent or the Company, as applicable.

(d)

The parties agree and understand that (i) in no event shall the Company be required to pay the Company Termination Fee on more than one occasion and in no event shall Parent be required to pay the Parent Termination Fee on more than one occasion and (ii) in no event shall Parent be entitled, pursuant to this Section 10.3, to receive an amount greater than the Company Termination Fee plus any Collection Expenses and in no event shall the Company be entitled, pursuant to this Section 10.3, to receive an amount greater than the Parent Termination Fee plus any Collection Expenses. Notwithstanding anything to the contrary in this Agreement, except in the case of fraud or willful breach, (x) if Parent receives the Company Termination Fee from the Company pursuant to this Section 10.3 or if the Company receives the Parent Termination Fee from Parent pursuant to this Section 10.3, such payment (together with any Collection Expenses) shall be the sole and exclusive remedy of the receiving party against the paying party and its Subsidiaries and their respective former, current or future partners, stockholders, managers, members, Affiliates and Representatives and none of the paying party, any of its Subsidiaries or any of their respective former, current or future partners, stockholders, managers, members, Affiliates or Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, and (y) if (A) Parent or Merger Sub receive any payments from the Company in respect of any breach of this Agreement and thereafter Parent receives the Company Termination Fee pursuant to this Section 10.3 or (B) the Company receives any payments from Parent or Merger Sub in respect of any breach of this Agreement and thereafter the Company receives the Parent Termination Fee pursuant to this Section 10.3, the amount of such Company Termination Fee or Parent Termination Fee, as applicable, shall be reduced by the aggregate amount of such payments made by the party paying the Company Termination Fee or Parent Termination Fee, as applicable, in respect of any such breaches. The parties acknowledge that the agreements contained in this Section 10.3 are an integral part of the Transactions, that, without these agreements, the parties would not enter into this Agreement and that any amounts payable pursuant to this Section 10.3 do not constitute a penalty. Accordingly, if any party fails to promptly pay any amount due pursuant to this Section 10.3, such party shall also pay any costs and expenses (including reasonable legal fees and expenses)

incurred by the party entitled to such payment in connection with a legal action to enforce this Agreement that results in a judgment for such amount against the party failing to promptly pay such amount. Any amount not paid when due pursuant to this Section 10.3 shall bear interest from the date such amount is due until the date paid at a rate equal to the prime rate as published in The Wall Street Journal, Eastern Edition in effect on the date of such payment (such interest, together with costs and expenses of enforcement as provided in the immediately preceding sentence, “Collection Expenses”).

11.	MISCELLANEOUS

11.1	Notices.

All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and e-mail transmission, so long as a receipt of such e-mail is requested and received) and shall be given,

If to Parent or Merger Sub:

WillScot Corporation

901 S. Bond Street, #600

Attn: Bradley L. Soultz

Hezron Lopez

Phone: (401) 931-6000

Email: Bradley.soultz@willscot.com

  Hezron.lopez@willscot.com

With a copy to:

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attn: William Schwitter

Phone: (212) 610-6442

Email: William.schwitter@allenovery.com

If to the Company:

Mobile Mini, Inc.

4646 E. Van Buren Street

Phoenix, AZ 85008

Attn: Kelly Williams

  Chris Miner

Phone: (480) 719-5676

  (480) 477-0241

Email: kwilliams@mobilemini.com

  cminer@mobilemini.com

With a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attn: Phillip R. Mills

Phone: (212) 450-4618

Email: Phillip.mills@davispolk.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

11.2	Survival.

The representations, warranties, covenants and agreements contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective Time, except for the covenants and agreements set forth in Article 2, Section 7.4, Section 7.5, Section 8.11, Section 8.12 and this Article 11.

11.3	Amendments and Waivers.

(a)

Any provision of this Agreement may be amended or waived prior to the Effective Time if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective; provided that after the Company Stockholder Approval or the Parent Stockholder Approval has been obtained, there shall be no amendment or waiver that would require the further approval of the stockholders of the Company or the stockholders of Parent under Applicable Law without such approval having first been obtained. Notwithstanding anything to the contrary contained herein, no modification, waiver or termination of this Section 11.3, Section 10.3, Section 11.6, Section 11.7, Section 11.8, Section 11.9, Section 11.11 or Section 11.14 (and in each case any of the defined terms used therein and any other provision of this Agreement to the extent a modification, waiver or termination of such provision would modify the substance of any of the foregoing provisions or defined terms) that is adverse to the interests of any Lender or Financing Source will be effective against a Lender or a Financing Source without the prior written consent of such Lender or Financing Source so adversely affected.

(b)

No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

11.4	Expenses.

Except as otherwise provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, including the provision of any information and documentary material requested in connection therewith in connection with any Filings under the HSR Act or any other Antitrust Laws or requests or compliance obligations, if any, made prior to Closing by any Antirust Authority under any Antitrust Law. Following Closing, any additional filing fees or costs associated with information and documentary material requested in connection therewith shall be the sole responsibility of Parent.

11.5	Disclosure Schedule References and SEC Document References.

The parties hereto agree that each section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule, as applicable, shall be deemed to qualify the corresponding section or subsection of this Agreement, irrespective of whether or not any particular section or subsection of this Agreement specifically refers to the Company Disclosure Schedule or the Parent Disclosure Schedule, as applicable. The parties hereto further agree that (other than with respect to any items disclosed in Section 4.15(a) of the Company Disclosure Schedule and Section 5.15(a) of the Parent Disclosure Schedule, in each case, for which an explicit reference in any other section shall be required in order to apply to such section) disclosure of any item, matter or event in any particular section or subsection of either the Company Disclosure Schedule or the Parent Disclosure Schedule shall be deemed disclosure with respect to any other section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule, as applicable, to which the relevance of such disclosure would be reasonably apparent on its face, without review of the underlying documents, notwithstanding the omission of a cross-reference to such other section or subsections.

11.6	Binding Effect; Benefit; Assignment.

(a)

The provisions of this Agreement shall be binding upon and shall inure solely to the benefit of the parties hereto, are not intended to confer upon any Person other than the Parties any rights, benefits, remedies, obligations or liabilities hereunder, except for: (i) only following the Effective Time, the right of (A) the Company’s stockholders to receive the Merger Consideration in respect of shares of Company Common Stock pursuant to Section 2.3 and (B) the holders of Company Equity Awards to receive, as applicable, Assumed Stock Options or Company Restricted Stock Award Consideration pursuant to Section 2.5, (ii) the right of the Company Indemnified Parties to enforce the provisions of Section 7.4 and (iii) the right of each of the Lenders and Financing Sources as an express third-party beneficiary of Section 10.3, Section 11.3, this Section 11.6, Section 11.7, Section 11.8, Section 11.9 or Section 11.14.

(b)

No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each other party hereto, except that Parent may assign its rights and interests (but not its obligations) hereunder to any Financing Source as collateral for security purposes in connection with the Financing without prior consent; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder or enlarge, alter or change any obligation of any other party hereto or due to Parent or Merger Sub.

11.7	Governing Law.

Except as provided in Section 11.8, this Agreement and all Proceedings (whether civil, criminal or administrative and whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement, any of the transactions contemplated by this Agreement or the actions of Parent, Merger Sub or the Company in the negotiation, administration, performance and enforcement hereof or thereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

11.8	Jurisdiction/Venue.

Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or Proceeding relating to the Transactions, on behalf of itself or its property, in accordance with Section 11.1 or in such other manner as may be permitted by Applicable Law, and nothing in this Section 11.8 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its property in any action or Proceeding to the exclusive general jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware in the event any dispute arises out of this Agreement or the Transactions, or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or Proceedings arising in connection with this Agreement or the Transactions shall be brought, tried and determined only in the Delaware Court of Chancery (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware; (e) waives any objection that it may now or hereafter have to the venue of any such action or Proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any action relating to this Agreement or the Transactions in any court other than the aforesaid courts. Each of Parent, Merger Sub and the Company agrees that a final judgment in any action or Proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law. Notwithstanding anything to the contrary contained in this Agreement, each of the parties, their respective Affiliates and their and their respective Affiliates’ shareholders, officers, directors, employees, controlling persons, agents, and Representatives (x) agrees that it will not bring or support any Person in any Proceeding, including cross-claims and Third Party claims, before any Governmental Authority of any kind or description, whether at law or in equity, whether in contract or in tort or otherwise, against any of the Financing Sources in any way relating to this Agreement or any of the Transactions, including any dispute arising out of or relating in any way to the Commitment Letter or the Financing or the performance thereof or the transactions or financings contemplated thereby, in any forum other than the United States Federal and New York State courts located in the Borough of Manhattan, New York County, State of New York (and any appellate courts thereof), (y) submits for itself and its property with respect to any such action to the exclusive jurisdiction of such courts, and (z) agrees that, except as specifically set forth in the Commitment Letter, all claims or causes of action (whether at law, in equity, in Contract, in tort or otherwise) against any of the Financing Sources in any way relating to this Agreement, the Financing or the performance thereof or the financings contemplated thereby, shall be exclusively governed by, and construed in accordance with, the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

11.9	WAIVER OF JURY TRIAL.

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING (INCLUDING BUT NOT LIMITED TO LITIGATION) OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE MERGER OR THE OTHER TRANSACTIONS THEREOF, INCLUDING ARISING OUT OF OR RELATING TO THE COMMITMENT LETTER OR THE FINANCING OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY, INCLUDING IN ANY ACTION, PROCEEDING OR COUNTERCLAIM AGAINST ANY LENDER OR FINANCING SOURCE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (b) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (c) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (d) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 11.9.

11.10	Counterparts; Effectiveness.

This Agreement may be signed in any number of counterparts, including by facsimile or by email with .pdf attachments, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

11.11	Entire Agreement.

This Agreement, the Ancillary Agreements (as applicable) and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

11.12	Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

11.13	Specific Performance.

The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except where this Agreement is terminated in accordance with Section 10.1, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy. The parties further agree that (x) by seeking the remedies provided for in this Section 11.13, a party shall not in any respect waive its right to seek any other form of relief that may be available to a party under this Agreement, including, subject to Section 10.3(d), monetary damages and (y) nothing contained in this Section 11.13 shall require any party to institute any Proceeding for (or limit any party’s right to institute any Proceeding for) specific performance under this Section 11.13 before exercising any termination right under Section 10.1 or pursuing damages nor shall the commencement of any action pursuant to this Section 11.13 or anything contained in this Section 11.13 restrict or limit any party’s right to terminate this Agreement in accordance with the terms of Section 10.1 or pursue any other remedies under this Agreement that may be available then or thereafter. Notwithstanding the foregoing, if the Closing does not occur due to termination pursuant to Article 10, which termination results in the payment of a Parent Termination Fee or Company Termination Fee under Section 10.3, the payment of such Parent Termination Fee or Company Termination Fee, as the case may be, shall be the sole and exclusive remedy of the terminating party and under no circumstances shall a party or any of its Affiliates or Representatives be permitted or entitled to receive a grant of specific performance in such event.

11.14	No Recourse; Limitation of Liability.

Notwithstanding any provision of this Agreement or otherwise, the parties hereto agree, on their own behalf and on behalf of their respective Subsidiaries and Affiliates, that (a) this Agreement may only be enforced against, and any claim for breach of this Agreement may only be made against, the parties hereto and then only with respect to the specific obligations set forth herein with respect to such party and (b) with respect to each party hereto, no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor, Lender, Financing Source, Representative or agent of such party shall have any liability (whether in contract or tort, at law or in equity or otherwise, or based upon any theory that seeks to impose liability of an entity party hereto against its owners or Affiliates) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of such party or for any claim based on, arising out of or related to this Agreement or the Transactions. Notwithstanding anything to the contrary contained herein, the parties hereto (each on behalf of itself and any of its Subsidiaries and Affiliates, and their respective directors, officers, employees, agents and Representatives) hereby waive any rights or claims, whether at law or at equity, in contract, in tort or otherwise against the Financing Sources in connection with this Agreement and hereby agree that in no event shall the Financing Sources have any liability or obligation hereunder to the parties hereto or their respective Subsidiaries, Affiliates, and their respective directors, officers, employees, agents and Representatives and (c) in no event shall the parties hereto (x) seek or obtain, (y) support any person to seek or obtain, or (z) permit any of its Subsidiaries and Affiliates and their and their Affiliates’ respective directors, officers, employees, agents and Representatives to seek or obtain, any damages of any kind against any Financing Source (including special, consequential, indirect or punitive damages or damages of a tortious nature), in each case in connection with this Agreement; provided that, notwithstanding the foregoing, in no event shall this Section 11.14 or any other provision of this Agreement modify or impair the rights and remedies of the parties to the Commitment Letter (including any related fee letter or engagement letter) or any definitive documentation with respect to the Financing, and all such rights and remedies shall be as set forth in such agreements and as otherwise provided by Applicable Law.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

WILLSCOT CORPORATION

By:	/s/ Bradley L. Soultz
Name:	Bradley L. Soultz
Title:	President & CEO

PICASSO MERGER SUB, INC.

By:	/s/ Bradley L. Soultz
Name:	Bradley L. Soultz
Title:	President & CEO

MOBILE MINI, INC.

By:	/s/ Kelly Williams
Name:	Kelly Williams
Title:	President & CEO

Signature page to Agreement and Plan of Merger

EXHIBIT A

FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF SURVIVING CORPORATION

MOBILE MINI, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

A. That the name of the Corporation is MOBILE MINI, INC.

B. That the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 21, 1993 (the “Original Certificate of Incorporation”), and that the Original Certificate of Incorporation was subsequently amended on August 12, 1993, amended on November 12, 1993, amended on December 22, 1993, amended on February 3, 1994, amended on November 16, 1995, amended and restated on November 19, 1997, amended on July 24, 2000, amended on June 26, 2008, and amended on September 14, 2015.

C. Effective upon the acceptance of this Amended and Restated Certificate of Incorporation for filing by the Secretary of State of the State of Delaware (the “Effective Time”), the Original Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE FIRST. The name of the corporation is MOBILE MINI, INC. (the “Corporation”).

ARTICLE SECOND. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE FOURTH. The total number of shares of stock that the Corporation shall have authority to issue is 100. All such shares are to be common stock, par value of $0.01 per share, and are to be of one class.

ARTICLE FIFTH. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE SIXTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under any provision of the DGCL, as the same now exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE SEVENTH. To the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, the Corporation shall indemnify any and all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section, including directors and officers of the Corporation who were directors or officers of the Corporation prior to the Effective Time, and the Corporation may, in the sole discretion of the Corporation’s Board of Directors (the “Board”) and to such extent and to such effect as the Board shall determine to be appropriate and authorized by the DGCL, indemnify and hold harmless those individuals who served as employees or agents of the Corporation prior to the Effective Time. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise, both as to action in his or her official capacity and to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE EIGHTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw.

ARTICLE NINTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

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EXHIBIT B

PARENT CHARTER AMENDMENT

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

[COMBINED CORPORATION]

The present name of the corporation is WillScot Corporation. The corporation was incorporated under the name “Double Eagle Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on November 29, 2017. This Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation is hereby amended, integrated and restated to read in its entirety as follows:

ARTICLE I

Name

The name of the Corporation is [Combined Corporation] (the “Corporation”).

ARTICLE II

Registered Agent; Registered Office

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

[Reserved]

ARTICLE V

Capital Stock

1. Authorized Shares.

(a) The total number of shares of all classes of stock that the Corporation is authorized to issue is 501,000,000 shares of stock, consisting of (i) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”) and (ii) 500,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”).

(b) Immediately upon the effectiveness (the “Effective Time”) of this Amended and Restated Certificate of Incorporation (as amended from time to time, the “Certificate of Incorporation”), each share of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) issued and outstanding or held as treasury stock immediately prior to the Effective Time shall, automatically and without the need for any further action, be reclassified as, and shall be converted into, one validly issued, fully paid and nonassessable share of Common Stock. Any stock certificate that immediately prior to the Effective Time represented shares of Class A Common Stock shall from and after the Effective Time be deemed to represent shares of Common Stock into which the shares formerly represented by such certificate have been reclassified and converted, without the need for surrender or exchange thereof.

2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors of the Corporation (the “Board”) and the filing of a certificate pursuant to the applicable law of the State of Delaware (a “Preferred Designation”), authority to do so being hereby expressly vested in the Board. The Board is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, subject to obtaining a vote of the holders of any series of Preferred Stock, if such a vote is required pursuant to the terms of the Certificate of Incorporation (including any Preferred Designation).

3. Common Stock.

(a) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Designation), the holders of the Common Stock shall possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any Preferred Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation (including any Preferred Designation) or pursuant to the Section 242(b)(2) of the DGCL (or any other similar, successor provision thereof).

(b) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

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(c) Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

(d) Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation.

ARTICLE VI

Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board shall have the power to adopt, amend, repeal or otherwise alter the bylaws of the Corporation (the “Bylaws”) without any action on the part of the stockholders. The Bylaws may also be amended, supplemented or repealed by the stockholders at an annual or special meeting of the stockholders, the notice for which designates that an amendment, supplement or repeal of one or more of such sections is to be considered, and only by an affirmative vote of the holders of a majority in voting power of the outstanding shares of stock entitled to vote upon such amendment, supplement or repeal, voting as a single class.

ARTICLE VII

Directors

1. Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by the Certificate of Incorporation or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Number; Term; Election; Qualification. The number of directors that constitutes the Board shall be fixed from time to time by resolution of the Board in accordance with the Bylaws, and shall consist of not less than three or more than thirteen directors. The Board shall be divided into three classes designated Class I, Class II and Class III. The number of directors elected to each class shall be as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. Each Class I director shall be elected to an initial term to expire at the first annual meeting of stockholders following the Effective Time, each Class II director shall be elected to an initial term to expire at the second annual meeting of stockholders following the Effective Time and each Class III director shall be elected to an initial term to expire at the third annual meeting of stockholders following the Effective Time. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors have been duly elected and qualified or until their earlier resignation or removal, except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter changed, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3. Removal and Vacancies. Subject to the rights of the holders of any series of Preferred Stock, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only: (i) prior to the third annual meeting of stockholders following the Effective Time, by the Nominating and Corporate Governance Committee and (ii) from and after the third annual meeting of stockholders following the Effective Time, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A person so elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

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4. Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VIII

Limitation of Liability and Indemnification

1. Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Article VIII, Section 1 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment..

2. Indemnification. The Corporation shall, in accordance with this Certificate of Incorporation and the Bylaws, indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation), any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board. Any amendment, repeal or modification of this Section 2 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

3. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE IX

Exclusive Jurisdiction for Certain Actions

1. Exclusive Forum. Unless the Board or one of its duly authorized committees otherwise approves in writing, the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware also does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Certificate of Incorporation or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”).

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2. Personal Jurisdiction. If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with Section 1 above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior written approval of the Board or one of its duly authorized committees, such Claiming Party shall, to the fullest extent permitted by law, be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce Section 1 above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.

3. Notice and Consent. Any person or entity purchasing or otherwise acquiring or holding any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX and waived any argument relating to the inconvenience of the forums reference above in connection with any Covered Proceeding.

ARTICLE X

Severability

If any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Certificate of Incorporation (including, without limitation, each portion of any section of the Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of the Certificate of Incorporation (including, without limitation, each such portion of any section of the Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XI

Corporate Opportunity

The Corporation hereby renounces pursuant to Section 122(17) of the DGCL any interest or expectancy in, or being offered an opportunity to participate in, any business opportunity or classes or categories of business opportunities that are presented to any of the Corporation’s non-employee directors or any of their affiliates (together, an “Identified Person”) which may be a corporate opportunity for such Identified Person and the Corporation or any of its affiliates. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its affiliates, such Identified Person shall, to the fullest extent permitted by the DGCL, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its affiliates and, to the fullest extent permitted by the DGCL, shall not be liable to the Company, its affiliates or its stockholders for breach of any fiduciary duty as a stockholder or director of the Company solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person or does not present such corporate opportunity to the Corporation or its affiliates. Notwithstanding the foregoing, the Corporation does not renounce its interest or expectancy in any corporate opportunity offered to any Identified Person if such opportunity is expressly offered to such Identified Person solely in his or her capacity as a director of the Corporation, and the foregoing provisions of this Article XI shall not apply to any such corporate opportunity. Notwithstanding anything to

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contrary herein, the provisions of this Article XI shall have no further force or effect from and after the earlier of such time as (i) TDR Capital LLP (“TDR”) ceases to beneficially own at least 5% of the outstanding shares of Common Stock and (ii) TDR is not entitled to designate one or more members of the Board in accordance with the Shareholders Agreement, by and among the Corporation, TDR and the other parties thereto (as amended from time to time).

ARTICLE XII

Amendment

Except as expressly provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on [●], 2020.

[COMBINED CORPORATION]

By:
Name:	Bradley Soultz
Title:	Chief Executive Officer

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EXHIBIT C

AMENDED AND RESTATED BYLAWS

OF

[COMBINED CORPORATION]

[●], 2020

Article 1

Stockholders

1.1 Place of Meetings. Meetings of stockholders of [Combined Corporation], a Delaware corporation (the “Corporation”), shall be held at the place, either within or without the State of Delaware, as may be designated by the Board of Directors of the Corporation (the “Board of Directors”) from time to time; provided, that the Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”).

1.2 Annual Meetings. Annual meetings of stockholders shall be held at such date and time as fixed by the Board of Directors for the purpose of electing directors and transacting any other business as may properly come before such meetings.

1.3 Special Meetings. Except as otherwise required by law, special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer of the Corporation, to be held at such date and time as shall be designated in the notice or waiver of notice thereof. Only business within the purposes described in the Corporation’s notice of meeting required by Section 1.4 may be conducted at the special meetings. The ability of the stockholders to call a special meeting is specifically denied.

1.4 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice of the meeting shall be given that shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Corporation’s Amended and Restated Certificate of Incorporation (as the same may be amended or restated from time to time, the “Certificate of Incorporation”) or these Amended and Restated Bylaws (the “Bylaws”), the notice of any meeting shall be given no fewer than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

1.5 Postponement; Adjournments. The Board of Directors, acting by resolution, may postpone and reschedule or cancel any previously scheduled annual meeting or special meeting of stockholders. Any annual meeting or special meeting may be adjourned from time to time, whether or not there is a quorum: (a) at any time, upon a resolution by stockholders, if the votes cast in favor of such resolution by the holders of shares of each voting group entitled to vote on any matter theretofore properly brought before the meeting exceed the number of votes cast against such resolution by the holders of shares of each such voting group; or (b) at any time prior to the transaction of any business at such meeting, by the Chairman of the Board of Directors or pursuant to a resolution of the Board of Directors. If the adjournment is for more than 30 days, or if after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At any adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders, the presence in person or by proxy of the holders of shares of stock having a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum. In the absence of a quorum, the stockholders so present may adjourn the meeting from time to time in the manner provided in Section 1.5 of these Bylaws until a quorum shall attend. Shares of its own stock belonging to the Corporation or any direct or indirect subsidiary of the Corporation shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

1.7 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence by the Vice Chairman of the Board of the Directors, if any, or in his or her absence by the Chief Executive Officer, or in his or her absence by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

1.8 Voting; Proxies.

(a) Generally. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b) Voting Matters Other than Elections of Directors. Unless otherwise required by law, the Certificate of Incorporation, or these Bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of the voting power of the outstanding shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Notwithstanding the foregoing, in the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of the Nasdaq Stock Market or any other exchange or quotation system on which the capital stock of the Corporation is quoted or traded, the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any provision of the Internal Revenue Code of 1986, as amended (the “Code”), the vote required for approval shall be the requisite vote specified in such stockholder approval policy, Rule 16b-3 or Code provision, as the case may be.

(c) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Such authorization may be in a writing executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction of the proxy (including any electronic transmission) authorized by this Section 1.8(c) may be substituted for or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

1.9 Fixing of Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date for stockholders entitled to receive notice of the meeting of stockholders or any other action,

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which, in the case of a meeting, shall not be more than 60 nor fewer than 10 days before the date of such meeting or, in the case of any other action, shall not be more than 60 days prior to such other action. If the Board of Directors so fixes a date for the determination of stockholders entitled to receive notice of a meeting of stockholders, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote.

1.10 List of Stockholders Entitled to Vote. The Corporation shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting, (i) on a reasonably accessible electronic network, provided, that the information required to gain access to such list is provided with the notice of the meeting; or (ii) during ordinary business hours, at the Corporation’s principal place of business. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then such list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

1.11 Notice of Stockholder Business; Nominations.

(a) Annual Meetings of Stockholders. Nominations of one or more individuals to the Board of Directors (each, a “Nomination,” and more than one, “Nominations,” and the individual who is the subject of a Nomination, a “Nominee”) and the proposal of business other than Nominations (“Business”) to be considered by the stockholders of the Corporation may be made at an annual meeting of stockholders only: (1) pursuant to the Corporation’s notice of meeting or any supplement thereto (provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors shall not include or be deemed to include Nominations); (2) by or at the direction of the Board of Directors; or (3) by any stockholder of the Corporation who is a stockholder of record of the Corporation at the time the notice provided for in this Section 1.11 is received by the Secretary of the Corporation, who is entitled to vote at the meeting, and who complies with the notice procedures set forth in this Section 1.11. Subclause (3) shall be the exclusive means for a stockholder to make nominations or submit business (other than matters properly brought under Rule 14a-8 (or any successor thereto) under the Exchange Act and indicated in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(b) Special Meetings of Stockholders. Only such Business shall be conducted at a special meeting of stockholders of the Corporation as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting (provided, however, that reference in the Corporation’s notice of meeting to the election of directors or to the election of members of the Board of Directors shall not include or be deemed to include Nominations). Nominations may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting: (1) by or at the direction of the Board of Directors; or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.11 is received by the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such

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election of directors may make Nominations of one or more individuals (as the case may be) for election to such positions as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by Section 1.11(c)(1) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation in accordance with Section 1.11(c)(1)(E).

(c) Stockholder Nominations and Business. For Nominations and Business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.11(a)(3), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 1.11, and any such proposed Business must constitute a proper matter for stockholder action. For Nominations to be properly brought before a special meeting by a stockholder pursuant to Section 1.11(b)(2), the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation in compliance with this Section 1.11. In either case, the stockholder shall also provide an Update (as defined below) at the times and in the forms required by this Section 1.11.

(1) Stockholder Nominations.

(A) Only individuals subject to a Nomination made in compliance with the procedures set forth in this Section 1.11 shall be eligible for election at an annual or special meeting of stockholders of the Corporation, and any individuals subject to a Nomination not made in compliance with this Section 1.11 shall not be considered nor acted upon at such meeting of stockholders.

(B) For Nominations to be properly brought before an annual or special meeting of stockholders of the Corporation by a stockholder pursuant to Section 1.11(a)(3) or Section 1.11(b)(2), respectively, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the principal executive offices of the Corporation pursuant to this Section 1.11. To be timely, the stockholder’s notice must be received by the Secretary of the Corporation as provided in Section 1.11(c)(1)(C) or Section 1.11(c)(1)(D), in the case of an annual meeting of stockholders of the Corporation, and Section 1.11(c)(1)(E), in the case of a special meeting of stockholders of the Corporation, respectively. In addition, the stockholder shall provide an Update at the times and in the forms required by this Section 1.11.

(C) In the case of an annual meeting of stockholders of the Corporation, to be timely, any Nomination made pursuant to Section 1.11(a)(3) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(D) Notwithstanding Section 1.11(c)(1)(C), in the event that the number of directors to be elected to the Board of Directors at an annual meeting of stockholders of the Corporation is increased and there is no public announcement by the Corporation naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice required by this Section 1.11 shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

(E) In the case of a special meeting of stockholders of the Corporation, to be timely, any Nomination made pursuant to Section 1.11(b)(2) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of such special meeting and of the nominees proposed by the Board of Directors to be elected at such special meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(F) To be in proper form, a stockholder’s notice of Nomination(s) pursuant to Section 1.11(a)(3) or Section 1.11(b)(2) shall be signed by one or more stockholders of record and by the beneficial owners or owners, if any, on whose behalf the stockholder or stockholders are acting, shall bear the date of signature of each such stockholder and any such beneficial owner and shall set forth:

(i) the name and address, as they appear on this Corporation’s books, of each such stockholder and the name and address of any such beneficial owner who seeks to make a Nomination or Nominations;

(ii) the Share Information (as defined below) relating to each such stockholder and beneficial owner making such Nomination(s);

(iii) a representation that each such stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and such stockholder (or qualified representative of the stockholder) intends to appear in person or by proxy at the meeting to propose such Nomination(s);

(iv) any other information relating to such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, including a representation whether the stockholder or any such beneficial owner intends, or is part of a group that intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to elect the Nominee(s); and/or (y) otherwise to solicit proxies from stockholders of the Corporation in support of such Nominee(s);

(v) the manner in which each such stockholder and any such beneficial owner intend to comply with Regulation 14A under the Exchange Act in seeking to make any Nomination(s);

(vi) the name and residence address of each Nominee of any such stockholder and any such beneficial owner;

(vii) the Share Information relating to each Nominee; for purposes of these Bylaws, “Share Information” shall include: (i) the class or series and number of shares of the Corporation that are owned, directly or indirectly, of record and/or beneficially by the person in question and any of its affiliates; (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by the person in question and any of its affiliates, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation; (iii) any proxy, agreement, arrangement, understanding, or relationship pursuant to which such person or any of its affiliates has a right to vote any shares of any security of the Corporation; (iv) any short interest in any security of the Corporation of such person or any of its affiliates (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any agreement, arrangement, understanding, relationship, or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (v) any rights to dividends on the shares of the Corporation owned beneficially by such person and any of its affiliates that are separated or separable from the underlying shares of the Corporation; (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such person or any of its affiliates is a general partner or, directly or indirectly, beneficially owns an interest in a general partner; and (vii) any performance-related fees (other than asset-based fee) that such person or any of its affiliates is entitled to, based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such person’s immediate family sharing the same household;

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(viii) a description of all agreements, arrangements or understandings between or among each such stockholder and any such beneficial owner and the Nominee, and any other person or persons (naming such person or persons) pursuant to which such stockholder and any such beneficial owner are seeking to elect or re-elect such Nominee, including without limitation any agreement, arrangement or understanding with any person as to how each Nominee, if elected as a director of the Corporation, will act or vote on any issue or question;

(ix) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and any such beneficial owner and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each Nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 in Regulation S-K, promulgated by the SEC, if such stockholder and beneficial owner, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and each Nominee were a director or executive officer of such registrant;

(x) such other information regarding each Nominee as would be required to be disclosed in contested solicitations of proxies for elections of directors, or would be otherwise required to be disclosed, in each case pursuant to Regulation 14A under the Exchange Act;

(xi) the written consent of each Nominee to be named in the Corporation’s proxy statement and to serve as a director of the Corporation if so elected;

(xii) any written representations or agreements reasonably requested by the Corporation with respect to or from any such Nominee; and

(xiii) such other information as may reasonably be requested by the Board of Directors or the Corporation from such stockholder and any such beneficial owner seeking to elect or re-elect a Nominee and/or from any Nominee such stockholder and any such beneficial owner are seeking to elect or re-elect to determine the background, qualifications, stock ownership, and the eligibility of such Nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the background, qualifications, stock ownership, and independence (or lack thereof) of such Nominee.

(2) Stockholder Business.

(A) Only such Business shall be conducted at an annual or special meeting of stockholders of the Corporation as shall have been brought before such meeting in compliance with the procedures set forth in this Section 1.11, and any Business not brought in accordance with this Section 1.11 shall not be considered nor acted upon at such meeting of stockholders.

(B) In the case of an annual meeting of stockholders of the Corporation, to be timely, any such written notice of a proposal of Business pursuant to Section 1.11(a)(3) shall be received by the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting of stockholders of the Corporation commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. In addition, the stockholder shall provide an Update at the times and in the forms required by this Section 1.11.

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(C) To be in proper form, a stockholder’s notice of a proposal of Business pursuant to Section 1.11(a)(3) shall be signed by one or more stockholders of record and by the beneficial owners or owners, if any, on whose behalf the stockholder or stockholders are acting, shall bear the date of signature of each such stockholder and any such beneficial owner and shall set forth:

(i) as to the Business proposed by such stockholder: (a) a brief description of the corporate action desired to be authorized or taken; (b) the text of the proposal or Business (including the text of any resolutions proposed for consideration and in the event that such Business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment); (c) the reasons of each such stockholder and any such beneficial owner for authorizing or taking such corporate action; (d) any material interest in such corporate action of each such stockholder and any such beneficial owner; and (e) a description of all agreements, arrangements or understandings between such stockholder and any such beneficial owner and any other person or persons (naming such person or persons) in connection with the proposal of such business by such stockholder;

(ii) the name and address, as they appear on this Corporation’s books, of each such stockholder and any such beneficial owner who seeks to propose such Business;

(iii) the Share Information relating to each such stockholder and beneficial owner seeking to propose such Business;

(iv) a representation that each such stockholder is a holder of record of shares of the Corporation entitled to vote at such meeting and such stockholder (or qualified representative of the stockholder) intends to appear in person or by proxy at the meeting to propose such Business;

(v) any other information relating to such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal, including a representation whether the stockholder or any such beneficial owner intends, or is part of a group that intends:

(a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve such Business; and/or

(b) otherwise to solicit proxies from stockholders of the Corporation in support of such Business; and

(vi) the manner in which each such stockholder and any such beneficial owner intend to comply with Regulation 14A under the Exchange Act in proposing such Business.

(d) General.

(1) Except as otherwise provided by law, the Chairman of the meeting of stockholders of the Corporation shall have the power and duty (A) to determine whether a Nomination or Business proposed to be brought before such meeting was made or proposed in accordance with the procedures set forth in this Section 1.11, and (B) if any proposed Nomination or Business was not made or proposed in compliance with this Section 1.11, to declare that such Nomination or Business shall be disregarded or that such proposed Nomination or Business shall not be considered or transacted. Notwithstanding the foregoing provisions of this Section 1.11, if a stockholder (or a qualified representative of such stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a Nomination or Business, such Nomination or Business shall be disregarded and such Nomination or Business shall not be considered or transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.11, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

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(2) For purposes of this Section 1.11, “public announcement” shall include disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the SEC.

(3) Nothing in this Section 1.11 shall be deemed to affect (a) the rights or obligations, if any, of stockholders of the Corporation to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) under the Exchange Act or (b) the rights, if any, of the holders of any series of preferred stock of the Corporation to elect directors pursuant to any applicable provisions of the certificate of incorporation of the Corporation.

(4) A stockholder proposing a Nomination or Nominations or Business shall update and supplement its notice (an “Update”) to the Corporation of its intent to propose Nominations or Business at an annual meeting of stockholders of the Corporation, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 1.11 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such Update shall be delivered to, or mailed and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not later than five business days after the record date for stockholders entitled to vote at the meeting (in the case of an Update required to be made as of such record date) and not later than eight business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of an Update required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof) (such Updates within such time periods, “Timely Updates”). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other Section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal or new or additional Nominee, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

Article 2

Board of Directors

2.1 Regular Meetings. Prior to the third annual meeting of stockholders following the date of these Bylaws (the “Third AMS”), regular meetings of the Board of Directors shall be held at the Corporation’s headquarters and principal executive office, unless both the Chairman of the Board of Directors and the Chief Executive Officer determine otherwise in their mutual discretion, at such times as the Board of Directors may from time to time determine. From and after the Third AMS, regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine, and if so determined, notices thereof need not be given.

2.2 Special Meetings. Prior to the Third AMS, special meetings of the Board of Directors may be held at any time but shall be held at the Corporation’s headquarters and principal executive office unless both the Chairman of the Board of Directors and the Chief Executive Officer determine otherwise in their mutual discretion. From and after the Third AMS, special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chief Executive Officer, the Chairman of the Board of Directors or a majority of the Whole Board.

2.3 Telephonic Meetings Permitted. Members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 2.3 shall constitute presence in person at such meeting.

2.4 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the Whole Board shall constitute a quorum for the transaction of business. Except in cases in which the Certificate of Incorporation, these Bylaws or any agreement binding upon the Corporation otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors and the Corporate Governance Committee shall endeavor to fill any vacancies as promptly as practicable.

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2.5 Organization. Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence by the Vice Chairman of the Board of Directors, if any, or in his or her absence by the Chief Executive Officer, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

2.6 Chairman, Vice Chairman, and Lead Director of the Board of Directors. The Board of Directors may, if it so determines, choose a Chairman of the Board of Directors. In addition, the Board of Directors may, if it so determines, choose a Vice Chairman of the Board of Directors from among its members, who shall undertake duties as the Board of Directors may assign. Further, the Board of Directors may, if it so determines, also select a Lead Director of the Board of Directors, who, if any, shall be a director of the Corporation who is not also an officer of the Corporation and who shall undertake duties as the Board of Directors may assign, including, but not limited to, duties otherwise assigned to the Chairman of the Board of Directors or the Vice Chairman of the Board of Directors. Among other duties, the Chairman of the Board of Directors will assist with, manage or delegate to the Lead Director, as appropriate, the following tasks: (i) acting as the principal liaison between the Corporation’s independent directors and the Chief Executive Officer; (ii) overseeing and providing guidance with regard to agendas for meetings of the Board of Directors; (iii) leading meetings of the Board of Directors, including executive sessions, but excluding any sessions with only independent directors, which shall be led by the Lead Director for any period in which the Chairman of the Board of Directors is not independent; and (iv) addressing any other responsibilities as the Board of Directors may designate, from time to time.

2.7 Board of Directors Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, without prior notice and without a vote, if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions. After an action is taken, the consents shall be filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if such minutes are maintained in paper form and shall be in electronic form if such minutes are maintained in electronic form.

2.8 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors, or may delegate such authority to an appropriate committee.

2.9 Elections of Directors.

(a) Except as set forth in this Section 2.9, a majority of the votes cast at any meeting of the stockholders for the election of directors at which a quorum is present shall elect directors. For purposes of this provision, a “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election. Votes cast shall include votes “for” and “against” that director’s election, in each case and exclude abstentions and broker nonvotes with respect to that director’s election. In the event of a Contested Election, directors shall be elected by the vote of a plurality of the votes cast at any meeting for the election of directors at which a quorum is present. For purposes of this provision, a “Contested Election” is an election of directors of the Corporation as to which the Chairman of the Board of Directors determines that, at the Determination Date, the number of persons properly nominated to serve as directors exceeds the number of directors to be elected in such election. The “Determination Date” is: (1) the day after the meeting of the Board of Directors at which the nominees for director of the Board of Directors for such election are approved, when such meeting occurs after the last day on which a stockholder may propose the nomination of a director for election in such election pursuant to the Certificate of Incorporation or these Bylaws; or (2) the day after the last day on which a stockholder may propose the nomination of a director for election in such election pursuant to the Certificate of Incorporation or these Bylaws, when the last day for such a proposal occurs after the meeting of the Board of Directors at which the nominees for director of the Board of Directors for such election are approved, whichever of clause (1) or (2) is applicable. This determination that an election is a Contested Election shall be determinative only as to the timeliness of a notice of nomination and not otherwise as to its validity. In all cases, once an election is determined to be a Contested Election, directors shall be elected by the vote of a plurality of the votes cast.

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(b) If, in an election of directors that is not a Contested Election, an incumbent director does not receive a greater number of votes “for” his or her election than votes “against” his or her election, then such incumbent director shall, within five days following the certification of the election results, tender his or her written resignation to the Chairman of the Board of Directors contingent on acceptance by the Board of Directors for consideration by the Nominating and Corporate Governance Committee (the “Corporate Governance Committee”). The Corporate Governance Committee shall consider such resignation and, within 45 days following the date of the stockholders’ meeting at which the election of directors occurred, shall make a recommendation to the Board of Directors concerning the acceptance or rejection of such resignation. In determining its recommendation to the Board of Directors, the Corporate Governance Committee shall consider all factors deemed relevant by the members of the Corporate Governance Committee including, without limitation: (1) the stated reason or reasons (if any) why stockholders voted against such director’s reelection; (2) the qualifications of the director (including, for example, whether the director serves on the Audit Committee of the Board of Directors (the “Audit Committee”) as an “audit committee financial expert” and whether there are one or more other directors qualified, eligible, and available to serve on the Audit Committee in such capacity); (3) relevant stock exchange listing standards and rules and regulations, including those of the Nasdaq Stock Market and the SEC; and (4) whether the director’s resignation from the Board of Directors would be in the best interests of the Corporation and its stockholders.

The Corporate Governance Committee also shall consider a range of possible alternatives concerning the director’s tendered resignation as the members of the Corporate Governance Committee deem appropriate, including, without limitation, acceptance of the resignation, rejection of the resignation, or rejection of the resignation coupled with a commitment to seek to address and cure the underlying reasons reasonably believed by the Corporate Governance Committee to have substantially resulted in such director failing to receive the required number of votes for re-election. The Board of Directors shall take formal action on the Corporate Governance Committee’s recommendation no later than 90 days following the date of the stockholders’ meeting at which the election of directors occurred. In considering the Corporate Governance Committee’s recommendation, the Board of Directors shall consider the information, factors, and alternatives considered by the Corporate Governance Committee and such additional information, factors, and alternatives as the Board of Directors deems relevant in its sole discretion. No director who, in accordance with these provisions, is required to tender his or her resignation shall participate in the Corporate Governance Committee’s deliberations or recommendation, or in the deliberations or determination of the Board of Directors, with respect to accepting or rejecting his or her resignation as a director.

If a majority of the members of the Corporate Governance Committee fail to receive the required number of votes for re-election, then the Board of Directors will establish an ad hoc committee composed of independent directors then serving on the Board of Directors who were elected at the stockholders’ meeting at which the election occurred, and independent directors, if any, who were not standing for election at such stockholders’ meeting (the “Ad Hoc Committee”), consisting of such number of directors as the Board of Directors may determine to be appropriate, solely for the purpose of considering and making a recommendation to the Board with respect to the tendered resignations. The Ad Hoc Committee shall serve in place of the Corporate Governance Committee and perform the Corporate Governance Committee’s duties for purposes of these provisions. Notwithstanding the foregoing, if an Ad Hoc Committee would have been created but fewer than three directors would be eligible to serve on it, the entire Board (other than the individual directors whose resignations are being considered) shall make the determination to accept or reject the tendered resignations without any recommendation from the Corporate Governance Committee and without the creation of an Ad Hoc Committee. Following the decision of the Board of Directors on the Corporate Governance Committee’s recommendation, the Corporation, within four business days after such decision is made, shall publicly disclose, in a Form 8-K filed with the SEC, the decision of the Board of Directors, together with an explanation of the process by which the decision was made and, if applicable, the reason or reasons of the Board of Directors for rejecting the tendered resignation.

(c) If a director’s resignation is accepted by the Board of Directors pursuant to this Section 2.9, if a nominee for director is not elected and the nominee is not an incumbent director whose term would otherwise have expired at the time of the election if a successor had been elected or if a director is no longer entitled to serve as a director, then such position may be filled only: (i) third AMS, by the Corporate Governance Committee and (ii) from and after the Third AMS, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

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2.10 Additional Requirements For Valid Nomination of Candidates to Serve as Director and, If Elected, to Be Seated as Directors.

(a) To be eligible to be a candidate for election as a director of the Corporation at an annual meeting or special meeting of stockholders of the Corporation, a Nominee must be nominated in the manner prescribed in Section 1.11 and the Nominee, whether nominated by the Board of Directors or by a stockholder, must have previously delivered (in accordance with the time period prescribed for delivery in a notice to such Nominee given by or on behalf of the Board of Directors), to the Secretary of the Corporation at the principal executive offices of the Corporation: (1) a completed written questionnaire (in a form provided by the Corporation) with respect to the background, qualifications, stock ownership, and independence of such Nominee; and (2) a written representation and agreement (in form provided by the Corporation) that such Nominee: (A) is not and, if elected as a director, during his or her term of office, will not become a party to: (i) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such Nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”); or (ii) any Voting Commitment that could limit or interfere with such Nominee’s ability to comply, if elected as a director of the Corporation, with such Nominee’s fiduciary duties under applicable law; (B) is not, and will not become a party to, any agreement, arrangement, or understanding with any person or entity, other than the Corporation, with respect to any direct or indirect compensation or reimbursement for service as a director that has not been disclosed therein; (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading, and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any Nominee, the Secretary of the Corporation shall provide to such Nominee all such policies and guidelines then in effect); and (D) if elected as director of the Corporation, intends to serve the entire term until the next meeting at which such Nominee would face re-election.

(b) The Board of Directors may also require any Nominee to furnish such other information as may reasonably be requested by the Board of Directors in writing prior to the meeting of stockholders at which such Nominee’s nomination is to be acted upon for the Board of Directors to determine the eligibility of such Nominee to be an independent director of the Corporation.

2.11 Board Composition.

(a) The total number of authorized directors shall be fixed from time to time by the affirmative vote of a majority of the Whole Board. The Board of Directors as of the date of these Bylaws shall consist of eleven directors. Six of such directors shall be Mark S. Bartlett, Gerard E. Holthaus, Gary Lindsay, Stephen Robertson, Jeff Sagansky and Bradley L. Soultz, each of which shall be designated by WillScot Corporation (“WillScot”) (such individuals, together with each individual elected to replace such individuals, whether as the immediately succeeding director or a future succeeding director for such individual, the “WillScot Continuing Directors”). Five of such directors shall be Sara R. Dial, Jeffrey S. Goble, Kimberly J. McWaters, Erik Olsson and Michael W. Upchurch, each of which shall be designated by Mobile Mini, Inc. (“Mobile Mini”) (such individuals, together with each individual elected to replace such individuals, whether as the immediately succeeding director or a future succeeding director for such individual, the “Mobile Mini Continuing Directors”). For the avoidance of doubt, Gary Lindsay and Stephen Robertson shall be appointed by TDR Capital LLP (“TDR”), and any individual (the “TDR Continuing Directors”) elected to replace a TDR Continuing Director, whether as the immediately succeeding director or a future succeeding director for such individual, shall be deemed a WillScot Continuing Director. Mr. Olsson shall be the Chairman of the Board of Directors and Mr. Holthaus shall be the Lead Director of the Board of Directors (the “Lead Director”).

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(b) The members of the Board of Directors shall be designated into three classes: (i) the Class I Directors, (ii) the Class II Directors and (iii) the Class III Directors. The individuals classified as Class I Directors shall be subject to reelection at the first annual meeting of the stockholders following the effectiveness of these Bylaws. The individuals classified as Class II Directors shall be subject to reelection at the second annual meeting of the stockholders following the effectiveness of these Bylaws. The individuals classified as Class III Directors shall be subject to reelection at the third annual meeting of the stockholders following the effectiveness of these Bylaws. The directors as of the date of these Bylaws shall be classified as follows:

(1) Class I: Ms. Dial, Mr. Holthaus, Mr. Lindsay and Ms. McWaters;

(2) Class II: Mr. Goble, Mr. Robertson and Mr. Sagansky; and

(3) Class III: Mr. Bartlett, Mr. Olsson, Mr. Soultz, and Mr. Upchurch.

(c) Following the second annual meeting of stockholders following effectiveness of these Bylaws, the Board of Directors shall reevaluate and determine the independence of Mr. Olsson under applicable laws and regulations.

2.12 Powers of the Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute, by the Certificate of Incorporation or these Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. As of the date of these Bylaws, the Board of Directors has approved that certain (i) Business Plan, Operating Model and Financial Plan and (ii) Synergies Plan (together with clause (i), the “Company Strategic Plans”). The Board of Directors shall have the power to amend or repeal the Company Strategic Plans; provided that, prior to the Third AMS, any material changes to the Synergies Plan, or the provisions relating to: (a) the SAP operating system, (b) the storage branch network, (c) the Mobile Mini branch managers retaining P&L and (d) the Mobile Mini insider sales representative structure, each included in the Company Strategic Plans (such provisions (a)-(d), the “Strategic Plan Provisions”), shall require Supermajority Approval (as defined in Section 3.1(c)). For the avoidance of doubt, except as expressly provided in this Section 2.12, the implementation and execution of the Company Strategic Plans shall be conducted by the Corporation’s management team with appropriate oversight and supervision by the Board, from time to time.

Article 3

Committees

3.1 Committees.

(a) Subject to Section 3.1(b) and Section 3.1(c), the Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation (each, a “Committee”). The Board of Directors may designate one or more directors as alternate members of any Committee, who may replace any absent or disqualified member at any meeting of the committee; provided that, until the Third AMS, any alternate who replaces any absent or disqualified member on any Committee, including any Initial Committee (as defined below), must be a (x) WillScot Continuing Director, if the absent or disqualified member is a WillScot Continuing Director or (y) Mobile Mini Continuing Director, if the absent or disqualified member is a Mobile Mini Continuing Director. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all pages that may require it.

(b) The Corporation shall have the following committees (the “Initial Committees”) to serve at least until the Third AMS. The Initial Committees shall have the powers and responsibilities set forth in the respective charter for each committee (as attached to the Agreement and Plan of Merger, dated as of March 1, 2020, by and among WillScot, Mobile Mini and Picasso Merger Sub, Inc.) and shall be comprised of only the directors meeting the following qualifications:

(1) Audit Committee: two qualifying directors from each of the WillScot Continuing Directors and the Mobile Mini Continuing Directors;

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(2) Compensation Committee: two qualifying directors from each of the WillScot Continuing Directors and the Mobile Mini Continuing Directors;

(3) Corporate Governance Committee: two qualifying directors from each of the WillScot Continuing Directors and the Mobile Mini Continuing Directors; and

(4) Related Party Transactions Committee: subject to Section 3.1(d), three qualifying directors from each of the WillScot Continuing Directors and the Mobile Mini Continuing Directors, excluding any director nominated or appointed by TDR or otherwise considered interested as it relates to TDR; provided that, such committee shall be disbanded on the first date on which TDR and its affiliates, in the aggregate, beneficially own less than 5% of the outstanding shares of the Corporation.

(c) Notwithstanding anything to the contrary in Section 3.1(a), until the Third AMS (i) the designation or formation of any committee (other than (x) the Initial Committees (including the Ad Hoc Committee, if applicable) and (y) a customary pricing Committee to approve pricing in capital markets transactions (a “Customary Pricing Committee”), which shall require a resolution passed by a majority of the Whole Board) shall require a resolution passed by at least eight directors (“Supermajority Approval”) and (ii) all Committees (other than a Customary Pricing Committee) shall consist of an equal number of directors from the WillScot Continuing Directors and the Mobile Mini Continuing Directors.

(d) Any TDR Continuing Director may be appointed to the Customary Pricing Committee at any time after the date hereof. To the extent a TDR Continuing Director satisfies all applicable independence requirements for any committee, including any Initial Committee, pursuant to applicable laws and regulations, such TDR Continuing Director may be appointed to such Committee by the Board; provided that under no circumstances shall a TDR Continuing Director be entitled to be appointed to the Related Party Transactions Committee.

3.2 Committee Charters and Rules. Unless the Board of Directors or the charter of any such committee otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business; including such rules as may be contained in such committee’s charter; provided that, prior to the Third AMS, making any change to the charter of any of the Initial Committees shall require a resolution passed by Supermajority Approval. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article 2 of these Bylaws. Each committee and subcommittee shall keep regular minutes of its meetings and report the same to the board of directors, or the committee, when required.

Article 4

Officers

4.1 Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors as of the date of these Bylaws shall appoint the following officers of the Corporation, to take office as of the date of these Bylaws: a Chief Executive Officer, President & Chief Operating Officer, Chief Financial Officer and General Counsel. The Board of Directors or Chief Executive Officer or other duly appointed officer authorized by the Board of Directors may also elect or appoint such other officers as it, he or she shall deem necessary or appropriate to the management and operation of the Corporation, including, without limitation, a Chief Human Resources Officer, Chief Information Officer, Chief Administrative Officer, Chief Marketing Officer, and one or more Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, Assistant Secretaries, Controllers, Assistant Controllers, and such other officers as the Board of Directors or officer making the election or appointment deems necessary. Except as set forth in Section 4.2(b) hereof, each such officer shall hold office for the term for which he or she is elected or appointed and until his or her successor has been elected or appointed and qualified, or until his or her death, or until he or she shall resign, or until he or she shall have been removed in the manner hereinafter provided. Any officer may resign at any time upon written or electronic notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without

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prejudice to the contractual rights of such officer, if any, with the Corporation. An officer that elects or appoints another officer may remove such officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise may be filled for the unexpired portion of the term at any regular or special meeting of the Board of Directors (or by any officer authorized to fill such vacancy).

4.2 Powers and Duties of Executive Officers. (a) The officers of the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors, and to the extent not so prescribed, they shall each have such powers and authority and perform such duties in the management of the property and affairs of the Corporation, subject to the control of the Board of Directors, as generally pertain to their respective offices. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties. Without limitation of the foregoing:

(1) Chief Executive Officer. The Chief Executive Officer shall be the principal executive officer of the Corporation. Subject to the control of the Board of Directors, the Chief Executive Officer shall have general supervision over the business of the Corporation and shall have such other powers and duties as chief executive officers of corporations usually have or as the Board of Directors may assign. The Chief Executive Officer shall maintain his or her primary office in Phoenix, Arizona.

(2) President & Chief Operating Officer. The President & Chief Operating Officer shall be the chief operations officer of the Corporation. Subject to the control of the Board of Directors, the President & Chief Operating Officer shall have general supervision over the business of the Corporation, to the extent not the responsibility of the Chief Executive Officer, and shall have such other powers and duties as presidents of corporations usually have or as the Board of Directors may assign. The President & Chief Operating Officer shall maintain his or her primary office in Phoenix, Arizona.

(3) Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have custody of all funds and securities of the Corporation and shall sign all instruments and documents as require his or her signature. The Chief Financial Officer shall undertake such other duties or responsibilities as the Board of Directors may assign. The Chief Financial Officer shall maintain his or her primary office in Phoenix, Arizona; provided, however, he or she may remain in Baltimore for a limited period of time following the date hereof to ensure a smooth transition of duties and responsibilities., in accordance with the Company Strategic Plan.

(4) General Counsel. The General Counsel shall serve as the Corporation’s primary in-house legal counsel and shall have such other powers and duties as the Board of Directors or the Chief Executive Officer may assign. The General Counsel shall maintain his or her primary office in Phoenix, Arizona.

(5) Vice President. Each Vice President shall have such powers and duties as the Board of Directors or Chief Executive Officer may assign.

(6) Secretary. The Secretary shall issue notices of all meetings of the stockholders and the Board of Directors where notices of such meetings are required by law or these Bylaws and shall keep the minutes of such meetings. The Secretary shall sign such instruments and attest such documents as require his or her signature of attestation and affix the corporate seal thereto where appropriate.

(b) As of the date of these Bylaws, Bradley Soultz shall be the Chief Executive Officer, Kelly Williams shall be the President and Chief Operating Officer, Tim Boswell shall be the Chief Financial Officer, Chris Miner shall be the General Counsel, until removed or replaced in accordance with Section 4.1 or Section 4.2(b)(1).

(1) Chief Executive Officer. Mr. Soultz shall serve as Chief Executive Officer of the Corporation for 24 months beginning on the date of effectiveness of these Bylaws (the “Initial CEO Term”) unless he sooner resigns or is removed from office as provided in these Bylaws. The Board of Directors, in its sole discretion, shall have the right to renew Mr. Soultz’s appointment as Chief Executive Officer in the manner hereinafter provided. To

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the extent the Board of Directors does not renew Mr. Soultz’s appointment as Chief Executive Officer, Mr. Soultz will cease to be the Chief Executive Officer of the Corporation at the end of the Initial CEO Term. Not more than 60 days prior to the end of the Initial CEO Term, if Mr. Soultz remains in office as Chief Executive Officer at such time, the Board of Directors shall determine by the affirmative vote of a majority of the Whole Board, excluding Mr. Soultz, whether to renew Mr. Soultz’s appointment as Chief Executive Officer; provided that, if the vote of the Whole Board results in a deadlock, Mr. Soultz shall continue as Chief Executive Officer after the end of the Initial CEO Term until he resigns or is removed from office as provided in these Bylaws.

4.3 Compensation. The salaries of the officers shall be fixed from time to time by the Board of Directors. Nothing contained herein shall preclude any officer from serving the Corporation in any other capacity, including that of director, or from serving any of its stockholders, subsidiaries or affiliated entities in any capacity and receiving proper compensation therefor.

4.4 Representation of Shares of Other Entities. Unless otherwise directed by the Board of Directors, the Chief Executive Officer or any other person authorized by the Board of Directors or the Chief Executive Officer is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares or interests of any other entities standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

Article 5

Stock

5.1 Certificates.

(a) The shares of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. The shares of the common stock of the Corporation shall be registered on the books of the Corporation in the order in which they shall be issued. Any certificates for shares of the common stock, and any other shares of capital stock of the Corporation represented by certificates, shall be numbered and shall be signed by any two of the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, or any other authorized officers of the Corporation. Any or all of the signatures on a certificate may be a facsimile signature. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he, she or it were such officer, transfer agent or registrar at the date of issue. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send, or cause to be sent, to the record owner thereof a notice in writing or by electronic transmission setting forth the name of the Corporation, the name of the stockholder, the number and class of shares and such other information as is required by law, including Section 151(f) of the DGCL. Any stock certificates issued and any notices given shall include such other information and legends as shall be required by law or necessary to give effect to any applicable transfer, voting or similar restrictions.

(b) No certificate representing shares of stock shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

5.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. If shares represented by a stock certificate alleged to have been lost, stolen or destroyed have become uncertificated shares, the Corporation may, in lieu of issuing a new certificate, cause such shares to be reflected on its books as uncertificated shares and may require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate.

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5.3 Dividends. The Board of Directors, subject to any restrictions contained in the Certificate of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Certificate of Incorporation. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

5.4 Transfer of Shares.

(a) Transfers of shares shall be made upon the books of the Corporation (i) only by the holder of record thereof, or by a duly authorized agent, transferee or legal representative and (ii) in the case of certificated shares, upon the surrender to the Corporation of the certificate or certificates for such shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

(b) The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in, such share or shares of stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by law.

5.5 Transfer Agent; Registrar. The Board of Directors may appoint a transfer agent and one or more co-transfer agents and registrar and one or more co-registrars and may make, or authorize any such agent to make, all such rules and regulations deemed expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

Article 6

Indemnification of Officers and Directors

6.1 Right of Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 6.5, the corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors of the Corporation.

6.2 Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article 6 or otherwise.

6.3 Claims. If a claim for indemnification under this Article 6 (following the final disposition of such proceeding) is not paid in full within sixty days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article 6 is not paid in full within thirty days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

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6.4 Non-Exclusivity of Rights. The rights conferred on any Covered Person by this Article 6 shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

6.5 Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

6.6 Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.

6.7 Other Indemnification and Advancement of Expenses. This Article 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.

Article 7

Miscellaneous

7.1 Execution of Corporate Contracts and Instruments. Subject to such limitations, restrictions, or prohibitions as the Board of Directors or any officer may impose, the officers of the Corporation shall have power or authority to bind the Corporation by any contract or engagement and to pledge its credit or to render it liable for any purpose or for any amount.

7.2 Fiscal Year; Headquarters and Principal Executive Office.

(a) The fiscal year of the Corporation shall be the calendar year, unless otherwise determined by resolution of the Board of Directors; provided that any such determination prior to the Third AMS shall require Supermajority Approval.

(b) The Corporation’s headquarters and principal executive office shall be located in Phoenix, Arizona, unless otherwise determined by resolution of the Board of Directors; provided that any determination relating to the location of the Corporation’s headquarters and principal executive office prior to the Third AMS shall require Supermajority Approval.

7.3 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

7.4 Notices.

(a) Notice to Directors. Whenever under applicable law, the Certificate of Incorporation, or these Bylaws notice is required to be given to any director, such notice shall be given: (1) in writing and sent by mail, hand delivery or by a nationally recognized delivery service; (2) by means of facsimile telecommunication or other form of electronic transmission; or (3) by oral notice given personally or by telephone. A notice to a director will be deemed given and shall be timely as follows: (A) if given by hand delivery, orally, or by telephone, when actually received by the director at least 24 hours before the time of the meeting; (B) if sent through the United States mail, after being deposited in the United States mail, with postage and fees thereon prepaid, addressed to the director at

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the director’s address appearing on the records of the Corporation at least four days prior to the meeting; (C) if sent for delivery by a nationally recognized delivery service, if deposited for next day delivery with an overnight delivery service, with fees thereon prepaid, addressed to the director at the director’s address appearing on the records of the Corporation at least two days prior to the meeting; (D) if sent by facsimile telecommunication, when sent to the facsimile transmission number for such director appearing on the records of the Corporation at least 24 hours prior to the time of the meeting; (E) if sent by electronic mail, when sent to the electronic mail address for such director appearing on the records of the Corporation at least 24 hours prior to the time of the meeting; or (F) if sent by any other form of electronic transmission, when sent to the address, location or number (as applicable) for such director appearing on the records of the Corporation at least 24 hours prior to the time of the meeting.

(b) Notice to Stockholders. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws may be given in writing directed to the stockholder’s mailing address (or by electronic transmission directed to the stockholder’s electronic mail address, as applicable) as it appears on the records of the Corporation. Notice shall be given (i) if mailed, when deposited in the United States mail, postage prepaid, (ii) if delivered by courier service, the earlier of when the notice is received or left at the stockholder’s address, or (iii) if given by electronic mail, when directed to such stockholder’s electronic mail address (unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receiving notice by electronic mail or such notice is prohibited by the DGCL to be given by electronic transmission). A notice by electronic mail must include a prominent legend that the communication is an important notice regarding the Corporation. A notice by electronic mail will include any files attached thereto and any information hyperlinked to a website if such electronic mail includes the contact information of an officer or agent of the corporation who is available to assist with accessing such files or information. Any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws provided by means of electronic transmission (other than any such notice given by electronic mail) may only be given in a form consented to by such stockholder, and any such notice by such means of electronic transmission shall be deemed to be given as provided by the DGCL.

(c) Electronic Transmission. “Electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including but not limited to transmission by telex, facsimile telecommunication, electronic mail, telegram and cablegram.

(d) Notice to Stockholders Sharing Same Address. Without limiting the manner by which notice otherwise may be given effectively by the Corporation to stockholders, any notice to stockholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation, or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. A stockholder may revoke such stockholder’s consent by delivering written notice of such revocation to the Corporation. Any stockholder who fails to object in writing to the Corporation within 60 days of having been given written notice by the Corporation of its intention to send such a single written notice shall be deemed to have consented to receiving such single written notice.

(e) Exceptions to Notice Requirements. Whenever notice is required to be given, under the DGCL, the Certificate of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting that shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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Whenever notice is required to be given by the Corporation, under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, to any stockholder to whom: (1) notice of two consecutive annual meetings of stockholders and all notices of stockholders’ meetings during the period between such two consecutive annual meetings; or (2) all, and at least two, payments (if sent by first-class mail) of dividends or interest on securities during a 12-month period, have been mailed addressed to such stockholder at such stockholder’s address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting that shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth such stockholder’s then current address, the requirement that notice be given to such stockholder shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate with the Secretary of State of Delaware, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to Section 230(b) of the DGCL. The exception in Section 7.4(e)(1) of the first sentence of this paragraph to the requirement that notice be given shall not be applicable to any notice returned as undeliverable if the notice was given by electronic transmission.

7.5 Waiver of Notice of Meetings of Stockholders, Directors and Committees. Whenever any notice is required to be given under applicable law, the Certificate of Incorporation, or these Bylaws, a written waiver of such notice, signed before or after the date of such meeting by the person or persons entitled to said notice, or a waiver by electronic transmission by the person entitled to said notice, shall be deemed equivalent to such required notice. All such waivers shall be kept with the books of the Corporation. Attendance at a meeting shall constitute a waiver of notice of such meeting, except where a person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting was not lawfully called or convened.

7.6 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction, or solely because his, her or their votes are counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors be less than a quorum; (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders. All directors, including interested directors, may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.

7.7 Form of Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall convert any records so kept into clearly legible paper form upon the request of any person entitled to inspect such records pursuant to any provision of the DGCL. When records are kept in such manner, a clearly legible paper form prepared from or by means of the information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases) shall be valid and admissible in evidence, and accepted for all other purposes, to the same extent as an original paper record of the same information would have been, provided the paper form accurately portrays the record.

7.8 Amendments.

(a) The Board of Directors shall have the power to amend, supplement or repeal these Bylaws of, or adopt new bylaws for, the Corporation; provided that: (i) prior to the first annual meeting of stockholders following the Effective Time, amending, supplementing or repealing any provision of these Bylaws shall require a resolution passed by Supermajority Approval and (ii) thereafter (A) until the Second AMS, amending, supplementing or

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repealing (or adopting any bylaw that is directly or indirectly inconsistent with) any provision of Section 2.4 of these Bylaws shall require a resolution passed by Supermajority Approval and (B) until the Third AMS, amending, supplementing or repealing (or adopting any bylaw that is directly or indirectly inconsistent with) any provision of Section 1.3, Section 1.11, Section 2.1, Section 2.2, the definition of “Whole Board” as set forth in Section 2.4, Section 2.6, Section 2.7, Section 2.9(c), Section 2.11, Section 2.12, Section 3.1, the first sentence of Section 3.2, Section 4.1, Section 4.2(a), Section 4.2(b), Section 7.2, Section 7.4(a) or Section 7.8 of these Bylaws shall require a resolution passed by Supermajority Approval. Any such bylaws, or any alternation, amendment, supplement or repeal of these Bylaws, may be subsequently amended, supplemented or repealed by the stockholders as provided in the Certificate of Incorporation.

(b) Amending, supplementing or repealing any provision of the Certificate of Incorporation prior to the first annual meeting of stockholders following the Effective Time shall require a resolution of the Board of Directors passed by Supermajority Approval. Amending, supplementing or repealing (or adopting any provision that is directly or indirectly inconsistent with) Articles V, VI, VII, XI or XII of the Certificate of Incorporation prior to the Third AMS shall require a resolution of the Board of Directors passed by Supermajority Approval.

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EXHIBIT D

CERTIFICATE OF MERGER

CERTIFICATE OF MERGER

OF

PICASSO MERGER SUB, INC.

(a Delaware corporation)

WITH AND INTO

MOBILE MINI, INC.

(a Delaware corporation)

Pursuant to Section 251 of the General Corporation Law of the State of Delaware (the “DGCL”), the undersigned, the duly elected and acting Chief Executive Officer of MOBILE MINI, INC. hereby certifies that:

1. The names and states of incorporation of the constituent corporations participating in the merger (the “Merger”) are:

(a) PICASSO MERGER SUB, INC., which is incorporated under the laws of the State of Delaware; and

(b) MOBILE MINI, INC., which is incorporated under the laws of the State of Delaware.

2. An Agreement and Plan of Merger, dated as of March 1, 2020 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 251 of the DGCL.

3. The name of the corporation surviving the Merger is MOBILE MINI, INC., a Delaware corporation (the “Surviving Corporation”).

4. The Amended and Restated Certificate of Incorporation of the Surviving Corporation, as set forth in Exhibit A attached hereto, shall be the Certificate of Incorporation of the Surviving Corporation until further amended pursuant to the DGCL.

5. The executed Merger Agreement is on file at 4646 E Van Buren St #400, Phoenix, AZ 85008, the place of business of the Surviving Corporation.

6. A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either constituent corporation.

7. The Merger shall be effective upon the filing of this certificate of merger with the office of the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Surviving Corporation has caused this certificate to be signed by an authorized officer as of this [●] day of [●], 2020.

MOBILE MINI, INC.

By:
Name:
Title:

Signature Page to Certificate of Merger

EXHIBIT A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

MOBILE MINI, INC.

MOBILE MINI, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

A. That the name of the Corporation is MOBILE MINI, INC.

B. That the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 21, 1993 (the “Original Certificate of Incorporation”), and that the Original Certificate of Incorporation was subsequently amended on August 12, 1993, amended on November 12, 1993, amended on December 22, 1993, amended on February 3, 1994, amended on November 16, 1995, amended and restated on November 19, 1997, amended on July 24, 2000, amended on June 26, 2008, and amended on September 14, 2015.

C. Effective upon the acceptance of this Amended and Restated Certificate of Incorporation for filing by the Secretary of State of the State of Delaware (the “Effective Time”), the Original Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

ARTICLE FIRST. The name of the corporation is MOBILE MINI, INC. (the “Corporation”).

ARTICLE SECOND. The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE FOURTH. The total number of shares of stock that the Corporation shall have authority to issue is 100. All such shares are to be common stock, par value of $0.01 per share, and are to be of one class.

ARTICLE FIFTH. Unless and except to the extent that the bylaws of the Corporation shall so require, the election of directors of the corporation need not be by written ballot.

ARTICLE SIXTH. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under any provision of the DGCL, as the same now exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

ARTICLE SEVENTH. To the fullest extent permitted by Section 145 of the DGCL, as the same may be amended and supplemented, the Corporation shall indemnify any and all persons whom it shall have power to indemnify under such section from and against any and all of the expenses, liabilities or other matters referred to in or covered by such section, including directors and officers of the Corporation who were directors or officers of the Corporation prior to the Effective Time, and the Corporation may, in the sole discretion of the Corporation’s Board of Directors (the “Board”) and to such extent and to such effect as the Board shall determine to be appropriate and authorized by the DGCL, indemnify and hold harmless those individuals who served as employees or agents of the Corporation prior to the Effective Time. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of stockholders or otherwise, both as to action in his or her official capacity and to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE EIGHTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal any bylaw.

ARTICLE NINTH. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

EXHIBIT E

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) dated as of March 1, 2020, is by and among Mobile Mini, Inc., a Delaware corporation (the “Company”), Sapphire Holding S.à.r.l., a Luxembourg société à responsabilité limitée (“Shareholder”), TDR Capital II Holdings L.P., a limited partnership registered under the laws of England and Wales (“Holdings”), and TDR Capital LLP, a limited liability partnership incorporated under the laws of England and Wales, in its capacity as manager of Holdings (“Capital”, together with Shareholder and Holdings, the “Shareholder Parties”).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, WillScot Corporation, a Delaware corporation (“Parent”) and Picasso Merger Sub, Inc., a Delaware corporation, are entering into that certain Agreement and Plan of Merger (together with all exhibits and schedules thereto, the “Merger Agreement”), a copy of which, in the form to be entered into, was provided to Shareholder immediately prior to the execution of this Agreement); and

WHEREAS, in order to induce the Company to enter into the Merger Agreement and as a condition thereto, the Company has requested Shareholder, and Shareholder has agreed, to enter into this Agreement with respect to the shares of Parent Common Stock set forth on Schedule A hereto and such additional shares of Parent Common Stock as become Covered Shares pursuant to Section 4.05 (collectively, the “Covered Shares”).

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT

Section 1.01. Voting Agreement. (a) Subject to Section 5.02 and Section 1.01(c), Shareholder hereby irrevocably and unconditionally agrees to, at the Parent Stockholder Meeting and at any other meeting of the stockholders of Parent, however called, including any postponement or adjournment thereof, (i) appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted, in person or by proxy) with respect to all of the Covered Shares that Shareholder is entitled to vote thereon or consent thereto at the time of any vote:

(i) in favor of any proposal to (A) approve the issuance of shares of Parent Common Stock in connection with the Merger and (B) adopt the amendment to Parent’s certificate of incorporation in the form set forth on Schedule B hereto (the proposals in (A) and (B) collectively, the “Transaction Proposals”); and

(ii) against the approval of any (A) Parent Acquisition Proposal or Parent Superior Proposal or (B) corporate action the consummation of which would prevent or materially delay the consummation of the Transactions or result in a material breach of any covenant, representation or warranty or any other obligation or agreement of Parent contained in the Merger Agreement or of the Shareholder in this Agreement.

(b) Subject to Section 5.02, Shareholder shall take any other action reasonably requested by the Company in furtherance of the foregoing, including, without limitation, voting in favor of any proposal to adjourn or postpone any meeting of the stockholders of Parent at which any of the foregoing matters in Section 1.01(i) are submitted for consideration and vote of the stockholders of Parent to a later date if there are not a quorum or sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of these matters.

(c) Notwithstanding anything to the contrary contained in this Agreement, in the event of a Parent Adverse Recommendation Change involving or related to a Parent Intervening Event, Shareholder irrevocably and unconditionally agrees to, at the Parent Stockholder Meeting and at any other meeting of the stockholders of Parent, however called, including any postponement or adjournment thereof, (i) appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted, in person or by proxy) on any Transaction Proposal with respect to all of the Covered Shares that Shareholder is entitled to vote thereon or consent thereto at the time of any vote in the same proportion as the votes cast by all shares of Common Stock not beneficially owned by the Shareholder on such Transaction Proposal, and Shareholder shall not have any other obligations with respect to this Section 1.01.

Section 1.02. Other Voting Rights. Notwithstanding anything to the contrary herein, Shareholder shall remain free to vote in any manner Shareholder deems appropriate in its sole discretion with respect to the Covered Shares on any matter not covered by Section 1.01.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder represents and warrants to the Company that, as of the date hereof:

Section 2.01. Authorization. Shareholder is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of the jurisdiction of its organization. The execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary entity action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder and, assuming due and valid authorization, execution and delivery hereof by the Company, is the valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exceptions.

Section 2.02 Non-Contravention. The execution, delivery and performance by Shareholder of this Agreement and the performance or compliance by Shareholder with any of the terms or provisions hereof do not and will not (a) conflict with or result in any breach of the organizational or governing documents of Shareholder, (b) violate any order, writ, injunction,

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decree or Law applicable to Shareholder or any of the Covered Shares or require Shareholder or any of its Affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority (other than the filing of any required reports with the SEC), (c) result in a violation or breach of, constitute a default under, or give rise to any right of termination, cancelation or acceleration under any agreement or other instrument binding on Shareholder or the Covered Shares except as would not reasonably be expected to materially impair Shareholder’s ability to perform its obligations hereunder or (d) result in the imposition of any Lien on any of the Covered Shares.

Section 2.03. Ownership of Covered Shares. (a) Shareholder is the record and beneficial owner of the Covered Shares and has the right to vote all of the Covered Shares. Shareholder has good and valid title to the Covered Shares, free and clear of any Liens other than pursuant to this Agreement, under applicable federal or state securities Laws, pursuant to any written policies of Parent only with respect to restrictions upon the trading of securities under applicable securities Laws, pursuant to the Shareholders Agreement, dated as of November 29, 2017, by and among Shareholder, Parent and Williams Scotsman Holdings Corp., or pursuant to the Margin Loan Agreement, dated as of August 22, 2018, among Shareholder (as borrower), the lenders party thereto and Barclays Bank plc (as administrative agent and calculation agent) (as amended, the “Margin Loan Agreement”) or the accompanying Pledge and Security Agreement. Shareholder has sole voting power (including the right to control such vote as contemplated herein) and sole power of disposition.

(b) Holdings is the sole shareholder of Shareholder and has the power to vote and dispose of the Covered Shares held by Shareholder. Capital, as the manager of Holdings, has the power to vote and dispose of all of the outstanding equity securities of Shareholder held by Holdings.

Section 2.04. Absence of Litigation. There is no action, suit, investigation or proceeding pending against or, to the knowledge of Shareholder, threatened against or affecting Shareholder before or by any Governmental Entity that would reasonably be expected to materially impair Shareholder’s ability to perform its obligations hereunder.

Section 2.05. Adequate Information. Shareholder is a sophisticated holder with respect to the Covered Shares and has adequate information concerning the Transactions contemplated and concerning the business and financial condition of the Company and Parent to make an informed decision regarding the matters referred to herein and has independently, without reliance upon the Company, Parent, any of their Affiliates or any of the respective Representatives of the foregoing, and based on such information as Shareholder has deemed appropriate, made Shareholder’s own analysis and decision to enter into this Agreement. Shareholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger will be consummated.

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Section 2.06. Finder’s Fee. Except as set forth in the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement or the Merger Agreement pursuant to any arrangement or agreement made by or on behalf of Shareholder.

Section 2.07. 13D. As of the date hereof, the information disclosed in Items 2 and 6 on the Schedule 13D/A filed on August 30, 2018 by Shareholder is true, complete and correct in all respects, except as it relates to the transactions contemplated under the Merger Agreement or this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Shareholder that, as of the date hereof:

Section 3.01. Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Shareholder, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exceptions.

Section 3.02 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the performance or compliance by the Company with any of the terms or provisions hereof do not and will not (a) conflict with or result in any breach of the organizational or governing documents of the Company, (b) violate any order, writ, injunction, decree or Law applicable to the Company, or (c) result in a violation or breach of, constitute a default under, or give rise to any right of termination, cancelation or acceleration under any agreement or other instrument binding on the Company, in each case, except as would not reasonably be expected to materially impair the Company’s ability to perform its obligations hereunder.

ARTICLE 4

COVENANTS OF SHAREHOLDER

Shareholder hereby covenants and agrees that:

Section 4.01. No Proxy, Transfer of Voting Rights or Encumbrance with respect to Covered Shares. Except as contemplated by this Agreement, from and after the date hereof until the earlier of (a) the termination of this Agreement or (b) the Closing, Shareholder shall not, without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), (i) grant any proxy, consent or power of attorney, or enter into any voting trust or other similar agreement, in each case with respect to the voting of any Covered Shares on the matters set forth in Section 1.01, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract with respect to, the sale, assignment, transfer, encumbrance or other disposition of any of the Covered Shares or Holdco Shares (as defined in the Exchange

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Agreement) (each such action in the foregoing clauses (i) and (ii), a “Transfer”) unless the proposed Transfer is to an Affiliate of Shareholder (a “Permitted Transfer”) or (iii) take any action that would have the effect of preventing or disabling Shareholder from performing any of its obligations under this Agreement; provided, however, that the transferee in a Permitted Transfer shall be required to execute a joinder to this Agreement pursuant to which such transferee agrees to be bound by all of the terms of this Agreement. Notwithstanding anything to the contrary herein, Shareholder shall be permitted to (A) surrender to Parent shares of Parent Class B Common Stock in connection with Shareholder’s exchange of the Holdco Shares (as defined in the Exchange Agreement) into shares of Parent Class A Common Stock pursuant to the Exchange Agreement or (B) Transfer any Covered Shares solely in connection with the pledging thereof or any exercise of lender’s rights or remedies, including without limitation any subsequent Transfer by such lender, pursuant to the Margin Loan Agreement or the accompanying Pledge and Security Agreement. Shareholder hereby represents that all proxies, powers of attorney, instructions or other requests given by Shareholder or any of its Affiliates prior to the execution of this Agreement in respect of the voting of the Covered Shares, if any, are not irrevocable and Shareholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to the Covered Shares. For the avoidance of doubt, any exercise of any lender’s rights and/or remedies under the Margin Loan Agreement and any transfer following any exercise of such remedies shall not be limited or restricted by any provision of this Agreement.

Section 4.02 Grant of Proxy. Shareholder hereby irrevocably appoints, and at the request of the Company will cause its Affiliates to irrevocably appoint, as its and their proxy and attorney-in-fact the Company and any Person designated in writing by the Company, each of them individually, with full power of substitution and resubstitution, to vote the Covered Shares in accordance with Section 1.01 at the Parent Stockholder Meeting and at any annual or special meetings of stockholders of Parent (or adjournments or postponements thereof) prior to the termination of this Agreement in accordance with Section 5.02 at which any of the matters described in Section 1.01 is to be considered; provided, that such proxy and attorney-in-fact shall become effective if, and only if, (i) Shareholder has not delivered to Parent at least three (3) Business Days prior to such Parent Stockholder Meeting or annual or special meeting of stockholders of Parent a duly executed proxy card voting the Covered Shares in accordance with Section 1.01 or (ii) such duly executed proxy card is subsequently modified or revoked. This proxy (and any proxy granted by an Affiliate of Shareholder will be), if it becomes effective, is (or will be, as applicable) coupled with an interest, is (or will be, as applicable) given as an additional inducement of the Company to enter into the Merger Agreement and shall be irrevocable prior to the termination of this Agreement or the termination of Shareholder’s obligations under Section 1.01, whichever is earlier, in accordance with Section 5.02, at which time any such proxy shall automatically terminate. Shareholder (solely in its capacity as such) shall take such further actions or execute such other instruments (and shall cause its Affiliates to do so) as may be reasonably necessary to effectuate the intent of this proxy. The Company may terminate this proxy with respect to Shareholder (or any Affiliates) at any time at its sole election by written notice provided to Shareholder.

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Section 4.03. Non-Solicitation.

(a) Each of the Shareholder Parties shall not, and shall cause its Subsidiaries (if any) and its controlled Affiliates and its and their respective officers, directors and employees not to, and shall use reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (a) solicit, initiate or take any action to knowingly facilitate (including by way of providing non-public information) or knowingly encourage or induce the submission of any Parent Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to a Parent Acquisition Proposal, (b) enter into or participate in any discussions or negotiations with, furnish any information relating to Parent or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of Parent or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party that such Shareholder Party knows, or should reasonably be expected to know, is considering, seeking to make, or has made, a Parent Acquisition Proposal or any inquiry or proposal that may reasonably be expected to lead to a Parent Acquisition Proposal, (c) enter into or approve, recommend or declare advisable for such Shareholder Party (or any of its Subsidiaries or controlled Affiliates) to execute or enter into, any agreement, letter of intent, understanding, agreement in principle or other similar arrangement in connection with any Parent Acquisition Proposal or (d) resolve, propose or agree to do any of the foregoing. Each of the Shareholder Parties shall, and shall cause its Subsidiaries (if any), its controlled Affiliates and its and their respective officers, directors and employees to, and shall use reasonable best efforts to cause its and their Representatives to immediately cease and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Parent Acquisition Proposal. In addition, each of the Shareholder Parties shall notify the Company promptly (but in no event later than twenty-four (24) hours) after receipt by such Shareholder Party (or any of its controlled Affiliates or Representatives) of any Parent Acquisition Proposal (including material modifications thereto) or any request for information relating to Parent or any of its Subsidiaries or for access to the business, properties, assets, books or records of Parent or any of its Subsidiaries by any Third Party that, to the knowledge of such Shareholder Party, is considering making or has made, a Parent Acquisition Proposal, which notice shall be provided in writing and shall include a written summary of (i) any material correspondence relating thereto and (ii) the material terms and conditions of such Parent Acquisition Proposal (including material modifications thereto), subject, in each case, to the terms of any Shareholder Acceptable Confidentiality Agreement.

(b) Notwithstanding Section 4.03(a), if at any time prior to the Parent Approval Time (and in no event after the Parent Approval Time), (i) the Board of Directors of Parent receives a bona fide written Parent Acquisition Proposal made after the date hereof that was not solicited in breach of, and does not otherwise result from a violation of Section 7.2 of the Merger Agreement or Section 4.03 and (ii) the Board of Directors of Parent (or committee thereof) (including the Parent Special Committee) determines in good faith and after consultation with Parent’s financial advisor and outside legal counsel that (x) the failure of Parent to take the actions set forth in Section 7.2(b)(i) and Section 7.2(b)(ii) of the Merger Agreement would be inconsistent with the fiduciary duties of the Board of Directors of Parent (or, if applicable, committee thereof) under Applicable Law and (y) it is advisable for the Shareholder Parties to take the actions set forth in Section 4.03(b)(1)-(2), then (and only then) the Shareholder Parties shall be permitted to (1)

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engage in negotiations or discussions with any Third Party that, subject to Parent’s compliance with Section 7.2(a) of the Merger Agreement and the Shareholder Parties’ compliance with Section 4.03(a), has made after the date of this Agreement an unsolicited bona fide written Parent Acquisition Proposal that the Board of Directors of Parent (or Parent Special Committee) determines in good faith, after consultation with its financial advisor and outside legal counsel, is or is reasonably likely to lead to a Parent Superior Proposal and (2) furnish to such Third Party and its Representatives and financing sources nonpublic information relating to such Shareholder Party pursuant to a confidentiality agreement with terms no less favorable to Shareholder than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not include any standstill terms and shall not provide such person with any exclusive right to negotiate with Parent or any Shareholder Party) (a “Shareholder Acceptable Confidentiality Agreement”), a copy of which shall be provided substantially concurrently with its execution, to the Company for informational purposes; provided that all such non-public information (to the extent that such information has not been previously provided or made available to the Company) is provided or made available to the Company, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party; provided further that no Shareholder Acceptable Confidentiality Agreement shall contain Section 3 of the Confidentiality Agreement and upon entry into any Shareholder Acceptable Confidentiality Agreement or Parent Acceptable Confidentiality Agreement, the parties hereby agree that the Confidentiality Agreement shall be amended to remove and replace Section 3 thereof with “[Reserved]”.

Section 4.04. Directors and Officers. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit, restrict or otherwise affect any Affiliate, designee or other representative of Shareholder, in such person’s capacity as a director or officer of Parent, from acting in such capacity or voting on any matter, including the taking of any action pursuant to Section 7.2 of the Merger Agreement (it being expressly acknowledged by the Company that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as the record and beneficial owner of the Covered Shares and not in any other capacity). The Company shall not assert any claim that any action taken by any Affiliate, designee or other representative of Shareholder (or the failure by any such person to take any action) in such person’s capacity as a director or officer of Parent, including the taking of any action pursuant to Section 7.2 of the Merger Agreement, violates any provision of this Agreement.

Section 4.05. Additional Covered Shares. In the event that Shareholder acquires record or beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of any shares of Parent Common Stock after the date hereof, such shares shall, without further action of the parties, be subject to the provisions of this Agreement and included in the definition of “Covered Shares” for so long as they are held or otherwise beneficially owned by Shareholder. Shareholder hereby agrees to notify the Company as promptly as reasonably practicable (and in any event within five Business Days after receipt) orally and in writing of the number of any additional shares of Parent Common Stock or other securities of Parent of which Shareholder acquires Beneficial Ownership on or after the date hereof.

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Section 4.06. Exchange of Shares.

(a) Shareholder hereby (i) agrees not to Transfer (as defined in the Stockholders Agreement) any of the HoldCo Shares that it beneficially owns, (ii) waives any and all preemptive rights it has or may have in connection with the consummation of the Merger and (iii) agrees to, pursuant to Section 2.01 of the Exchange Agreement and that certain Side Letter between the Shareholder and Parent dated as of the date hereof, exercise at or prior to the Closing its right to exchange all of the HoldCo Shares it beneficially owns for a number of newly issued shares of Common Stock (the “Exchanged Shares”) prior to the Closing at an exchange ratio of 1.3261 shares of Common Stock for each HoldCo Share beneficially owned by the Shareholder which exchange ratio shall not be subject to any amendment or adjustment, irrespective of the occurrence of any Dilution Protection Event (as defined in the Exchange Agreement). Concurrently with such exchange and pursuant to the Exchange Agreement, Shareholder will surrender for cancellation all of its shares of Parent Class B Common Stock such that Parent has no Parent Class B Common Stock outstanding at or prior to the Closing.

(b) In addition to any legends required by Applicable Law and the Stockholders Agreement, each certificate (if any) representing the Exchanged Shares shall bear a legend substantially in the following form:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH SECTION 3.01 OF THE SHAREHOLDERS AGREEMENT, INCLUDING THE WRITTEN APPROVAL OF THE COMPANY.”

Section 4.07 Actions. Shareholder hereby agrees (i) not to commence or participate as a plaintiff in (and to waive) and (ii) to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against Parent, Merger Sub, or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Transactions, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or (2) alleging a breach of any fiduciary duty of the Board of Directors of Parent in connection with this Agreement, the Merger Agreement or the Transactions. Nothing in this Section 4.07 shall affect or impair any of Shareholder’s rights or remedies in connection with this Agreement.

Section 4.08 Documentation and Information. Except as required by Applicable Law (in which case Shareholder will notify the Company in advance of such public announcement), Shareholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby without the prior written consent of the Company. Shareholder consents to and authorizes the publication and disclosure by the Company and Parent of Shareholder’s identity and holding of Shareholder’s Covered Shares, the nature of Shareholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information regarding Shareholder, in each case that the Company or Parent reasonably determine, upon advice of outside counsel, is required to be disclosed by Applicable Law in the Joint Proxy Statement/Prospectus or the Registration Statement (including all schedules and

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documents filed with the SEC) or any other disclosure document in connection with the Transactions (including a Schedule 13D), and the inclusion of any such information in any press release. Shareholder agrees to promptly notify the Company and Parent of any required corrections with respect to any information supplied by or on behalf of Shareholder specifically for use in any such disclosure document, if and to the extent that any such information shall contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

Section 4.09 Cooperation. Shareholder shall, at the Company’s request, reasonably cooperate with the Company and Parent in connection with the Company and/or Parent’s efforts to obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary to consummate the Transactions.

Section 4.10 Shareholders Agreement. At the Closing, each of the Shareholder Parties shall deliver to Parent a duly executed counterpart to the Shareholders Agreement, which Shareholders Agreement shall be in the form attached hereto as Exhibit A.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to (a) any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended from time to time and to any rules or regulations promulgated thereunder; provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation, as amended (and, in the case of statutes, any rules and regulations promulgated under such statutes), in each case, as of such date, (b) from or through any date means, unless otherwise specified, from and including or through and including, respectively, (c) the “date hereof” means the date of this Agreement and (d) a “party” or the “parties” mean the parties to this Agreement unless otherwise specified or the context otherwise requires. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. The term “Affiliate” as used with respect to any Shareholder Party shall not include Parent or any of its Subsidiaries, and solely for purposes of Section 4.03(a), shall not include any portfolio companies of any Shareholder Party, so long as the applicable directors, officers or employees of such portfolio companies are not, directly or indirectly, directed or encouraged by a Shareholder Party or any of

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its partners, directors, officers, employees or other Representatives to act in violation of Section 4.03(a). The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Section 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement, and all obligations, terms and conditions contained herein, shall automatically terminate without any further action required by any person upon the earliest to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms. In addition to the foregoing, the obligations of Shareholder set forth in Section 1.01 may be terminated by Shareholder upon written notice to the Company at any time following (i) a Parent Adverse Recommendation Change involving or relating to a Parent Superior Proposal, (ii) any change to the Merger Consideration that is adverse to Shareholder or (iii) any other amendment to the Merger Agreement that is adverse to Shareholder in any material respect. Notwithstanding the foregoing, the provisions of this Section 5.02 and Sections 5.01, 5.04, 5.05, 5.06, 5.07, 5.08, 5.10, 5.12, 5.13, 5.14, 5.15 and 5.16 of this Agreement shall survive any termination of this Agreement and nothing herein shall relieve any party from liability for any breach of this Agreement; provided that with respect to any breach of Section 4.03 of this Agreement, the Company’s sole and exclusive remedy against the Shareholder Parties shall be equitable remedies pursuant to Section 5.11.

Section 5.03. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder or Shareholder’s permitted transferee, and the Company shall have no authority to direct Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

Section 5.04. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense,

Section 5.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and shall inure solely to the benefit of the parties hereto, are not intended to confer upon any Person other than the parties hereto any rights, benefits, remedies, obligations or liabilities hereunder. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Shareholder may transfer or assigns its rights and obligations to the applicable transferee in connection with a Permitted Transfer.

Section 5.06. Governing Law. This Agreement and all Proceedings (whether civil, criminal or administrative and whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement, any of the transactions contemplated by this Agreement or the actions of the parties hereto in the negotiation, administration, performance and enforcement hereof or thereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

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Section 5.07. Jurisdiction. Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or Proceeding relating to the Transactions, on behalf of itself or its property, in accordance with Section 5.12 or in such other manner as may be permitted by Applicable Law, and nothing in this Section 5.07 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its property in any action or Proceeding to the exclusive general jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware in the event any dispute arises out of this Agreement or the Transactions, or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or Proceedings arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Delaware Court of Chancery (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware; (e) waives any objection that it may now or hereafter have to the venue of any such action or Proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any action relating to this Agreement or the Transactions in any court other than the aforesaid courts. Each of the parties hereto agrees that a final judgment in any action or Proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

Section 5.08. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER;

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(B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08.

Section 5.09. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile or by email with .pdf attachments, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 5.11. Specific Performance. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except where this Agreement is terminated in accordance with Section 5.02, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

Section 5.12. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and e-mail transmission, so long as a receipt of such e-mail is requested and received) and shall be given:

if to the Company, to:

Mobile Mini, Inc.

4646 E. Van Buren Street

Phoenix, AZ 85008

Attention: Kelly Williams

Chris Miner

Email:       kwilliams@mobilemini.com

cminer@mobilemini.com

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with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Phillip R. Mills

Email:       phillip.mills@davispolk.com

if to Shareholder, to:

Sapphire Holding S.à.r.l.

20, rue Eugene Ruppert

Luxembourg, L-2453 Luxembourg

Attention: Directors

Email:       tdrlux@tdrcapital.com

notifications@tdrcapital.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Ave.

New York, NY 10022

Attention:         Eric Schiele

                          David Klein

Email:              eric.schiele@kirkland.com

                          dklein@kirkland.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 5.13. Defined Terms. All other capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement; provided that, for purposes of this Agreement, Parent shall not be deemed a Subsidiary or Affiliate of Shareholder.

Section 5.14. No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

Section 5.15. No Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure solely to the benefit of the parties hereto, are not intended to confer upon any Person other than the parties hereto any rights, benefits, remedies, obligations or liabilities hereunder.

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Section 5.16. Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the date first above written.

MOBILE MINI, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

SAPPHIRE HOLDING S.À.R.L.

By:
Name:
Title:

[SIGNATURE PAGE TO VOTING AGREEMENT]

TDR CAPITAL II HOLDINGS L.P.
acting by its manager TDR CAPITAL LLP

By:
Name:
Title:

in the presence of:

Signature of witness:

Name of witness:

Address:

[SIGNATURE PAGE TO VOTING AGREEMENT]

TDR CAPITAL LLP
In its capacity as manager to TDR Capital II Holdings L.P.

By:
Name:
Title:

in the presence of:

Signature of witness:

Name of witness:

Address:

[SIGNATURE PAGE TO VOTING AGREEMENT]

Exhibit A

Form of Shareholders Agreement

(See attached.)

Schedule A

Covered Shares

Class of Capital Stock	Total Number of Shares Owned by Shareholder
Class A Common Stock, par value $0.0001 per share	49,067,354	*
Class B Common Stock, par value $0.0001 per share	8,024,419

*	Includes 13,614 shares of restricted Class A Common Stock

Schedule B

Amendment to Certificate of Incorporation

(See attached.)

EXHIBIT F

SHAREHOLDERS AGREEMENT

dated as of

[●], 2020

among

SAPPHIRE HOLDING S.À.R.L.,

TDR CAPITAL II HOLDINGS L.P.,

TDR CAPITAL LLP,

and

[COMBINED CORPORATION]

i

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT (this “Agreement”), dated as of [●], 2020, is entered into by and among [Combined Corporation], a Delaware corporation (the “Company”), Sapphire Holding S.à.r.l. (“Holdings”), TDR Capital II Holdings L.P. (“Parent”) and TDR Capital LLP, in its capacity as manager of Parent (“Manager”, together with Holdings, Parent and each Person that has executed and delivered to the Company a joinder to this Agreement in accordance with Section 3.01(d), the “Shareholders”).

WHEREAS, the Company and Holdings desire to terminate that certain Shareholders Agreement, dated as of November 29, 2017 (the “Original Shareholders Agreement”), by and among Williams Scotsman Holdings Corp., the Company, Holdings, Algeco Scotsman Global S.à.r.l., Algeco Scotsman Holdings Kft., and solely for the purposes of Section 2.01 thereof, Double Eagle Acquisition LLC and Harry E. Sloan pursuant to the terms thereof;

WHEREAS, the Company, Mobile Mini, Inc., a Delaware corporation (“Mobile Mini”), and Picasso Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of the Company (“Merger Sub”), have entered into that certain Agreement and Plan of Merger dated as of March 1, 2020 providing for the merger of Merger Sub with and into Mobile Mini (the “Merger Agreement”); and

WHEREAS, the Shareholders and the Company deem it in their best interests and in the best interests of the Company to enter into this Agreement to set forth their respective rights, duties and obligations in connection with the consummation of the merger contemplated by the Merger Agreement and Holdings’ investment in the Company.

NOW, THEREFORE, for good and valuable consideration the sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

   Section 1.01 Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in this Article I.

“15% Condition” has the meaning set forth in Section 2.02(a).

“5% Condition” has the meaning set forth in Section 2.02(a).

“Affiliate” means, with respect to any Person, any other Person that, at the time of determination, directly or indirectly, whether through one or more intermediaries or otherwise, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations, orders, writs, judgments, awards, injunctions or rulings of any Governmental Authority.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York, London or Phoenix, Arizona are authorized or required by law to close.

“Bylaws” means the bylaws of the Company adopted on November 14, 2019, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement or as contemplated in the Merger Agreement.

“Certificate of Incorporation” means the certificate of incorporation of the Company, as filed on November 29, 2017 with the Secretary of the State of Delaware and as the same may be amended, modified, supplemented or restated from time to time (including as contemplated in the Merger Agreement).

“Change of Control” means any transaction or series of related transactions (as a result of a tender offer, merger, consolidation or otherwise) that (a) results in or is in connection with any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers acquiring beneficial ownership, directly or indirectly, of a majority of the then issued and outstanding Common Stock, (b) results in or is in connection with the sale, lease, exchange, conveyance, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company and its Subsidiaries (if any), on a consolidated basis, to any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers (including any liquidation, dissolution or winding up of the affairs of the Company, or any other distribution made, in connection therewith), or (c) results in the then-current holders of Common Stock collectively owning less than a majority of the voting power of the surviving entity immediately following consummation thereof.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company and any voting securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, or internal reorganization in the form of merger, consolidation or exchange, or similar transaction.

“Company” has the meaning set forth in the preamble.

“Competitively Sensitive Information” means Confidential Information designated by the general counsel of the Company that is competitively sensitive with respect to the applicable recipient in the reasonable discretion of the general counsel of the Company, including without limitation, such Confidential Information with respect to profit margins, product and brand costs and profit and loss information, price lists, customer and supplier lists and other customer and supplier specific information, customer contracts, purchase orders, statements of work, plans to increase or reduce production outside of the ordinary course, plans to enter or leave product or geographic markets or similar information, new products plans, purchasing patterns and pricing, supply arrangements, strategic alliances, promotional plans and advertising plans, to the extent that such information is not aggregated, redacted, anonymized or otherwise desensitized. For the avoidance of doubt, information regarding the overall financial performance of the Company or aggregated information that does not include any specific information on any of the matters set forth above shall not be deemed to be Competitively Sensitive Information.

“Confidential Information” means all confidential and proprietary information and data of the Company or any of its Subsidiaries disclosed or otherwise made available to any Shareholder or any Representative (in such Person’s capacity as such) thereof (together, for this purpose, a “Recipient”) pursuant to the terms of this Agreement, whether disclosed electronically, orally or in writing or through other methods made available to the Recipient. Notwithstanding the foregoing, for purposes of this Agreement, Confidential Information will not include any information (a) already in the public domain at the date of the transmission, or which has become generally available to the public other than as a result of a disclosure by the Recipient in breach of this Agreement, (b) in the Recipient’s possession and which is not, or was not at the time of acquisition of possession, to the Recipient’s actual knowledge, covered by any confidentiality

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agreements between the Recipient, on the one hand, and the Company or any of its Subsidiaries, on the other hand, (c) which the Recipient may receive on a non-confidential basis from a third party and which is not, to the Recipient’s actual knowledge, covered by a confidentiality agreement with the Company or any of its respective Subsidiaries or (d) that was provided prior to the date hereof and is subject to the Confidentiality Agreement.

“Confidentiality Agreement” means that certain Mutual Confidentiality Agreement, dated as of April 30, 2019 and amended as of January 7, 2020, by and among the Company, Mobile Mini and Manager.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Authority, the giving notice to, or registration with, any Governmental Authority or any other action in respect of any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi- governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Applicable Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Holdings” has the meaning set forth in the preamble.

“Holdings Board Member” has the meaning set forth in Section 2.02(a).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Lock-up Period” has the meaning set forth in Section 3.01(a).

“Manager” has the meaning set forth in the preamble.

“Merger Agreement” has the meaning set forth in the preamble.

“Organizational Documents” means the Bylaws and the Certificate of Incorporation.

“Overlapping Business” means any Person that offers products or services that directly compete with products or services offered by the Company in the same geographic area (“Competing Products”), which Competing Products generate annual revenue that is at least 15% of the consolidated annual revenue of the Company.

“Parent” has the meaning set forth in the preamble.

“Permitted Transferee” means, with respect to any Shareholder, an Affiliate of such Shareholder, a general partner or manager of such Shareholder or any of its Affiliates (excluding any other portfolio company thereof), any fund which has the same general partner or manager as such Shareholder or any of their Affiliates, any fund in respect of which such Shareholder or one of its/their Affiliates is a general partner or manager, including, with respect to Holdings, without limitation TDR Capital Nominees Limited.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

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“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“SEC” has the meaning set forth in Section 2.03(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholders” has the meaning set forth in the preamble.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Stock or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Stock.

“Transfer” means to, directly or indirectly, offer, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Common Stock owned by a Person or any interest (including a beneficial interest) in any Common Stock owned by a Person, including establishing or increasing a put equivalent position, or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the 1934 Act with respect to, any shares of Common Stock beneficially owned by such Shareholder.

ARTICLE II.

CONFIDENTIALITY; BOARD DESIGNATION; STANDSTILL

Section 2.01 Confidentiality.

(a)

Each Shareholder will, and will cause its Representatives to, (i) keep confidential all Confidential Information received by it from the Company or any of its Subsidiaries or controlled Affiliates and not disclose or reveal any such information to any Person without the prior written consent of the Company, other than to such Shareholder’s Representatives whom such Shareholder determines in good faith need to know such information for the purpose of evaluating, monitoring or taking any other action with respect to the investment by such Shareholder in the Company, and (ii) use its reasonable best efforts to cause its Representatives to observe the terms of this Section 2.01 as if they were parties to this Agreement; provided, however, that nothing herein will prevent any Shareholder from disclosing any information that is required to be disclosed by Applicable Law so long as, prior to such disclosure, such Shareholder, unless prohibited by Applicable Law, uses its reasonable efforts to notify the Company of any such disclosure, uses reasonable efforts (at the Company’s sole expense) to limit the disclosure to only those portions that are required to be disclosed under such Applicable Law and maintains the confidentiality of such other information to the maximum extent permitted by Applicable Law.

(b) In furtherance and not in limitation of the foregoing, each Holdings Board Member shall be permitted to share Confidential Information with Holdings, Parent and Manager and any of each of Holdings’, Parent’s and Manager’s Representatives or Permitted Transferees; provided that, under no circumstances shall any Holdings Board Member or any of Holdings, Parent, Manager or any of their respective Representatives or Permitted Transferees be permitted to share Confidential Information with (i) any portfolio company of Parent or any portfolio company of any of Parent’s Affiliates or (ii) any Person who holds a management position in a portfolio

4

company of Parent or a portfolio company of any of Parent’s Affiliates that is an Overlapping Business. Parent agrees on behalf of itself and its Affiliates that any Person who receives Competitively Sensitive Information pursuant to this Agreement will not, until the date that is 9 months following the latest time at which any such Person received such Competitively Sensitive Information, hold a management position in an Overlapping Business.

(c)

With respect to Parent, Holdings, Manager and their respective Representatives, including each Holdings Board Member, the restrictions set forth in this Section 2.01 shall survive until the date that is two years after the date on which the 5% Condition is no longer satisfied.

(d)

Notwithstanding anything to the contrary in the foregoing, the parties acknowledge that each Shareholder and its Affiliates, partners, officers and employees may serve as directors (or in similar roles) of portfolio companies of Parent or its Affiliates (“Dual Role Persons”), and such Shareholder shall not be deemed to be in breach of its obligations in this Section 2.01, and any such portfolio company will not be deemed to have received Confidential Information, solely due to the dual role of any such Dual Role Person so long as such Dual Role Person does not (i) provide or otherwise communicate any Confidential Information to such portfolio company or the directors, officers, employees, consultants or advisors of any such portfolio company, other than another Dual Role Person, (ii) direct or encourage such portfolio company to act with respect to any Confidential Information or (iii) use such Confidential Information other than in connection with evaluating, monitoring or taking any other action with respect to the investment by such Shareholder in the Company; provided that no officer or employee of any Shareholder or any of its Affiliates who has received any Competitively Sensitive Information may serve as director (or in similar role) of any portfolio company of Parent or any of its Affiliates that is an Overlapping Business for as long as such information received remains Competitively Sensitive Information. For purposes of this Section 2.01(d), the Company shall, upon request of Parent, use reasonable efforts to aggregate, anonymize, redact or otherwise desensitize Confidential Information to the extent practicable such that it no longer constitutes Competitively Sensitive Information.

(e)

Notwithstanding anything to the contrary provided herein, any partner, officer or employee of any Shareholder or any of their respective Affiliates may serve as a director (or in similar role) of a portfolio company of any Shareholder or any of its Affiliates that is an Overlapping Business (provided that, for purposes of this Section 2.01(e), the reference to “is at least 15%” in the definition of Overlapping Business shall be deemed to be a reference to “represents any”), and serve as a Holdings Board Member; provided that, in such circumstances, the Company shall have the right, in the reasonable discretion of the general counsel of the Company, to deny any such Holdings Board Member access to any Competitively Sensitive Information. For purposes of this Section 2.01(e), the Company shall, upon request of Parent, use reasonable efforts to aggregate, anonymize, redact or otherwise desensitize Confidential Information to the extent practicable such that it no longer constitutes Competitively Sensitive Information.

(f)	Nothing in this Section 2.01 shall prohibit any Shareholder or any of its Affiliates from acquiring or owning securities or other investments in any Overlapping Business.

Section 2.02 Board Designation.

(a)

From and after the date hereof, (i) for so long as Holdings, together with its Permitted Transferees, beneficially owns at least 15% of the outstanding shares of Common Stock (the “15% Condition”), Holdings shall have the right to require the Company to nominate, and use its best efforts to have elected to the Board at any annual or special meeting of the Company’s stockholders, two individuals designated by Holdings and who satisfy the director qualification criteria set forth in the charter of the Nominating and Corporate Governance Committee of the Company (each, a “Holdings Board Member”), (ii) for so long as Holdings, together with its Permitted Transferees, beneficially owns at least 5% but less than 15% of the outstanding shares of Common Stock (the “5% Condition”), Holdings shall have the right to require the Company

5

to nominate, and use its best efforts to have elected to the Board at any annual or special meeting of the Company’s stockholders, one Holdings Board Member. The initial Holdings Board Members shall be Gary Lindsay and Stephen Robertson. If neither the 15% Condition nor the 5% Condition is satisfied, Holdings shall not have the right to designate a Holdings Board Member to the Board. Upon being appointed as a Holdings Board Member, such Holdings Board Member shall execute a resignation letter, tendering his or her resignation from the Board, effective upon the 15% Condition or the 5% Condition, as applicable, no longer being satisfied; provided, that if Holdings no longer has the right to designate a Holdings Board Member because the 15% Condition is no longer satisfied, Holdings shall be entitled to designate which Holdings Board Member shall resign.

(b)

If, as a result of death, disability, retirement, resignation, removal (with or without cause) or otherwise, there shall exist or occur any vacancy on the Board with respect to a Holdings Board Member, (i) Holdings may designate another individual who satisfies the director qualification criteria set forth in the charter of the Nominating and Corporate Governance Committee of the Company (the “Replacement Nominee”) to fill such vacancy and serve as a Holdings Board Member and (ii) the Company will cause the Board to promptly appoint the Replacement Nominee to the Board.

Section 2.03 Standstill Restrictions. From the date of this Agreement and until the date on which Parent beneficially owns a number of shares of Common Stock that constitutes less than 5% of the outstanding Common Stock (the “Standstill Period”), Holdings shall not, and shall cause all of its respective Subsidiaries and Affiliates not to, directly or indirectly through another Person, unless expressly invited in a writing with the approval of the Board (provided, that the Holding Board Members shall not participate in such decision):

(a)

acquire, agree to acquire, propose, seek or offer to acquire or announce the intention to acquire, or knowingly facilitate the acquisition or ownership of (whether publicly or otherwise and whether or not subject to conditions) any equity securities, loans, debt securities or assets of the Company or any of its Subsidiaries, or any warrant, option or other direct or indirect right to acquire any such securities, loans or assets;

(b)

enter into, agree to enter into, propose, or seek or offer to enter into or knowingly facilitate any merger, business combination, recapitalization, restructuring or other extraordinary transaction (including a Change of Control) involving the Company or any of its Subsidiaries;

(c)

initiate, knowingly encourage, make, or in any way participate or engage in, any “solicitation” of “proxies” as such terms are used in the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”) to vote, or seek to advise or influence any person (other than any Permitted Transferees) with respect to the voting of, any voting securities of the Company (including, for the avoidance of doubt, indirectly by means of communication with the press or media), in each case, other than in a manner in accordance with the recommendation of the Board;

(d)

file with the SEC a proxy statement or any supplement thereof or any other soliciting material in respect of the Company or its shareholders that would be required to be filed with the SEC pursuant to Rule 14a-12 or other provisions of the Exchange Act;

(e)	nominate or recommend for nomination a person for election at any shareholder meeting of the Company at which directors of the Board are to be elected, other than pursuant to Section 2.02;

(f)	submit any shareholder proposal for consideration at, or bring any other business before, any shareholder meeting of the Company;

(g)	initiate, knowingly encourage, or actively participate or engage in, any “withhold” campaign with respect to any shareholder meeting of the Company;

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(h)

form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company, other than with the Permitted Transferees;

(i)	call, request the calling of, or otherwise seek or assist in the calling of a special meeting of the Shareholders;

(j)	otherwise act, alone or in concert with others, to seek to control the management of the Company;

(k)	disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing; or

(l)

advise, assist or knowingly encourage or enter into any negotiations, agreements or arrangements with any other persons (other than any Permitted Transferees) in connection with the foregoing (provided, that this paragraph (l) shall not restrict a Shareholder’s ability to Transfer its Common Stock in accordance with Section 3.01);

provided that the foregoing limitations will (i) in no way limit the activities of any Person appointed to the Board pursuant to the terms of the Merger Agreement or this Agreement taken in his or her capacity as a director of the Company, (ii) not preclude the exercise of any rights received as a dividend or other distribution in a rights offering or other issuance in respect of any Common Stock beneficially owned by Holdings, (iii) not require Holdings or any of its Affiliates to vote its Common Stock with respect to any matter in any given manner or at all and not restrict Holdings or any of its Affiliates from publicly stating how it intends to vote on any particular matter and (iv) not limit Holdings or its Affiliates from participating in any auction process initiated by the Company or any of its Subsidiaries with respect to its assets in which the Company has invited in writing Holdings or any of its Affiliates to participate. Holdings further agrees that during the Standstill Period it will not (and will ensure that its controlled Affiliates and any person acting on behalf of or in concert with it or any of its controlled Affiliates will not), directly or indirectly (x) make any request directly or indirectly, to amend or waive any provision of this Section 2.03 (including this sentence), or (y) take any action (except as expressly permitted herein) that would reasonably be expected to require the Company to make a public announcement regarding the possibility of a business combination, merger or other extraordinary transaction described in this Section 2.03 with it or any of its controlled Affiliates. Notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 2.03 shall be inoperative and of no force or effect if (A) the Company enters into a definitive agreement providing for a Change of Control (solely for the purposes of this sentence, whether or not such Change of Control is with a Third Party Purchaser) or (B) the Board fails to publicly recommend against any tender or exchange offer for Common Stock commenced by another Person within ten business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act.

ARTICLE III.

RESTRICTIONS ON TRANSFER

Section 3.01 General Restrictions on Transfer.

(a)

Except as permitted by Section 3.01(b), Holdings will not, and will cause each of its Permitted Transferees not to, from the date hereof until the six month anniversary of the date hereof (the “Lock-up Period”), Transfer any of the Common Stock that it beneficially owns; provided that such restriction may be waived or amended by (x) the Related Party Transactions Committee of the Board, or (y) if such committee is no longer in existence, the Board. Following the expiration of the Lock-up Period, Holdings and each of its Permitted Transferees may Transfer any Common Stock held by Holdings; provided that Holdings shall not, and shall cause each of its Permitted Transferees not to, Transfer (i) more than 50% of the Common Stock held by Holdings as of the date of this Agreement during the one year period following the Lock-up Period, (ii) Common Stock to any “person” or “group” (in each case within the meaning of Section 13(d) of the 1934 Act), in a single transaction or series of related transactions, if such “person” or “group”

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beneficially owns more than 5.0% of the then-outstanding shares of Common Stock or would hold, as a result of such transfer, more than 5.0% of the then-outstanding shares of Common Stock or (iii) until such time that Holdings, together with its Permitted Transferees, beneficially owns less than 5% of the then-outstanding shares of Common Stock, Common Stock constituting more than 2.5% of the then-outstanding Common Stock in any 90-day period in an open market sale or block trade, unless through a marketed offering or a privately negotiated sale so long as any such privately negotiated sale is to the ultimate investor and not an intermediary; provided, further, that the foregoing requirements may be waived or amended by (x) the Related Party Transactions Committee of the Board, or (y) if such committee is no longer in existence, the Board (provided, that the Holdings Board Members shall not participate in such decision). Without limiting the foregoing, Holdings shall comply with the Securities Trading Policy of the Company with respect to each Transfer of Common Stock.

(b)

The provisions of Section 3.01(a) shall not apply to any Transfer by Holdings or its Permitted Transferees (i) of all (or a portion of) of its Common Stock to a Permitted Transferee, (ii) pursuant to a merger, stock sale, consolidation or other business combination of the Company with a Person that is unaffiliated with the Shareholders or (iii) solely in connection with the pledging of any Common Stock or any exercise of lender’s rights or remedies, including without limitation any subsequent Transfer by such lender, pursuant to any loan agreement with a bona fide financial institution. For the avoidance of doubt, any exercise of any lender’s rights and/or remedies under any such loan agreement and any transfer following any exercise of such remedies shall not be limited or restricted by any provision of this Agreement.

(c)

In addition to any legends required by Applicable Law, each certificate (if any) representing the Common Stock of the Company held by the Shareholders shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT.”

(d)

Prior notice shall be given to the Company by the transferor of any Transfer permitted by this Section 3.01 (whether or not to a Permitted Transferee) of any Common Stock at least three Business Days prior to the date of any such Transfer. Prior to or concurrently with the consummation of any Transfer to a Permitted Transferee, Holdings shall cause the transferee to execute and deliver to the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement. Upon any Transfer by Holdings of any of its Common Stock to a Permitted Transferee, in accordance with the terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

(e)

Notwithstanding any other provision of this Agreement, each Shareholder agrees that it will not, directly or indirectly, Transfer any of its Common Stock (i) except as permitted under the Securities Act and other applicable federal or state securities laws, (ii) if it would cause the Company or any of its Subsidiaries to be required to register as an investment company under the Investment Company Act of 1940, as amended, or (iii) if it would cause the assets of the Company or any of its Subsidiaries to be deemed plan assets as defined under the Employee Retirement Income Security Act of 1974, as amended, or its accompanying regulations or result in any “prohibited transaction” thereunder involving the Company.

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(f)

Any attempt to Transfer any Common Stock that is not in compliance with this Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s stock records to such attempted Transfer and the purported transferee in any such Transfer shall not be treated as the owner of such Common Stock for any purposes of this Agreement.

ARTICLE IV.

OTHER AGREEMENTS

Section 4.01 Termination of Original Agreement.

Pursuant to Section 7.01 of the Original Shareholders Agreement, Holdings and the Company hereby agree to terminate the Original Shareholders Agreement in its entirety effective as of the date hereof.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Section 5.01 Shareholder Representations and Warranties. Each Shareholder represents and warrants to the Company and each other Shareholder that:

(a)

Such Shareholder is an entity duly organized and validly existing and in good standing (or the equivalent thereof) under the laws of the jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

The execution and delivery of this Agreement, the performance by such Shareholder of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other company action of such Shareholder. Such Shareholder has duly executed and delivered this Agreement.

(c)

This Agreement constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority (other than the filing of any required reports with the SEC).

(d)

The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such Shareholder, (ii) conflict with or result in any violation or breach of any provision of any Applicable Law or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which such Shareholder is a party.

(e)

Except for this Agreement, the Amended and Restated Registration Rights Agreement, dated as of November 29, 2017, by and among the Company, Holdings and certain other parties, and the Margin Loan Agreement, dated as of August 22, 2018, among Holdings, the lenders party thereto and Barclays Bank plc (as administrative agent and calculation agent) and the accompanying Pledge and Security Agreement, to the extent applicable, such Shareholder is not bound by any other agreements or arrangements of any kind with any other party with respect to the Common Stock, including agreements or arrangements with respect to the acquisition or disposition of the Common Stock or any interest therein or the voting of the Common Stock (regardless of whether or not such agreements and arrangements are with the Company or any other Shareholder).

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ARTICLE VI.

TERM AND TERMINATION

Section 6.01 Termination.

This Agreement shall terminate upon the earliest of: (a) the date on which neither Holdings nor any of its Permitted Transferee(s) beneficially owns at least 5% of the then outstanding Common Stock; provided that, Section 2.01 shall survive for the duration specified therein; (b) the dissolution, liquidation, or winding up of the Company; or (c) upon the written agreement of the Company and Holdings.

Section 6.02 Effect of Termination.

(a)

The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not effect: (i) the existence of the Company; (ii) the obligation of any party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination; (iii) the rights which any Shareholder may have by operation of law as a Shareholder; or (iv) the rights contained herein which are intended to survive termination of this Agreement.

(b)	The following provisions shall survive the termination of this Agreement: this Section 6.02 and Section 7.02, Section 7.09, Section 7.10 and Section 7.12.

ARTICLE VII.

MISCELLANEOUS

Section 7.01 Expenses.

Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.02 Notices.

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

if to Holdings, Parent or Manager:

Sapphire Holding S.à.r.l.

20, rue Eugene Ruppert

Luxembourg, L-2453 Luxembourg

Attention: Directors

Email: tdrlux@tdrcapital.com

notifications@tdrcapital.com

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with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: David M. Klein, P.C., Eric Schiele, P.C.

E-mail: dklein@kirkland.com, eric.schiele@kirkland.com

if to the Company to:

[Combined Corporation]

901 S. Bond Street, #600

Baltimore, MD 21231

Attention: Tim Lopez

E-mail: hezron.lopez@willscot.com

with a copy to (which shall not constitute notice):

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: William Schwitter

Facsimile: (212) 610-6399

E-mail: william.schwitter@allenovery.com

Section 7.03 Interpretation.

For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 7.04 Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

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Section 7.05 Entire Agreement.

This Agreement and the Organizational Documents constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 7.06 Amendment and Modification; Waiver.

This Agreement may only be amended, modified or supplemented by an agreement in writing signed by the Company and Holdings. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.07 Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, to the extent permitted under Article III hereof.

Section 7.08 No Third-Party Beneficiaries.

This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.09 Governing Law; Jurisdiction.

(a)

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

(b)

Each of the parties agrees that it shall bring any action or proceeding in respect of any claim arising under or relating to this Agreement or the transactions contemplated by this Agreement exclusively in the Court of Chancery of the State of Delaware (or if such court declines to accept jurisdiction over a particular matter, any state or Federal court located within the State of Delaware) (the “Chosen Courts”) and, solely in connection with such claims, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to the laying of venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (d) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.02 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. The consent to jurisdiction set forth in this Section 7.09 shall not constitute a general consent to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 7.09. The parties agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

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Section 7.10 Equitable Remedies.

Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement. In the event that any party files a suit to enforce the covenants contained in this Agreement (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to receive in addition to all other damages to which it may be entitled, the costs incurred by such party in conduction the suit, including reasonable attorney’s fees and expenses.

Section 7.11 Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 7.12 Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.13 Actions by the Company.

Any actions, including without limitation any decisions, waivers, requests or consents, to be taken or made by the Company under this Agreement shall only be made with (i) prior approval of the Related Party Transactions Committee of the Board, or (ii) if such committee is no longer in existence, prior approval of the Board (provided, that the Holdings Board Members shall not participate in such decision).

Section 7.14 Section 16 Matters.

So long as the Shareholders have the right to designate a Holdings Board Member, the Board shall take such action as is reasonably necessary to cause the exemption of any acquisition or disposition of Common Stock or other equity securities by the Shareholders in connection with a sale of the Company from the liability provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3, including by passing one or more exemptive resolutions in connection with each purported acquisition or disposition of Common Stock or other equity securities by the Shareholders in connection with a sale of the Company.

Section 7.15 Trading Restriction Periods.

For so long as Holdings is entitled to designate a Holdings Board Member, Holdings shall, and shall cause each of its controlled Affiliates to, abide by the provisions of the Securities Trading Policy of the Company in the form attached hereto in Exhibit B that are generally applicable to any Covered Person under the headings (i) “Quarterly Trading Restrictions” and (ii) “Event-Specific Trading Restriction Periods” (and, for purposes of this clause (ii), solely with respect to restrictions that are communicated reasonably in advance in writing to Holdings by the Company), but subject to the permitted exceptions therein.

[Signature Page Immediately Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Company:

[COMBINED CORPORATION]

By:
Name:
Title:

Shareholders:

SAPPHIRE HOLDING S.À.R.L.

By:
Name:
Title:

TDR CAPITAL II HOLDINGS L.P. acting by its manager TDR CAPITAL LLP

By:
Name:
Title:

In presence of:

Signature of Witness:

Name of Witness:

Address:

[Signature Page to Shareholders Agreement]

TDR CAPITAL LLP In its capacity as manager to TDR Capital II Holdings L.P.

By:
Name:
Title:

In presence of:

Signature of Witness:

Name of Witness:

Address:

Exhibit A

EXHIBIT A JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Shareholders Agreement dated as of [●] (as the same may be amended from time to time, the “Shareholders Agreement”) among [Combined Corporation], a Delaware corporation (the “Company”), Sapphire Holding S.à.r.l. (“Holdings”), TDR Capital II Holdings L.P. (“Parent”) and TDR Capital LLP (“Manager”, together with Holdings, Parent and each Person that has executed and delivered to the Company a joinder to this Agreement in accordance with Section 3.01(d), the “Shareholders”).

Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders Agreement.

The Joining Party hereby acknowledges and agrees that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party under the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of the Shareholder from whom it has acquired the Common Stock (to the extent permitted by the Shareholders Agreement) as if it had executed the Shareholders Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below. Date: [         ], 20[         ]

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

AGREED ON THIS [ ], 20[ ]:

By:
Name:
Title:

A-1

Exhibit B

SECURITIES TRADING POLICY

EXHIBIT G-1

[Combined Corporation]

AUDIT COMMITTEE CHARTER

PURPOSE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of [Combined Corporation] (the “Company”) is to oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting. In that regard, the Committee assists the Board in monitoring: (i) the integrity of the Company’s financial statements and accounting and financial reporting processes; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, performance, and independence; (iv) the performance of the Company’s internal audit and disclosure controls functions; and (v) the Company’s risk management framework. As used herein, the term “independent auditor” includes any registered public accounting firm engaged by the Company for the purpose of preparing an audit report or performing audit, review or attest services.

The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

COMPOSITION

The Committee shall be comprised of four directors, two of which shall be WillScot Continuing Directors (as defined in the Bylaws of the Company) and two of which shall be Mobile Mini Continuing Directors (as defined in the Bylaws of the Company). Each such director shall be determined by the Board to be “independent” as required by Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules and regulations of the Nasdaq Stock Market (“Nasdaq”). Each member of the Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background that leads to financial sophistication. At least one member of the Committee must be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K, as determined by the Board. A person who satisfies this definition of audit committee financial expert will also be presumed to have financial sophistication.

Appointments to the Committee (including determination that appointees are financially literate, designation of the Chair of the Committee, and identification of at least one Committee member as an “audit committee financial expert”) shall be made by the Board on an annual basis upon recommendation of the Nominating and Corporate Governance Committee of the Board. Each member shall be subject to annual reconfirmation and may be removed by the Board at any time, with or without cause.

The Committee shall not include any member who: (i) participated in the preparation of the Company’s or any of its subsidiaries’ financial statements at any time during the past three years; (ii) accepted any consulting, advisory, or other compensatory fee (directly or indirectly) from the Company, other than in his or her capacity as a member of the Committee, the Board, or another committee of the Board; or (iii) is an affiliate of the Company as defined by the SEC’s rules, other than a director who meets Nasdaq’s independence requirements.

No member of the Committee may serve simultaneously on the audit committee of more than three other public companies.

POWER & AUTHORITY

The Committee shall have the sole authority to appoint, determine funding for, and oversee the outside auditors (subject, if applicable, to stockholder ratification). The Committee shall be directly responsible for the appointment, compensation, retention, termination, and oversight of the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (subject, if applicable, to stockholder ratification). The independent auditor shall report directly to the Committee. Similarly, the Committee shall oversee aspects of the internal audit function, as set forth in this Charter (the “Charter”).

The Committee shall approve all auditing services, internal control-related services and permitted non-audit services (including the range of fees and terms thereof) to be performed for the Company by the independent auditor before the auditor is engaged to render such services, subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit. The Committee shall review and discuss with the independent auditor any documentation supplied by the independent auditor as to the nature and scope of any tax or non-audit services to be approved, as well as the potential effects of the provision of such services on the auditor’s independence.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services pursuant to pre-approval policies and procedures established by the Committee, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to engage and determine funding for independent legal, accounting or other advisors. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company and to any advisors employed by the Committee, as well as funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

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The Committee shall make regular reports to the Board. These reports shall include a review of any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the independence and performance of the Company’s independent auditor, the performance of the internal audit function, and any other matters that the Committee deems appropriate or is requested to include by the Board.

The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Nominating and Corporate Governance Committee for its review.

The Committee shall be given full access to the employees of the Company’s internal audit function, corporate officers, employees, and independent auditors, as necessary, to carry out these responsibilities.

RESPONSIBILITIES

The Committee shall:

Financial Statement & Disclosure Matters

1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2. Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including disclosures made in management’s discussion and analysis and the results of the independent auditor’s review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles; the clarity of the financial disclosures made by the Company; and information regarding any “second” opinions sought by management from an independent auditor with respect to the accounting treatment of a particular event or transaction.

4. Review and discuss with management (including one or more senior internal audit executives) and the independent auditor the Company’s internal controls report and, if applicable, the independent auditor’s attestation report prior to the filing of the Company’s Form 10-K.

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5. Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within U.S. generally accepted accounting principles (“GAAP”) that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. Obtain, review, and approve, if applicable, a timely analysis from management relating to any significant proposed or contemplated changes to the Company’s accounting principles, policies, estimates, internal controls, disclosure controls, procedures, practices, and auditing plans (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

7. Discuss with management in advance the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general, consisting of discussing the types of information to be disclosed and the types of presentations to be made.

8. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

9. Review with management, the head of internal audit, and/or the independent auditor the Company’s policies (including, without limitation, the Company’s risk assessment and enterprise risk management policies) with respect to significant risks and exposures, including risks affecting the Company financially, operationally, and virtually (e.g., cyber-security and data-protection risks), and the steps taken to assess, monitor and manage such risks.

10. Review and approve the Company’s policies and processes governing the use of derivative transactions and hedging strategy, and approve the Company’s decisions to enter into swaps and other derivative transactions.

11. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 114 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work and management’s response thereto, any restrictions on the scope of activities or access to requested information, any accounting adjustments that were noted or proposed by the auditor but were not adopted or reflected, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any management or internal control letter issued, or proposed to be issued, by the auditor, and any significant disagreements with management. In connection with its oversight responsibilities, the Committee shall be directly responsible for the resolution of any disagreements between management and the auditor regarding the Company’s financial reporting.

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12. Periodically discuss with the independent auditor and employees of the internal audit function, without management being present: (a) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting; and (b) the completeness and accuracy of the Company’s financial statements.

13. Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein which are reasonably likely to affect the Company’s ability to record, process, summarize and report financial information and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

14. Ensure that a public announcement of the Company’s receipt of an audit opinion that contains a going concern qualification is made promptly.

Oversight of the Committee’s Relationship with Independent Auditors

15. In connection with the Committee’s sole authority to appoint the independent auditor, before the engagement of the independent auditor by the Committee and at least annually thereafter, review and discuss with the independent auditor the independent auditor’s written communications to the Committee regarding the relationships between the auditor and the Company that, in the auditor’s professional judgment, may reasonably be thought to bear on its independence and affirming in writing to the Committee that the auditor is independent.

16. Obtain and review, at least annually, all material written communications between the independent auditor and management, including, but not limited to: (a) engagement agreement(s); (b) management representation letters; and (c) internal counsel representation letters.

17. Review and evaluate the lead partner of the independent auditor team.

18. Obtain and review a report from the independent auditor at least annually regarding: (a) the independent auditor’s internal quality control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review, or Public Company Accounting Oversight Board (“PCAOB”) review of the independent auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditor; and (c) any steps taken to deal with any such issues. Also evaluate the qualifications, performance, and independence of the independent auditor, including considering whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

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19. Obtain from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with applicable requirements of the PCAOB. It is the responsibility of the Committee to engage actively in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for purposes of taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

20. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditor on a regular basis.

21. Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor.

22. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit, including with respect to the overall audit strategy, the scope and timing of the annual audit, and other related matters.

23. Review and discuss with the Company’s independent auditors: (1) the auditors’ responsibilities under generally accepted auditing standards and the responsibilities of management in the audit process; (2) any significant risks identified during the auditors’ risk assessment procedures; and (3) when completed, the results, including significant findings, of the annual audit.

24. Keep the Company’s independent auditors informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; additionally, review and discuss with the Company’s independent auditors the auditors’ evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

25. Determine whether to seek stockholder ratification of the selection of the independent auditor and, if such ratification is sought and not received, determine how to proceed.

Oversight of the Company’s Internal Audit Function

26. Review the significant reports to management prepared by the internal audit function (e.g., the internal audit function’s annual report) and management’s responses.

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27. Discuss with the independent auditor and management the responsibilities, budget, and staffing of the internal audit function, and any recommended changes in the planned internal audit activities.

28. Review and evaluate the internal audit function, the annual audit plan and changes to the audit plan.

29. Review the appointment and replacement of the senior internal audit executive(s).

30. Interface with the internal audit department as necessary, with the internal audit department reporting directly to the Committee and with the internal audit department maintaining dotted-line reporting to the Company’s Chief Financial Officer for operational matters, as set forth in greater detail in the charter of the internal audit department.

Compliance Oversight Responsibilities

31. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act, regarding any illegal acts that may be discovered or come to the attention of the independent auditor during the course of its audit, has not been implicated.

32. Obtain reports from management, the Company’s senior internal audit executive(s) and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and the Company’s Code of Business Conduct and Ethics. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations, and with the Company’s Code of Business Conduct and Ethics. Review and consider any requests for waivers under the Code of Business Conduct and Ethics for directors, executive officers or other senior financial officers of the Company, and make a recommendation to the Board in respect of such request.

33. Except as otherwise approved by the Board, review and oversee all related-party transactions in accordance with the Company’s Policy on Related Person Transactions (including, for the avoidance of doubt, arrangements required to be disclosed pursuant to Item 404 of Regulation S-K).

34. Establish, oversee, and periodically review and edit, with the assistance of the General Counsel, if applicable, the Company’s Whistleblower Policy, with regard to procedures for the receipt, retention, and treatment of complaints received by the Company through authorized whistleblower channels regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Adopt, as necessary, appropriate remedial measures or actions with respect to such complaints or concerns.

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35. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

36. Discuss with the Company’s General Counsel legal matters, including any major litigation or investigations against the Company, that may have a material impact on the financial statements or the Company’s compliance policies.

37. Under the oversight of the Nominating and Corporate Governance Committee, evaluate, at least annually, the effectiveness of the Committee and its members, including an evaluation of the Committee’s compliance with this Charter, and present the results to the Board.

38. Perform such other functions as assigned by law, the Company’s charter or bylaws, or the Board.

MEETINGS

The Committee shall meet as often as it determines necessary, but not less frequently than quarterly. The Chair of the Committee shall preside at each meeting and, in the absence of the Chair, one of the other members of the Committee shall be designated as the acting chair of the meeting. The Chair of the Committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with this charter. Written minutes of Committee meetings shall be maintained.

The Committee shall meet periodically in separate executive sessions with management, members of the internal audit department, and the independent auditor and have such other direct and independent interaction with such persons from time to time as the members of the Committee deem appropriate. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

LIMITATION OF AUDIT COMMITTEE’S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

This Charter was adopted by the Board on [●]1.

[1]	Note to Draft: To be the closing date of the proposed transaction.

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EXHIBIT G-2

[Combined Corporation]

COMPENSATION COMMITTEE CHARTER

PURPOSE

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of [Combined Corporation] (the “Company”) is to discharge the Board’s responsibilities relating to the compensation and benefits of the Company’s Chief Executive Officer (“CEO”) and other officers who are “executive officers” for purposes of Item 401(b) of Regulation S-K (collectively, the “Executive Officers”). In this role, the Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect the Executive Officers.

The Board has adopted this charter to establish the governing principles of the Committee (the “Charter”).

COMPOSITION

The Committee shall be comprised of four directors, two of which shall be WillScot Continuing Directors (as defined in the Bylaws of the Company) and two of which shall be Mobile Mini Continuing Directors (as defined in the Bylaws of the Company). Each such director shall: (i) be determined by the Board to be “independent” in accordance with Section 10C-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any rules and regulations promulgated thereunder by the SEC; (ii) be determined by the Board to meet the independence requirements of the Nasdaq Stock Market (“NASDAQ”), including pursuant to NASDAQ Rule 5605(a)(2); and (iii) satisfy the additional composition requirements of NASDAQ Rule 5605(d)(2); provided, however, that pursuant to NASDAQ Rule 5605(d)(2)(B), one director, who does not meet the requirements of paragraph 5605(d)(2)(A) and is not currently an Executive Officer or employee or a family member of an Executive Officer, may be appointed to the Committee if the board, under exceptional and limited circumstances, determines that such individual’s membership on the committee is required by the best interests of the Company and its stockholders; and provided, further, that at all times the Committee shall maintain compliance with the applicable NASDAQ rules.

All members of the Committee also shall qualify as “non-employee” directors within the meaning of Rule 16b-3 promulgated under the Exchange Act.

In considering whether a member of the Board is qualified to serve on the Committee, the Board shall consider all factors specifically relevant to determining whether a director has a relationship to the Company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory, or other compensatory fee paid by the Company to such director; and (ii) whether such director is affiliated with the Company, a subsidiary of the Company, or an affiliate of a subsidiary of the Company (affiliate as defined within the meaning of Rule 405 promulgated under the Securities Exchange Act of 1934).

Appointments to the Committee (including the aforementioned Board determinations and designation of the Chair of the Committee) shall be made by the Board on an annual basis taking into consideration the recommendations of the Nominating and Corporate Governance Committee of the Board. Each member shall be subject to annual reconfirmation and may be removed by the Board at any time, with or without cause.

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A member of the Board shall not serve on the Committee if any Executive Officer serves on the board of directors of an entity that employs such Board member as an executive officer. No Committee member shall accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary; provided that such compensatory fees shall not include: (i) fees received as a member of the Committee, the Board, or any other committee of the Board; or (ii) the receipt of fixed amounts of compensation under a retirement plan, including deferred compensation, for prior service with the Company; provided that such compensation is not contingent in any way on continued service.

OUTSIDE ADVISORS

The Committee shall have the authority, in its sole discretion, to engage or obtain advice or assistance from compensation consultants or legal, accounting or other professional advisors as the Committee considers necessary or appropriate to perform its duties hereunder. The Committee shall be responsible for the appointment, compensation, and oversight of any consultants or professional advisors retained by the Committee. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the consultants and advisors engaged by the Committee, as well as funding for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its responsibilities.

In retaining or seeking advice from compensation consultants and other advisors (other than the Company’s in-house counsel), the Committee must take into consideration the factors specified in NASDAQ Rule 5605(d)(3)(D). The Committee may retain, or receive advice from, any such consultants or advisors, including ones that are not considered to be independent, after considering the specified factors. The Committee is not required to assess the independence of any compensation consultant or other advisor that acts in a role limited to: (i) consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of Executive Officers or directors and that is generally available to all salaried employees; or (ii) providing information that is not customized for a particular company or that is customized based on parameters that are not developed by the consultant or advisor, and about which the consultant or advisor does not provide advice.

The Committee shall not be required to implement or act consistently with the advice or recommendations of any compensation consultant or other advisor retained by the Committee, and the authority granted to the Committee herein shall not affect the ability or obligation of the Committee to exercise its own judgment in the fulfillment of its duties.

RESPONSIBILITIES

The Committee shall:

1.

Review management proposals regarding compensation philosophy and compensation plans and guidelines for the members of the Board and Executive Officers and report conclusions to the Board. Such review includes plans and administration of plans related to base salary, short-term incentives, and long-term incentives.

2.

At least annually, review and approve the annual base salaries and annual incentive opportunities of the CEO and, with the CEO’s assistance, the other Executive Officers. The CEO shall not be present during any Committee deliberations or voting with respect to his or her compensation. When a stockholder advisory vote on executive compensation (“Say on Pay Vote”) is required for the Company under the SEC’s rules and regulations, including Section 14A of the Exchange Act, the Committee, in evaluating and determining compensation for the Executive Officers, shall consider the results of the most recent Say on Pay Vote.

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3.

Periodically, and as and when appropriate, review and approve the following as they affect the Executive Officers: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change in control agreements and severance protection plans and change in control provisions affecting any elements of compensation and benefits, including equity-based awards; and (d) any special or supplemental compensation and benefits for the Executive Officers and individuals who formerly served as Executive Officers. In doing so, the Committee shall consider the results of the most recent Say on Pay Vote.

4.

Review and make recommendations to the Board with respect to the adoption, amendment, or termination of the Company’s compensation plans, as well as any equity compensation plans or other compensation arrangements, to the extent that such plans and arrangements affect the Executive Officers. In doing so, the Committee shall consider the results of the most recent Say on Pay Vote.

5.

Establish and administer annual and long-term incentive compensation for the CEO and, with the CEO’s assistance, the other Executive Officers, including: (a) establishing performance objectives and certifying or otherwise determining performance achievement; and (b) reviewing and approving all equity-based compensation plans of the Company and making all grants of equity-based awards thereunder.

6.

Oversee the Company’s regulatory compliance with respect to compensation matters (including, without limitation, compliance with the requirements of the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers) and, as and when required, establishing performance goals and certifying that performance goals have been obtained.

7.

Evaluate whether any compensation consultant retained or to be retained by the Committee has any conflict of interest in accordance with Item 407(e)(3) of Regulation S-K and, if applicable, consider how to address the conflict and make necessary disclosures in the Company’s proxy statement.

8.

When required for the Company under the SEC’s rules and regulations, review and discuss with management the Compensation Discussion and Analysis (“CD&A”) and other executive compensation information required to be included the Company’s annual proxy statement or annual report on Form 10-K, as applicable, and, based on that review and discussion, determine whether or not to recommend to the Board that the CD&A and other executive compensation information be so included.

9.	Produce the compensation committee report required for inclusion in the Company’s annual proxy statement in compliance with the SEC’s rules and regulations.

10.

When required for the Company under the SEC’s rules and regulations, review and recommend to the Board for approval the frequency with which the Company will conduct Say on Pay Votes, taking into account the results of the most recent stockholder advisory vote on frequency of Say on Pay Votes required by Section 14A of the Exchange Act, and review and approve the proposals regarding the Say on Pay Vote and the frequency of the Say on Pay Vote to be included in the Company’s proxy statement.

11.

Oversee engagement with stockholders and proxy advisory firms with respect to executive compensation matters and consider feedback on an on-going basis from stockholders and other sources regarding such matters.

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12.

Review periodically compensation programs and total compensation levels for Executive Officers, including: (a) reviewing whether compensation program elements are properly coordinated and are appropriate to achieve intended objectives; (b) reviewing comparative analyses of total compensation paid or payable to Company executives and that is paid or payable to executives at comparable companies; (c) quantifying maximum payouts to Company executives under performance-based incentive plans and total payments under various termination scenarios, including upon a change in control of the Company, and (d) reviewing the impact and potential impact of tax and accounting rule changes.

13.

Review, at least annually, the Company’s compensation policies and practices, including any incentive plans, to determine whether they encourage excess risk-taking or are reasonably likely to have a material adverse effect on the Company and evaluate policies and practices that could mitigate any such risks.

14.	Establish stock ownership guidelines for the members of the Board and Executive Officers, review such guidelines at least annually, and monitor compliance with such guidelines.

15.

As needed and at least annually, review and participate in short-term and long-term succession planning with members of management and with the Board, with respect to Executive Officers and senior management members, as applicable, including evaluating and developing processes regarding any unexpected resignations, retirements, emergencies or other events that may occur.

16.

Review and reassess, at least annually, the adequacy of this charter and recommend to the Nominating and Corporate Governance Committee of the Board any changes to this charter that the Committee considers necessary or appropriate for approval.

17.

Under the oversight of the Nominating and Corporate Governance Committee of the Board, evaluate, at least annually, the effectiveness of the Committee and its members, including an evaluation of the Committee’s compliance with this charter, and present the results to the Board.

18.

Review periodically, but at least annually, the form and amount of compensation and benefits of the Company’s directors and make recommendations to the Board with respect thereto, taking into consideration the directors’ responsibilities and the fees paid by other companies comparable to the Company.

19.	Report regularly to the Board on significant matters covered by the Committee and, if appropriate, make recommendations to the Board concerning those matters.

20.

From time to time as the Committee determines it to be necessary or appropriate, and at least on an annual basis, review the goals and objectives of the Company relating to the Company’s workforce, including with regard to such matters as diversity and inclusion and human capital management (HCM), and recommend to the Board or management, as appropriate, such measures and actions that the Committee believes may be appropriate related to these matters.

21.	Perform any other functions required to be performed by the Committee under applicable law, the Company’s charters and governance policies, and resolutions or other directives of the Board.

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MEETINGS

The Committee shall meet as often as it determines necessary or appropriate to carry out its responsibilities under this Charter, but it is expected that the Committee will meet at least three times each year. The Committee shall meet periodically in separate executive sessions with management and have such other direct and independent interaction with management or other persons from time to time as the members of the Committee deem appropriate. The Committee may request any director, officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Written minutes of Committee meetings shall be maintained.

Meetings of the Committee may be called by any member of the Committee. The Chairman of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter. Committee members shall be given notice of a meeting at least 24 hours in advance by telephone, facsimile or electronic transmission. Any such notice need not be given to any Committee member who attends such meeting without protesting the lack of notice to him or her prior to or at the commencement of such meeting, or to any member who submits a signed waiver of notice, whether before or after such meeting.

DELEGATION OF AUTHORITY

The Committee may form subcommittees composed of one or more of its independent members for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. The Committee may also delegate to one or more officers of the Company the authority to make grants and awards of cash or options or other equity securities to any non-Section 16 officers of the Company under the Company’s incentive-compensation or other equity-based plans as the Committee deems appropriate and in accordance with the terms of such plan; provided, that such delegation is in compliance with the plans and applicable law.

Effective date: [●], 20201

[1]	Note to Draft: To be the closing date of the proposed transaction.

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EXHIBIT G-3

[Combined Corporation]

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of [Combined Corporation] (the “Company”) is to help ensure that the Company’s system of corporate governance performs well. In this regard, the Committee will consider and report periodically to the Board on matters relating to the identification, selection, and qualification of Board members and candidates nominated to the Board; advise and make recommendations to the Board on corporate governance matters; and provide leadership to the Company on matters relating to corporate governance.

The Board has adopted this charter to establish the governing principles of the Committee (the “Charter”).

COMPOSITION

The Committee shall be comprised of four directors, two of which shall be WillScot Continuing Directors (as defined in the Bylaws of the Company) and two of which shall be Mobile Mini Continuing Directors (as defined in the Bylaws of the Company). Each such director shall be determined by the Board to be “independent” in accordance with applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and the rules of the Nasdaq Stock Market (“NASDAQ”). Appointments to the Committee, including determination of independence and designation of the Chair of the Committee, shall be made by the Board on an annual basis. Each member shall be subject to annual reconfirmation and may be removed by the Board at any time, with or without cause.

OUTSIDE ADVISORS

The Committee has the right at any time to obtain advice, reports, or opinions from internal and external counsel and expert advisors and has the authority to hire and terminate independent legal, financial, and other advisors as it may deem necessary, at the Company’s expense, without consulting with, or obtaining approval from, any officer of the Company in advance. The Committee may request any director, officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee, meet with any members of, or consultants to, the Committee and provide such pertinent information as the Committee may request.

RESPONSIBILITIES

The Committee shall:

1. Identify and screen individuals qualified to become members of the Board, develop a slate of nominees annually for consideration by the Board, and select and approve or recommend the selection and approval by the Board of Directors nominees to fill vacancies and newly created directorships based on, among other things, their independence, character, ability to exercise sound judgment, diversity, age, demonstrated leadership, qualifications, skills, including financial literacy, and experience in the context of the needs of the Board, taking into account, as applicable, any contractual arrangements entered into by the Company or to which the Company is otherwise subject, with the approval of the Board, relating to or granting director nomination or designation rights to any third party. For the avoidance of doubt, the Committee shall nominate or appoint successors to the Mobile Mini Continuing Directors and the WillScot Continuing Directors or any director replacing a TDR Continuing Director (as defined in the Bylaws of the Company) if TDR Capital LLP loses its right to designate a director to the Board. The Committee shall also consider unsolicited inquiries and director nominees recommended by stockholders in the same manner as nominees from all other sources.

2. Approve the officer slate and board composition for Mobile Mini, Inc. and each of its wholly owned subsidiaries.

3. Oversee the annual performance evaluation processes for the Board and its committees, including conducting surveys or one-on-one interviews, as appropriate, to obtain observations, suggestions, and preferences.

4. Consider the performance of incumbent members of the Board (including, without limitation, compliance with committee charters or the Company’s corporate governance policies) in determining whether to recommend that they be nominated for reelection.

5. Develop approval standards for determining whether a director has a relationship with the Company that would impair its independence and make recommendations to the Board regarding any such independence determinations.

6. At least once annually, after consultation with the Company’s Chief Executive Officer and the Chairman of the Board, determine and propose to the Board which directors should serve as members and chairs of the various committees of the Board, and also consider the rotation of committee members and chairs. In making such determinations and proposals, the Committee may take into account various criteria, factors, and circumstances, including, but not limited to: (a) balancing the benefits derived from continuity against the benefits derived from the diversity of experience and viewpoints that may result from the rotation of committee members and chairs; (b) subject matter expertise; (c) applicable legal or other requirements; (d) tenure; (e) the desires of individual members of the Board; and (f) as applicable, the independence standards that may be required of members of such committees.

7. With respect to members of the Board: (a) evaluate and recommend termination of committee membership of individual directors in accordance with the Company’s Bylaws and corporate governance guidelines, for cause or for other appropriate reasons; and (b) review any director resignation letter tendered in accordance with the Company’s director resignation policy and evaluate and recommend to the Board whether such resignation should be accepted.

8. From time to time, and at least once annually, consider matters of corporate governance, including reviewing proposed changes to the charters of other committees of the Board (to the extent that such committees propose any changes to their respective charters) and, if appropriate, recommending such proposed changes to the Board, as well as considering input from such other committees of the Board with respect to the responsibilities and organization of such committees and recommending, as appropriate, any proposed changes regarding the responsibilities and organization of such committees to the Board.

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9. From time to time, and at least annually, with respect to other corporate governance matters and policies, the Committee will also consider: (a) modifications to the Company’s various corporate policies, as appropriate; and (b) to the extent applicable, inclusion of disclosure relating to the Committee’s operations, the operations of other committees of the Board, and director independence in the Company’s proxy statement or annual report.

10. Review the Committee’s Charter, structure, processes, and membership requirements and submit any recommended changes to the Board at least once a year.

11. Review the Company’s corporate governance guidelines and code(s) of business ethics and conduct and recommend any proposed changes to the Board. The Committee shall also oversee compliance with the Company’s corporate governance guidelines and code(s) of business ethics and conduct, and review and consider any requests for waivers of the Company’s corporate governance guidelines or code(s) of business ethics and conduct for Company directors, executive officers and other senior financial officers, and make a recommendation to the Board with respect to such request for a waiver.

12. Report regularly to the Board concerning the Committee’s activities, as appropriate.

13. Periodically review information or data concerning governance developments or trends, as appropriate.

14. From time to time as the Committee determines it to be necessary or appropriate, and at least on an annual basis, review the goals and objectives of the Company relating to sustainability and corporate social responsibility and recommend to the Board or management, as appropriate, such measures and actions that the Committee believes may be appropriate related to these matters.

15. Develop and oversee a Company orientation program for new directors, as appropriate, and make directors aware of continuing education programs; and periodically to review these programs and update them as necessary.

16. Conduct an annual evaluation of the performance of its duties under this Charter and present the results of the evaluation to the Board. The Committee shall conduct this evaluation in such manner as it deems appropriate.

17. Perform such other functions as assigned by law, the Corporation’s Charter or Bylaws, or the Board.

Notwithstanding anything in this Charter, the Committee shall not exercise any powers or duties, or take any action, that: (i) may not be delegated by the Board under the General Corporation Law of the State of Delaware or the Company’s bylaws; or (ii) have or has been delegated to other committees of the Board.

MEETINGS

The Committee shall meet as often as necessary or appropriate to carry out its responsibilities under this Charter, but it is expected that the Committee will meet at least two times each year. Meetings of the Committee may be called by any member of the Committee. The Chairman of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter. Committee members shall be given notice of a meeting at least 24 hours in advance by telephone, facsimile or electronic

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transmission. Any such notice need not be given to any Committee member who attends such meeting without protesting the lack of notice to him or her prior to or at the commencement of such meeting, or to any member who submits a signed waiver of notice, whether before or after such meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. Written minutes of Committee meetings shall be maintained and filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested. The Committee shall determine its own rules and procedures.

Effective date: [●], 20201

[1]	Note to Draft: To be the closing date of the proposed transaction.

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EXHIBIT G-4

[COMBINED CORPORATION]

RELATED PARTY TRANSACTIONS COMMITTEE CHARTER

PURPOSE

The Related Party Transactions Committee (the “Committee”) shall be a committee of the Board of Directors (the “Board”) of [Combined Corporation] (the “Company”) and shall operate according to the procedures provided in this charter. The Board has adopted this charter to establish the governing principles of the Committee (the “Charter”).

COMPOSITION

The Committee shall be comprised of six directors, three of which shall be WillScot Continuing Directors (as defined in the Bylaws of the Company) and three of which shall be Mobile Mini Continuing Directors (as defined in the Bylaws of the Company). Each such director shall: (i) be determined by the Board to be “independent” in accordance with Section 10C-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any rules and regulations promulgated thereunder by the SEC, (ii) be determined by the Board to meet the independence requirements of the Nasdaq Stock Market (“Nasdaq”), including pursuant to Nasdaq Rule 5605(a)(2) and (iii) be determined by the Board to not be affiliated with (x) TDR Capital LLP (“TDR”), (y) directors, officers, employees, consultants, advisors, accountants and other agents and representatives of TDR, and (z) investors who beneficially own a 15% or more interest in any funds advised by TDR. The Committee shall not include any TDR Continuing Directors (as defined in the Bylaws of the Company).

Appointments to the Committee (including the aforementioned Board determinations and designation of the chairperson of the Committee) shall be made by the Board on an annual basis taking into consideration the recommendations of the Nominating and Corporate Governance Committee of the Board. Each member shall be subject to annual reconfirmation and may be removed by the Board at any time, with or without cause.

POLICIES AND PROCEDURES

1.

Policy. It is the policy of the Board that all Related Party Transactions, as that term is defined below, including material modifications to Related Party Transactions, shall be subject to approval or ratification in accordance with the procedures set forth below. In addition, any existing Related Party Transaction shall not continue past its next contractual termination date nor shall any material provision in any existing Related Party Transaction be waived or amended unless, in each case, it is approved in accordance with the procedures set forth below. The Committee shall review and may amend this policy from time to time, as appropriate.

2.

Procedures. The Committee shall review the material facts of all Related Party Transactions and either approve or disapprove of the Related Party Transaction, subject to the exceptions described below. In determining whether to approve or ratify a Related Party Transaction, the Committee will take into account, among other factors it deems appropriate, the material terms of the transaction, the nature of the Related Party’s interest in the transaction, the significance of the transaction to the Related Party, the nature of the Related Party’s relationship with the Company, the significance of the transaction to the Company, and whether the transaction would be likely to impair the judgment of a director or executive officer of the Company.

No director shall participate in any discussion or approval of a Related Party Transaction as to which he or she (or as to which a family member of such director) is a Related Party, except that the director shall provide all material information concerning the Related Party Transaction to the Committee.

If any executive officer of the Company becomes aware of a Related Party Transaction that the Committee has not approved or ratified, he or she shall promptly inform the Committee. The Committee shall consider all of the relevant facts and circumstances available to the Committee, and if the Related Party Transaction is pending or ongoing, the Committee may ratify, amend or terminate the transaction; if the Related Party Transaction has been completed, the Committee may ratify or rescind the Transaction; and in either case, the Committee may direct one or more executive officers, the Company’s internal auditors, or the Company’s independent auditors to evaluate the Company’s internal controls and procedures to determine why the transaction was not submitted to the Committee for prior approval and to report whether any changes to the Company’s internal controls and procedures are recommended.

If a Related Party Transaction will be ongoing, the Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, the Committee, on at least an annual basis, shall review and assess ongoing transactions with the Related Party to determine that they are in compliance with the Committee’s guidelines and that the Related Party Transaction remains appropriate.

3.

Standing Pre-Approval for Certain Related Party Transactions. The Committee has reviewed the types of Related Party Transactions described below and determined that each of the following Related Party Transactions shall be deemed to be pre-approved by the Committee, even if the aggregate amount involved is expected to exceed $120,000.

(a)

Any employment arrangement with, or compensation or benefit for, an executive officer of the Company if (i) the compensation is required to be reported in the Company’s proxy statement pursuant to Item 402 of Regulation S-K or would have been required to be reported in the Company’s proxy statement pursuant to Item 402 of Regulation S-K if the executive officer had been a “named executive officer,” and (ii) the Company’s Compensation Committee approved such arrangement, compensation or benefit, or such arrangement, compensation or benefit is available to employees generally.

(b)	Any compensation paid to a director if the compensation is required to be reported in the Company’s proxy statement pursuant to Item 402 of Regulation S-K.

(c)

Any transaction where the Related Party’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends).

4.	Definitions.

(a)

A “Related Party Transaction” is any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (a) the aggregate amount involved will or is expected to exceed $120,000 in any calendar year, (b) the Company or its subsidiaries is a participant, and (c) any Related Party has a direct or indirect material interest. For the avoidance of doubt, the Shareholders Agreement dated as of [__] by and among the Company, Sapphire Holding S.à.r.l., TDR Capital II Holdings L.P. and TDR Capital LLP is a Related Party Transaction and the Company’s entry into this Shareholders Agreement prior to the date hereof is acknowledged by the Committee.

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(b)

A “Related Party” is any (a) person who is or was (since the beginning of the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director of the Company, (b) greater than 5 percent beneficial owner of the Company’s common shares, (c) an immediate family member of any of the foregoing, or (d) a firm, corporation or other entity at which a person described in (a), (b) or (c) is employed or in which he or she is a partner or principal or in a similar position or has a 5 percent or greater beneficial ownership interest.

(c)

“Immediate family member” includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

MEETINGS

The Committee shall meet as often as it determines necessary or appropriate to carry out its responsibilities under this Charter. The members of the Committee may designate by majority vote a member to act as chairperson at meetings of the Committee. The Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall be fully empowered to obtain assistance from employees of the Company, including its legal and financial staff, to retain independent legal, financial and other advisors, at the Company’s expense, as the Committee deems reasonably necessary and to not approve any transaction or other matter submitted to the Committee for approval (and such non-approval shall be binding on the Board). The Committee shall have sole authority to approve related fees and retention terms. Written minutes of Committee meetings shall be maintained.

Meetings of the Committee may be called by any member of the Committee. The chairperson of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter. Committee members shall be given notice of a meeting at least 24 hours in advance by telephone, facsimile or electronic transmission. Any such notice need not be given to any Committee member who attends such meeting without protesting the lack of notice to him or her prior to or at the commencement of such meeting, or to any member who submits a signed waiver of notice, whether before or after such meeting.

Effective date: [●], 20201

[1]	To be the closing date of the proposed transaction.

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EXHIBIT G-5

[Combined Corporation]

SECURITIES TRADING POLICY

PURPOSE

The Board of Directors (the “Board”) of [Combined Corporation] (the “Company”) has adopted this Securities Trading Policy (this “Policy”) to provide guidelines to all officers, directors and employees of the Company with respect to transactions in the Company’s securities, and the handling of confidential information about the Company and the companies with which the Company does business, including compliance with securities laws that prohibit certain persons who are aware of material non-public information (commonly known as “MNPI”) about a company from (i) trading in securities of that company and (ii) providing material non-public information to other persons who may trade on the basis of that information.

Federal and state securities laws prohibit the purchase or sale of a company’s securities by anyone who is aware of material information about a company that is not generally known by or available to the public. These laws also prohibit anyone who is aware of material non-public information from disclosing this information to others who may trade. Companies and their controlling persons may also be subject to liability if they fail to take reasonable steps to prevent insider trading by company personnel.

This Policy is designed to prevent insider trading or even allegations of insider trading. Your strict adherence to this Policy will help safeguard both your and our reputation and will further ensure that we conduct our business with the highest level of integrity and in accordance with the highest ethical standards.

COVERED PERSONS

This Policy applies to:

•	you as an officer, director and/or employee of the Company or one of its subsidiaries;

•

the family members and others who reside in your household, and to any family members who do not live in your household but whose transactions in Company Securities (as defined below) are directed by you or are subject to your influence or control (such as parents, in-laws or children who consult with you before they trade in Company Securities) (“Family Members”);

•	any entities, such as corporations, partnerships or trusts, that you influence or control (“Controlled Entities”); and

•	our contractors or consultants, who have access to material non-public information about the Company, and their Family Members and Controlled Entities.

We refer to the individuals and entities listed above as “Covered Persons” in this Policy, and to be clear, transactions by your Family Members and Controlled Entities will be treated as your transactions under this Policy and federal securities laws.

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COVERED TRANSACTIONS

This Policy applies to virtually all transactions in the Company’s securities, including common stock, options to purchase common stock, preferred stock, warrants, debt securities (e.g., convertible, senior or subordinated notes) and any other securities issued by the Company (“Company Securities”). Company Securities also include derivative securities relating to the Company’s stock, even if not issued by the Company, such as exchange-traded options (e.g., puts and calls).

RESPONSIBILITY

You have ethical and legal obligations to maintain the confidentiality of information about the Company and to not engage in transactions in Company Securities while in possession of material non-public information. You are responsible for making sure that you and your Family Members and Controlled Entities comply with this Policy. In all cases, the responsibility for determining whether an individual is in possession of material non-public information rests with that individual, and any action on the part of the Company, our General Counsel, or any other employee or director pursuant to this Policy (or otherwise) does not in any way constitute legal advice or insulate an individual from liability under applicable securities laws. You could be subject to severe legal penalties and disciplinary action by the Company for any conduct prohibited by this Policy or applicable securities laws, as described below under the heading “Consequences of Violations.”

ADMINISTRATION

This Policy will be administered by our General Counsel and any other employees of the Company designated by the General Counsel. All determinations and interpretations by our General Counsel will be final and not subject to review.

POLICY STATEMENT

It is the Company’s policy that a Covered Person, who is aware of material non-public information relating to the Company, may not, directly or indirectly through other persons or entities:

•

engage in transactions in Company Securities, except as specified in this Policy under the headings “Transactions Under Company Plans,” “Transactions Not Involving a Purchase or Sale” and “Rule 10b5- 1 Plans;”

•	recommend the purchase or sale of any Company Securities;

•

disclose material non-public information to persons within the Company whose jobs do not require them to have that information, or outside of the Company to other persons (including, but not limited to, family, friends, business associates, investors and third-party service providers, such as consulting firms), unless any such disclosure is made in accordance with the Company’s policies regarding the protection or authorized external disclosure of information regarding the Company; or

•	assist anyone engaged in the above activities.

In addition, it is our policy that no Covered Person who, in the course of working for or with the Company, learns of material non-public information about a company with which the Company does business, including a customer or supplier of the Company, may trade in that company’s securities until the information becomes public or is no longer material.

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Unless specified in this Policy, there are no exceptions to this Policy. Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure), or small transactions, are not exempt from this Policy. Federal securities laws do not recognize mitigating circumstances, and in any event, even the appearance of an improper transaction must be avoided to preserve the Company’s reputation for adhering to the highest standards of conduct.

Remember, it makes no difference whether or not you relied upon or used material non-public information in deciding to trade: the bottom line is that if you are aware of material non-public information about the Company, the prohibitions set forth in this Policy apply.

MATERIAL NON-PUBLIC INFORMATION

Material Information. Information is considered “material” if a reasonable investor would consider the information important in making a decision to buy, hold or sell securities. Any information that could be expected to affect a company’s stock price (positively or negatively) should be considered material. There is no bright-line standard for assessing materiality; instead, materiality is based on an assessment of all of the facts and circumstances and is often evaluated by enforcement authorities with the benefit of hindsight. While it is not possible to define all categories of material information, some examples of information that ordinarily would be regarded as material are:

•	projections of future earnings or losses, or other earnings guidance;

•	changes to prior earnings guidance, or the decision to suspend earnings guidance;

•	a proposed merger, acquisition, or joint venture;

•	a proposed acquisition or disposition of a significant asset;

•	a restructuring;

•	a significant related-party transaction;

•	a change in dividend policy, the declaration of a stock split, or offering additional securities;

•	changes in bank borrowings or other financing transactions out of the ordinary course;

•	the establishment of a repurchase program for Company Securities;

•	a change in management;

•	a change in auditors or notification that the auditor’s reports may no longer be relied upon;

•	pending or threatened significant litigation, regulatory action or investigation, or the resolution of such litigation, action or investigation;

•	impending bankruptcy or the existence of severe liquidity problems;

•	cybersecurity risks and incidents, including vulnerabilities and breaches;

•	the gain or loss of a significant customer or supplier; or

•	the imposition of a ban on trading in Company Securities or the securities of another company.

When Information is Considered Public. Information that has not been disclosed to the public is generally considered to be non-public information. In order to establish that the information has been disclosed to the public, it may be necessary to demonstrate that the information has been widely disseminated. Information is considered to be widely disseminated if it has been disclosed through channels such as Bloomberg, the Dow Jones “broad tape,” newswire services, a broadcast on widely-available radio or television programs, publication in a widely-available newspaper, magazine or news website, or public disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) that are available on the SEC’s website. By contrast, information is probably not considered to be widely disseminated if available only to the Company’s employees, if it is only available to a select group of analysts, brokers and institutional investors or if it only appears on the Company’s website.

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Once information is widely disseminated, it is still necessary to provide the investing public with sufficient time to absorb the information in order to avoid the implication of impropriety. Ordinarily, information should not be considered public until two full business days have passed after its formal release to the market. For example, (i) if the Company makes an announcement before the market opens on a Monday, you should not trade in Company Securities until Wednesday; or (ii) if the Company makes an announcement after the market closes on a Friday, you should not trade in Company Securities until Wednesday. Depending on the circumstances and the importance of the information at hand, the Company may determine that a longer or shorter period should apply to the release of specific material non-public information.

TRANSACTIONS UNDER COMPANY PLANS

This Policy does not apply to the following transactions, except as specifically noted:

•

Stock Option Exercises. This Policy does not apply to the exercise of a stock option acquired by a director, officer or employee pursuant to the Company’s incentive compensation plans or to the exercise of a tax withholding right pursuant to which a Covered Person has elected to have the Company withhold shares subject to an option to satisfy tax withholding requirements. This Policy does apply, however, to any sale of stock as part of a broker-assisted cashless exercise of an option or any other market sale for the purpose of generating the cash needed to pay the exercise price of an option.

•

Restricted Stock Awards. This Policy does not apply to the vesting of restricted stock or the exercise of a tax withholding right pursuant to which you elect to have the Company withhold shares of stock to satisfy tax withholding requirements upon the vesting of any restricted stock. The Policy does apply, however, to any market sale of restricted stock.

•

401(k) Plan. This Policy does not apply to purchases of Company Securities in the Company’s 401(k) plan resulting from your periodic contribution of money to the plan pursuant to your payroll deduction election. This Policy does apply, however, to certain elections you may make under the 401(k) plan, including: (a) an election to increase or decrease the percentage or amount of your periodic contributions that will be allocated to the Company stock fund; (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company stock fund; and (c) an election to borrow money against your 401(k) plan account if the loan will result in a liquidation of some or all of your Company stock fund balance.

•	Other Similar Transactions. Any other purchase of Company Securities directly from the Company or sales of Company Securities to the Company are not subject to this Policy.

TRANSACTIONS NOT INVOLVING A PURCHASE OR SALE

Bona fide gifts are not transactions subject to this Policy, unless the person making the gift (i) has reason to believe that the recipient intends to sell the Company Securities while the Covered Person is aware of material non-public information or (ii) is subject to the trading restrictions specified below under the heading “Additional Procedures” and the sales by the recipient of the Company Securities occur during a Blackout Period (as defined below). Moreover, transactions in mutual funds that are invested in Company Securities are not transactions subject to this Policy.

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SPECIAL AND PROHIBITED TRANSACTIONS

Certain types of transactions pose a heightened legal risk and/or appearance of improper conduct. We have therefore adopted the following specific policies:

•

Short-Term Trading. Short-term trading of Company Securities may be distracting to the person and may unduly focus the person on the Company’s short-term stock market performance rather than the Company’s long-term business objectives. For these reasons, any director or Section 16 officer who purchases Company Securities in the open market may not sell any Company Securities of the same class during the six-month period following the purchase (or vice versa).

•

Frequent Trading. Frequent trading can be time consuming and distracting, and frequent trading of Company Securities can create an appearance of wrongdoing even if the decision to trade was based solely on public information. Therefore, we strongly discourage frequent trading of Company Securities and encourage our employees not to trade Company Securities for short-term trading profit.

•

Short Sales. Short sales of Company Securities (i.e., the sale of a security that the seller does not own) by any officer, director or employee are prohibited. Short sales may evidence an expectation on the part of the seller that the securities will decline in value and therefore have the potential to signal to the market that the seller lacks confidence in the Company’s prospects. Short sales may also reduce a seller’s incentive to seek to improve the Company’s performance. In addition, Section 16(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) prohibit officers and directors of the Company from engaging in short sales. (Short sales arising from certain types of hedging transactions are governed by the paragraph below captioned “Hedging Transactions.”)

•

Publicly-Traded Options. Given the relatively short term of publicly-traded options, transactions in options may create the appearance that you are trading based on material non-public information or focusing on short-term performance at the expense of the Company’s long-term objectives. Accordingly, transactions in put options and/or call options involving Company Securities, on an exchange or in any other organized market, are prohibited by this Policy. (Option positions arising from certain types of hedging transactions are governed by the paragraph below captioned “Hedging Transactions.”)

•

Hedging Transactions. Hedging or monetization transactions by any officer, director or employee are prohibited. These transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a director, officer or employee to continue to own Company Securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, you may no longer have the same objectives as the Company’s other stockholders.

•

Margin Accounts and Pledged Securities. Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware

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of material non-public information or otherwise is not permitted to trade in Company Securities, officers, directors and employees are prohibited from holding Company Securities in a margin account or otherwise pledging Company Securities as collateral for a loan. (Pledges of Company Securities arising from certain types of hedging transactions are governed by the paragraph above captioned “Hedging Transactions.”)

•

Standing and Limit Orders. Standing and limit orders (except standing and limit orders under approved 10b5-1 Plans) create heightened risks for insider trading violations similar to the use of margin accounts. There is no control over the timing of purchases or sales that result from standing or limit instructions to a broker, and as a result the broker could execute a transaction when you are in possession of material non-public information. We therefore discourage placing standing or limit orders on Company Securities. If you must use a standing order or limit order, then the order should be limited to the shortest duration possible and should otherwise comply with the restrictions and procedures outlined below under the heading “Additional Procedures.”

ADDITIONAL PROCEDURES

The Company has established additional procedures in order to assist the Company in the administration of this Policy, to facilitate compliance with laws prohibiting insider trading while in possession of material non-public information and to avoid the appearance of any impropriety.

Individuals and entities subject to our quarterly or event-specific trading restrictions as described below, including directors, officers, and employees of the Company or one of its subsidiaries, as well as their respective Family Members and Controlled Entities, as such individuals have been designated and notified by our General Counsel, are referred to herein as “Designated Persons.”

Pre-Clearance Procedures

Designated Persons may not engage in any transaction in Company Securities without first obtaining pre-clearance of the transaction in writing from our General Counsel, who must consult with the Chairman of the Board (or, if the Chairman of the Board proposes to make any transaction in Company Securities, then a member of the Audit Committee of the Board) on any request for pre-clearance. A request for pre-clearance should be submitted to our General Counsel in writing at least three business days in advance of the proposed transaction. Our General Counsel will make every effort to respond to requests as quickly and expeditiously as possible. However, our General Counsel is not obligated to approve a transaction submitted for pre-clearance, and he or she may determine not to permit the trade.

If our General Counsel proposes to make any transaction in Company Securities, then our Chief Executive Officer (who must consult with the Chairman of the Board and with assistance from counsel other than our General Counsel) will be responsible for pre-clearing or denying the proposed trade in accordance with the procedures outlined herein.

If a request for pre-clearance is denied, then the individual who made the request should refrain from initiating any transaction in Company Securities and should not inform any other person of the restriction. If a request for pre-clearance is approved, then the individual who made the request has three business days to affect the transaction (or, if sooner, before commencement of a quarterly or event-driven Blackout Period). In the case of a pre-clearance for a 10b5-1 Plan, the plan must be established within seven business days (or, if sooner, before commencement of a quarterly or event-driven Blackout Period).

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When a request for pre-clearance is made, the requestor should carefully consider whether he or she may be aware of any material non-public information about the Company and should describe fully those circumstances when requesting pre-clearance.

To facilitate the process, the Company has prepared the pre-clearance form attached to this Policy as Exhibit A. You are encouraged to complete and provide the pre-clearance form to our General Counsel when requesting pre- clearance. You remain obligated to timely submit pre-clearance requests in writing, however, should you choose not to complete and return the pre-clearance form attached to this Policy.

Under no circumstance may a person trade or initiate a 10b5-1 Plan while aware of material non-public information about the Company, even if pre-cleared. Thus, if you become aware of material non-public information after receiving pre-clearance, but before the trade has been executed or the 10b5-1 Plan has been initiated, then you must not affect the pre-cleared transaction or initiate the pre-cleared plan.

Quarterly Trading Restrictions

Designated Persons must not trade Company Securities during certain periods (“Blackout Periods”) closely related to the preparation and announcement of our earnings. Our General Counsel, in consultation with our Chief Executive Officer and Chief Financial Officer, will determine which employees will be subject to these quarterly trading restrictions and notify such Designated Persons that they are subject to the restrictions. Our Blackout Periods include:

•

with respect to our first fiscal quarter, the Blackout Period will begin on the 20th calendar day of March and end after two full business days have passed after the public release of our earnings results for the first quarter;

•

with respect to our second fiscal quarter, the Blackout Period will begin on the 20th calendar day of June and after two full business days have passed after the public release of our earnings results for the second quarter;

•

with respect to our third fiscal quarter, the Blackout Period will begin on the 20th calendar day of September and end after two full business days have passed after the public release of our earnings results for the third quarter; and

•

with respect to our fourth fiscal quarter, the Blackout Period will begin on the 15th calendar day of December and end on the third business day following the date of the public release of our earnings results for the fourth quarter.

Under very limited circumstances, a person (other than our directors and Section 16 officers) subject to this restriction may be permitted to trade during a Blackout Period, but only if our General Counsel concludes that the person does not in fact possess material non-public information. Persons wishing to trade during a Blackout Period must contact our General Counsel for approval at least three business days in advance of any proposed transaction involving Company Securities, as described above.

Event-Specific Trading Restriction Periods

There may be times when our directors or a limited number of officers and employees have knowledge of an event (e.g., a potential transaction) that is or may be material to the Company. It may be appropriate in these circumstances to prohibit those directors, officers and employees, as well as their Family Members and Controlled Entities, from trading Company Securities while the event remains material and nonpublic. Our General Counsel, in consultation with our Chief Executive Officer and Chief Financial Officer, will determine whether an event is material, and whether certain officers and employees will be subject to the event-specific trading restrictions, and notify such Designated Persons.

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Moreover, our financial results may be sufficiently material in a particular quarter that, in the judgment of our General Counsel, these situations would require that Designated Persons should refrain from trading in Company Securities even sooner than the typical Blackout Period described above. In that situation, our General Counsel may notify Designated Persons that they should not trade in the Company’s Securities, without disclosing the reason for the restriction.

The existence of an event-specific trading restriction period or extension of a Blackout Period will not be announced to the Company as a whole and should not be communicated to other persons. Even if our General Counsel has not designated you as a person who should not trade due to an event-specific restriction, you should not trade while aware of material non-public information. Exceptions will not be granted during an event-specific trading restriction period.

Exceptions

Quarterly and event-driven trading restrictions do not apply to transactions not subject to this Policy, as described above under the headings “Transactions Under Company Plans” and “Transactions Not Involving a Purchase or Sale.” In addition, the requirement for pre-clearance and the quarterly and event-driven trading restrictions do not apply to transactions conducted pursuant to approved Rule 10b5-1 plans, described under the heading “Rule 10b5- 1 Plans.”

RULE 10B5-1 PLANS

Rule 10b5-1 under the Exchange Act provides a defense from insider trading liability under Rule 10b-5. In order to be eligible to rely on this defense, a person subject to this Policy must enter into a Rule 10b5-1 plan for transactions in Company Securities that meets certain conditions specified in the Rule (a “10b5-1 Plan”). If the plan meets the requirements of Rule 10b5-1, Company Securities may be purchased or sold under the 10b5-1 Plan without regard to certain insider trading restrictions. To comply with the Policy, a 10b5-1 Plan must be approved by our General Counsel and meet the requirements of Rule 10b5-1. In general, a 10b5-1 Plan must be entered into at a time when the person entering into the plan is not aware of material non-public information. Once the plan is adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party.

Any 10b5-1 Plan must be submitted for approval 14 days prior to the entry into the 10b5-1 Plan. No further pre- approval of transactions conducted pursuant to the 10b5-1 Plan will be required.

POST-TERMINATION TRANSACTIONS

This Policy continues to apply to transactions in Company Securities even after termination of service to the Company. If an individual is in possession of material non-public information when his or her service terminates, that individual may not trade in Company Securities until that information has become public or is no longer material. The pre-clearance procedures specified under the heading “Additional Procedures” above, however, will cease to apply to transactions in Company Securities upon the expiration of any Blackout Period or other Company-imposed trading restrictions applicable at the time of the termination of service.

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CONSEQUENCES OF VIOLATION

The purchase or sale of securities while aware of material non-public information, or the disclosure of material non-public information to others who then trade in the Company’s Securities, is prohibited by the federal and state laws. Insider trading violations are pursued vigorously by the SEC, U.S. Attorneys, state enforcement authorities and private plaintiffs as well as under the laws of foreign jurisdictions. Punishment for insider trading violations is severe and could include significant fines and imprisonment.

While the regulatory authorities concentrate their efforts on the individuals who trade, or who tip inside information to others who trade, the federal securities laws also impose potential liability on companies and other “controlling persons” if they fail to take reasonable steps to prevent insider trading by company personnel.

In addition, an individual’s failure to comply with this Policy may subject the individual to Company-imposed sanctions, including dismissal for cause, whether or not the employee’s failure to comply results in a violation of law. Of course, a violation of law, or even an SEC investigation that does not result in prosecution, can tarnish a person’s reputation and irreparably damage a career.

SUPPORT

Any person who has a question about this Policy or its application to any proposed transaction may obtain additional guidance from our General Counsel, who can be reached by telephone at [●] or by e-mail at [●].

CERTIFICATION

Each of Designated Persons must certify their understanding of, and intent to comply with, this Policy. A form of certification is attached to this Policy as Exhibit B.

This Policy was adopted by the Board on [●].

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Exhibit A

Request for Pre-Clearance Form

To:	General Counsel

[Combined Corporation] (the “Company”)

From:   ___________________________

Re:	Proposed transaction in Company Securities

This is to advise you that the undersigned intends to execute a transaction in the Company’s securities on [                ] [         ], 20[         ], and thereafter until the trading window shall close and does hereby request that the Company pre-clear the transaction as required by its Securities Trading Policy (the “Policy”).

The general nature of the transaction is as follows (e.g., open market purchase of 10,000 shares of common stock through NASDAQ or privately-negotiated sale of warrants for the purchase of 5,000 shares of common stock):

The undersigned is not in possession of material non-public information (as described in the Policy) about the Company and will not enter into the transaction if the undersigned comes into possession of any material non-public information about the Company between the date hereof and the proposed trade execution date.

The undersigned has read and understands the Policy [and the Company’s Section 16 Compliance Policy] and certifies that the above proposed transaction will not violate the Policy [and the Section 16 Compliance Policy].*

The undersigned agrees to advise the Company promptly if, as a result of future developments, any of the foregoing information becomes inaccurate or incomplete in any respect. The undersigned understands that the Company may require additional information about the transaction, and agrees to provide such information upon request.

Dated:                 , 20[         ]

Very truly yours,
[Signature]
[Print Name]

Approved:

General Counsel of [Combined Corporation]
Dated: , 20[ ]

* Bracketed language in this paragraph need only appear in forms submitted by directors and Section 16 directors and officers.

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Exhibit B

Form of Compliance Certification

CERTIFICATION

I certify that:

(i)

I have read and understand [Combined Corporation]’s (the “Company”) Securities Trading Policy (the “Policy”). I understand that the General Counsel is available to answer any questions I have regarding the Policy.

(ii)	Since the date on which the Policy was adopted, or such shorter period of time that I have been an employee of the Company, I have complied with the Policy.

(iii)	I will continue to comply with the Policy for as long as I am subject to it.

Print name:
Signature:
Date:

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Exhibit 10.1

EXECUTION VERSION

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”) dated as of March 1, 2020, is by and among Mobile Mini, Inc., a Delaware corporation (the “Company”), Sapphire Holding S.à.r.l., a Luxembourg société à responsabilité limitée (“Shareholder”), TDR Capital II Holdings L.P., a limited partnership registered under the laws of England and Wales (“Holdings”), and TDR Capital LLP, a limited liability partnership incorporated under the laws of England and Wales, in its capacity as manager of Holdings (“Capital”, together with Shareholder and Holdings, the “Shareholder Parties”).

WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, WillScot Corporation, a Delaware corporation (“Parent”) and Picasso Merger Sub, Inc., a Delaware corporation, are entering into that certain Agreement and Plan of Merger (together with all exhibits and schedules thereto, the “Merger Agreement”), a copy of which, in the form to be entered into, was provided to Shareholder immediately prior to the execution of this Agreement); and

WHEREAS, in order to induce the Company to enter into the Merger Agreement and as a condition thereto, the Company has requested Shareholder, and Shareholder has agreed, to enter into this Agreement with respect to the shares of Parent Common Stock set forth on Schedule A hereto and such additional shares of Parent Common Stock as become Covered Shares pursuant to Section 4.05 (collectively, the “Covered Shares”).

NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT

Section 1.01.     Voting Agreement. (a) Subject to Section 5.02 and Section 1.01(c), Shareholder hereby irrevocably and unconditionally agrees to, at the Parent Stockholder Meeting and at any other meeting of the stockholders of Parent, however called, including any postponement or adjournment thereof, (i) appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted, in person or by proxy) with respect to all of the Covered Shares that Shareholder is entitled to vote thereon or consent thereto at the time of any vote:

(i)    in favor of any proposal to (A) approve the issuance of shares of Parent Common Stock in connection with the Merger and (B) adopt the amendment to Parent’s certificate of incorporation in the form set forth on Schedule B hereto (the proposals in (A) and (B) collectively, the “Transaction Proposals”); and

(ii)    against the approval of any (A) Parent Acquisition Proposal or Parent Superior Proposal or (B) corporate action the consummation of which would prevent or materially delay the consummation of the Transactions or result in a material breach of any covenant, representation or warranty or any other obligation or agreement of Parent contained in the Merger Agreement or of the Shareholder in this Agreement.

(b)    Subject to Section 5.02, Shareholder shall take any other action reasonably requested by the Company in furtherance of the foregoing, including, without limitation, voting in favor of any proposal to adjourn or postpone any meeting of the stockholders of Parent at which any of the foregoing matters in Section 1.01(i) are submitted for consideration and vote of the stockholders of Parent to a later date if there are not a quorum or sufficient votes for approval of such matters on the date on which the meeting is held to vote upon any of these matters.

(c)    Notwithstanding anything to the contrary contained in this Agreement, in the event of a Parent Adverse Recommendation Change involving or related to a Parent Intervening Event, Shareholder irrevocably and unconditionally agrees to, at the Parent Stockholder Meeting and at any other meeting of the stockholders of Parent, however called, including any postponement or adjournment thereof, (i) appear at each such meeting or otherwise cause the Covered Shares to be counted as present thereat for purposes of calculating a quorum and (ii) vote (or cause to be voted, in person or by proxy) on any Transaction Proposal with respect to all of the Covered Shares that Shareholder is entitled to vote thereon or consent thereto at the time of any vote in the same proportion as the votes cast by all shares of Common Stock not beneficially owned by the Shareholder on such Transaction Proposal, and Shareholder shall not have any other obligations with respect to this Section 1.01.

Section 1.02. Other Voting Rights. Notwithstanding anything to the contrary herein, Shareholder shall remain free to vote in any manner Shareholder deems appropriate in its sole discretion with respect to the Covered Shares on any matter not covered by Section 1.01.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder represents and warrants to the Company that, as of the date hereof:

Section 2.01. Authorization. Shareholder is duly organized, validly existing and in good standing (or the equivalent thereof) under the Laws of the jurisdiction of its organization. The execution, delivery and performance by Shareholder of this Agreement and the consummation by Shareholder of the transactions contemplated hereby have been duly and validly authorized by all necessary entity action on the part of Shareholder. This Agreement has been duly executed and delivered by Shareholder and, assuming due and valid authorization, execution and delivery hereof by the Company, is the valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exceptions.

Section 2.02 Non-Contravention. The execution, delivery and performance by Shareholder of this Agreement and the performance or compliance by Shareholder with any of the terms or provisions hereof do not and will not (a) conflict with or result in any breach of the organizational or governing documents of Shareholder, (b) violate any order, writ, injunction, decree or Law applicable to Shareholder or any of the Covered Shares or require Shareholder or

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any of its Affiliates to obtain any consent, approval, authorization or permit of, or to make any filing with or notification to, any Governmental Authority (other than the filing of any required reports with the SEC), (c) result in a violation or breach of, constitute a default under, or give rise to any right of termination, cancelation or acceleration under any agreement or other instrument binding on Shareholder or the Covered Shares except as would not reasonably be expected to materially impair Shareholder’s ability to perform its obligations hereunder or (d) result in the imposition of any Lien on any of the Covered Shares.

Section 2.03. Ownership of Covered Shares. (a) Shareholder is the record and beneficial owner of the Covered Shares and has the right to vote all of the Covered Shares. Shareholder has good and valid title to the Covered Shares, free and clear of any Liens other than pursuant to this Agreement, under applicable federal or state securities Laws, pursuant to any written policies of Parent only with respect to restrictions upon the trading of securities under applicable securities Laws, pursuant to the Shareholders Agreement, dated as of November 29, 2017, by and among Shareholder, Parent and Williams Scotsman Holdings Corp., or pursuant to the Margin Loan Agreement, dated as of August 22, 2018, among Shareholder (as borrower), the lenders party thereto and Barclays Bank plc (as administrative agent and calculation agent) (as amended, the “Margin Loan Agreement”) or the accompanying Pledge and Security Agreement. Shareholder has sole voting power (including the right to control such vote as contemplated herein) and sole power of disposition.

(b)     Holdings is the sole shareholder of Shareholder and has the power to vote and dispose of the Covered Shares held by Shareholder. Capital, as the manager of Holdings, has the power to vote and dispose of all of the outstanding equity securities of Shareholder held by Holdings.

Section 2.04. Absence of Litigation. There is no action, suit, investigation or proceeding pending against or, to the knowledge of Shareholder, threatened against or affecting Shareholder before or by any Governmental Entity that would reasonably be expected to materially impair Shareholder’s ability to perform its obligations hereunder.

Section 2.05. Adequate Information. Shareholder is a sophisticated holder with respect to the Covered Shares and has adequate information concerning the Transactions contemplated and concerning the business and financial condition of the Company and Parent to make an informed decision regarding the matters referred to herein and has independently, without reliance upon the Company, Parent, any of their Affiliates or any of the respective Representatives of the foregoing, and based on such information as Shareholder has deemed appropriate, made Shareholder’s own analysis and decision to enter into this Agreement. Shareholder has received and reviewed a copy of this Agreement and the Merger Agreement, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands and accepts all of the provisions hereof and of the Merger Agreement, including that the consummation of the Merger is subject to the conditions set forth in the Merger Agreement, and as such there can be no assurance that the Merger will be consummated.

Section 2.06. Finder’s Fee. Except as set forth in the Merger Agreement, no investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent, Merger Sub or the Company in respect of this Agreement or the Merger Agreement pursuant to any arrangement or agreement made by or on behalf of Shareholder.

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Section 2.07. 13D. As of the date hereof, the information disclosed in Items 2 and 6 on the Schedule 13D/A filed on August 30, 2018 by Shareholder is true, complete and correct in all respects, except as it relates to the transactions contemplated under the Merger Agreement or this Agreement.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Shareholder that, as of the date hereof:

Section 3.01. Authorization. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and, assuming due and valid authorization, execution and delivery hereof by Shareholder, is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by the Bankruptcy and Equity Exceptions.

Section 3.02 Non-Contravention. The execution, delivery and performance by the Company of this Agreement and the performance or compliance by the Company with any of the terms or provisions hereof do not and will not (a) conflict with or result in any breach of the organizational or governing documents of the Company, (b) violate any order, writ, injunction, decree or Law applicable to the Company, or (c) result in a violation or breach of, constitute a default under, or give rise to any right of termination, cancelation or acceleration under any agreement or other instrument binding on the Company, in each case, except as would not reasonably be expected to materially impair the Company’s ability to perform its obligations hereunder.

ARTICLE 4

COVENANTS OF SHAREHOLDER

Shareholder hereby covenants and agrees that:

Section 4.01. No Proxy, Transfer of Voting Rights or Encumbrance with respect to Covered Shares. Except as contemplated by this Agreement, from and after the date hereof until the earlier of (a) the termination of this Agreement or (b) the Closing, Shareholder shall not, without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed), (i) grant any proxy, consent or power of attorney, or enter into any voting trust or other similar agreement, in each case with respect to the voting of any Covered Shares on the matters set forth in Section 1.01, (ii) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract with respect to, the sale, assignment, transfer, encumbrance or other disposition of any of the Covered Shares or Holdco Shares (as defined in the Exchange

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Agreement) (each such action in the foregoing clauses (i) and (ii), a “Transfer”) unless the proposed Transfer is to an Affiliate of Shareholder (a “Permitted Transfer”) or (iii) take any action that would have the effect of preventing or disabling Shareholder from performing any of its obligations under this Agreement; provided, however, that the transferee in a Permitted Transfer shall be required to execute a joinder to this Agreement pursuant to which such transferee agrees to be bound by all of the terms of this Agreement. Notwithstanding anything to the contrary herein, Shareholder shall be permitted to (A) surrender to Parent shares of Parent Class B Common Stock in connection with Shareholder’s exchange of the Holdco Shares (as defined in the Exchange Agreement) into shares of Parent Class A Common Stock pursuant to the Exchange Agreement or (B) Transfer any Covered Shares solely in connection with the pledging thereof or any exercise of lender’s rights or remedies, including without limitation any subsequent Transfer by such lender, pursuant to the Margin Loan Agreement or the accompanying Pledge and Security Agreement. Shareholder hereby represents that all proxies, powers of attorney, instructions or other requests given by Shareholder or any of its Affiliates prior to the execution of this Agreement in respect of the voting of the Covered Shares, if any, are not irrevocable and Shareholder hereby revokes (and shall cause to be revoked) any and all previous proxies, powers of attorney, instructions or other requests with respect to the Covered Shares. For the avoidance of doubt, any exercise of any lender’s rights and/or remedies under the Margin Loan Agreement and any transfer following any exercise of such remedies shall not be limited or restricted by any provision of this Agreement.

Section 4.02 Grant of Proxy. Shareholder hereby irrevocably appoints, and at the request of the Company will cause its Affiliates to irrevocably appoint, as its and their proxy and attorney-in-fact the Company and any Person designated in writing by the Company, each of them individually, with full power of substitution and resubstitution, to vote the Covered Shares in accordance with Section 1.01 at the Parent Stockholder Meeting and at any annual or special meetings of stockholders of Parent (or adjournments or postponements thereof) prior to the termination of this Agreement in accordance with Section 5.02 at which any of the matters described in Section 1.01 is to be considered; provided, that such proxy and attorney-in-fact shall become effective if, and only if, (i) Shareholder has not delivered to Parent at least three (3) Business Days prior to such Parent Stockholder Meeting or annual or special meeting of stockholders of Parent a duly executed proxy card voting the Covered Shares in accordance with Section 1.01 or (ii) such duly executed proxy card is subsequently modified or revoked. This proxy (and any proxy granted by an Affiliate of Shareholder will be), if it becomes effective, is (or will be, as applicable) coupled with an interest, is (or will be, as applicable) given as an additional inducement of the Company to enter into the Merger Agreement and shall be irrevocable prior to the termination of this Agreement or the termination of Shareholder’s obligations under Section 1.01, whichever is earlier, in accordance with Section 5.02, at which time any such proxy shall automatically terminate. Shareholder (solely in its capacity as such) shall take such further actions or execute such other instruments (and shall cause its Affiliates to do so) as may be reasonably necessary to effectuate the intent of this proxy. The Company may terminate this proxy with respect to Shareholder (or any Affiliates) at any time at its sole election by written notice provided to Shareholder.

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Section 4.03. Non-Solicitation.

(a)    Each of the Shareholder Parties shall not, and shall cause its Subsidiaries (if any) and its controlled Affiliates and its and their respective officers, directors and employees not to, and shall use reasonable best efforts to cause its and their respective Representatives not to, directly or indirectly, (a) solicit, initiate or take any action to knowingly facilitate (including by way of providing non-public information) or knowingly encourage or induce the submission of any Parent Acquisition Proposal or any inquiry or proposal that would reasonably be expected to lead to a Parent Acquisition Proposal, (b) enter into or participate in any discussions or negotiations with, furnish any information relating to Parent or any of its Subsidiaries, or afford access to the business, properties, assets, books or records of Parent or any of its Subsidiaries to, otherwise cooperate in any way with, or knowingly assist, participate in, facilitate or knowingly encourage any effort by, any Third Party that such Shareholder Party knows, or should reasonably be expected to know, is considering, seeking to make, or has made, a Parent Acquisition Proposal or any inquiry or proposal that may reasonably be expected to lead to a Parent Acquisition Proposal, (c) enter into or approve, recommend or declare advisable for such Shareholder Party (or any of its Subsidiaries or controlled Affiliates) to execute or enter into, any agreement, letter of intent, understanding, agreement in principle or other similar arrangement in connection with any Parent Acquisition Proposal or (d) resolve, propose or agree to do any of the foregoing. Each of the Shareholder Parties shall, and shall cause its Subsidiaries (if any), its controlled Affiliates and its and their respective officers, directors and employees to, and shall use reasonable best efforts to cause its and their Representatives to immediately cease and cause to be terminated any and all existing activities, discussions or negotiations, if any, with any Third Party conducted prior to the date of this Agreement with respect to any Parent Acquisition Proposal. In addition, each of the Shareholder Parties shall notify the Company promptly (but in no event later than twenty-four (24) hours) after receipt by such Shareholder Party (or any of its controlled Affiliates or Representatives) of any Parent Acquisition Proposal (including material modifications thereto) or any request for information relating to Parent or any of its Subsidiaries or for access to the business, properties, assets, books or records of Parent or any of its Subsidiaries by any Third Party that, to the knowledge of such Shareholder Party, is considering making or has made, a Parent Acquisition Proposal, which notice shall be provided in writing and shall include a written summary of (i) any material correspondence relating thereto and (ii) the material terms and conditions of such Parent Acquisition Proposal (including material modifications thereto), subject, in each case, to the terms of any Shareholder Acceptable Confidentiality Agreement.

(b)    Notwithstanding Section 4.03(a), if at any time prior to the Parent Approval Time (and in no event after the Parent Approval Time), (i) the Board of Directors of Parent receives a bona fide written Parent Acquisition Proposal made after the date hereof that was not solicited in breach of, and does not otherwise result from a violation of Section 7.2 of the Merger Agreement or Section 4.03 and (ii) the Board of Directors of Parent (or committee thereof) (including the Parent Special Committee) determines in good faith and after consultation with Parent’s financial advisor and outside legal counsel that (x) the failure of Parent to take the actions set forth in Section 7.2(b)(i) and Section 7.2(b)(ii) of the Merger Agreement would be inconsistent with the fiduciary duties of the Board of Directors of Parent (or, if applicable, committee thereof) under Applicable Law and (y) it is advisable for the Shareholder Parties to take the actions set forth in Section 4.03(b)(1)-(2), then (and only then) the Shareholder Parties shall be permitted to (1)

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engage in negotiations or discussions with any Third Party that, subject to Parent’s compliance with Section 7.2(a) of the Merger Agreement and the Shareholder Parties’ compliance with Section 4.03(a), has made after the date of this Agreement an unsolicited bona fide written Parent Acquisition Proposal that the Board of Directors of Parent (or Parent Special Committee) determines in good faith, after consultation with its financial advisor and outside legal counsel, is or is reasonably likely to lead to a Parent Superior Proposal and (2) furnish to such Third Party and its Representatives and financing sources nonpublic information relating to such Shareholder Party pursuant to a confidentiality agreement with terms no less favorable to Shareholder than those contained in the Confidentiality Agreement (it being understood that such confidentiality agreement need not include any standstill terms and shall not provide such person with any exclusive right to negotiate with Parent or any Shareholder Party) (a “Shareholder Acceptable Confidentiality Agreement”), a copy of which shall be provided substantially concurrently with its execution, to the Company for informational purposes; provided that all such non-public information (to the extent that such information has not been previously provided or made available to the Company) is provided or made available to the Company, as the case may be, substantially concurrently with the time it is provided or made available to such Third Party; provided further that no Shareholder Acceptable Confidentiality Agreement shall contain Section 3 of the Confidentiality Agreement and upon entry into any Shareholder Acceptable Confidentiality Agreement or Parent Acceptable Confidentiality Agreement, the parties hereby agree that the Confidentiality Agreement shall be amended to remove and replace Section 3 thereof with “[Reserved]”.

Section 4.04. Directors and Officers. Notwithstanding anything to the contrary herein, nothing in this Agreement shall limit, restrict or otherwise affect any Affiliate, designee or other representative of Shareholder, in such person’s capacity as a director or officer of Parent, from acting in such capacity or voting on any matter, including the taking of any action pursuant to Section 7.2 of the Merger Agreement (it being expressly acknowledged by the Company that this Agreement shall apply to Shareholder solely in Shareholder’s capacity as the record and beneficial owner of the Covered Shares and not in any other capacity). The Company shall not assert any claim that any action taken by any Affiliate, designee or other representative of Shareholder (or the failure by any such person to take any action) in such person’s capacity as a director or officer of Parent, including the taking of any action pursuant to Section 7.2 of the Merger Agreement, violates any provision of this Agreement.

Section 4.05. Additional Covered Shares. In the event that Shareholder acquires record or beneficial ownership (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of any shares of Parent Common Stock after the date hereof, such shares shall, without further action of the parties, be subject to the provisions of this Agreement and included in the definition of “Covered Shares” for so long as they are held or otherwise beneficially owned by Shareholder. Shareholder hereby agrees to notify the Company as promptly as reasonably practicable (and in any event within five Business Days after receipt) orally and in writing of the number of any additional shares of Parent Common Stock or other securities of Parent of which Shareholder acquires Beneficial Ownership on or after the date hereof.

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Section 4.06. Exchange of Shares.

(a)    Shareholder hereby (i) agrees not to Transfer (as defined in the Stockholders Agreement) any of the HoldCo Shares that it beneficially owns, (ii) waives any and all preemptive rights it has or may have in connection with the consummation of the Merger and (iii) agrees to, pursuant to Section 2.01 of the Exchange Agreement and that certain Side Letter between the Shareholder and Parent dated as of the date hereof, exercise at or prior to the Closing its right to exchange all of the HoldCo Shares it beneficially owns for a number of newly issued shares of Common Stock (the “Exchanged Shares”) prior to the Closing at an exchange ratio of 1.3261 shares of Common Stock for each HoldCo Share beneficially owned by the Shareholder which exchange ratio shall not be subject to any amendment or adjustment, irrespective of the occurrence of any Dilution Protection Event (as defined in the Exchange Agreement). Concurrently with such exchange and pursuant to the Exchange Agreement, Shareholder will surrender for cancellation all of its shares of Parent Class B Common Stock such that Parent has no Parent Class B Common Stock outstanding at or prior to the Closing.

(b)    In addition to any legends required by Applicable Law and the Stockholders Agreement, each certificate (if any) representing the Exchanged Shares shall bear a legend substantially in the following form:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH SECTION 3.01 OF THE SHAREHOLDERS AGREEMENT, INCLUDING THE WRITTEN APPROVAL OF THE COMPANY.”

Section 4.07 Actions. Shareholder hereby agrees (i) not to commence or participate as a plaintiff in (and to waive) and (ii) to take all actions necessary to opt out of any class in any class action with respect to any claim, derivative or otherwise, against Parent, Merger Sub, or any of their respective Affiliates relating to the negotiation, execution or delivery of this Agreement or the Merger Agreement or the consummation of the Transactions, including any claim (1) challenging the validity of, or seeking to enjoin the operation of, any provision of the Merger Agreement or (2) alleging a breach of any fiduciary duty of the Board of Directors of Parent in connection with this Agreement, the Merger Agreement or the Transactions. Nothing in this Section 4.07 shall affect or impair any of Shareholder’s rights or remedies in connection with this Agreement.

Section 4.08 Documentation and Information. Except as required by Applicable Law (in which case Shareholder will notify the Company in advance of such public announcement), Shareholder shall not make any public announcement regarding this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby without the prior written consent of the Company. Shareholder consents to and authorizes the publication and disclosure by the Company and Parent of Shareholder’s identity and holding of Shareholder’s Covered Shares, the nature of Shareholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information regarding Shareholder, in each case that the Company or Parent reasonably determine, upon advice of outside counsel, is required to be disclosed by Applicable Law in the Joint Proxy Statement/Prospectus or the Registration Statement (including all schedules and

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documents filed with the SEC) or any other disclosure document in connection with the Transactions (including a Schedule 13D), and the inclusion of any such information in any press release. Shareholder agrees to promptly notify the Company and Parent of any required corrections with respect to any information supplied by or on behalf of Shareholder specifically for use in any such disclosure document, if and to the extent that any such information shall contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

Section 4.09 Cooperation. Shareholder shall, at the Company’s request, reasonably cooperate with the Company and Parent in connection with the Company and/or Parent’s efforts to obtain and maintain all approvals, consents, registrations, permits, authorizations and other confirmations required to be obtained from any Governmental Authority or other Third Party that are necessary to consummate the Transactions.

Section 4.10 Shareholders Agreement. At the Closing, each of the Shareholder Parties shall deliver to Parent a duly executed counterpart to the Shareholders Agreement, which Shareholders Agreement shall be in the form attached hereto as Exhibit A.

ARTICLE 5

MISCELLANEOUS

Section 5.01. Other Definitional and Interpretative Provisions. The words “hereof,” “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections and Schedules are to Articles, Sections and Schedules of this Agreement unless otherwise specified. All Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The word “or” shall not be exclusive. References to (a) any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation as amended from time to time and to any rules or regulations promulgated thereunder; provided that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute, rule or regulation shall be deemed to refer to such statute, rule or regulation, as amended (and, in the case of statutes, any rules and regulations promulgated under such statutes), in each case, as of such date, (b) from or through any date means, unless otherwise specified, from and including or through and including, respectively, (c) the “date hereof” means the date of this Agreement and (d) a “party” or the “parties” mean the parties to this Agreement unless otherwise specified or the context otherwise requires. The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof. The term “Affiliate” as used with respect to any Shareholder Party shall not include Parent or any of its Subsidiaries, and solely for purposes of Section 4.03(a), shall not include any portfolio companies of any Shareholder Party, so long as the applicable directors, officers or employees of such portfolio companies are not, directly or indirectly, directed or encouraged by a Shareholder Party or any of

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its partners, directors, officers, employees or other Representatives to act in violation of Section 4.03(a). The parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

Section 5.02. Amendments; Termination. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement, and all obligations, terms and conditions contained herein, shall automatically terminate without any further action required by any person upon the earliest to occur of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms. In addition to the foregoing, the obligations of Shareholder set forth in Section 1.01 may be terminated by Shareholder upon written notice to the Company at any time following (i) a Parent Adverse Recommendation Change involving or relating to a Parent Superior Proposal, (ii) any change to the Merger Consideration that is adverse to Shareholder or (iii) any other amendment to the Merger Agreement that is adverse to Shareholder in any material respect. Notwithstanding the foregoing, the provisions of this Section 5.02 and Sections 5.01, 5.04, 5.05, 5.06, 5.07, 5.08, 5.10, 5.12, 5.13, 5.14, 5.15 and 5.16 of this Agreement shall survive any termination of this Agreement and nothing herein shall relieve any party from liability for any breach of this Agreement; provided that with respect to any breach of Section 4.03 of this Agreement, the Company’s sole and exclusive remedy against the Shareholder Parties shall be equitable remedies pursuant to Section 5.11.

Section 5.03. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership (whether beneficial ownership or otherwise) of or with respect to any Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to Shareholder or Shareholder’s permitted transferee, and the Company shall have no authority to direct Shareholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

Section 5.04. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense,

Section 5.05. Successors and Assigns. The provisions of this Agreement shall be binding upon and shall inure solely to the benefit of the parties hereto, are not intended to confer upon any Person other than the parties hereto any rights, benefits, remedies, obligations or liabilities hereunder. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto, except that Shareholder may transfer or assigns its rights and obligations to the applicable transferee in connection with a Permitted Transfer.

Section 5.06. Governing Law. This Agreement and all Proceedings (whether civil, criminal or administrative and whether based on contract, tort or otherwise), directly or indirectly, arising out of or relating to this Agreement, any of the transactions contemplated by this Agreement or the actions of the parties hereto in the negotiation, administration,

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performance and enforcement hereof or thereof, shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

Section 5.07. Jurisdiction. Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or Proceeding relating to the Transactions, on behalf of itself or its property, in accordance with Section 5.12 or in such other manner as may be permitted by Applicable Law, and nothing in this Section 5.07 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its property in any action or Proceeding to the exclusive general jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware in the event any dispute arises out of this Agreement or the Transactions, or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or Proceedings arising in connection with this Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Delaware Court of Chancery (or in the event, but only in the event, that such court does not have subject matter jurisdiction over such action or proceeding, the Superior Court of the State of Delaware (Complex Commercial Division) or, if subject matter jurisdiction over the action or proceeding is vested exclusively in the federal courts of the United States of America, the United States District Court for the District of Delaware; (e) waives any objection that it may now or hereafter have to the venue of any such action or Proceeding in any such court or that such action or Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any action relating to this Agreement or the Transactions in any court other than the aforesaid courts. Each of the parties hereto agrees that a final judgment in any action or Proceeding in such court as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

Section 5.08. WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER;

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(B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.08.

Section 5.09. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, including by facsimile or by email with .pdf attachments, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed and delivered (by electronic communication, facsimile or otherwise) by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

Section 5.10. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

Section 5.11. Specific Performance. The parties acknowledge and agree that irreparable harm would occur and that the parties would not have any adequate remedy at law (a) for any breach of the provisions of this Agreement or (b) in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that, except where this Agreement is terminated in accordance with Section 5.02, the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement, without proof of actual damages, and each party further agrees to waive any requirement for the securing or posting of any bond in connection with such remedy.

Section 5.12. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission and e-mail transmission, so long as a receipt of such e-mail is requested and received) and shall be given:

if to the Company, to:

Mobile Mini, Inc.

4646 E. Van Buren Street

Phoenix, AZ 85008

Attention:   Kelly Williams

                   Chris Miner

Email:        kwilliams@mobilemini.com

                   cminer@mobilemini.com

12

with a copy to (which shall not constitute notice):

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Phillip R. Mills

Email:      phillip.mills@davispolk.com

if to Shareholder, to:

Sapphire Holding S.à.r.l.

20, rue Eugene Ruppert

Luxembourg, L-2453 Luxembourg

Attention: Directors

Email:       tdrlux@tdrcapital.com

                  notifications@tdrcapital.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Ave.

New York, NY 10022

Attention:    Eric Schiele

                    David Klein

Email:         eric.schiele@kirkland.com

                     dklein@kirkland.com

or to such other address or facsimile number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed to have been received on the next succeeding Business Day in the place of receipt.

Section 5.13. Defined Terms. All other capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement; provided that, for purposes of this Agreement, Parent shall not be deemed a Subsidiary or Affiliate of Shareholder.

Section 5.14. No Partnership, Agency or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

Section 5.15. No Third Party Beneficiaries. The provisions of this Agreement shall be binding upon and shall inure solely to the benefit of the parties hereto, are not intended to confer upon any Person other than the parties hereto any rights, benefits, remedies, obligations or liabilities hereunder.

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Section 5.16. Entire Agreement. This Agreement and the Confidentiality Agreement constitute the entire agreement between the parties with respect to the subject matter thereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as a deed as of the date first above written.

MOBILE MINI, INC.

By:	/s/ Kelly Williams
	Name:	Kelly Williams
	Title:	President & CEO

[SIGNATURE PAGE TO VOTING AGREEMENT]

SAPPHIRE HOLDING S.À.R.L.

By:	/s/ Jan Willem Overheul
	Name:	Jan Willem Overheul
	Title:	Manager

[SIGNATURE PAGE TO VOTING AGREEMENT]

TDR CAPITAL II HOLDINGS L.P.
acting by its manager TDR CAPITAL LLP

By:	/s/ Blair Thompson
	Name:	Blair Thompson
	Title:	Partner

in the presence of:

Signature of witness:	/s/ Elisabeth Thea

Name of witness:	Elisabeth Thea

Address:	20 Bentinck Street, London WIU 2EU

[SIGNATURE PAGE TO VOTING AGREEMENT]

TDR CAPITAL LLP
In its capacity as manager to TDR Capital II Holdings L.P.

By:	/s/ Blair Thompson
	Name:	Blair Thompson
	Title:	Partner

in the presence of:

Signature of witness:	/s/ Elisabeth Thea

Name of witness:	Elisabeth Thea

Address:	20 Bentinck Street, London WIU 2EU

[SIGNATURE PAGE TO VOTING AGREEMENT]

Exhibit A

Form of Shareholders Agreement

(See attached.)

SHAREHOLDERS AGREEMENT

dated as of

[●], 2020

among

SAPPHIRE HOLDING S.À.R.L.,

TDR CAPITAL II HOLDINGS L.P.,

TDR CAPITAL LLP,

and

[COMBINED CORPORATION]

i

SHAREHOLDERS AGREEMENT

This SHAREHOLDERS AGREEMENT (this “Agreement”), dated as of [●], 2020, is entered into by and among [Combined Corporation], a Delaware corporation (the “Company”), Sapphire Holding S.à.r.l. (“Holdings”), TDR Capital II Holdings L.P. (“Parent”) and TDR Capital LLP, in its capacity as manager of Parent (“Manager”, together with Holdings, Parent and each Person that has executed and delivered to the Company a joinder to this Agreement in accordance with Section 3.01(d), the “Shareholders”).

WHEREAS, the Company and Holdings desire to terminate that certain Shareholders Agreement, dated as of November 29, 2017 (the “Original Shareholders Agreement”), by and among Williams Scotsman Holdings Corp., the Company, Holdings, Algeco Scotsman Global S.à.r.l., Algeco Scotsman Holdings Kft., and solely for the purposes of Section 2.01 thereof, Double Eagle Acquisition LLC and Harry E. Sloan pursuant to the terms thereof;

WHEREAS, the Company, Mobile Mini, Inc., a Delaware corporation (“Mobile Mini”), and Picasso Merger Sub, Inc., a Delaware corporation and wholly owned Subsidiary of the Company (“Merger Sub”), have entered into that certain Agreement and Plan of Merger dated as of March 1, 2020 providing for the merger of Merger Sub with and into Mobile Mini (the “Merger Agreement”); and

WHEREAS, the Shareholders and the Company deem it in their best interests and in the best interests of the Company to enter into this Agreement to set forth their respective rights, duties and obligations in connection with the consummation of the merger contemplated by the Merger Agreement and Holdings’ investment in the Company.

NOW, THEREFORE, for good and valuable consideration the sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

Section 1.01 Definitions.

Capitalized terms used herein and not otherwise defined shall have the meaning set forth in this Article I.

“15% Condition” has the meaning set forth in Section 2.02(a).

“5% Condition” has the meaning set forth in Section 2.02(a).

“Affiliate” means, with respect to any Person, any other Person that, at the time of determination, directly or indirectly, whether through one or more intermediaries or otherwise, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), when used with respect to any specified Person, shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Applicable Law” means all applicable provisions of constitutions, treaties, statutes, laws (including the common law), rules, regulations, decrees, ordinances, codes, proclamations, declarations, orders, writs, judgments, awards, injunctions or rulings of any Governmental Authority.

“Board” means the board of directors of the Company.

“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York, London or Phoenix, Arizona are authorized or required by law to close.

“Bylaws” means the bylaws of the Company adopted on November 14, 2019, as the same may be amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement or as contemplated in the Merger Agreement.

“Certificate of Incorporation” means the certificate of incorporation of the Company, as filed on November 29, 2017 with the Secretary of the State of Delaware and as the same may be amended, modified, supplemented or restated from time to time (including as contemplated in the Merger Agreement).

“Change of Control” means any transaction or series of related transactions (as a result of a tender offer, merger, consolidation or otherwise) that (a) results in or is in connection with any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers acquiring beneficial ownership, directly or indirectly, of a majority of the then issued and outstanding Common Stock, (b) results in or is in connection with the sale, lease, exchange, conveyance, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all of the property and assets of the Company and its Subsidiaries (if any), on a consolidated basis, to any Third Party Purchaser or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of Third Party Purchasers (including any liquidation, dissolution or winding up of the affairs of the Company, or any other distribution made, in connection therewith), or (c) results in the then-current holders of Common Stock collectively owning less than a majority of the voting power of the surviving entity immediately following consummation thereof.

“Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company and any voting securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, or internal reorganization in the form of merger, consolidation or exchange, or similar transaction.

“Company” has the meaning set forth in the preamble.

“Competitively Sensitive Information” means Confidential Information designated by the general counsel of the Company that is competitively sensitive with respect to the applicable recipient in the reasonable discretion of the general counsel of the Company, including without limitation, such Confidential Information with respect to profit margins, product and brand costs and profit and loss information, price lists, customer and supplier lists and other customer and supplier specific information, customer contracts, purchase orders, statements of work, plans to increase or reduce production outside of the ordinary course, plans to enter or leave product or geographic markets or similar information, new products plans, purchasing patterns and pricing, supply arrangements, strategic alliances, promotional plans and advertising plans, to the extent that such information is not aggregated, redacted, anonymized or otherwise desensitized. For the avoidance of doubt, information regarding the overall financial performance of the Company or aggregated information that does not include any specific information on any of the matters set forth above shall not be deemed to be Competitively Sensitive Information.

“Confidential Information” means all confidential and proprietary information and data of the Company or any of its Subsidiaries disclosed or otherwise made available to any Shareholder or any Representative (in such Person’s capacity as such) thereof (together, for this purpose, a “Recipient”) pursuant to the terms of this Agreement, whether disclosed electronically, orally or in writing or through other methods made available to the Recipient. Notwithstanding the foregoing, for purposes of this Agreement, Confidential Information will not include any information (a) already in the public domain at the date of the transmission, or which has become generally available to the public other than as a result of a disclosure by the Recipient in breach of this Agreement, (b) in the Recipient’s possession and which is not, or was not at the time of acquisition of possession, to the Recipient’s actual knowledge, covered by any confidentiality

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agreements between the Recipient, on the one hand, and the Company or any of its Subsidiaries, on the other hand, (c) which the Recipient may receive on a non-confidential basis from a third party and which is not, to the Recipient’s actual knowledge, covered by a confidentiality agreement with the Company or any of its respective Subsidiaries or (d) that was provided prior to the date hereof and is subject to the Confidentiality Agreement.

“Confidentiality Agreement” means that certain Mutual Confidentiality Agreement, dated as of April 30, 2019 and amended as of January 7, 2020, by and among the Company, Mobile Mini and Manager.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Government Approval” means any authorization, consent, approval, waiver, exception, variance, order, exemption, publication, filing, declaration, concession, grant, franchise, agreement, permission, permit, or license of, from or with any Governmental Authority, the giving notice to, or registration with, any Governmental Authority or any other action in respect of any Governmental Authority.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi- governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of Applicable Law), or any arbitrator, court or tribunal of competent jurisdiction.

“Holdings” has the meaning set forth in the preamble.

“Holdings Board Member” has the meaning set forth in Section 2.02(a).

“Joinder Agreement” means the joinder agreement in form and substance of Exhibit A attached hereto.

“Lock-up Period” has the meaning set forth in Section 3.01(a).

“Manager” has the meaning set forth in the preamble.

“Merger Agreement” has the meaning set forth in the preamble.

“Organizational Documents” means the Bylaws and the Certificate of Incorporation.

“Overlapping Business” means any Person that offers products or services that directly compete with products or services offered by the Company in the same geographic area (“Competing Products”), which Competing Products generate annual revenue that is at least 15% of the consolidated annual revenue of the Company.

“Parent” has the meaning set forth in the preamble.

“Permitted Transferee” means, with respect to any Shareholder, an Affiliate of such Shareholder, a general partner or manager of such Shareholder or any of its Affiliates (excluding any other portfolio company thereof), any fund which has the same general partner or manager as such Shareholder or any of their Affiliates, any fund in respect of which such Shareholder or one of its/their Affiliates is a general partner or manager, including, with respect to Holdings, without limitation TDR Capital Nominees Limited.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

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“Representative” means, with respect to any Person, any and all directors, officers, employees, consultants, financial advisors, counsel, accountants and other agents of such Person.

“SEC” has the meaning set forth in Section 2.03(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholders” has the meaning set forth in the preamble.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

“Third Party Purchaser” means any Person who, immediately prior to the contemplated transaction, (a) does not directly or indirectly own or have the right to acquire any outstanding Common Stock or (b) is not a Permitted Transferee of any Person who directly or indirectly owns or has the right to acquire any Common Stock.

“Transfer” means to, directly or indirectly, offer, sell, transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any Common Stock owned by a Person or any interest (including a beneficial interest) in any Common Stock owned by a Person, including establishing or increasing a put equivalent position, or liquidating or decreasing a call equivalent position within the meaning of Section 16 of the 1934 Act with respect to, any shares of Common Stock beneficially owned by such Shareholder.

ARTICLE II.

CONFIDENTIALITY; BOARD DESIGNATION; STANDSTILL

Section 2.01 Confidentiality.

(a)

Each Shareholder will, and will cause its Representatives to, (i) keep confidential all Confidential Information received by it from the Company or any of its Subsidiaries or controlled Affiliates and not disclose or reveal any such information to any Person without the prior written consent of the Company, other than to such Shareholder’s Representatives whom such Shareholder determines in good faith need to know such information for the purpose of evaluating, monitoring or taking any other action with respect to the investment by such Shareholder in the Company, and (ii) use its reasonable best efforts to cause its Representatives to observe the terms of this Section 2.01 as if they were parties to this Agreement; provided, however, that nothing herein will prevent any Shareholder from disclosing any information that is required to be disclosed by Applicable Law so long as, prior to such disclosure, such Shareholder, unless prohibited by Applicable Law, uses its reasonable efforts to notify the Company of any such disclosure, uses reasonable efforts (at the Company’s sole expense) to limit the disclosure to only those portions that are required to be disclosed under such Applicable Law and maintains the confidentiality of such other information to the maximum extent permitted by Applicable Law.

(b)

In furtherance and not in limitation of the foregoing, each Holdings Board Member shall be permitted to share Confidential Information with Holdings, Parent and Manager and any of each of Holdings’, Parent’s and Manager’s Representatives or Permitted Transferees; provided that, under no circumstances shall any Holdings Board Member or any of Holdings, Parent, Manager or any of their respective Representatives or Permitted Transferees be permitted to share Confidential Information with (i) any portfolio company of Parent or any portfolio company of any of Parent’s Affiliates or (ii) any Person who holds a management position in a portfolio

4

company of Parent or a portfolio company of any of Parent’s Affiliates that is an Overlapping Business. Parent agrees on behalf of itself and its Affiliates that any Person who receives Competitively Sensitive Information pursuant to this Agreement will not, until the date that is 9 months following the latest time at which any such Person received such Competitively Sensitive Information, hold a management position in an Overlapping Business.

(c)

With respect to Parent, Holdings, Manager and their respective Representatives, including each Holdings Board Member, the restrictions set forth in this Section 2.01 shall survive until the date that is two years after the date on which the 5% Condition is no longer satisfied.

(d)

Notwithstanding anything to the contrary in the foregoing, the parties acknowledge that each Shareholder and its Affiliates, partners, officers and employees may serve as directors (or in similar roles) of portfolio companies of Parent or its Affiliates (“Dual Role Persons”), and such Shareholder shall not be deemed to be in breach of its obligations in this Section 2.01, and any such portfolio company will not be deemed to have received Confidential Information, solely due to the dual role of any such Dual Role Person so long as such Dual Role Person does not (i) provide or otherwise communicate any Confidential Information to such portfolio company or the directors, officers, employees, consultants or advisors of any such portfolio company, other than another Dual Role Person, (ii) direct or encourage such portfolio company to act with respect to any Confidential Information or (iii) use such Confidential Information other than in connection with evaluating, monitoring or taking any other action with respect to the investment by such Shareholder in the Company; provided that no officer or employee of any Shareholder or any of its Affiliates who has received any Competitively Sensitive Information may serve as director (or in similar role) of any portfolio company of Parent or any of its Affiliates that is an Overlapping Business for as long as such information received remains Competitively Sensitive Information. For purposes of this Section 2.01(d), the Company shall, upon request of Parent, use reasonable efforts to aggregate, anonymize, redact or otherwise desensitize Confidential Information to the extent practicable such that it no longer constitutes Competitively Sensitive Information.

(e)

Notwithstanding anything to the contrary provided herein, any partner, officer or employee of any Shareholder or any of their respective Affiliates may serve as a director (or in similar role) of a portfolio company of any Shareholder or any of its Affiliates that is an Overlapping Business (provided that, for purposes of this Section 2.01(e), the reference to “is at least 15%” in the definition of Overlapping Business shall be deemed to be a reference to “represents any”), and serve as a Holdings Board Member; provided that, in such circumstances, the Company shall have the right, in the reasonable discretion of the general counsel of the Company, to deny any such Holdings Board Member access to any Competitively Sensitive Information. For purposes of this Section 2.01(e), the Company shall, upon request of Parent, use reasonable efforts to aggregate, anonymize, redact or otherwise desensitize Confidential Information to the extent practicable such that it no longer constitutes Competitively Sensitive Information.

(f)	Nothing in this Section 2.01 shall prohibit any Shareholder or any of its Affiliates from acquiring or owning securities or other investments in any Overlapping Business.

Section 2.02 Board Designation.

(a)

From and after the date hereof, (i) for so long as Holdings, together with its Permitted Transferees, beneficially owns at least 15% of the outstanding shares of Common Stock (the “15% Condition”), Holdings shall have the right to require the Company to nominate, and use its best efforts to have elected to the Board at any annual or special meeting of the Company’s stockholders, two individuals designated by Holdings and who satisfy the director qualification criteria set forth in the charter of the Nominating and Corporate Governance Committee of the Company (each, a “Holdings Board Member”), (ii) for so long as Holdings, together with its Permitted Transferees, beneficially owns at least 5% but less than 15% of the outstanding shares of Common Stock (the “5% Condition”), Holdings shall have the right to require the Company

5

to nominate, and use its best efforts to have elected to the Board at any annual or special meeting of the Company’s stockholders, one Holdings Board Member. The initial Holdings Board Members shall be Gary Lindsay and Stephen Robertson. If neither the 15% Condition nor the 5% Condition is satisfied, Holdings shall not have the right to designate a Holdings Board Member to the Board. Upon being appointed as a Holdings Board Member, such Holdings Board Member shall execute a resignation letter, tendering his or her resignation from the Board, effective upon the 15% Condition or the 5% Condition, as applicable, no longer being satisfied; provided, that if Holdings no longer has the right to designate a Holdings Board Member because the 15% Condition is no longer satisfied, Holdings shall be entitled to designate which Holdings Board Member shall resign.

(b)

If, as a result of death, disability, retirement, resignation, removal (with or without cause) or otherwise, there shall exist or occur any vacancy on the Board with respect to a Holdings Board Member, (i) Holdings may designate another individual who satisfies the director qualification criteria set forth in the charter of the Nominating and Corporate Governance Committee of the Company (the “Replacement Nominee”) to fill such vacancy and serve as a Holdings Board Member and (ii) the Company will cause the Board to promptly appoint the Replacement Nominee to the Board.

Section 2.03 Standstill Restrictions. From the date of this Agreement and until the date on which Parent beneficially owns a number of shares of Common Stock that constitutes less than 5% of the outstanding Common Stock (the “Standstill Period”), Holdings shall not, and shall cause all of its respective Subsidiaries and Affiliates not to, directly or indirectly through another Person, unless expressly invited in a writing with the approval of the Board (provided, that the Holding Board Members shall not participate in such decision):

(a)

acquire, agree to acquire, propose, seek or offer to acquire or announce the intention to acquire, or knowingly facilitate the acquisition or ownership of (whether publicly or otherwise and whether or not subject to conditions) any equity securities, loans, debt securities or assets of the Company or any of its Subsidiaries, or any warrant, option or other direct or indirect right to acquire any such securities, loans or assets;

(b)

enter into, agree to enter into, propose, or seek or offer to enter into or knowingly facilitate any merger, business combination, recapitalization, restructuring or other extraordinary transaction (including a Change of Control) involving the Company or any of its Subsidiaries;

(c)

initiate, knowingly encourage, make, or in any way participate or engage in, any “solicitation” of “proxies” as such terms are used in the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”) to vote, or seek to advise or influence any person (other than any Permitted Transferees) with respect to the voting of, any voting securities of the Company (including, for the avoidance of doubt, indirectly by means of communication with the press or media), in each case, other than in a manner in accordance with the recommendation of the Board;

(d)

file with the SEC a proxy statement or any supplement thereof or any other soliciting material in respect of the Company or its shareholders that would be required to be filed with the SEC pursuant to Rule 14a-12 or other provisions of the Exchange Act;

(e)	nominate or recommend for nomination a person for election at any shareholder meeting of the Company at which directors of the Board are to be elected, other than pursuant to Section 2.02;

(f)	submit any shareholder proposal for consideration at, or bring any other business before, any shareholder meeting of the Company;

(g)	initiate, knowingly encourage, or actively participate or engage in, any “withhold” campaign with respect to any shareholder meeting of the Company;

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(h)

form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company, other than with the Permitted Transferees;

(i)	call, request the calling of, or otherwise seek or assist in the calling of a special meeting of the Shareholders;

(j)	otherwise act, alone or in concert with others, to seek to control the management of the Company;

(k)	disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing; or

(l)

advise, assist or knowingly encourage or enter into any negotiations, agreements or arrangements with any other persons (other than any Permitted Transferees) in connection with the foregoing (provided, that this paragraph (l) shall not restrict a Shareholder’s ability to Transfer its Common Stock in accordance with Section 3.01);

provided that the foregoing limitations will (i) in no way limit the activities of any Person appointed to the Board pursuant to the terms of the Merger Agreement or this Agreement taken in his or her capacity as a director of the Company, (ii) not preclude the exercise of any rights received as a dividend or other distribution in a rights offering or other issuance in respect of any Common Stock beneficially owned by Holdings, (iii) not require Holdings or any of its Affiliates to vote its Common Stock with respect to any matter in any given manner or at all and not restrict Holdings or any of its Affiliates from publicly stating how it intends to vote on any particular matter and (iv) not limit Holdings or its Affiliates from participating in any auction process initiated by the Company or any of its Subsidiaries with respect to its assets in which the Company has invited in writing Holdings or any of its Affiliates to participate. Holdings further agrees that during the Standstill Period it will not (and will ensure that its controlled Affiliates and any person acting on behalf of or in concert with it or any of its controlled Affiliates will not), directly or indirectly (x) make any request directly or indirectly, to amend or waive any provision of this Section 2.03 (including this sentence), or (y) take any action (except as expressly permitted herein) that would reasonably be expected to require the Company to make a public announcement regarding the possibility of a business combination, merger or other extraordinary transaction described in this Section 2.03 with it or any of its controlled Affiliates. Notwithstanding anything to the contrary contained in this Agreement, the provisions of Section 2.03 shall be inoperative and of no force or effect if (A) the Company enters into a definitive agreement providing for a Change of Control (solely for the purposes of this sentence, whether or not such Change of Control is with a Third Party Purchaser) or (B) the Board fails to publicly recommend against any tender or exchange offer for Common Stock commenced by another Person within ten business days of commencement thereof pursuant to Rule 14d-2 of the Exchange Act.

ARTICLE III.

RESTRICTIONS ON TRANSFER

Section 3.01 General Restrictions on Transfer.

(a)

Except as permitted by Section 3.01(b), Holdings will not, and will cause each of its Permitted Transferees not to, from the date hereof until the six month anniversary of the date hereof (the “Lock-up Period”), Transfer any of the Common Stock that it beneficially owns; provided that such restriction may be waived or amended by (x) the Related Party Transactions Committee of the Board, or (y) if such committee is no longer in existence, the Board. Following the expiration of the Lock-up Period, Holdings and each of its Permitted Transferees may Transfer any Common Stock held by Holdings; provided that Holdings shall not, and shall cause each of its Permitted Transferees not to, Transfer (i) more than 50% of the Common Stock held by Holdings as of the date of this Agreement during the one year period following the Lock-up Period, (ii) Common Stock to any “person” or “group” (in each case within the meaning of Section 13(d) of the 1934 Act), in a single transaction or series of related transactions, if such “person” or “group”

7

beneficially owns more than 5.0% of the then-outstanding shares of Common Stock or would hold, as a result of such transfer, more than 5.0% of the then-outstanding shares of Common Stock or (iii) until such time that Holdings, together with its Permitted Transferees, beneficially owns less than 5% of the then-outstanding shares of Common Stock, Common Stock constituting more than 2.5% of the then-outstanding Common Stock in any 90-day period in an open market sale or block trade, unless through a marketed offering or a privately negotiated sale so long as any such privately negotiated sale is to the ultimate investor and not an intermediary; provided, further, that the foregoing requirements may be waived or amended by (x) the Related Party Transactions Committee of the Board, or (y) if such committee is no longer in existence, the Board (provided, that the Holdings Board Members shall not participate in such decision). Without limiting the foregoing, Holdings shall comply with the Securities Trading Policy of the Company with respect to each Transfer of Common Stock.

(b)

The provisions of Section 3.01(a) shall not apply to any Transfer by Holdings or its Permitted Transferees (i) of all (or a portion of) of its Common Stock to a Permitted Transferee, (ii) pursuant to a merger, stock sale, consolidation or other business combination of the Company with a Person that is unaffiliated with the Shareholders or (iii) solely in connection with the pledging of any Common Stock or any exercise of lender’s rights or remedies, including without limitation any subsequent Transfer by such lender, pursuant to any loan agreement with a bona fide financial institution. For the avoidance of doubt, any exercise of any lender’s rights and/or remedies under any such loan agreement and any transfer following any exercise of such remedies shall not be limited or restricted by any provision of this Agreement.

(c)

In addition to any legends required by Applicable Law, each certificate (if any) representing the Common Stock of the Company held by the Shareholders shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A SHAREHOLDERS AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF SUCH SHAREHOLDERS AGREEMENT.”

(d)

Prior notice shall be given to the Company by the transferor of any Transfer permitted by this Section 3.01 (whether or not to a Permitted Transferee) of any Common Stock at least three Business Days prior to the date of any such Transfer. Prior to or concurrently with the consummation of any Transfer to a Permitted Transferee, Holdings shall cause the transferee to execute and deliver to the Company a Joinder Agreement and agree to be bound by the terms and conditions of this Agreement. Upon any Transfer by Holdings of any of its Common Stock to a Permitted Transferee, in accordance with the terms of this Agreement, the transferee thereof shall be substituted for, and shall assume all the rights and obligations under this Agreement of, the transferor thereof.

(e)

Notwithstanding any other provision of this Agreement, each Shareholder agrees that it will not, directly or indirectly, Transfer any of its Common Stock (i) except as permitted under the Securities Act and other applicable federal or state securities laws, (ii) if it would cause the Company or any of its Subsidiaries to be required to register as an investment company under the Investment Company Act of 1940, as amended, or (iii) if it would cause the assets of the Company or any of its Subsidiaries to be deemed plan assets as defined under the Employee Retirement Income Security Act of 1974, as amended, or its accompanying regulations or result in any “prohibited transaction” thereunder involving the Company.

(f)

Any attempt to Transfer any Common Stock that is not in compliance with this Agreement shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s stock records to such attempted Transfer and the purported transferee in any such Transfer shall not be treated as the owner of such Common Stock for any purposes of this Agreement.

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ARTICLE IV.

OTHER AGREEMENTS

Section 4.01 Termination of Original Agreement.

Pursuant to Section 7.01 of the Original Shareholders Agreement, Holdings and the Company hereby agree to terminate the Original Shareholders Agreement in its entirety effective as of the date hereof.

ARTICLE V.

REPRESENTATIONS AND WARRANTIES

Section 5.01 Shareholder Representations and Warranties. Each Shareholder represents and warrants to the Company and each other Shareholder that:

(a)

Such Shareholder is an entity duly organized and validly existing and in good standing (or the equivalent thereof) under the laws of the jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)

The execution and delivery of this Agreement, the performance by such Shareholder of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate or other company action of such Shareholder. Such Shareholder has duly executed and delivered this Agreement.

(c)

This Agreement constitutes the legal, valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, require no action by or in respect of, or filing with, any Governmental Authority (other than the filing of any required reports with the SEC).

(d)

The execution, delivery and performance by such Shareholder of this Agreement and the consummation of the transactions contemplated hereby do not (i) conflict with or result in any violation or breach of any provision of any of the organizational documents of such Shareholder, (ii) conflict with or result in any violation or breach of any provision of any Applicable Law or (iii) require any consent or other action by any Person under any provision of any material agreement or other instrument to which such Shareholder is a party.

(e)

Except for this Agreement, the Amended and Restated Registration Rights Agreement, dated as of November 29, 2017, by and among the Company, Holdings and certain other parties, and the Margin Loan Agreement, dated as of August 22, 2018, among Holdings, the lenders party thereto and Barclays Bank plc (as administrative agent and calculation agent) and the accompanying Pledge and Security Agreement, to the extent applicable, such Shareholder is not bound by any other agreements or arrangements of any kind with any other party with respect to the Common Stock, including agreements or arrangements with respect to the acquisition or disposition of the Common Stock or any interest therein or the voting of the Common Stock (regardless of whether or not such agreements and arrangements are with the Company or any other Shareholder).

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ARTICLE VI.

TERM AND TERMINATION

Section 6.01 Termination.

This Agreement shall terminate upon the earliest of: (a) the date on which neither Holdings nor any of its Permitted Transferee(s) beneficially owns at least 5% of the then outstanding Common Stock; provided that, Section 2.01 shall survive for the duration specified therein; (b) the dissolution, liquidation, or winding up of the Company; or (c) upon the written agreement of the Company and Holdings.

Section 6.02 Effect of Termination.

(a)

The termination of this Agreement shall terminate all further rights and obligations of the Shareholders under this Agreement except that such termination shall not effect: (i) the existence of the Company; (ii) the obligation of any party to pay any amounts arising on or prior to the date of termination, or as a result of or in connection with such termination; (iii) the rights which any Shareholder may have by operation of law as a Shareholder; or (iv) the rights contained herein which are intended to survive termination of this Agreement.

(b)	The following provisions shall survive the termination of this Agreement: this Section 6.02 and Section 7.02, Section 7.09, Section 7.10 and Section 7.12.

ARTICLE VII.

MISCELLANEOUS

Section 7.01 Expenses.

Except as otherwise expressly provided herein, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

Section 7.02 Notices.

All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt), (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested), (c) on the date sent by facsimile or email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.02):

if to Holdings, Parent or Manager:

Sapphire Holding S.à.r.l.

20, rue Eugene Ruppert

10

Luxembourg, L-2453 Luxembourg

Attention:    Directors

Email:          tdrlux@tdrcapital.com

    notifications@tdrcapital.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

601 Lexington Avenue

New York, NY 10022

Attention: David M. Klein, P.C., Eric Schiele, P.C.

E-mail: dklein@kirkland.com, eric.schiele@kirkland.com

if to the Company to:

[Combined Corporation]

901 S. Bond Street, #600

Baltimore, MD 21231

Attention: Tim Lopez

E-mail: hezron.lopez@willscot.com

with a copy to (which shall not constitute notice):

Allen & Overy LLP

1221 Avenue of the Americas

New York, NY 10020

Attention: William Schwitter

Facsimile: (212) 610-6399

E-mail: william.schwitter@allenovery.com

Section 7.03 Interpretation.

For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (x) to Articles, Sections, and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.

Section 7.04 Severability.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.

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Section 7.05 Entire Agreement.

This Agreement and the Organizational Documents constitute the sole and entire agreement of the parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

Section 7.06 Amendment and Modification; Waiver.

This Agreement may only be amended, modified or supplemented by an agreement in writing signed by the Company and Holdings. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

Section 7.07 Successors and Assigns.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, to the extent permitted under Article III hereof.

Section 7.08 No Third-Party Beneficiaries.

This Agreement is for the sole benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 7.09 Governing Law; Jurisdiction.

(a)

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than those of the State of Delaware.

(b)

Each of the parties agrees that it shall bring any action or proceeding in respect of any claim arising under or relating to this Agreement or the transactions contemplated by this Agreement exclusively in the Court of Chancery of the State of Delaware (or if such court declines to accept jurisdiction over a particular matter, any state or Federal court located within the State of Delaware) (the “Chosen Courts”) and, solely in connection with such claims, (a) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (b) waives any objection to the laying of venue in any such action or proceeding in the Chosen Courts, (c) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (d) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.02 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. The consent to jurisdiction set forth in this Section 7.09 shall not constitute a general consent to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this Section 7.09. The parties agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

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Section 7.10 Equitable Remedies.

Each party hereto acknowledges that the other parties hereto would be irreparably damaged in the event of a breach or threatened breach by such party of any of its obligations under this Agreement and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, each of the other parties hereto shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to an injunction from a court of competent jurisdiction (without any requirement to post bond) granting such parties specific performance by such party of its obligations under this Agreement. In the event that any party files a suit to enforce the covenants contained in this Agreement (or obtain any other remedy in respect of any breach thereof), the prevailing party in the suit shall be entitled to receive in addition to all other damages to which it may be entitled, the costs incurred by such party in conduction the suit, including reasonable attorney’s fees and expenses.

Section 7.11 Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 7.12 Waiver of Jury Trial.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.13 Actions by the Company.

Any actions, including without limitation any decisions, waivers, requests or consents, to be taken or made by the Company under this Agreement shall only be made with (i) prior approval of the Related Party Transactions Committee of the Board, or (ii) if such committee is no longer in existence, prior approval of the Board (provided, that the Holdings Board Members shall not participate in such decision).

Section 7.14 Section 16 Matters.

So long as the Shareholders have the right to designate a Holdings Board Member, the Board shall take such action as is reasonably necessary to cause the exemption of any acquisition or disposition of Common Stock or other equity securities by the Shareholders in connection with a sale of the Company from the liability provisions of Section 16(b) of the Exchange Act pursuant to Rule 16b-3, including by passing one or more exemptive resolutions in connection with each purported acquisition or disposition of Common Stock or other equity securities by the Shareholders in connection with a sale of the Company.

Section 7.15 Trading Restriction Periods.

For so long as Holdings is entitled to designate a Holdings Board Member, Holdings shall, and shall cause each of its controlled Affiliates to, abide by the provisions of the Securities Trading Policy of the Company in the form attached hereto in Exhibit B that are generally applicable to any Covered Person under the headings (i) “Quarterly Trading Restrictions” and (ii) “Event-Specific Trading Restriction Periods” (and, for purposes of this clause (ii), solely with respect to restrictions that are communicated reasonably in advance in writing to Holdings by the Company), but subject to the permitted exceptions therein.

[Signature Page Immediately Follows]

13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Company:

[COMBINED CORPORATION]

By:
Name:
Title:

Shareholders:

SAPPHIRE HOLDING S.À.R.L.

By:
Name:
Title:

TDR CAPITAL II HOLDINGS L.P. acting by its manager TDR CAPITAL LLP

By:
Name:
Title:

In presence of:

Signature of Witness:

Name of Witness:

Address:

[Signature Page to Shareholders Agreement]

TDR CAPITAL LLP
In its capacity as manager to TDR Capital II
Holdings L.P.

By:
Name:
Title:

In presence of:

Signature of Witness:

Name of Witness:

Address:

Exhibit A

EXHIBIT A JOINDER AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with the Shareholders Agreement dated as of [●] (as the same may be amended from time to time, the “Shareholders Agreement”) among [Combined Corporation], a Delaware corporation (the “Company”), Sapphire Holding S.à.r.l. (“Holdings”), TDR Capital II Holdings L.P. (“Parent”) and TDR Capital LLP (“Manager”, together with Holdings, Parent and each Person that has executed and delivered to the Company a joinder to this Agreement in accordance with Section 3.01(d), the “Shareholders”).

Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Shareholders Agreement.

The Joining Party hereby acknowledges and agrees that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party under the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of the Shareholder from whom it has acquired the Common Stock (to the extent permitted by the Shareholders Agreement) as if it had executed the Shareholders Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of the date written below. Date: [            ], 20[    ]

[NAME OF JOINING PARTY]

By:
Name:
Title:

Address for Notices:

AGREED ON THIS [ ], 20[ ]:

By:
Name:
Title:

A-1

Exhibit B

SECURITIES TRADING POLICY

PURPOSE

The Board of Directors (the “Board”) of [Combined Corporation] (the “Company”) has adopted this Securities Trading Policy (this “Policy”) to provide guidelines to all officers, directors and employees of the Company with respect to transactions in the Company’s securities, and the handling of confidential information about the Company and the companies with which the Company does business, including compliance with securities laws that prohibit certain persons who are aware of material non-public information (commonly known as “MNPI”) about a company from (i) trading in securities of that company and (ii) providing material non-public information to other persons who may trade on the basis of that information.

Federal and state securities laws prohibit the purchase or sale of a company’s securities by anyone who is aware of material information about a company that is not generally known by or available to the public. These laws also prohibit anyone who is aware of material non-public information from disclosing this information to others who may trade. Companies and their controlling persons may also be subject to liability if they fail to take reasonable steps to prevent insider trading by company personnel.

This Policy is designed to prevent insider trading or even allegations of insider trading. Your strict adherence to this Policy will help safeguard both your and our reputation and will further ensure that we conduct our business with the highest level of integrity and in accordance with the highest ethical standards.

COVERED PERSONS

This Policy applies to:

•	you as an officer, director and/or employee of the Company or one of its subsidiaries;

•

the family members and others who reside in your household, and to any family members who do not live in your household but whose transactions in Company Securities (as defined below) are directed by you or are subject to your influence or control (such as parents, in-laws or children who consult with you before they trade in Company Securities) (“Family Members”);

•	any entities, such as corporations, partnerships or trusts, that you influence or control (“Controlled Entities”); and

•	our contractors or consultants, who have access to material non-public information about the Company, and their Family Members and Controlled Entities.

We refer to the individuals and entities listed above as “Covered Persons” in this Policy, and to be clear, transactions by your Family Members and Controlled Entities will be treated as your transactions under this Policy and federal securities laws.

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COVERED TRANSACTIONS

This Policy applies to virtually all transactions in the Company’s securities, including common stock, options to purchase common stock, preferred stock, warrants, debt securities (e.g., convertible, senior or subordinated notes) and any other securities issued by the Company (“Company Securities”). Company Securities also include derivative securities relating to the Company’s stock, even if not issued by the Company, such as exchange-traded options (e.g., puts and calls).

RESPONSIBILITY

You have ethical and legal obligations to maintain the confidentiality of information about the Company and to not engage in transactions in Company Securities while in possession of material non-public information. You are responsible for making sure that you and your Family Members and Controlled Entities comply with this Policy. In all cases, the responsibility for determining whether an individual is in possession of material non-public information rests with that individual, and any action on the part of the Company, our General Counsel, or any other employee or director pursuant to this Policy (or otherwise) does not in any way constitute legal advice or insulate an individual from liability under applicable securities laws. You could be subject to severe legal penalties and disciplinary action by the Company for any conduct prohibited by this Policy or applicable securities laws, as described below under the heading “Consequences of Violations.”

ADMINISTRATION

This Policy will be administered by our General Counsel and any other employees of the Company designated by the General Counsel. All determinations and interpretations by our General Counsel will be final and not subject to review.

POLICY STATEMENT

It is the Company’s policy that a Covered Person, who is aware of material non-public information relating to the Company, may not, directly or indirectly through other persons or entities:

•

engage in transactions in Company Securities, except as specified in this Policy under the headings “Transactions Under Company Plans,” “Transactions Not Involving a Purchase or Sale” and “Rule 10b5- 1 Plans;”

•	recommend the purchase or sale of any Company Securities;

•

disclose material non-public information to persons within the Company whose jobs do not require them to have that information, or outside of the Company to other persons (including, but not limited to, family, friends, business associates, investors and third-party service providers, such as consulting firms), unless any such disclosure is made in accordance with the Company’s policies regarding the protection or authorized external disclosure of information regarding the Company; or

•	assist anyone engaged in the above activities.

In addition, it is our policy that no Covered Person who, in the course of working for or with the Company, learns of material non-public information about a company with which the Company does business, including a customer or supplier of the Company, may trade in that company’s securities until the information becomes public or is no longer material.

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Unless specified in this Policy, there are no exceptions to this Policy. Transactions that may be necessary or justifiable for independent reasons (such as the need to raise money for an emergency expenditure), or small transactions, are not exempt from this Policy. Federal securities laws do not recognize mitigating circumstances, and in any event, even the appearance of an improper transaction must be avoided to preserve the Company’s reputation for adhering to the highest standards of conduct.

Remember, it makes no difference whether or not you relied upon or used material non-public information in deciding to trade: the bottom line is that if you are aware of material non-public information about the Company, the prohibitions set forth in this Policy apply.

MATERIAL NON-PUBLIC INFORMATION

Material Information. Information is considered “material” if a reasonable investor would consider the information important in making a decision to buy, hold or sell securities. Any information that could be expected to affect a company’s stock price (positively or negatively) should be considered material. There is no bright-line standard for assessing materiality; instead, materiality is based on an assessment of all of the facts and circumstances and is often evaluated by enforcement authorities with the benefit of hindsight. While it is not possible to define all categories of material information, some examples of information that ordinarily would be regarded as material are:

•	projections of future earnings or losses, or other earnings guidance;

•	changes to prior earnings guidance, or the decision to suspend earnings guidance;

•	a proposed merger, acquisition, or joint venture;

•	a proposed acquisition or disposition of a significant asset;

•	a restructuring;

•	a significant related-party transaction;

•	a change in dividend policy, the declaration of a stock split, or offering additional securities;

•	changes in bank borrowings or other financing transactions out of the ordinary course;

•	the establishment of a repurchase program for Company Securities;

•	a change in management;

•	a change in auditors or notification that the auditor’s reports may no longer be relied upon;

•	pending or threatened significant litigation, regulatory action or investigation, or the resolution of such litigation, action or investigation;

•	impending bankruptcy or the existence of severe liquidity problems;

•	cybersecurity risks and incidents, including vulnerabilities and breaches;

•	the gain or loss of a significant customer or supplier; or

•	the imposition of a ban on trading in Company Securities or the securities of another company.

When Information is Considered Public. Information that has not been disclosed to the public is generally considered to be non-public information. In order to establish that the information has been disclosed to the public, it may be necessary to demonstrate that the information has been widely disseminated. Information is considered to be widely disseminated if it has been disclosed through channels such as Bloomberg, the Dow Jones “broad tape,” newswire services, a broadcast on widely-available radio or television programs, publication in a widely-available newspaper, magazine or news website, or public disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) that are available on the SEC’s website. By contrast, information is probably not considered to be widely disseminated if available only to the Company’s employees, if it is only available to a select group of analysts, brokers and institutional investors or if it only appears on the Company’s website.

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Once information is widely disseminated, it is still necessary to provide the investing public with sufficient time to absorb the information in order to avoid the implication of impropriety. Ordinarily, information should not be considered public until two full business days have passed after its formal release to the market. For example, (i) if the Company makes an announcement before the market opens on a Monday, you should not trade in Company Securities until Wednesday; or (ii) if the Company makes an announcement after the market closes on a Friday, you should not trade in Company Securities until Wednesday. Depending on the circumstances and the importance of the information at hand, the Company may determine that a longer or shorter period should apply to the release of specific material non-public information.

TRANSACTIONS UNDER COMPANY PLANS

This Policy does not apply to the following transactions, except as specifically noted:

•

Stock Option Exercises. This Policy does not apply to the exercise of a stock option acquired by a director, officer or employee pursuant to the Company’s incentive compensation plans or to the exercise of a tax withholding right pursuant to which a Covered Person has elected to have the Company withhold shares subject to an option to satisfy tax withholding requirements. This Policy does apply, however, to any sale of stock as part of a broker-assisted cashless exercise of an option or any other market sale for the purpose of generating the cash needed to pay the exercise price of an option.

•

Restricted Stock Awards. This Policy does not apply to the vesting of restricted stock or the exercise of a tax withholding right pursuant to which you elect to have the Company withhold shares of stock to satisfy tax withholding requirements upon the vesting of any restricted stock. The Policy does apply, however, to any market sale of restricted stock.

•

401(k) Plan. This Policy does not apply to purchases of Company Securities in the Company’s 401(k) plan resulting from your periodic contribution of money to the plan pursuant to your payroll deduction election. This Policy does apply, however, to certain elections you may make under the 401(k) plan, including: (a) an election to increase or decrease the percentage or amount of your periodic contributions that will be allocated to the Company stock fund; (b) an election to make an intra-plan transfer of an existing account balance into or out of the Company stock fund; and (c) an election to borrow money against your 401(k) plan account if the loan will result in a liquidation of some or all of your Company stock fund balance.

•	Other Similar Transactions. Any other purchase of Company Securities directly from the Company or sales of Company Securities to the Company are not subject to this Policy.

TRANSACTIONS NOT INVOLVING A PURCHASE OR SALE

Bona fide gifts are not transactions subject to this Policy, unless the person making the gift (i) has reason to believe that the recipient intends to sell the Company Securities while the Covered Person is aware of material non-public information or (ii) is subject to the trading restrictions specified below under the heading “Additional Procedures” and the sales by the recipient of the Company Securities occur during a Blackout Period (as defined below). Moreover, transactions in mutual funds that are invested in Company Securities are not transactions subject to this Policy.

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SPECIAL AND PROHIBITED TRANSACTIONS

Certain types of transactions pose a heightened legal risk and/or appearance of improper conduct. We have therefore adopted the following specific policies:

•

Short-Term Trading. Short-term trading of Company Securities may be distracting to the person and may unduly focus the person on the Company’s short-term stock market performance rather than the Company’s long-term business objectives. For these reasons, any director or Section 16 officer who purchases Company Securities in the open market may not sell any Company Securities of the same class during the six-month period following the purchase (or vice versa).

•

Frequent Trading. Frequent trading can be time consuming and distracting, and frequent trading of Company Securities can create an appearance of wrongdoing even if the decision to trade was based solely on public information. Therefore, we strongly discourage frequent trading of Company Securities and encourage our employees not to trade Company Securities for short-term trading profit.

•

Short Sales. Short sales of Company Securities (i.e., the sale of a security that the seller does not own) by any officer, director or employee are prohibited. Short sales may evidence an expectation on the part of the seller that the securities will decline in value and therefore have the potential to signal to the market that the seller lacks confidence in the Company’s prospects. Short sales may also reduce a seller’s incentive to seek to improve the Company’s performance. In addition, Section 16(c) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) prohibit officers and directors of the Company from engaging in short sales. (Short sales arising from certain types of hedging transactions are governed by the paragraph below captioned “Hedging Transactions.”)

•

Publicly-Traded Options. Given the relatively short term of publicly-traded options, transactions in options may create the appearance that you are trading based on material non-public information or focusing on short-term performance at the expense of the Company’s long-term objectives. Accordingly, transactions in put options and/or call options involving Company Securities, on an exchange or in any other organized market, are prohibited by this Policy. (Option positions arising from certain types of hedging transactions are governed by the paragraph below captioned “Hedging Transactions.”)

•

Hedging Transactions. Hedging or monetization transactions by any officer, director or employee are prohibited. These transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Such hedging transactions may permit a director, officer or employee to continue to own Company Securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, you may no longer have the same objectives as the Company’s other stockholders.

•

Margin Accounts and Pledged Securities. Securities held in a margin account as collateral for a margin loan may be sold by the broker without the customer’s consent if the customer fails to meet a margin call. Similarly, securities pledged (or hypothecated) as collateral for a loan may be sold in foreclosure if the borrower defaults on the loan. Because a margin sale or foreclosure sale may occur at a time when the pledgor is aware

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of material non-public information or otherwise is not permitted to trade in Company Securities, officers, directors and employees are prohibited from holding Company Securities in a margin account or otherwise pledging Company Securities as collateral for a loan. (Pledges of Company Securities arising from certain types of hedging transactions are governed by the paragraph above captioned “Hedging Transactions.”)

•

Standing and Limit Orders. Standing and limit orders (except standing and limit orders under approved 10b5-1 Plans) create heightened risks for insider trading violations similar to the use of margin accounts. There is no control over the timing of purchases or sales that result from standing or limit instructions to a broker, and as a result the broker could execute a transaction when you are in possession of material non-public information. We therefore discourage placing standing or limit orders on Company Securities. If you must use a standing order or limit order, then the order should be limited to the shortest duration possible and should otherwise comply with the restrictions and procedures outlined below under the heading “Additional Procedures.”

ADDITIONAL PROCEDURES

The Company has established additional procedures in order to assist the Company in the administration of this Policy, to facilitate compliance with laws prohibiting insider trading while in possession of material non-public information and to avoid the appearance of any impropriety.

Individuals and entities subject to our quarterly or event-specific trading restrictions as described below, including directors, officers, and employees of the Company or one of its subsidiaries, as well as their respective Family Members and Controlled Entities, as such individuals have been designated and notified by our General Counsel, are referred to herein as “Designated Persons.”

Pre-Clearance Procedures

Designated Persons may not engage in any transaction in Company Securities without first obtaining pre-clearance of the transaction in writing from our General Counsel, who must consult with the Chairman of the Board (or, if the Chairman of the Board proposes to make any transaction in Company Securities, then a member of the Audit Committee of the Board) on any request for pre-clearance. A request for pre-clearance should be submitted to our General Counsel in writing at least three business days in advance of the proposed transaction. Our General Counsel will make every effort to respond to requests as quickly and expeditiously as possible. However, our General Counsel is not obligated to approve a transaction submitted for pre-clearance, and he or she may determine not to permit the trade.

If our General Counsel proposes to make any transaction in Company Securities, then our Chief Executive Officer (who must consult with the Chairman of the Board and with assistance from counsel other than our General Counsel) will be responsible for pre-clearing or denying the proposed trade in accordance with the procedures outlined herein.

If a request for pre-clearance is denied, then the individual who made the request should refrain from initiating any transaction in Company Securities and should not inform any other person of the restriction. If a request for pre-clearance is approved, then the individual who made the request has three business days to affect the transaction (or, if sooner, before commencement of a quarterly or event-driven Blackout Period). In the case of a pre-clearance for a 10b5-1 Plan, the plan must be established within seven business days (or, if sooner, before commencement of a quarterly or event-driven Blackout Period).

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When a request for pre-clearance is made, the requestor should carefully consider whether he or she may be aware of any material non-public information about the Company and should describe fully those circumstances when requesting pre-clearance.

To facilitate the process, the Company has prepared the pre-clearance form attached to this Policy as Exhibit A. You are encouraged to complete and provide the pre-clearance form to our General Counsel when requesting pre- clearance. You remain obligated to timely submit pre-clearance requests in writing, however, should you choose not to complete and return the pre-clearance form attached to this Policy.

Under no circumstance may a person trade or initiate a 10b5-1 Plan while aware of material non-public information about the Company, even if pre-cleared. Thus, if you become aware of material non-public information after receiving pre-clearance, but before the trade has been executed or the 10b5-1 Plan has been initiated, then you must not affect the pre-cleared transaction or initiate the pre-cleared plan.

Quarterly Trading Restrictions

Designated Persons must not trade Company Securities during certain periods (“Blackout Periods”) closely related to the preparation and announcement of our earnings. Our General Counsel, in consultation with our Chief Executive Officer and Chief Financial Officer, will determine which employees will be subject to these quarterly trading restrictions and notify such Designated Persons that they are subject to the restrictions. Our Blackout Periods include:

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with respect to our first fiscal quarter, the Blackout Period will begin on the 20th calendar day of March and end after two full business days have passed after the public release of our earnings results for the first quarter;

•

with respect to our second fiscal quarter, the Blackout Period will begin on the 20th calendar day of June and after two full business days have passed after the public release of our earnings results for the second quarter;

•

with respect to our third fiscal quarter, the Blackout Period will begin on the 20th calendar day of September and end after two full business days have passed after the public release of our earnings results for the third quarter; and

•

with respect to our fourth fiscal quarter, the Blackout Period will begin on the 15th calendar day of December and end on the third business day following the date of the public release of our earnings results for the fourth quarter.

Under very limited circumstances, a person (other than our directors and Section 16 officers) subject to this restriction may be permitted to trade during a Blackout Period, but only if our General Counsel concludes that the person does not in fact possess material non-public information. Persons wishing to trade during a Blackout Period must contact our General Counsel for approval at least three business days in advance of any proposed transaction involving Company Securities, as described above.

Event-Specific Trading Restriction Periods

There may be times when our directors or a limited number of officers and employees have knowledge of an event (e.g., a potential transaction) that is or may be material to the Company. It may be appropriate in these circumstances to prohibit those directors, officers and employees, as well as their Family Members and Controlled Entities, from trading Company Securities while the event remains material and nonpublic. Our General Counsel, in consultation with our Chief Executive Officer and Chief Financial Officer, will determine whether an event is material, and whether certain officers and employees will be subject to the event-specific trading restrictions, and notify such Designated Persons.

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Moreover, our financial results may be sufficiently material in a particular quarter that, in the judgment of our General Counsel, these situations would require that Designated Persons should refrain from trading in Company Securities even sooner than the typical Blackout Period described above. In that situation, our General Counsel may notify Designated Persons that they should not trade in the Company’s Securities, without disclosing the reason for the restriction.

The existence of an event-specific trading restriction period or extension of a Blackout Period will not be announced to the Company as a whole and should not be communicated to other persons. Even if our General Counsel has not designated you as a person who should not trade due to an event-specific restriction, you should not trade while aware of material non-public information. Exceptions will not be granted during an event-specific trading restriction period.

Exceptions

Quarterly and event-driven trading restrictions do not apply to transactions not subject to this Policy, as described above under the headings “Transactions Under Company Plans” and “Transactions Not Involving a Purchase or Sale.” In addition, the requirement for pre-clearance and the quarterly and event-driven trading restrictions do not apply to transactions conducted pursuant to approved Rule 10b5-1 plans, described under the heading “Rule 10b5- 1 Plans.”

RULE 10B5-1 PLANS

Rule 10b5-1 under the Exchange Act provides a defense from insider trading liability under Rule 10b-5. In order to be eligible to rely on this defense, a person subject to this Policy must enter into a Rule 10b5-1 plan for transactions in Company Securities that meets certain conditions specified in the Rule (a “10b5-1 Plan”). If the plan meets the requirements of Rule 10b5-1, Company Securities may be purchased or sold under the 10b5-1 Plan without regard to certain insider trading restrictions. To comply with the Policy, a 10b5-1 Plan must be approved by our General Counsel and meet the requirements of Rule 10b5-1. In general, a 10b5-1 Plan must be entered into at a time when the person entering into the plan is not aware of material non-public information. Once the plan is adopted, the person must not exercise any influence over the amount of securities to be traded, the price at which they are to be traded or the date of the trade. The plan must either specify the amount, pricing and timing of transactions in advance or delegate discretion on these matters to an independent third party.

Any 10b5-1 Plan must be submitted for approval 14 days prior to the entry into the 10b5-1 Plan. No further pre- approval of transactions conducted pursuant to the 10b5-1 Plan will be required.

POST-TERMINATION TRANSACTIONS

This Policy continues to apply to transactions in Company Securities even after termination of service to the Company. If an individual is in possession of material non-public information when his or her service terminates, that individual may not trade in Company Securities until that information has become public or is no longer material. The pre-clearance procedures specified under the heading “Additional Procedures” above, however, will cease to apply to transactions in Company Securities upon the expiration of any Blackout Period or other Company-imposed trading restrictions applicable at the time of the termination of service.

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CONSEQUENCES OF VIOLATION

The purchase or sale of securities while aware of material non-public information, or the disclosure of material non-public information to others who then trade in the Company’s Securities, is prohibited by the federal and state laws. Insider trading violations are pursued vigorously by the SEC, U.S. Attorneys, state enforcement authorities and private plaintiffs as well as under the laws of foreign jurisdictions. Punishment for insider trading violations is severe and could include significant fines and imprisonment.

While the regulatory authorities concentrate their efforts on the individuals who trade, or who tip inside information to others who trade, the federal securities laws also impose potential liability on companies and other “controlling persons” if they fail to take reasonable steps to prevent insider trading by company personnel.

In addition, an individual’s failure to comply with this Policy may subject the individual to Company-imposed sanctions, including dismissal for cause, whether or not the employee’s failure to comply results in a violation of law. Of course, a violation of law, or even an SEC investigation that does not result in prosecution, can tarnish a person’s reputation and irreparably damage a career.

SUPPORT

Any person who has a question about this Policy or its application to any proposed transaction may obtain additional guidance from our General Counsel, who can be reached by telephone at [●] or by e-mail at [●].

CERTIFICATION

Each of Designated Persons must certify their understanding of, and intent to comply with, this Policy. A form of certification is attached to this Policy as Exhibit B.

This Policy was adopted by the Board on [●].

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Exhibit A

Request for Pre-Clearance Form

To:	General Counsel
[Combined Corporation] (the “Company”)

From:
Re:	Proposed transaction in Company Securities

This is to advise you that the undersigned intends to execute a transaction in the Company’s securities on [        ] [     ], 20[     ], and thereafter until the trading window shall close and does hereby request that the Company pre-clear the transaction as required by its Securities Trading Policy (the “Policy”).

The general nature of the transaction is as follows (e.g., open market purchase of 10,000 shares of common stock through NASDAQ or privately-negotiated sale of warrants for the purchase of 5,000 shares of common stock):

The undersigned is not in possession of material non-public information (as described in the Policy) about the Company and will not enter into the transaction if the undersigned comes into possession of any material non-public information about the Company between the date hereof and the proposed trade execution date.

The undersigned has read and understands the Policy [and the Company’s Section 16 Compliance Policy] and certifies that the above proposed transaction will not violate the Policy [and the Section 16 Compliance Policy].*

The undersigned agrees to advise the Company promptly if, as a result of future developments, any of the foregoing information becomes inaccurate or incomplete in any respect. The undersigned understands that the Company may require additional information about the transaction, and agrees to provide such information upon request.

Dated:             , 20[    ]

Very truly yours,
[Signature]
[Print Name]

Approved:

General Counsel of [Combined Corporation]

Dated:             , 20[    ]

*	Bracketed language in this paragraph need only appear in forms submitted by directors and Section 16 directors and officers.

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Exhibit B

Form of Compliance Certification

CERTIFICATION

I certify that:

(i)

I have read and understand [Combined Corporation]’s (the “Company”) Securities Trading Policy (the “Policy”). I understand that the General Counsel is available to answer any questions I have regarding the Policy.

(ii)	Since the date on which the Policy was adopted, or such shorter period of time that I have been an employee of the Company, I have complied with the Policy.

(iii)	I will continue to comply with the Policy for as long as I am subject to it.

Print name:
Signature:
Date:

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Schedule A

Covered Shares

Class of Capital Stock	Total Number of Shares Owned by Shareholder
Class A Common Stock, par value $0.0001 per share	49,067,354*
Class B Common Stock, par value $0.0001 per share	8,024,419

*	Includes 13,614 shares of restricted Class A Common Stock

Schedule B

Amendment to Certificate of Incorporation

(See attached.)

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

[COMBINED CORPORATION]

The present name of the corporation is WillScot Corporation. The corporation was incorporated under the name “Double Eagle Acquisition Corp.” by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on November 29, 2017. This Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The Certificate of Incorporation of the corporation is hereby amended, integrated and restated to read in its entirety as follows:

ARTICLE I

Name

The name of the Corporation is [Combined Corporation] (the “Corporation”).

ARTICLE II

Registered Agent; Registered Office

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of the Corporation’s registered agent at such address is The Corporation Trust Company.

ARTICLE III

Purposes

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

[Reserved]

ARTICLE V

Capital Stock

1. Authorized Shares.

(a) The total number of shares of all classes of stock that the Corporation is authorized to issue is 501,000,000 shares of stock, consisting of (i) 1,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”) and (ii) 500,000,000 shares of common stock, par value $0.0001 per share (“Common Stock”).

(b) Immediately upon the effectiveness (the “Effective Time”) of this Amended and Restated Certificate of Incorporation (as amended from time to time, the “Certificate of Incorporation”), each share of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”) issued and outstanding or held as treasury stock immediately prior to the Effective Time shall, automatically and without the need for any further action, be reclassified as, and shall be converted into, one validly issued, fully paid and nonassessable share of Common Stock. Any stock certificate that immediately prior to the Effective Time represented shares of Class A Common Stock shall from and after the Effective Time be deemed to represent shares of Common Stock into which the shares formerly represented by such certificate have been reclassified and converted, without the need for surrender or exchange thereof.

2. Preferred Stock. Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors of the Corporation (the “Board”) and the filing of a certificate pursuant to the applicable law of the State of Delaware (a “Preferred Designation”), authority to do so being hereby expressly vested in the Board. The Board is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL, subject to obtaining a vote of the holders of any series of Preferred Stock, if such a vote is required pursuant to the terms of the Certificate of Incorporation (including any Preferred Designation).

3. Common Stock.

(a) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Designation), the holders of the Common Stock shall possess all voting power with respect to the Corporation. The holders of shares of Common Stock shall be entitled to one vote for each such share on each matter properly submitted to the stockholders on which the holders of the Common Stock are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to the Certificate of Incorporation (including any Preferred Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation (including any Preferred Designation) or pursuant to the Section 242(b)(2) of the DGCL (or any other similar, successor provision thereof).

(b) Except as otherwise required by law or the Certificate of Incorporation (including any Preferred Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders.

(c) Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

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(d) Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by the Board, the Chairman of the Board or the Chief Executive Officer of the Corporation.

ARTICLE VI

Bylaws

In furtherance and not in limitation of the powers conferred by statute, the Board shall have the power to adopt, amend, repeal or otherwise alter the bylaws of the Corporation (the “Bylaws”) without any action on the part of the stockholders. The Bylaws may also be amended, supplemented or repealed by the stockholders at an annual or special meeting of the stockholders, the notice for which designates that an amendment, supplement or repeal of one or more of such sections is to be considered, and only by an affirmative vote of the holders of a majority in voting power of the outstanding shares of stock entitled to vote upon such amendment, supplement or repeal, voting as a single class.

ARTICLE VII

Directors

1. Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by the Certificate of Incorporation or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2. Number; Term; Election; Qualification. The number of directors that constitutes the Board shall be fixed from time to time by resolution of the Board in accordance with the Bylaws, and shall consist of not less than three or more than thirteen directors. The Board shall be divided into three classes designated Class I, Class II and Class III. The number of directors elected to each class shall be as nearly equal in number as possible. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the Board. Each Class I director shall be elected to an initial term to expire at the first annual meeting of stockholders following the Effective Time, each Class II director shall be elected to an initial term to expire at the second annual meeting of stockholders following the Effective Time and each Class III director shall be elected to an initial term to expire at the third annual meeting of stockholders following the Effective Time. Upon the expiration of the initial terms of office for each class of directors, the directors of each class shall be elected for a term of three years to serve until their successors have been duly elected and qualified or until their earlier resignation or removal, except that if any such election shall not be so held, such election shall take place at a stockholders’ meeting called and held in accordance with the DGCL. Each director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation, or removal. If the number of directors is hereafter changed, no decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

3. Removal and Vacancies. Subject to the rights of the holders of any series of Preferred Stock, vacancies occurring on the Board for any reason and newly created directorships resulting from an increase in the authorized number of directors may be filled only: (i) prior to the third annual meeting of stockholders following the Effective Time, by the Nominating and Corporate Governance Committee and (ii) from and after the third annual meeting of stockholders following the Effective Time, by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A person so elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be duly elected and qualified.

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4. Written Ballot. Unless and except to the extent that the Bylaws shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VIII

Limitation of Liability and Indemnification

1. Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Article VIII, Section 1 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment..

2. Indemnification. The Corporation shall, in accordance with this Certificate of Incorporation and the Bylaws, indemnify, advance expenses, and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation), any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except for claims for indemnification (following the final disposition of such Proceeding) or advancement of expenses not paid in full, the Corporation shall be required to indemnify a Covered Person in connection with a Proceeding (or part thereof) commenced by such Covered Person only if the commencement of such Proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board. Any amendment, repeal or modification of this Section 2 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

3. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

ARTICLE IX

Exclusive Jurisdiction for Certain Actions

1. Exclusive Forum. Unless the Board or one of its duly authorized committees otherwise approves in writing, the selection of an alternate forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the Superior Court of the State of Delaware, or, if the Superior Court of the State of Delaware also does not have jurisdiction, the United States District Court for the District of Delaware) shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Certificate of Incorporation or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of the Certificate of Incorporation or the Bylaws or (v) any action asserting a claim against the Corporation governed by the internal affairs doctrine (each, a “Covered Proceeding”).

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2. Personal Jurisdiction. If any action the subject matter of which is a Covered Proceeding is filed in a court other than the Court of Chancery of the State of Delaware, or, where permitted in accordance with Section 1 above, the Superior Court of the State of Delaware or the United States District Court for the District of Delaware, (each, a “Foreign Action”) in the name of any person or entity (a “Claiming Party”) without the prior written approval of the Board or one of its duly authorized committees, such Claiming Party shall, to the fullest extent permitted by law, be deemed to have consented to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware, or, where applicable, the Superior Court of the State of Delaware and the United States District Court for the District of Delaware, in connection with any action brought in any such courts to enforce Section 1 above (an “Enforcement Action”) and (ii) having service of process made upon such Claiming Party in any such Enforcement Action by service upon such Claiming Party’s counsel in the Foreign Action as agent for such Claiming Party.

3. Notice and Consent. Any person or entity purchasing or otherwise acquiring or holding any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX and waived any argument relating to the inconvenience of the forums reference above in connection with any Covered Proceeding.

ARTICLE X

Severability

If any provision or provisions of the Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of the Certificate of Incorporation (including, without limitation, each portion of any section of the Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of the Certificate of Incorporation (including, without limitation, each such portion of any section of the Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

ARTICLE XI

Corporate Opportunity

The Corporation hereby renounces pursuant to Section 122(17) of the DGCL any interest or expectancy in, or being offered an opportunity to participate in, any business opportunity or classes or categories of business opportunities that are presented to any of the Corporation’s non-employee directors or any of their affiliates (together, an “Identified Person”) which may be a corporate opportunity for such Identified Person and the Corporation or any of its affiliates. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself, herself or himself and the Corporation or any of its affiliates, such Identified Person shall, to the fullest extent permitted by the DGCL, have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its affiliates and, to the fullest extent permitted by the DGCL, shall not be liable to the Company, its affiliates or its stockholders for breach of any fiduciary duty as a stockholder or director of the Company solely by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself, herself or himself, or offers or directs such corporate opportunity to another Person or does not present such corporate opportunity to the Corporation or its affiliates. Notwithstanding the foregoing, the Corporation does not renounce its interest or expectancy in any corporate opportunity offered to any Identified Person if such opportunity is expressly offered to such Identified Person solely in his or her capacity as a director of the Corporation, and the foregoing provisions of this Article XI shall not apply to any such corporate opportunity. Notwithstanding anything to

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contrary herein, the provisions of this Article XI shall have no further force or effect from and after the earlier of such time as (i) TDR Capital LLP (“TDR”) ceases to beneficially own at least 5% of the outstanding shares of Common Stock and (ii) TDR is not entitled to designate one or more members of the Board in accordance with the Shareholders Agreement, by and among the Corporation, TDR and the other parties thereto (as amended from time to time).

ARTICLE XII

Amendment

Except as expressly provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in the Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be executed by its duly authorized officer on [●], 2020.

[COMBINED CORPORATION]

By:
Name:	Bradley Soultz
Title:	Chief Executive Officer

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